UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: July 31

Date of reporting period: July 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report
July 31, 2017
Columbia Disciplined Core Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Core Fund   |  Annual Report 2017

Columbia Disciplined Core Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Disciplined Core Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA
Co-manager
Managed Fund since 2010
Peter Albanese
Co-manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/24/03	15.74	14.05	7.07
	Including sales charges		9.08	12.69	6.44
Class B	Excluding sales charges	04/24/03	15.15	13.25	6.30
	Including sales charges		10.15	13.01	6.30
Class C	Excluding sales charges	04/24/03	14.94	13.21	6.28
	Including sales charges		13.94	13.21	6.28
Class K		04/24/03	15.83	14.18	7.22
Class R		12/11/06	15.49	13.77	6.82
Class R4*		03/19/13	16.05	14.30	7.19
Class R5		12/11/06	16.14	14.47	7.48
Class T	Excluding sales charges	12/01/06	15.73	14.06	7.06
	Including sales charges		12.82	13.50	6.78
Class Y*		06/01/15	16.12	14.24	7.17
Class Z*		09/27/10	16.01	14.35	7.28
S&P 500 Index			16.04	14.78	7.74
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Core Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2017)
Microsoft Corp.	3.6
Facebook, Inc., Class A	3.4
JPMorgan Chase & Co.	3.2
Apple, Inc.	2.8
Boeing Co. (The)	2.8
Bank of America Corp.	2.8
Pfizer, Inc.	2.5
AT&T, Inc.	2.4
Merck & Co., Inc.	2.4
Cisco Systems, Inc.	2.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2017)
Common Stocks	99.1
Money Market Funds	0.9
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2017)
Consumer Discretionary	11.6
Consumer Staples	9.3
Energy	5.8
Financials	14.2
Health Care	14.6
Industrials	10.1
Information Technology	23.0
Materials	2.7
Real Estate	2.9
Telecommunication Services	2.4
Utilities	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Core Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares gained 15.74% excluding sales charges. The Fund slightly underperformed the S&P 500 Index, which rose 16.04% for the same time period. Stock selection contributed positively to the Fund’s relative results, while sector allocation detracted, albeit modestly.
Investors favored economically-sensitive cyclical U.S. equity sectors
The benchmark’s double-digit gain was driven primarily by increased expectations for economic growth leading up to and following the U.S. elections. Inflation expectations also rose for much of the period, and concerns about the economies of Europe and China abated. Consistent with these prospects, the Federal Reserve began tightening its monetary policy, increasing the targeted federal funds rate 0.25% in each of December 2016, March 2017 and June 2017. Despite an increase in U.S. Treasury yields across the spectrum of maturities, the U.S. equity market surged.
Those sectors within the benchmark widely considered more cyclical, such as financials, information technology and industrials, performed best. Traditionally defensive sectors, including telecommunication services and real estate, were the weakest performers within the benchmark, each posting a negative return during the period. The energy sector posted a positive return during the period, but was also weak, as the widely anticipated rebound in oil prices did not materialize and shifting supply/demand balances led to commodity price volatility. Overall, growth strategies outperformed value strategies during the period, with the exception of the small-cap segment of the U.S. equity market wherein growth strategies lagged.
Growth and high beta stocks led market higher
For most of the period, growth and high beta factors were most in favor within the U.S. equity market. Early in the period, valuation factors drove performance most, as the market took more of a risk-on sentiment in the months immediately following the late-June 2016 Brexit vote. However, from the beginning of 2017 on, investors generally shifted their preferences toward steady and established growth names. Dividend yield, high volatility and leverage were among those factors that were out of favor during the period.
Our stock selection model performed well during the period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, those stocks rated most attractive to buy significantly outperformed the benchmark and those stocks rated with the highest conviction to sell underperformed. All three broad categories of our stock selection model produced positive results, with valuation and quality performing best. The catalyst model generated more mixed results, though its highest rated stocks still substantially outperformed the benchmark during the period.
Stock selection overall boosted returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract modestly from relative performance during the period. Stock selection overall contributed positively to the Fund’s performance relative to the benchmark. Stock selection in the industrials sector was the primary positive contributor to the Fund’s relative performance. Stock selection in energy, real estate and health care boosted results as well.
Among the individual stocks contributing most to relative performance were Boeing, Best Buy and Prudential Financial. Boeing, an aerospace and defense company, experienced some political scrutiny from the Republican presidential candidate regarding costs for government contracts but rallied following the U.S. elections on market expectations of higher defense spending and on swelling geopolitical tensions. Retail electronics distributor Best Buy emerged as the only remaining national consumer electronics retail company in what has been a dramatic downturn for the broader retail industry. Investments into more competitive pricing, quick delivery, and both brick and mortar and internet infrastructure, widely seen as a positive shift for Best Buy, drove strong results. Financial services company Prudential Financial was rewarded by investors after strong earnings reports. The company also benefited from several secular tailwinds, including interest rate increases by the Fed, which boosted the financial sector broadly during the period.
4	Columbia Disciplined Core Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Sector allocation overall dampened Fund performance
While the Fund maintained sector allocations that are close to those of the benchmark by strategy design, slightly overweight exposures to the health care and telecommunications sectors, which each significantly lagged the benchmark during the period, dampened results. Individual stock selection was weakest within the consumer discretionary, information technology, financials and telecommunication services sectors.
Among the Fund’s greatest individual detractors were food producer Tyson Foods, discount retail clothing company Ross Stores and multinational biopharmaceutical firm Pfizer. Tyson Food’s shares fell, as the company reported earnings below consensus expectations during the period. Tyson Foods was also victim to the consumer staples sector broadly falling out of favor following the U.S. elections. Ross Stores was hurt as a secular downtrend in retail punished most names in the industry. Ross Stores posted strong earnings reports during the period but was not able to avoid the broad industry sell-off. Pfizer’s shares sold off in the early part of the period after the entire pharmaceuticals industry came under regulatory pressures from Congress due to price hikes on generic drugs.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team updated the semiconductor model toward the end of the period. Model performance had been strong within the semiconductor industry, but our team refocused model factors and weights to that of more mature business lines given industry developments. Free cash flow and dividends are a more important aspect to semiconductor companies than in the past, as the industry has consolidated to fewer companies and product lines have become more developed and diversified.
Derivative positions in the Fund
The Fund used index futures for cash management purposes and to help reduce a cash drag on Fund performance during a period when the benchmark rallied. The use of index futures had a positive effect on results during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Core Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,106.50	1,019.79	5.28	5.06	1.01
Class B	1,000.00	1,000.00	1,105.00	1,016.07	9.19	8.80	1.76
Class C	1,000.00	1,000.00	1,103.40	1,016.07	9.18	8.80	1.76
Class K	1,000.00	1,000.00	1,106.80	1,020.03	5.01	4.81	0.96
Class R	1,000.00	1,000.00	1,106.60	1,018.50	6.63	6.36	1.27
Class R4	1,000.00	1,000.00	1,108.50	1,020.98	4.03	3.86	0.77
Class R5	1,000.00	1,000.00	1,109.30	1,021.27	3.71	3.56	0.71
Class T (formerly Class W)	1,000.00	1,000.00	1,107.80	1,019.84	5.23	5.01	1.00
Class Y	1,000.00	1,000.00	1,108.90	1,021.52	3.45	3.31	0.66
Class Z	1,000.00	1,000.00	1,109.00	1,020.98	4.03	3.86	0.77
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Disciplined Core Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 99.1%
Issuer	Shares	Value ($)
Consumer Discretionary 11.5%
Diversified Consumer Services 0.2%
H&R Block, Inc.	226,000	6,893,000
Hotels, Restaurants & Leisure 1.9%
Darden Restaurants, Inc.	812,400	68,144,112
Hilton Worldwide Holdings, Inc.	184,600	11,543,038
Total		79,687,150
Household Durables 0.2%
Newell Brands, Inc.	149,000	7,855,280
Internet & Direct Marketing Retail 0.8%
Amazon.com, Inc.(a)	12,700	12,544,806
Expedia, Inc.	100,700	15,756,529
Liberty Interactive Corp., Class A(a)	296,200	7,091,028
Total		35,392,363
Leisure Products 0.6%
Hasbro, Inc.	217,900	23,071,252
Media 3.0%
Comcast Corp., Class A	2,056,410	83,181,785
News Corp., Class A	2,157,300	30,870,963
Walt Disney Co. (The)	89,900	9,882,707
Total		123,935,455
Multiline Retail 0.4%
Kohl’s Corp.	367,800	15,208,530
Specialty Retail 4.4%
Best Buy Co., Inc.	1,208,500	70,503,890
Ross Stores, Inc.	1,173,200	64,901,424
TJX Companies, Inc. (The)	665,900	46,819,429
Total		182,224,743
Total Consumer Discretionary		474,267,773
Consumer Staples 9.2%
Food & Staples Retailing 4.0%
CVS Health Corp.	310,200	24,794,286
SYSCO Corp.	926,800	48,768,216
Wal-Mart Stores, Inc.	1,153,300	92,252,467
Total		165,814,969
Food Products 1.8%
Tyson Foods, Inc., Class A	1,164,300	73,770,048
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Products 0.5%
Procter & Gamble Co. (The)	211,500	19,208,430
Tobacco 2.9%
Altria Group, Inc.	1,080,200	70,180,594
Philip Morris International, Inc.	442,400	51,632,504
Total		121,813,098
Total Consumer Staples		380,606,545
Energy 5.8%
Energy Equipment & Services 0.7%
Baker Hughes, Inc.	737,200	27,195,308
Oil, Gas & Consumable Fuels 5.1%
Chevron Corp.	432,400	47,213,756
ConocoPhillips	1,714,260	77,775,976
Exxon Mobil Corp.	40,800	3,265,632
HollyFrontier Corp.	245,900	7,091,756
Valero Energy Corp.	1,112,450	76,725,677
Total		212,072,797
Total Energy		239,268,105
Financials 14.0%
Banks 6.6%
Bank of America Corp.	4,679,700	112,874,364
Fifth Third Bancorp	422,500	11,280,750
JPMorgan Chase & Co.	1,420,600	130,411,080
PNC Financial Services Group, Inc. (The)	126,700	16,318,960
Total		270,885,154
Capital Markets 3.2%
Franklin Resources, Inc.	317,400	14,213,172
Morgan Stanley	582,700	27,328,630
S&P Global, Inc.	556,600	85,488,194
T. Rowe Price Group, Inc.	49,300	4,078,096
Total		131,108,092
Consumer Finance 0.2%
Navient Corp.	711,300	10,491,675

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 4.0%
Allstate Corp. (The)	470,100	42,779,100
Marsh & McLennan Companies, Inc.	646,000	50,368,620
Prudential Financial, Inc.	645,400	73,078,642
Total		166,226,362
Total Financials		578,711,283
Health Care 14.5%
Biotechnology 3.2%
Alexion Pharmaceuticals, Inc.(a)	158,600	21,782,124
Biogen, Inc.(a)	88,800	25,715,592
BioMarin Pharmaceutical, Inc.(a)	107,300	9,413,429
Celgene Corp.(a)	270,300	36,601,323
TESARO, Inc.(a)	60,000	7,659,600
Vertex Pharmaceuticals, Inc.(a)	196,900	29,893,358
Total		131,065,426
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	1,290,000	78,019,200
Becton Dickinson and Co.	20,500	4,128,700
Total		82,147,900
Health Care Providers & Services 2.5%
Centene Corp.(a)	624,200	49,573,964
Express Scripts Holding Co.(a)	600,400	37,609,056
McKesson Corp.	91,200	14,762,544
Total		101,945,564
Pharmaceuticals 6.8%
Johnson & Johnson	483,300	64,143,576
Mallinckrodt PLC(a)	377,700	17,298,660
Merck & Co., Inc.	1,551,800	99,128,984
Pfizer, Inc.	3,035,355	100,652,372
Total		281,223,592
Total Health Care		596,382,482
Industrials 10.0%
Aerospace & Defense 3.8%
Boeing Co. (The)	470,500	114,077,430
Lockheed Martin Corp.	150,900	44,082,417
Total		158,159,847
Airlines 1.6%
Southwest Airlines Co.	1,219,900	67,716,649
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 0.1%
Waste Management, Inc.	28,600	2,149,290
Electrical Equipment 0.8%
Rockwell Automation, Inc.	207,200	34,194,216
Industrial Conglomerates 2.1%
Honeywell International, Inc.	619,900	84,380,788
Machinery 0.6%
Ingersoll-Rand PLC	267,000	23,463,960
Professional Services 0.4%
Nielsen Holdings PLC	424,800	18,270,648
Trading Companies & Distributors 0.6%
WW Grainger, Inc.	146,200	24,377,388
Total Industrials		412,712,786
Information Technology 22.8%
Communications Equipment 2.8%
Cisco Systems, Inc.	2,958,000	93,029,100
F5 Networks, Inc.(a)	197,700	23,872,275
Total		116,901,375
Internet Software & Services 6.2%
Alphabet, Inc., Class A(a)	44,300	41,885,650
Facebook, Inc., Class A(a)	828,700	140,257,475
VeriSign, Inc.(a)	727,000	73,550,590
Total		255,693,715
IT Services 1.9%
MasterCard, Inc., Class A	601,300	76,846,140
Semiconductors & Semiconductor Equipment 2.5%
Broadcom Ltd.	342,400	84,456,384
Intel Corp.	556,400	19,735,508
Total		104,191,892
Software 6.6%
Adobe Systems, Inc.(a)	463,500	67,898,115
Electronic Arts, Inc.(a)	507,800	59,280,572
Microsoft Corp.(b)	2,008,600	146,025,220
Total		273,203,907
Technology Hardware, Storage & Peripherals 2.8%
Apple, Inc.	776,480	115,485,870
Total Information Technology		942,322,899

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 2.7%
Chemicals 1.9%
LyondellBasell Industries NV, Class A	847,000	76,306,230
Containers & Packaging 0.3%
International Paper Co.	262,000	14,404,760
Metals & Mining 0.5%
Newmont Mining Corp.	507,000	18,845,190
Total Materials		109,556,180
Real Estate 2.8%
Equity Real Estate Investment Trusts (REITS) 2.8%
American Tower Corp.	593,200	80,870,956
Host Hotels & Resorts, Inc.	1,457,000	27,187,620
SL Green Realty Corp.	86,400	8,922,528
Total		116,981,104
Total Real Estate		116,981,104
Telecommunication Services 2.4%
Diversified Telecommunication Services 2.4%
AT&T, Inc.	2,553,800	99,598,200
Total Telecommunication Services		99,598,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.4%
Electric Utilities 1.6%
Entergy Corp.	823,700	63,194,264
Multi-Utilities 1.8%
Ameren Corp.	326,500	18,316,650
CenterPoint Energy, Inc.	2,012,800	56,740,832
Total		75,057,482
Total Utilities		138,251,746
Total Common Stocks (Cost $3,433,890,614)		4,088,659,103

Money Market Funds 0.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(c),(d)	38,690,562	38,690,562
Total Money Market Funds (Cost $38,688,430)		38,690,562
Total Investments (Cost: $3,472,579,044)		4,127,349,665
Other Assets & Liabilities, Net		(1,616,183)
Net Assets		4,125,733,482

At July 31, 2017, securities and/or cash totaling $2,595,390 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at July 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 E-mini	192	USD	23,692,800	09/2017	430,662	—
S&P 500 E-mini	187	USD	23,075,800	09/2017	388,496	—
Total			46,768,600		819,158	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	23,374,982	423,641,485	(408,325,905)	38,690,562	(3,548)	253,006	38,690,562
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Core Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	474,267,773	—	—	—	474,267,773
Consumer Staples	380,606,545	—	—	—	380,606,545
Energy	239,268,105	—	—	—	239,268,105
Financials	578,711,283	—	—	—	578,711,283
Health Care	596,382,482	—	—	—	596,382,482
Industrials	412,712,786	—	—	—	412,712,786
Information Technology	942,322,899	—	—	—	942,322,899
Materials	109,556,180	—	—	—	109,556,180
Real Estate	116,981,104	—	—	—	116,981,104
Telecommunication Services	99,598,200	—	—	—	99,598,200
Utilities	138,251,746	—	—	—	138,251,746
Total Common Stocks	4,088,659,103	—	—	—	4,088,659,103
Money Market Funds	—	—	—	38,690,562	38,690,562
Total Investments	4,088,659,103	—	—	38,690,562	4,127,349,665
Derivatives
Asset
Futures Contracts	819,158	—	—	—	819,158
Total	4,089,478,261	—	—	38,690,562	4,128,168,823
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2017	11

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$3,433,890,614
Affiliated issuers, at cost	38,688,430
Total investments, at cost	3,472,579,044
Investments, at value
Unaffiliated issuers, at value	4,088,659,103
Affiliated issuers, at value	38,690,562
Total investments, at value	4,127,349,665
Receivable for:
Capital shares sold	510,403
Dividends	3,112,531
Prepaid expenses	17,424
Other assets	22,506
Total assets	4,131,012,529
Liabilities
Payable for:
Capital shares purchased	4,164,657
Variation margin for futures contracts	43,585
Management services fees	214,417
Distribution and/or service fees	76,646
Transfer agent fees	316,465
Plan administration fees	33
Compensation of board members	258,756
Other expenses	204,488
Total liabilities	5,279,047
Net assets applicable to outstanding capital stock	$4,125,733,482
Represented by
Paid in capital	3,341,698,436
Undistributed net investment income	43,512,453
Accumulated net realized gain	84,932,814
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	654,768,489
Investments - affiliated issuers	2,132
Futures contracts	819,158
Total - representing net assets applicable to outstanding capital stock	$4,125,733,482
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Core Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$3,481,989,614
Shares outstanding	304,540,805
Net asset value per share	$11.43
Maximum offering price per share(a)	$12.13
Class B
Net assets	$2,846
Shares outstanding	250
Net asset value per share(b)	$11.37
Class C
Net assets	$56,942,781
Shares outstanding	5,086,322
Net asset value per share	$11.20
Class K
Net assets	$1,586,564
Shares outstanding	137,937
Net asset value per share	$11.50
Class R
Net assets	$4,929,334
Shares outstanding	431,729
Net asset value per share	$11.42
Class R4
Net assets	$6,566,310
Shares outstanding	568,799
Net asset value per share	$11.54
Class R5
Net assets	$110,541,855
Shares outstanding	9,638,441
Net asset value per share	$11.47
Class T(c)
Net assets	$1,482,058
Shares outstanding	128,807
Net asset value per share	$11.51
Maximum offering price per share(d)	$11.81
Class Y
Net assets	$303,699,257
Shares outstanding	26,375,377
Net asset value per share	$11.51
Class Z
Net assets	$157,992,863
Shares outstanding	13,739,903
Net asset value per share	$11.50

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2017	13

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$109,149,278
Dividends — affiliated issuers	253,006
Total income	109,402,284
Expenses:
Management services fees	25,653,152
Distribution and/or service fees
Class A	8,648,658
Class B	193,983
Class C	576,462
Class R	23,874
Class T(a)	70,294
Transfer agent fees
Class A	4,290,078
Class B	24,668
Class C	71,528
Class I(b)	7,146
Class K	6,162
Class R	5,907
Class R4	6,273
Class R5	52,596
Class T(a)	37,186
Class Y	10,648
Class Z	97,088
Plan administration fees
Class K	29,340
Compensation of board members	97,648
Custodian fees	34,827
Printing and postage fees	380,333
Registration fees	162,644
Audit fees	29,230
Legal fees	39,765
Compensation of chief compliance officer	856
Other	86,217
Total expenses	40,636,563
Expense reduction	(2,880)
Total net expenses	40,633,683
Net investment income	68,768,601
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	326,640,971
Investments — affiliated issuers	(3,548)
Futures contracts	5,299,253
Net realized gain	331,936,676
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	190,731,321
Investments — affiliated issuers	2,132
Futures contracts	541,359
Net change in unrealized appreciation (depreciation)	191,274,812
Net realized and unrealized gain	523,211,488
Net increase in net assets resulting from operations	$591,980,089

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Core Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$68,768,601	$54,325,335
Net realized gain	331,936,676	110,147,200
Net change in unrealized appreciation (depreciation)	191,274,812	(115,270,710)
Net increase in net assets resulting from operations	591,980,089	49,201,825
Distributions to shareholders
Net investment income
Class A	(43,849,860)	(44,223,400)
Class B	(127,966)	(189,958)
Class C	(337,085)	(321,070)
Class I(a)	(4,618,317)	(5,228,680)
Class K	(286,950)	(283,117)
Class R	(49,054)	(54,433)
Class R4	(57,760)	(29,149)
Class R5	(1,257,569)	(1,192,888)
Class T(b)	(604,299)	(729,900)
Class Y	(17,391)	(613)
Class Z	(531,832)	(870,786)
Total distributions to shareholders	(51,738,083)	(53,123,994)
Decrease in net assets from capital stock activity	(480,425,791)	(188,335,245)
Total increase (decrease) in net assets	59,816,215	(192,257,414)
Net assets at beginning of year	4,065,917,267	4,258,174,681
Net assets at end of year	$4,125,733,482	$4,065,917,267
Undistributed net investment income	$43,512,453	$26,215,510

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	8,891,393	93,540,340	19,089,021	183,225,147
Distributions reinvested	4,148,698	43,229,435	4,455,865	42,375,280
Redemptions	(55,959,447)	(591,808,997)	(36,755,727)	(349,980,931)
Net decrease	(42,919,356)	(455,039,222)	(13,210,841)	(124,380,504)
Class B(a)
Subscriptions	6,667	67,837	29,116	278,880
Distributions reinvested	12,290	127,692	19,875	188,614
Redemptions (b)	(2,710,788)	(29,204,877)	(1,769,476)	(16,666,862)
Net decrease	(2,691,831)	(29,009,348)	(1,720,485)	(16,199,368)
Class C
Subscriptions	449,476	4,622,337	2,146,544	20,203,545
Distributions reinvested	30,138	308,914	31,050	290,940
Redemptions	(1,393,893)	(14,398,643)	(1,551,610)	(14,466,747)
Net increase (decrease)	(914,279)	(9,467,392)	625,984	6,027,738
Class I(c)
Subscriptions	1,383,187	14,461,331	602,116	5,548,380
Distributions reinvested	441,095	4,618,259	546,927	5,228,624
Redemptions	(31,141,017)	(333,779,362)	(5,196,004)	(49,410,250)
Net decrease	(29,316,735)	(314,699,772)	(4,046,961)	(38,633,246)
Class K
Subscriptions	101,402	1,047,518	223,807	2,086,520
Distributions reinvested	27,377	286,908	29,580	283,077
Redemptions	(2,147,173)	(22,276,217)	(268,859)	(2,573,070)
Net decrease	(2,018,394)	(20,941,791)	(15,472)	(203,473)
Class R
Subscriptions	168,358	1,740,679	352,041	3,325,383
Distributions reinvested	2,392	24,924	3,800	36,178
Redemptions	(174,286)	(1,835,893)	(416,061)	(4,000,436)
Net decrease	(3,536)	(70,290)	(60,220)	(638,875)
Class R4
Subscriptions	345,939	3,628,870	321,965	3,153,552
Distributions reinvested	5,497	57,713	3,038	29,105
Redemptions	(109,322)	(1,182,911)	(92,366)	(881,931)
Net increase	242,114	2,503,672	232,637	2,300,726
Class R5
Subscriptions	3,007,920	31,332,392	1,328,046	12,677,459
Distributions reinvested	120,567	1,257,517	125,298	1,192,837
Redemptions	(1,463,262)	(15,371,669)	(1,146,294)	(10,953,965)
Net increase	1,665,225	17,218,240	307,050	2,916,331
Class T(d)
Subscriptions	167,245	1,700,082	4,403,652	42,176,976
Distributions reinvested	57,658	604,259	76,266	729,862
Redemptions	(5,583,706)	(58,436,316)	(6,569,839)	(64,032,591)
Net decrease	(5,358,803)	(56,131,975)	(2,089,921)	(21,125,753)
Class Y(c)
Subscriptions	27,123,551	291,604,126	113,332	1,133,759
Distributions reinvested	1,657	17,350	60	572
Redemptions	(854,476)	(9,595,986)	(8,995)	(89,295)
Net increase	26,270,732	282,025,490	104,397	1,045,036
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Core Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	13,564,799	147,180,180	3,497,065	33,869,433
Distributions reinvested	43,450	454,492	76,557	731,118
Redemptions	(4,181,423)	(44,448,075)	(3,605,798)	(34,044,408)
Net increase (decrease)	9,426,826	103,186,597	(32,176)	556,143
Total net decrease	(45,618,037)	(480,425,791)	(19,906,008)	(188,335,245)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Core Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
7/31/2017	$10.00	0.18	1.38	1.56	(0.13)
7/31/2016	$9.99	0.13	(0.00) (d)	0.13	(0.12)
7/31/2015	$8.93	0.11	1.05	1.16	(0.10)
7/31/2014	$7.75	0.09	1.23	1.32	(0.14)
7/31/2013	$6.33	0.09	1.42	1.51	(0.09)
Class B
7/31/2017	$9.93	0.09	1.41	1.50	(0.06)
7/31/2016	$9.92	0.06	(0.00) (d)	0.06	(0.05)
7/31/2015	$8.87	0.04	1.04	1.08	(0.03)
7/31/2014	$7.71	0.03	1.22	1.25	(0.09)
7/31/2013	$6.28	0.04	1.42	1.46	(0.03)
Class C
7/31/2017	$9.80	0.09	1.37	1.46	(0.06)
7/31/2016	$9.78	0.05	0.02 (e)	0.07	(0.05)
7/31/2015	$8.75	0.04	1.02	1.06	(0.03)
7/31/2014	$7.61	0.03	1.20	1.23	(0.09)
7/31/2013	$6.22	0.04	1.40	1.44	(0.05)
Class K
7/31/2017	$10.06	0.14	1.44	1.58	(0.14)
7/31/2016	$10.05	0.14	(0.00) (d)	0.14	(0.13)
7/31/2015	$8.98	0.12	1.06	1.18	(0.11)
7/31/2014	$7.80	0.11	1.23	1.34	(0.16)
7/31/2013	$6.37	0.10	1.43	1.53	(0.10)
Class R
7/31/2017	$9.99	0.15	1.39	1.54	(0.11)
7/31/2016	$9.98	0.10	0.01 (e)	0.11	(0.10)
7/31/2015	$8.92	0.08	1.06	1.14	(0.08)
7/31/2014	$7.75	0.07	1.22	1.29	(0.12)
7/31/2013	$6.33	0.07	1.43	1.50	(0.08)
Class R4
7/31/2017	$10.09	0.21	1.39	1.60	(0.15)
7/31/2016	$10.07	0.14	0.03 (e)	0.17	(0.15)
7/31/2015	$9.00	0.14	1.05	1.19	(0.12)
7/31/2014	$7.81	0.11	1.24	1.35	(0.16)
7/31/2013 (f)	$7.02	0.03	0.76	0.79	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.13)	$11.43	15.74%	1.03%	1.03% (c)	1.66%	72%	$3,481,990
(0.12)	$10.00	1.39%	1.04%	1.04% (c)	1.34%	77%	$3,475,816
(0.10)	$9.99	13.03%	1.06%	1.06% (c)	1.12%	77%	$3,601,777
(0.14)	$8.93	17.21%	1.11%	1.11% (c)	1.12%	73%	$3,325,544
(0.09)	$7.75	24.12%	1.18%	1.16% (c)	1.28%	69%	$3,084,807

(0.06)	$11.37	15.15%	1.78%	1.78% (c)	0.89%	72%	$3
(0.05)	$9.93	0.62%	1.79%	1.79% (c)	0.62%	77%	$26,744
(0.03)	$9.92	12.23%	1.81%	1.81% (c)	0.38%	77%	$43,755
(0.09)	$8.87	16.25%	1.87%	1.87% (c)	0.39%	73%	$60,860
(0.03)	$7.71	23.27%	1.93%	1.91% (c)	0.54%	69%	$77,087

(0.06)	$11.20	14.94%	1.77%	1.77% (c)	0.91%	72%	$56,943
(0.05)	$9.80	0.74%	1.79%	1.79% (c)	0.57%	77%	$58,819
(0.03)	$9.78	12.17%	1.80%	1.80% (c)	0.37%	77%	$52,590
(0.09)	$8.75	16.20%	1.86%	1.86% (c)	0.37%	73%	$35,687
(0.05)	$7.61	23.22%	1.93%	1.91% (c)	0.53%	69%	$30,686

(0.14)	$11.50	15.83%	0.95%	0.95%	1.35%	72%	$1,587
(0.13)	$10.06	1.49%	0.96%	0.96%	1.43%	77%	$21,702
(0.11)	$10.05	13.22%	0.95%	0.95%	1.24%	77%	$21,822
(0.16)	$8.98	17.29%	0.95%	0.95%	1.34%	73%	$28,087
(0.10)	$7.80	24.29%	0.97%	0.96%	1.47%	69%	$75,884

(0.11)	$11.42	15.49%	1.27%	1.27% (c)	1.43%	72%	$4,929
(0.10)	$9.99	1.13%	1.29%	1.29% (c)	1.10%	77%	$4,349
(0.08)	$9.98	12.78%	1.31%	1.31% (c)	0.86%	77%	$4,943
(0.12)	$8.92	16.81%	1.37%	1.37% (c)	0.89%	73%	$3,655
(0.08)	$7.75	23.87%	1.43%	1.41% (c)	1.02%	69%	$4,180

(0.15)	$11.54	16.05%	0.77%	0.77% (c)	1.98%	72%	$6,566
(0.15)	$10.09	1.75%	0.80%	0.80% (c)	1.50%	77%	$3,298
(0.12)	$10.07	13.29%	0.80%	0.80% (c)	1.40%	77%	$948
(0.16)	$9.00	17.45%	0.87%	0.87% (c)	1.34%	73%	$195
—	$7.81	11.25%	0.92% (g)	0.92% (g)	1.25% (g)	69%	$3
Columbia Disciplined Core Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class R5
7/31/2017	$10.03	0.22	1.38	1.60	(0.16)
7/31/2016	$10.02	0.16	0.01 (e)	0.17	(0.16)
7/31/2015	$8.96	0.14	1.06	1.20	(0.14)
7/31/2014	$7.77	0.13	1.24	1.37	(0.18)
7/31/2013	$6.35	0.12	1.42	1.54	(0.12)
Class T(h)
7/31/2017	$10.07	0.14	1.43	1.57	(0.13)
7/31/2016	$10.05	0.13	0.01 (e)	0.14	(0.12)
7/31/2015	$8.98	0.11	1.06	1.17	(0.10)
7/31/2014	$7.80	0.09	1.23	1.32	(0.14)
7/31/2013	$6.37	0.09	1.43	1.52	(0.09)
Class Y
7/31/2017	$10.07	0.27	1.34	1.61	(0.17)
7/31/2016	$10.06	0.09	0.08 (e)	0.17	(0.16)
7/31/2015 (i)	$10.09	0.02	(0.05) (e)	(0.03)	—
Class Z
7/31/2017	$10.06	0.23	1.37	1.60	(0.16)
7/31/2016	$10.04	0.15	0.02 (e)	0.17	(0.15)
7/31/2015	$8.97	0.14	1.05	1.19	(0.12)
7/31/2014	$7.79	0.11	1.23	1.34	(0.16)
7/31/2013	$6.36	0.10	1.44	1.54	(0.11)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Class Y shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Core Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$11.47	16.14%	0.71%	0.71%	2.05%	72%	$110,542
(0.16)	$10.03	1.75%	0.71%	0.71%	1.67%	77%	$79,994
(0.14)	$10.02	13.40%	0.70%	0.70%	1.47%	77%	$76,799
(0.18)	$8.96	17.75%	0.70%	0.70%	1.53%	73%	$57,466
(0.12)	$7.77	24.55%	0.72%	0.71%	1.72%	69%	$46,858

(0.13)	$11.51	15.73%	1.03%	1.03% (c)	1.36%	72%	$1,482
(0.12)	$10.07	1.49%	1.04%	1.04% (c)	1.39%	77%	$55,252
(0.10)	$10.05	13.07%	1.06%	1.06% (c)	1.09%	77%	$76,143
(0.14)	$8.98	17.10%	1.12%	1.12% (c)	1.09%	73%	$102,303
(0.09)	$7.80	24.15%	1.18%	1.16% (c)	1.27%	69%	$113,166

(0.17)	$11.51	16.12%	0.66%	0.66%	2.46%	72%	$303,699
(0.16)	$10.07	1.82%	0.68%	0.68%	0.92%	77%	$1,054
—	$10.06	(0.30%)	0.60% (g)	0.60% (g)	1.16% (g)	77%	$2

(0.16)	$11.50	16.01%	0.77%	0.77% (c)	2.12%	72%	$157,993
(0.15)	$10.06	1.75%	0.79%	0.79% (c)	1.58%	77%	$43,386
(0.12)	$10.04	13.34%	0.80%	0.80% (c)	1.38%	77%	$43,636
(0.16)	$8.97	17.38%	0.87%	0.87% (c)	1.35%	73%	$6,030
(0.11)	$7.79	24.48%	0.93%	0.91% (c)	1.51%	69%	$3,817
Columbia Disciplined Core Fund | Annual Report 2017	21

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Disciplined Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Disciplined Core Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
July 31, 2017
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
24	Columbia Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	819,158*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	5,299,253

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	541,359
Columbia Disciplined Core Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
July 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	43,706,113

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.63% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $8,001.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Disciplined Core Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Class B	0.13
Class C	0.12
Class I	0.002 (a),(b)
Class K	0.052
Class R	0.12
Class R4	0.12
Class R5	0.056
Class T	0.13
Class Y	0.010
Class Z	0.12

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
28	Columbia Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $25,075. The liability remaining at July 31, 2017 for non-recurring charges associated with the lease amounted to $13,747 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2017 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $22,506, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $2,880.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $5,245,000 and $1,238,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	804,540
Class C	3,144
Columbia Disciplined Core Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	1.17%	1.15%
Class B	1.92	1.90
Class C	1.92	1.90
Class K	1.13	1.10
Class R	1.42	1.40
Class R4	0.92	0.90
Class R5	0.88	0.85
Class T	1.17	1.15
Class Y	0.83	0.80
Class Z	0.92	0.90
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments, capital loss carryforwards and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
266,425	(266,425)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
51,738,083	—	51,738,083	53,123,994	—	53,123,994
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
43,767,530	191,342,004	(102,769,953)	651,950,542
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
3,475,399,123	731,826,677	(79,876,135)	651,950,542
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
84,190,413	18,579,540	—	—	102,769,953	117,681,612	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,892,074,433 and $3,348,826,903, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Disciplined Core Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 84.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
32	Columbia Disciplined Core Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Disciplined Core Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Disciplined Core Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Core Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agents, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
34	Columbia Disciplined Core Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$200,909,104
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Disciplined Core Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Disciplined Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Disciplined Core Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
38	Columbia Disciplined Core Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Disciplined Core Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
40	Columbia Disciplined Core Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Core Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Disciplined Core Fund | Annual Report 2017	41

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board noted short-term period of underperformance, but that the longer period track record met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
42	Columbia Disciplined Core Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Disciplined Core Fund | Annual Report 2017	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
44	Columbia Disciplined Core Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Disciplined Core Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN177_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Disciplined Growth Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Growth Fund   |  Annual Report 2017

Columbia Disciplined Growth Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Disciplined Growth Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA
Co-manager
Managed Fund since 2010
Peter Albanese
Co-manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	05/17/07	18.37	15.58	8.51
	Including sales charges		11.56	14.21	7.87
Class B	Excluding sales charges	05/17/07	17.45	14.72	7.68
	Including sales charges		12.45	14.49	7.68
Class C	Excluding sales charges	05/17/07	17.44	14.74	7.71
	Including sales charges		16.44	14.74	7.71
Class K		05/17/07	18.51	15.78	8.72
Class R		05/17/07	18.18	15.31	8.26
Class R4*		06/01/15	18.68	15.71	8.57
Class R5*		11/08/12	18.83	16.05	8.73
Class T*	Excluding sales charges	08/01/08	18.25	15.57	8.51
	Including sales charges		15.29	14.98	8.23
Class Y*		06/01/15	18.91	15.81	8.62
Class Z*		09/27/10	18.76	15.89	8.67
Russell 1000 Growth Index			18.05	15.60	9.36
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher priceto-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Growth Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2017)
Apple, Inc.	6.5
Microsoft Corp.	6.0
Facebook, Inc., Class A	5.1
Boeing Co. (The)	3.3
Comcast Corp., Class A	3.1
Alphabet, Inc., Class A	3.0
MasterCard, Inc., Class A	2.9
Home Depot, Inc. (The)	2.5
Broadcom Ltd.	2.4
Honeywell International, Inc.	2.4
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2017)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2017)
Consumer Discretionary	17.9
Consumer Staples	7.5
Energy	0.3
Financials	3.6
Health Care	13.8
Industrials	12.0
Information Technology	36.9
Materials	4.2
Real Estate	2.6
Telecommunication Services	1.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Growth Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At July 31, 2017, approximately 45.7% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares gained 18.37% without sales charge. The Fund outperformed its benchmark, the Russell 1000 Growth Index, which rose 18.05% for the same time period. The Fund’s relative results can be attributed primarily to stock selection.
Investors favored economically sensitive cyclical U.S. equity sectors
The benchmark’s double-digit gain was driven primarily by increased expectations for economic growth leading up to and following the U.S. elections. Inflation expectations also rose for much of the period, and concerns about the economies of Europe and China abated. Consistent with these prospects, the Federal Reserve began tightening its monetary policy, increasing the targeted federal funds rate 0.25% in each of December 2016, March 2017 and June 2017. Despite an increase in U.S. Treasury yields across the spectrum of maturities, the U.S. equity market surged.
Those sectors within the benchmark widely considered more cyclical, such as financials, information technology and industrials, performed best. Traditionally defensive sectors, including telecommunication services, consumer staples and real estate, were the weakest performers within the benchmark, each posting a negative return during the period. The energy sector eked out a modestly positive return during the period, but was also weak, as the widely anticipated rebound in oil prices did not materialize and shifting supply/demand balances led to commodity price volatility. Overall, growth strategies outperformed value strategies during the period, with the exception of the small-cap segment of the U.S. equity market wherein growth strategies lagged.
Growth and high beta stocks led market higher
For most of the period, growth and high beta factors were most in favor within the growth segment of the U.S. equity market. Early in the period, valuation factors drove performance most, as the market took more of a risk-on sentiment in the months immediately following the late-June 2016 Brexit vote. However, from the beginning of 2017 on, investors shifted their preferences toward steady and established growth names. Dividend yield and high volatility were among those factors that were out of favor during the period.
Our stock selection model performed well during the period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. We then rank the securities within a sector/industry from 1 (most attractive) to 5 (least attractive) based upon the metrics within these categories. During the period, those stocks rated most attractive to buy significantly outperformed the benchmark and those stocks rated with the highest convictions to sell underperformed. The quality category of our model performed best, as the market shifted its preference for value in the early part of the period to steady and quality growth stocks in 2017 year to date through July 31. The catalyst model’s performance was also positive, albeit more modestly so, while the valuation model posted negative returns for the period.
Stock selection overall aided returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract modestly from relative performance during the period. Stock selection overall contributed positively to the Fund’s performance relative to the benchmark. Stock selection in the industrials, materials and health care sectors was the primary positive contributor to the Fund’s relative performance. Stock selection in real estate and consumer staples boosted results as well.
Among the individual stocks contributing most to relative performance were Boeing, WellCare Health Plans and Steel Dynamics. Boeing, an aerospace and defense company, experienced some political scrutiny from the Republican presidential candidate regarding costs for government contracts but rallied following the U.S. elections on market expectations of higher defense spending and on swelling geopolitical tensions. Health care provider WellCare Health Plans completed two
4	Columbia Disciplined Growth Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
acquisitions during the period and posted a better than consensus expected earnings report, all of which was viewed favorably by the market. Shares of metals producer and recycler Steel Dynamics rose, as the company was a prime beneficiary of strong talk following the U.S. presidential election about increasing infrastructure spending.
Consumer discretionary stock selection hampered returns
Stock selection in the consumer discretionary sector was the primary detractor from the Fund’s relative performance during the period. Stock selection in financials, telecommunication services and information technology hampered results as well.
Among the Fund’s greatest individual detractors were food producer Tyson Foods, casual restaurant company Brinker International and discount retail clothing company Ross Stores. Tyson Food’s shares fell, as the company reported earnings below consensus expectations during the period. Tyson Foods was also victim to the consumer staples sector broadly falling out of favor following the U.S. elections. Brinker International was weak as investors grew concerned about decreasing foot traffic in the company’s leading brands, such as Chili’s and Maggiano’s. Ross Stores was hurt as a secular downtrend in retail punished most names in the industry. Ross Stores posted strong earnings reports during the period but was not able to avoid the broad industry sell-off.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we maintained our sector neutral investment approach. Within our stock selection model, our team updated the semiconductor model toward the end of the period. Model performance had been strong within the semiconductor industry, but our team refocused model factors and weights to that of more mature business lines given industry developments. Free cash flow and dividends are a more important aspect to semiconductor companies than in the past, as the industry has consolidated to fewer companies and product lines have become more developed and diversified.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Growth Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,129.60	1,018.84	6.34	6.01	1.20
Class B	1,000.00	1,000.00	1,125.50	1,015.12	10.28	9.74	1.95
Class C	1,000.00	1,000.00	1,126.40	1,015.12	10.28	9.74	1.95
Class K	1,000.00	1,000.00	1,131.00	1,019.29	5.86	5.56	1.11
Class R	1,000.00	1,000.00	1,129.10	1,017.65	7.60	7.20	1.44
Class R4	1,000.00	1,000.00	1,131.40	1,020.18	4.91	4.66	0.93
Class R5	1,000.00	1,000.00	1,133.20	1,020.53	4.55	4.31	0.86
Class T (formerly Class W)	1,000.00	1,000.00	1,130.00	1,018.94	6.23	5.91	1.18
Class Y	1,000.00	1,000.00	1,133.60	1,020.78	4.29	4.06	0.81
Class Z	1,000.00	1,000.00	1,132.20	1,020.18	4.92	4.66	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Disciplined Growth Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.5%
Issuer	Shares	Value ($)
Consumer Discretionary 17.7%
Auto Components 1.6%
Delphi Automotive PLC	9,000	813,780
Lear Corp.	47,600	7,053,844
Total		7,867,624
Diversified Consumer Services 0.2%
H&R Block, Inc.	41,600	1,268,800
Hotels, Restaurants & Leisure 2.2%
Brinker International, Inc.	48,300	1,713,201
Darden Restaurants, Inc.	99,300	8,329,284
Las Vegas Sands Corp.	16,400	1,010,404
Total		11,052,889
Household Durables 0.2%
Newell Brands, Inc.	15,300	806,616
Internet & Direct Marketing Retail 3.7%
Amazon.com, Inc.(a)	10,500	10,371,690
Liberty Interactive Corp., Class A(a)	340,800	8,158,752
Total		18,530,442
Media 4.1%
Comcast Corp., Class A	378,900	15,326,505
Scripps Networks Interactive, Inc., Class A	39,800	3,478,918
Walt Disney Co. (The)	18,400	2,022,712
Total		20,828,135
Multiline Retail 0.2%
Target Corp.	13,700	776,379
Specialty Retail 5.5%
Burlington Stores, Inc.(a)	39,100	3,402,873
Home Depot, Inc. (The)	82,300	12,312,080
Ross Stores, Inc.	76,800	4,248,576
TJX Companies, Inc. (The)	108,200	7,607,542
Total		27,571,071
Total Consumer Discretionary		88,701,956
Consumer Staples 7.4%
Food & Staples Retailing 2.7%
CVS Health Corp.	51,600	4,124,388
SYSCO Corp.	175,600	9,240,072
Total		13,364,460
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 1.9%
Pilgrim’s Pride Corp.(a)	240,500	5,841,745
Tyson Foods, Inc., Class A	58,700	3,719,232
Total		9,560,977
Household Products 0.6%
Procter & Gamble Co. (The)	35,800	3,251,356
Personal Products 0.1%
Nu Skin Enterprises, Inc., Class A	4,300	272,448
Tobacco 2.1%
Altria Group, Inc.	132,224	8,590,593
Philip Morris International, Inc.	16,400	1,914,044
Total		10,504,637
Total Consumer Staples		36,953,878
Energy 0.3%
Oil, Gas & Consumable Fuels 0.3%
Apache Corp.	17,200	851,056
EOG Resources, Inc.	8,600	818,204
Total		1,669,260
Total Energy		1,669,260
Financials 3.6%
Capital Markets 3.0%
Lazard Ltd., Class A	76,400	3,568,644
S&P Global, Inc.	72,900	11,196,711
Total		14,765,355
Consumer Finance 0.1%
Capital One Financial Corp.	8,200	706,676
Insurance 0.5%
Allstate Corp. (The)	27,900	2,538,900
Total Financials		18,010,931
Health Care 13.6%
Biotechnology 5.0%
AbbVie, Inc.	23,900	1,670,849
Alexion Pharmaceuticals, Inc.(a)	24,500	3,364,830
Biogen, Inc.(a)	12,700	3,677,793
BioMarin Pharmaceutical, Inc.(a)	18,100	1,587,913
Celgene Corp.(a)	45,000	6,093,450
Gilead Sciences, Inc.	19,400	1,476,146

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Intercept Pharmaceuticals, Inc.(a)	12,100	1,417,273
TESARO, Inc.(a)	10,700	1,365,962
Vertex Pharmaceuticals, Inc.(a)	27,500	4,175,050
Total		24,829,266
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	148,500	8,981,280
Health Care Providers & Services 3.3%
Centene Corp.(a)	93,700	7,441,654
WellCare Health Plans, Inc.(a)	51,800	9,168,082
Total		16,609,736
Pharmaceuticals 3.5%
Eli Lilly & Co.	40,200	3,322,932
Johnson & Johnson	70,900	9,409,848
Merck & Co., Inc.	20,200	1,290,376
Pfizer, Inc.	111,100	3,684,076
Total		17,707,232
Total Health Care		68,127,514
Industrials 11.8%
Aerospace & Defense 3.3%
Boeing Co. (The)	67,900	16,463,034
Airlines 1.7%
Southwest Airlines Co.	154,600	8,581,846
Commercial Services & Supplies 0.4%
Waste Management, Inc.	28,700	2,156,805
Electrical Equipment 1.5%
Rockwell Automation, Inc.	46,300	7,640,889
Industrial Conglomerates 2.4%
Honeywell International, Inc.	86,900	11,828,828
Machinery 2.1%
Caterpillar, Inc.	78,200	8,910,890
Ingersoll-Rand PLC	16,500	1,450,020
Total		10,360,910
Road & Rail 0.4%
Union Pacific Corp.	21,000	2,162,160
Total Industrials		59,194,472
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 36.3%
Communications Equipment 1.6%
F5 Networks, Inc.(a)	64,800	7,824,600
Internet Software & Services 9.7%
Alphabet, Inc., Class A(a)	15,590	14,740,345
Facebook, Inc., Class A(a)	147,800	25,015,150
VeriSign, Inc.(a)	86,400	8,741,088
Total		48,496,583
IT Services 4.9%
Accenture PLC, Class A	81,500	10,498,830
MasterCard, Inc., Class A	112,000	14,313,600
Total		24,812,430
Semiconductors & Semiconductor Equipment 3.5%
Applied Materials, Inc.	129,600	5,742,576
Broadcom Ltd.	48,500	11,963,010
Total		17,705,586
Software 10.3%
Adobe Systems, Inc.(a)	74,600	10,928,154
Electronic Arts, Inc.(a)	92,600	10,810,124
Microsoft Corp.	408,490	29,697,223
Total		51,435,501
Technology Hardware, Storage & Peripherals 6.3%
Apple, Inc.(b)	214,277	31,869,418
Total Information Technology		182,144,118
Materials 4.1%
Chemicals 2.1%
Huntsman Corp.	41,700	1,110,054
LyondellBasell Industries NV, Class A	102,800	9,261,252
Total		10,371,306
Containers & Packaging 2.0%
Berry Global Group, Inc.(a)	67,700	3,796,616
Packaging Corp. of America	59,500	6,514,060
Total		10,310,676
Total Materials		20,681,982

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
American Tower Corp.	72,400	9,870,292
Outfront Media, Inc.	48,300	1,104,621
SBA Communications Corp(a)	12,200	1,678,110
Total		12,653,023
Total Real Estate		12,653,023
Telecommunication Services 1.2%
Wireless Telecommunication Services 1.2%
T-Mobile USA, Inc.(a)	93,000	5,734,380
Total Telecommunication Services		5,734,380
Total Common Stocks (Cost $363,542,907)		493,871,514

Money Market Funds 1.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(c),(d)	7,790,822	7,790,822
Total Money Market Funds (Cost $7,790,472)		7,790,822
Total Investments (Cost: $371,333,379)		501,662,336
Other Assets & Liabilities, Net		(64,823)
Net Assets		501,597,513

At July 31, 2017, securities and/or cash totaling $505,682 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at July 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 E-mini	55	USD	6,787,000	09/2017	114,264	—
S&P 500 E-mini	14	USD	1,727,600	09/2017	31,402	—
Total			8,514,600		—	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	4,822,246	93,520,081	(90,551,505)	7,790,822	(717)	67,788	7,790,822
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	88,701,956	—	—	—	88,701,956
Consumer Staples	36,953,878	—	—	—	36,953,878
Energy	1,669,260	—	—	—	1,669,260
Financials	18,010,931	—	—	—	18,010,931
Health Care	68,127,514	—	—	—	68,127,514
Industrials	59,194,472	—	—	—	59,194,472
Information Technology	182,144,118	—	—	—	182,144,118
Materials	20,681,982	—	—	—	20,681,982
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Growth Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	12,653,023	—	—	—	12,653,023
Telecommunication Services	5,734,380	—	—	—	5,734,380
Total Common Stocks	493,871,514	—	—	—	493,871,514
Money Market Funds	—	—	—	7,790,822	7,790,822
Total Investments	493,871,514	—	—	7,790,822	501,662,336
Derivatives
Asset
Futures Contracts	145,666	—	—	—	145,666
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2017	11

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$(7,790,472)
Affiliated issuers, at cost	7,790,472
Investments, at value
Unaffiliated issuers, at value	493,871,514
Affiliated issuers, at value	7,790,822
Total investments, at value	501,662,336
Receivable for:
Capital shares sold	196,429
Dividends	238,702
Prepaid expenses	4,623
Total assets	502,102,090
Liabilities
Payable for:
Capital shares purchased	327,772
Variation margin for futures contracts	7,935
Management services fees	31,067
Distribution and/or service fees	4,333
Transfer agent fees	29,568
Compensation of board members	59,941
Audit fees	26,965
Other expenses	16,996
Total liabilities	504,577
Net assets applicable to outstanding capital stock	$501,597,513
Represented by
Paid in capital	322,508,829
Undistributed net investment income	1,179,031
Accumulated net realized gain	47,435,030
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	130,328,607
Investments - affiliated issuers	350
Futures contracts	145,666
Total - representing net assets applicable to outstanding capital stock	$501,597,513
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Growth Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$114,369,284
Shares outstanding	12,033,556
Net asset value per share	$9.50
Maximum offering price per share(a)	$10.08
Class B
Net assets	$2,503
Shares outstanding	271
Net asset value per share	$9.24
Class C
Net assets	$23,033,880
Shares outstanding	2,509,601
Net asset value per share	$9.18
Class K
Net assets	$2,937
Shares outstanding	304
Net asset value per share(b)	$9.67
Class R
Net assets	$1,062,892
Shares outstanding	111,567
Net asset value per share	$9.53
Class R4
Net assets	$4,212,921
Shares outstanding	440,534
Net asset value per share	$9.56
Class R5
Net assets	$4,895,400
Shares outstanding	496,049
Net asset value per share	$9.87
Class T(c)
Net assets	$1,239,579
Shares outstanding	129,654
Net asset value per share	$9.56
Maximum offering price per share(d)	$9.81
Class Y
Net assets	$242,867,129
Shares outstanding	25,123,830
Net asset value per share	$9.67
Class Z
Net assets	$109,910,988
Shares outstanding	11,461,932
Net asset value per share	$9.59

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2017	13

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$7,892,739
Dividends — affiliated issuers	67,788
Total income	7,960,527
Expenses:
Management services fees	3,726,582
Distribution and/or service fees
Class A	323,845
Class B	1,661
Class C	217,056
Class R	3,909
Class T(a)	120,003
Transfer agent fees
Class A	215,139
Class B	289
Class C	34,562
Class I(b)	5,458
Class R	1,176
Class R4	2,997
Class R5	2,214
Class T(a)	93,539
Class Y	8,384
Class Z	82,111
Plan administration fees
Class K	7
Compensation of board members	24,498
Custodian fees	6,692
Printing and postage fees	41,018
Registration fees	148,687
Audit fees	30,268
Legal fees	10,635
Compensation of chief compliance officer	108
Other	23,044
Total expenses	5,123,882
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(77,796)
Expense reduction	(20)
Total net expenses	5,046,066
Net investment income	2,914,461
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	58,740,541
Investments — affiliated issuers	(717)
Futures contracts	1,631,666
Net realized gain	60,371,490
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	19,284,720
Investments — affiliated issuers	350
Futures contracts	(12,249)
Net change in unrealized appreciation (depreciation)	19,272,821
Net realized and unrealized gain	79,644,311
Net increase in net assets resulting from operations	$82,558,772

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Growth Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$2,914,461	$3,488,019
Net realized gain	60,371,490	32,712,041
Net change in unrealized appreciation (depreciation)	19,272,821	(31,805,807)
Net increase in net assets resulting from operations	82,558,772	4,394,253
Distributions to shareholders
Net investment income
Class A	(738,767)	(1,532,239)
Class I(a)	(2,034,903)	(2,543,124)
Class K	(19)	(23)
Class R	(2,130)	(514)
Class R4	(9,267)	(490)
Class R5	(19,441)	(14,401)
Class T(b)	(424,200)	(551,053)
Class Y	(67)	(62)
Class Z	(261,917)	(81,924)
Net realized gains
Class A	(7,551,526)	(27,962,373)
Class B	(10,121)	(46,453)
Class C	(1,113,873)	(1,591,244)
Class I(a)	(11,641,861)	(26,752,049)
Class K	(139)	(322)
Class R	(39,541)	(15,697)
Class R4	(63,938)	(6,668)
Class R5	(117,266)	(160,754)
Class T(b)	(4,290,095)	(10,056,371)
Class Y	(385)	(635)
Class Z	(1,807,040)	(1,078,300)
Total distributions to shareholders	(30,126,496)	(72,394,696)
Decrease in net assets from capital stock activity	(70,887,438)	(44,785,169)
Total decrease in net assets	(18,455,162)	(112,785,612)
Net assets at beginning of year	520,052,675	632,838,287
Net assets at end of year	$501,597,513	$520,052,675
Undistributed net investment income	$1,179,031	$1,755,421

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a),(b)	4,454,601	38,829,499	7,553,237	62,674,995
Distributions reinvested	984,602	8,191,890	3,583,988	29,281,178
Redemptions	(9,927,244)	(86,687,174)	(20,947,952)	(161,477,689)
Net decrease	(4,488,041)	(39,665,785)	(9,810,727)	(69,521,516)
Class B
Subscriptions	1,966	16,096	16,494	129,224
Distributions reinvested	1,230	9,997	5,760	46,136
Redemptions (a),(b)	(30,857)	(269,409)	(53,645)	(440,087)
Net decrease	(27,661)	(243,316)	(31,391)	(264,727)
Class C
Subscriptions	855,578	7,168,643	1,319,921	10,678,333
Distributions reinvested	112,088	904,551	170,260	1,355,272
Redemptions	(865,875)	(7,366,205)	(375,835)	(3,028,825)
Net increase	101,791	706,989	1,114,346	9,004,780
Class I(c)
Subscriptions	80,768	715,101	677,028	6,217,352
Distributions reinvested	1,614,711	13,676,606	3,529,498	29,294,830
Redemptions	(28,848,584)	(257,409,626)	(3,064,642)	(27,140,561)
Net increase (decrease)	(27,153,105)	(243,017,919)	1,141,884	8,371,621
Class R
Subscriptions	72,477	628,329	52,882	444,126
Distributions reinvested	2,479	20,699	906	7,430
Redemptions	(17,128)	(148,598)	(10,212)	(86,054)
Net increase	57,828	500,430	43,576	365,502
Class R4
Subscriptions	426,984	3,736,308	33,724	276,042
Distributions reinvested	8,740	73,065	836	6,852
Redemptions	(30,842)	(277,624)	(5,187)	(44,808)
Net increase	404,882	3,531,749	29,373	238,086
Class R5
Subscriptions	349,311	3,191,242	155,024	1,298,109
Distributions reinvested	15,841	136,551	20,688	174,816
Redemptions	(166,128)	(1,478,764)	(14,478)	(121,093)
Net increase	199,024	1,849,029	161,234	1,351,832
Class T(d)
Subscriptions	362,444	3,091,841	2,842,656	23,336,150
Distributions reinvested	563,219	4,714,146	1,290,401	10,607,093
Redemptions	(12,046,682)	(103,433,879)	(4,845,796)	(42,043,184)
Net decrease	(11,121,019)	(95,627,892)	(712,739)	(8,099,941)
Class Y(c)
Subscriptions	26,282,789	235,259,467	914	7,941
Distributions reinvested	37	309	47	388
Redemptions	(1,159,736)	(10,949,533)	(486)	(4,203)
Net increase	25,123,090	224,310,243	475	4,126
Class Z
Subscriptions	11,118,953	98,644,951	2,578,763	21,232,145
Distributions reinvested	193,279	1,619,679	104,225	856,732
Redemptions	(2,640,166)	(23,495,596)	(998,769)	(8,323,809)
Net increase	8,672,066	76,769,034	1,684,219	13,765,068
Total net decrease	(8,231,145)	(70,887,438)	(6,379,750)	(44,785,169)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Growth Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Growth Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$8.51	0.04	1.45	1.49	(0.04)	(0.46)
7/31/2016	$9.39	0.04	0.20	0.24	(0.06)	(1.06)
7/31/2015	$9.04	0.05	1.36	1.41	(0.03)	(1.03)
7/31/2014	$9.04	0.05	1.80	1.85	(0.10)	(1.75)
7/31/2013	$8.47	0.10	1.35	1.45	(0.13)	(0.75)
Class B
7/31/2017	$8.31	(0.02)	1.41	1.39	—	(0.46)
7/31/2016	$9.20	(0.02)	0.19	0.17	—	(1.06)
7/31/2015	$8.91	(0.02)	1.34	1.32	—	(1.03)
7/31/2014	$8.94	(0.02)	1.77	1.75	(0.03)	(1.75)
7/31/2013	$8.34	0.04	1.34	1.38	(0.03)	(0.75)
Class C
7/31/2017	$8.26	(0.03)	1.41	1.38	—	(0.46)
7/31/2016	$9.14	(0.02)	0.20	0.18	—	(1.06)
7/31/2015	$8.86	(0.02)	1.33	1.31	—	(1.03)
7/31/2014	$8.90	(0.02)	1.76	1.74	(0.03)	(1.75)
7/31/2013	$8.34	0.03	1.35	1.38	(0.07)	(0.75)
Class K
7/31/2017	$8.66	0.05	1.48	1.53	(0.06)	(0.46)
7/31/2016	$9.53	0.05	0.22	0.27	(0.08)	(1.06)
7/31/2015	$9.16	0.07	1.38	1.45	(0.05)	(1.03)
7/31/2014	$9.14	0.07	1.81	1.88	(0.11)	(1.75)
7/31/2013	$8.55	0.11	1.37	1.48	(0.14)	(0.75)
Class R
7/31/2017	$8.53	0.01	1.47	1.48	(0.02)	(0.46)
7/31/2016	$9.41	0.02	0.20	0.22	(0.04)	(1.06)
7/31/2015	$9.05	0.02	1.38	1.40	(0.01)	(1.03)
7/31/2014	$9.06	0.04	1.77	1.81	(0.07)	(1.75)
7/31/2013	$8.52	0.04	1.40	1.44	(0.15)	(0.75)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.50)	$9.50	18.37%	1.22%	1.20% (c)	0.43%	81%	$114,369
(1.12)	$8.51	3.05%	1.27%	1.23%	0.46%	86%	$140,658
(1.06)	$9.39	16.41%	1.24%	1.24%	0.55%	102%	$247,170
(1.85)	$9.04	22.23%	1.26%	1.26% (c)	0.55%	105%	$247,008
(0.88)	$9.04	18.82%	1.25%	1.22%	1.16%	96%	$260,590

(0.46)	$9.24	17.45%	1.98%	1.95% (c)	(0.28%)	81%	$3
(1.06)	$8.31	2.30%	2.03%	1.98%	(0.25%)	86%	$232
(1.03)	$9.20	15.49%	1.99%	1.99%	(0.18%)	102%	$546
(1.78)	$8.91	21.23%	2.01%	2.01% (c)	(0.18%)	105%	$784
(0.78)	$8.94	18.11%	1.99%	1.97%	0.43%	96%	$1,022

(0.46)	$9.18	17.44%	1.96%	1.95% (c)	(0.35%)	81%	$23,034
(1.06)	$8.26	2.43%	2.03%	1.97%	(0.25%)	86%	$19,878
(1.03)	$9.14	15.47%	1.99%	1.99%	(0.23%)	102%	$11,825
(1.78)	$8.86	21.22%	2.02%	2.02% (c)	(0.23%)	105%	$3,826
(0.82)	$8.90	18.12%	1.99%	1.97%	0.37%	96%	$2,892

(0.52)	$9.67	18.51%	1.13%	1.10%	0.49%	81%	$3
(1.14)	$8.66	3.34%	1.07%	1.06%	0.64%	86%	$3
(1.08)	$9.53	16.60%	1.06%	1.06%	0.73%	102%	$3
(1.86)	$9.16	22.37%	1.09%	1.09%	0.77%	105%	$3
(0.89)	$9.14	19.08%	1.09%	1.05%	1.31%	96%	$9

(0.48)	$9.53	18.18%	1.46%	1.44% (c)	0.11%	81%	$1,063
(1.10)	$8.53	2.77%	1.53%	1.47%	0.23%	86%	$459
(1.04)	$9.41	16.22%	1.49%	1.49%	0.20%	102%	$96
(1.82)	$9.05	21.75%	1.50%	1.50% (c)	0.39%	105%	$25
(0.90)	$9.06	18.65%	1.49%	1.48%	0.44%	96%	$123
Columbia Disciplined Growth Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
7/31/2017	$8.56	0.05	1.47	1.52	(0.06)	(0.46)
7/31/2016	$9.43	0.04	0.23	0.27	(0.08)	(1.06)
7/31/2015 (d)	$9.33	(0.01)	0.11	0.10	—	—
Class R5
7/31/2017	$8.82	0.06	1.52	1.58	(0.07)	(0.46)
7/31/2016	$9.69	0.08	0.21	0.29	(0.10)	(1.06)
7/31/2015	$9.30	0.03	1.46	1.49	(0.07)	(1.03)
7/31/2014	$9.25	0.08	1.85	1.93	(0.13)	(1.75)
7/31/2013 (f)	$8.54	0.07	1.56	1.63	(0.17)	(0.75)
Class T(g)
7/31/2017	$8.57	0.04	1.45	1.49	(0.04)	(0.46)
7/31/2016	$9.44	0.04	0.21	0.25	(0.06)	(1.06)
7/31/2015	$9.08	0.05	1.37	1.42	(0.03)	(1.03)
7/31/2014	$9.08	0.04	1.80	1.84	(0.09)	(1.75)
7/31/2013	$8.50	0.14	1.32	1.46	(0.13)	(0.75)
Class Y
7/31/2017	$8.65	0.06	1.50	1.56	(0.08)	(0.46)
7/31/2016	$9.53	0.08	0.21	0.29	(0.11)	(1.06)
7/31/2015 (h)	$9.42	0.01	0.10	0.11	—	—
Class Z
7/31/2017	$8.58	0.05	1.48	1.53	(0.06)	(0.46)
7/31/2016	$9.46	0.06	0.20	0.26	(0.08)	(1.06)
7/31/2015	$9.09	0.07	1.39	1.46	(0.06)	(1.03)
7/31/2014	$9.09	0.06	1.81	1.87	(0.12)	(1.75)
7/31/2013	$8.51	0.13	1.35	1.48	(0.15)	(0.75)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(h)	Class Y shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Growth Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.52)	$9.56	18.68%	0.95%	0.94% (c)	0.58%	81%	$4,213
(1.14)	$8.56	3.39%	1.02%	0.96%	0.53%	86%	$305
—	$9.43	1.07%	1.05% (e)	1.05% (e)	(0.60%) (e)	102%	$59

(0.53)	$9.87	18.83%	0.87%	0.85%	0.69%	81%	$4,895
(1.16)	$8.82	3.49%	0.86%	0.84%	0.90%	86%	$2,620
(1.10)	$9.69	16.82%	0.86%	0.86%	0.33%	102%	$1,316
(1.88)	$9.30	22.80%	0.85%	0.85%	0.90%	105%	$31
(0.92)	$9.25	20.86%	0.79% (e)	0.76% (e)	1.13% (e)	96%	$3

(0.50)	$9.56	18.25%	1.25%	1.20% (c)	0.47%	81%	$1,240
(1.12)	$8.57	3.15%	1.28%	1.22%	0.50%	86%	$96,373
(1.06)	$9.44	16.43%	1.24%	1.24%	0.55%	102%	$112,928
(1.84)	$9.08	22.11%	1.29%	1.28% (c)	0.49%	105%	$101,907
(0.88)	$9.08	18.85%	1.26%	1.21%	1.65%	96%	$1,796

(0.54)	$9.67	18.91%	0.81%	0.81%	0.62%	81%	$242,867
(1.17)	$8.65	3.54%	0.81%	0.79%	0.92%	86%	$6
—	$9.53	1.17%	0.75% (e)	0.75% (e)	0.64% (e)	102%	$3

(0.52)	$9.59	18.76%	0.95%	0.94% (c)	0.56%	81%	$109,911
(1.14)	$8.58	3.30%	1.03%	0.96%	0.73%	86%	$23,950
(1.09)	$9.46	16.80%	1.00%	1.00%	0.76%	102%	$10,456
(1.87)	$9.09	22.39%	1.02%	1.02% (c)	0.72%	105%	$811
(0.90)	$9.09	19.19%	1.02%	0.98%	1.49%	96%	$254
Columbia Disciplined Growth Fund | Annual Report 2017	21

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Disciplined Growth Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Disciplined Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Disciplined Growth Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
July 31, 2017
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
24	Columbia Disciplined Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,631,666

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(12,249)
Columbia Disciplined Growth Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
July 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	10,403,319

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Disciplined Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.75% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $2,085.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Disciplined Growth Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Class B	0.17
Class C	0.16
Class I	0.002 (a),(b)
Class K	0.070
Class R	0.15
Class R4	0.14
Class R5	0.067
Class T	0.19
Class Y	0.010
Class Z	0.14

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
28	Columbia Disciplined Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $119,000 and $75,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	223,612
Class C	2,392
Columbia Disciplined Growth Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	1.20%	1.20%
Class B	1.95	1.95
Class C	1.95	1.95
Class K	1.11	1.09
Class R	1.45	1.45
Class R4	0.95	0.95
Class R5	0.86	0.84
Class T	1.20	1.20
Class Y	0.81	0.79
Class Z	0.95	0.95
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(140)	140	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Disciplined Growth Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
6,672,129	23,454,367	30,126,496	12,820,654	59,574,042	72,394,696
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
13,965,282	35,612,757	—	129,569,640
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
372,092,696	133,979,920	(4,410,280)	129,569,640
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $396,444,532 and $496,111,317, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia Disciplined Growth Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 75.7% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Disciplined Growth Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Disciplined Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Growth Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Disciplined Growth Fund | Annual Report 2017	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
55.95%	54.26%	$46,062,287
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
34	Columbia Disciplined Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Disciplined Growth Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
36	Columbia Disciplined Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Disciplined Growth Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
38	Columbia Disciplined Growth Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Disciplined Growth Fund | Annual Report 2017	39

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Growth Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
40	Columbia Disciplined Growth Fund | Annual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Disciplined Growth Fund | Annual Report 2017	41

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
42	Columbia Disciplined Growth Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Disciplined Growth Fund | Annual Report 2017	43

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Columbia Disciplined Growth Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN178_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Disciplined Value Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Disciplined Value Fund   |  Annual Report 2017

Columbia Disciplined Value Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Disciplined Value Fund (the Fund) seeks to provide shareholders with long-term capital growth.
Portfolio management
Brian Condon, CFA
Co-manager
Managed Fund since 2010
Peter Albanese
Co-manager
Managed Fund since 2014
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	08/01/08	14.23	14.02	8.06
	Including sales charges		7.66	12.69	7.35
Class B	Excluding sales charges	08/01/08	13.26	13.13	7.23
	Including sales charges		8.26	12.89	7.23
Class C	Excluding sales charges	08/01/08	13.34	13.14	7.23
	Including sales charges		12.34	13.14	7.23
Class K		08/01/08	14.26	14.16	8.19
Class R		08/01/08	13.84	13.72	7.76
Class R4*		06/01/15	14.47	14.15	8.13
Class R5*		06/01/15	14.50	14.16	8.13
Class T	Excluding sales charges	08/01/08	14.14	13.99	8.02
	Including sales charges		11.25	13.41	7.71
Class V*	Excluding sales charges	03/07/11	14.15	13.96	8.01
	Including sales charges		7.57	12.63	7.31
Class Y*		06/01/15	14.63	14.20	8.15
Class Z*		09/27/10	14.46	14.30	8.27
Russell 1000 Value Index			13.76	14.00	8.93
Returns for Class A and Class V are shown with and without the maximum initial sales charge of 5.75%. Class V shares have no relation to, or connection with, the Fund’s current Class T shares which were renamed and re-designated from Class W shares effective March 27, 2017. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Disciplined Value Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (August 1, 2008 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at July 31, 2017)
JPMorgan Chase & Co.	4.5
Bank of America Corp.	3.7
AT&T, Inc.	3.6
Pfizer, Inc.	3.1
Merck & Co., Inc.	3.1
Cisco Systems, Inc.	3.0
Citigroup, Inc.	2.9
Wal-Mart Stores, Inc.	2.8
Oracle Corp.	2.8
Philip Morris International, Inc.	2.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at July 31, 2017)
Common Stocks	98.7
Money Market Funds	1.3
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at July 31, 2017)
Consumer Discretionary	6.5
Consumer Staples	9.6
Energy	10.0
Financials	25.4
Health Care	14.0
Industrials	8.4
Information Technology	8.5
Materials	2.8
Real Estate	4.7
Telecommunication Services	3.5
Utilities	6.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Disciplined Value Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At July 31, 2017, approximately 65% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares gained 14.23% without sales charge. The Fund’s return outperformed the Russell 1000 Value Index, which rose 13.76%. The Fund’s relative results can be attributed primarily to stock selection.
Investors favored economically-sensitive cyclical U.S. equity sectors
The benchmark’s double-digit gain was driven primarily by increased expectations for economic growth leading up to and following the U.S. elections. Inflation expectations also rose for much of the period, and concerns about the economies of Europe and China abated. Consistent with these prospects, the Federal Reserve began tightening its monetary policy, increasing the targeted federal funds rate 0.25% in each of December 2016, March 2017 and June 2017. Despite an increase in U.S. Treasury yields across the spectrum of maturities, the U.S. equity market surged.
Those sectors within the benchmark widely considered more cyclical, such as financials, information technology, materials and industrials, performed best. Traditionally defensive sectors, including telecommunication services and real estate, were the weakest performers within the benchmark, each posting a negative return during the period. The energy sector posted a positive return during the period, but was also weak, as the widely anticipated rebound in oil prices did not materialize and shifting supply/demand balances led to commodity price volatility. Overall, growth strategies outperformed value strategies during the period, with the exception of the small-cap segment of the U.S. equity market wherein value strategies performed better.
Stocks with earnings yield and high beta led market higher
For most of the period, earnings yield, high beta and book-to-price factors were most in favor within the value segment of the U.S. equity market. Early in the period, valuation factors drove performance most, as the market took more of a risk-on sentiment in the months immediately following the late-June 2016 Brexit vote. However, from the beginning of 2017 to the end of the period, investors generally shifted their preferences toward steady and established growth names. Dividend yield and high volatility were among those factors that were out of favor during the period.
Our stock selection model performed well during the period. We divide the metrics for our stock selection model into three broad categories — valuation, catalyst and quality. We then rank the securities within a sector/industry from “1” (most attractive) to “5” (least attractive) based upon the metrics within these categories. During the period, those stocks rated most attractive to buy significantly outperformed the benchmark and those stocks rated with the highest convictions to sell underperformed. The valuation category of our model performed best, as the market shifted its preference for value in the early part of the period to steady and established growth stocks with reasonable valuations in 2017 year-to-date through July 31. The quality model’s performance was also positive overall, with investor appetite aimed at more of the steady and established businesses showing quality of earnings. The catalyst model posted negative returns for the period, as factors like momentum and growth were not in favor on the value side of the U.S. equity market.
Stock selection overall boosted returns
As usual, the Fund maintained a relatively neutral stance on sector allocation, though sector allocation did detract, albeit quite modestly, from relative performance during the period. Stock selection overall contributed positively to the Fund’s performance relative to the benchmark. Stock selection in the energy, industrials, health care and financials sectors was the primary positive contributor to the Fund’s relative performance. Stock selection in materials and utilities boosted results as well.
4	Columbia Disciplined Value Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Among the individual stocks contributing most to relative performance were Prudential Financial, WellCare Health Plans and Best Buy. Financial services company Prudential Financial was rewarded by investors after strong earnings reports. The company also benefited from several secular tailwinds, including interest rate increases by the Fed, which boosted the financial sector broadly during the annual period. Health care provider WellCare Health Plans completed two acquisitions during the period and posted a better than consensus expected earnings report, all of which was viewed favorably by the market. Retail electronics distributor Best Buy emerged as the only remaining national consumer electronics retail company in what has been a dramatic downturn for the broader retail industry. Investments into more competitive pricing, quick delivery, and both brick and mortar and Internet infrastructure, widely seen as a positive shift for Best Buy, drove strong results.
Information technology stock selection hampered returns
Stock selection in the information technology sector was the primary detractor from the Fund’s relative performance. Stock selection in telecommunication services hampered results as well.
Among the Fund’s greatest individual detractors were fuel distribution company World Fuel Services, real estate investment trust Simon Property Group and food producer Tyson Foods. World Fuel Services faced several headwinds during the period, most notable of which were low demand and oversupply in its marine supply business, malfunction in the Colonial pipeline, and warmer than consensus expected weather. Together, these headwinds drove less than market anticipated earnings for the company. Simon Property Group owns, develops and manages retail real estate properties, including regional malls and outlet centers. During the period, Simon Property Group suffered as a byproduct of the broader retail woes that hit the industry, with many of its properties’ tenants impacted directly. Tyson Food’s shares fell, as the company reported earnings below consensus expectations during the period. Tyson Foods was also victim to the consumer staples sector broadly falling out of favor following the U.S. election.
Portfolio construction process guided investment changes
While there were some changes in sector allocations and individual security positions during the period as a result of the Fund’s bottom-up stock selection process, all changes were quite modest, as we generally maintained our sector neutral investment approach. Within our stock selection model, our team updated the semiconductor model toward the end of the period. Model performance had been strong within the semiconductor industry, but our team refocused model factors and weights to that of more mature business lines given industry developments. Free cash flow and dividends are a more important aspect to semiconductor companies than in the past, as the industry has consolidated to fewer companies and product lines have become more developed and diversified.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Disciplined Value Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.80	1,019.09	5.88	5.76	1.15
Class B	1,000.00	1,000.00	1,058.00	1,015.37	9.70	9.49	1.90
Class C	1,000.00	1,000.00	1,058.90	1,015.37	9.70	9.49	1.90
Class K	1,000.00	1,000.00	1,063.50	1,019.49	5.47	5.36	1.07
Class R	1,000.00	1,000.00	1,061.70	1,017.85	7.16	7.00	1.40
Class R4	1,000.00	1,000.00	1,064.40	1,020.33	4.61	4.51	0.90
Class R5	1,000.00	1,000.00	1,064.50	1,020.73	4.20	4.11	0.82
Class T (formerly Class W)	1,000.00	1,000.00	1,062.40	1,019.09	5.88	5.76	1.15
Class V (formerly Class T)	1,000.00	1,000.00	1,061.90	1,019.09	5.88	5.76	1.15
Class Y	1,000.00	1,000.00	1,064.40	1,020.98	3.94	3.86	0.77
Class Z	1,000.00	1,000.00	1,064.40	1,020.33	4.61	4.51	0.90
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Disciplined Value Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 98.7%
Issuer	Shares	Value ($)
Consumer Discretionary 6.4%
Auto Components 0.8%
Lear Corp.	44,800	6,638,912
Hotels, Restaurants & Leisure 0.3%
International Game Technology PLC	111,400	2,121,056
Household Durables 0.1%
Newell Brands, Inc.	21,700	1,144,024
Media 2.8%
Comcast Corp., Class A	314,200	12,709,390
Walt Disney Co. (The)	90,800	9,981,644
Total		22,691,034
Multiline Retail 0.5%
Target Corp.	63,600	3,604,212
Specialty Retail 1.9%
Best Buy Co., Inc.	263,500	15,372,590
Total Consumer Discretionary		51,571,828
Consumer Staples 9.5%
Food & Staples Retailing 4.3%
CVS Health Corp.	151,600	12,117,388
Wal-Mart Stores, Inc.	277,400	22,189,226
Total		34,306,614
Food Products 2.1%
Pilgrim’s Pride Corp.(a)	176,300	4,282,327
Tyson Foods, Inc., Class A	201,700	12,779,712
Total		17,062,039
Household Products 0.4%
Procter & Gamble Co. (The)	33,200	3,015,224
Personal Products 0.4%
Nu Skin Enterprises, Inc., Class A	48,900	3,098,304
Tobacco 2.3%
Philip Morris International, Inc.	158,200	18,463,522
Total Consumer Staples		75,945,703
Energy 9.8%
Energy Equipment & Services 0.9%
Baker Hughes, Inc.	92,700	3,419,703
Oceaneering International, Inc.	141,600	3,632,040
Total		7,051,743
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 8.9%
Chevron Corp.	128,800	14,063,672
ConocoPhillips	357,700	16,228,849
EOG Resources, Inc.	40,500	3,853,170
Exxon Mobil Corp.(b)	131,200	10,501,248
Marathon Petroleum Corp.	84,700	4,742,353
Valero Energy Corp.	231,800	15,987,246
World Fuel Services Corp.	203,000	6,565,020
Total		71,941,558
Total Energy		78,993,301
Financials 25.1%
Banks 13.3%
Bank of America Corp.	1,208,600	29,151,432
Citigroup, Inc.	337,200	23,081,340
JPMorgan Chase & Co.	390,700	35,866,260
PNC Financial Services Group, Inc. (The)	116,300	14,979,440
Wells Fargo & Co.	68,700	3,705,678
Total		106,784,150
Capital Markets 5.3%
BlackRock, Inc.	10,000	4,265,300
CME Group, Inc.	38,100	4,671,822
Goldman Sachs Group, Inc. (The)	42,000	9,463,860
Lazard Ltd., Class A	186,500	8,711,415
Morgan Stanley	153,900	7,217,910
State Street Corp.	84,900	7,915,227
Total		42,245,534
Diversified Financial Services 1.0%
Berkshire Hathaway, Inc., Class B(a)	46,900	8,206,093
Insurance 5.5%
Allstate Corp. (The)	170,600	15,524,600
Prudential Financial, Inc.	154,900	17,539,327
Reinsurance Group of America, Inc.	80,200	11,244,040
Total		44,307,967
Total Financials		201,543,744

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 13.8%
Biotechnology 1.2%
Alexion Pharmaceuticals, Inc.(a)	21,900	3,007,746
Amgen, Inc.	13,700	2,390,787
Biogen, Inc.(a)	4,200	1,216,278
Gilead Sciences, Inc.	24,200	1,841,378
Juno Therapeutics, Inc.(a)	52,200	1,484,046
Total		9,940,235
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	260,100	15,730,848
Health Care Providers & Services 2.7%
Centene Corp.(a)	97,600	7,751,392
WellCare Health Plans, Inc.(a)	79,300	14,035,307
Total		21,786,699
Pharmaceuticals 7.9%
Johnson & Johnson	109,800	14,572,656
Merck & Co., Inc.	383,700	24,510,756
Pfizer, Inc.	743,700	24,661,092
Total		63,744,504
Total Health Care		111,202,286
Industrials 8.3%
Aerospace & Defense 1.2%
United Technologies Corp.	76,800	9,106,176
Industrial Conglomerates 1.9%
Honeywell International, Inc.	113,500	15,449,620
Machinery 3.4%
Caterpillar, Inc.	135,800	15,474,410
Crane Co.	104,600	7,897,300
Oshkosh Corp.	58,100	4,000,766
Total		27,372,476
Road & Rail 1.8%
Union Pacific Corp.	141,100	14,527,656
Total Industrials		66,455,928
Information Technology 8.4%
Communications Equipment 3.0%
Cisco Systems, Inc.	752,200	23,656,690
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.7%
Fidelity National Information Services, Inc.	57,900	5,281,638
Semiconductors & Semiconductor Equipment 1.8%
Intel Corp.	49,400	1,752,218
Marvell Technology Group Ltd.	291,700	4,538,852
QUALCOMM, Inc.	153,100	8,143,389
Total		14,434,459
Software 2.7%
Oracle Corp.	439,300	21,934,249
Technology Hardware, Storage & Peripherals 0.2%
HP, Inc.	92,200	1,761,020
Total Information Technology		67,068,056
Materials 2.8%
Chemicals 2.1%
Cabot Corp.	45,500	2,472,015
LyondellBasell Industries NV, Class A	163,400	14,720,706
Total		17,192,721
Containers & Packaging 0.1%
WestRock Co.	7,000	401,940
Paper & Forest Products 0.6%
Domtar Corp.	120,600	4,710,636
Total Materials		22,305,297
Real Estate 4.6%
Equity Real Estate Investment Trusts (REITS) 4.6%
Camden Property Trust	70,200	6,296,940
Hospitality Properties Trust	171,300	4,977,978
Outfront Media, Inc.	105,100	2,403,637
Park Hotels & Resorts, Inc.	337,000	9,075,410
Piedmont Office Realty Trust, Inc.	164,000	3,445,640
ProLogis, Inc.	182,600	11,103,906
Total		37,303,511
Total Real Estate		37,303,511
Telecommunication Services 3.5%
Diversified Telecommunication Services 3.5%
AT&T, Inc.	721,500	28,138,500
Total Telecommunication Services		28,138,500

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Disciplined Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 6.5%
Electric Utilities 3.1%
American Electric Power Co., Inc.	11,600	818,264
Entergy Corp.	169,800	13,027,056
PG&E Corp.	17,500	1,184,575
Xcel Energy, Inc.	204,500	9,674,895
Total		24,704,790
Multi-Utilities 3.4%
CenterPoint Energy, Inc.	505,400	14,247,226
Public Service Enterprise Group, Inc.	289,700	13,027,809
Total		27,275,035
Total Utilities		51,979,825
Total Common Stocks (Cost $656,840,545)		792,507,979

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(c),(d)	10,107,854	10,107,854
Total Money Market Funds (Cost $10,107,244)		10,107,854
Total Investments (Cost: $666,947,789)		802,615,833
Other Assets & Liabilities, Net		545,674
Net Assets		803,161,507

At July 31, 2017, securities and/or cash totaling $712,356 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at July 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
S&P 500 E-mini	59	USD	7,280,600	09/2017	122,574	—
S&P 500 E-mini	39	USD	4,812,600	09/2017	87,478	—
Total			12,093,200		210,052	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(c)	The rate shown is the seven-day current annualized yield at July 31, 2017.
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	11,704,519	172,657,572	(174,254,237)	10,107,854	(175)	99,625	10,107,854
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	51,571,828	—	—	—	51,571,828
Consumer Staples	75,945,703	—	—	—	75,945,703
Energy	78,993,301	—	—	—	78,993,301
Financials	201,543,744	—	—	—	201,543,744
Health Care	111,202,286	—	—	—	111,202,286
Industrials	66,455,928	—	—	—	66,455,928
Information Technology	67,068,056	—	—	—	67,068,056
Materials	22,305,297	—	—	—	22,305,297
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Disciplined Value Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Real Estate	37,303,511	—	—	—	37,303,511
Telecommunication Services	28,138,500	—	—	—	28,138,500
Utilities	51,979,825	—	—	—	51,979,825
Total Common Stocks	792,507,979	—	—	—	792,507,979
Money Market Funds	—	—	—	10,107,854	10,107,854
Total Investments	792,507,979	—	—	10,107,854	802,615,833
Derivatives
Asset
Futures Contracts	210,052	—	—	—	210,052
Total	792,718,031	—	—	10,107,854	802,825,885
See the Portfolio of Investments for all investment classifications not indicated in the table.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2017	11

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$656,840,545
Affiliated issuers, at cost	10,107,244
Total investments, at cost	666,947,789
Investments, at value
Unaffiliated issuers, at value	792,507,979
Affiliated issuers, at value	10,107,854
Total investments, at value	802,615,833
Receivable for:
Capital shares sold	157,119
Dividends	1,014,186
Expense reimbursement due from Investment Manager	1,988
Prepaid expenses	5,671
Trustees’ deferred compensation plan	16,178
Total assets	803,810,975
Liabilities
Payable for:
Capital shares purchased	419,707
Variation margin for futures contracts	11,270
Management services fees	48,224
Distribution and/or service fees	4,476
Transfer agent fees	54,787
Compensation of board members	48,203
Other expenses	46,623
Trustees’ deferred compensation plan	16,178
Total liabilities	649,468
Net assets applicable to outstanding capital stock	$803,161,507
Represented by
Paid in capital	626,628,176
Undistributed net investment income	11,806,663
Accumulated net realized gain	28,848,572
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	135,667,434
Investments - affiliated issuers	610
Futures contracts	210,052
Total - representing net assets applicable to outstanding capital stock	$803,161,507
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Disciplined Value Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$72,684,424
Shares outstanding	7,043,352
Net asset value per share	$10.32
Maximum offering price per share(a)	$10.95
Class B
Net assets	$3,165
Shares outstanding	310
Net asset value per share	$10.21
Class C
Net assets	$13,851,810
Shares outstanding	1,375,717
Net asset value per share	$10.07
Class K
Net assets	$3,183
Shares outstanding	307
Net asset value per share(b)	$10.38
Class R
Net assets	$2,929,964
Shares outstanding	283,613
Net asset value per share	$10.33
Class R4
Net assets	$5,845,015
Shares outstanding	561,473
Net asset value per share	$10.41
Class R5
Net assets	$976,693
Shares outstanding	93,977
Net asset value per share	$10.39
Class T(c)
Net assets	$2,208,890
Shares outstanding	212,854
Net asset value per share	$10.38
Maximum offering price per share(d)	$10.65
Class V(e)
Net assets	$81,312,269
Shares outstanding	7,899,581
Net asset value per share	$10.29
Maximum offering price per share(f)	$10.92
Class Y
Net assets	$447,683,580
Shares outstanding	42,995,200
Net asset value per share	$10.41
Class Z
Net assets	$175,662,514
Shares outstanding	16,865,881
Net asset value per share	$10.42

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
(e)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(f)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class V.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2017	13

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$27,131,773
Dividends — affiliated issuers	99,625
Foreign taxes withheld	(2,636)
Total income	27,228,762
Expenses:
Management services fees	6,395,621
Distribution and/or service fees
Class A	212,799
Class B	1,403
Class C	153,853
Class R	14,166
Class T(a)	268,190
Class V(b)	201,314
Transfer agent fees
Class A	171,082
Class B	281
Class C	31,145
Class I(c)	10,545
Class K	2
Class R	5,763
Class R4	8,635
Class R5	267
Class T(a)	204,628
Class V(b)	163,355
Class Y	15,515
Class Z	281,519
Plan administration fees
Class K	8
Compensation of board members	28,203
Custodian fees	13,945
Printing and postage fees	46,903
Registration fees	162,263
Audit fees	27,855
Legal fees	13,756
Compensation of chief compliance officer	200
Other	22,111
Total expenses	8,455,327
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(223,726)
Expense reduction	(2,619)
Total net expenses	8,228,982
Net investment income	18,999,780
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	65,440,486
Investments — affiliated issuers	(175)
Futures contracts	2,743,367
Net realized gain	68,183,678
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	32,373,088
Investments — affiliated issuers	610
Futures contracts	(250,564)
Net change in unrealized appreciation (depreciation)	32,123,134
Net realized and unrealized gain	100,306,812
Net increase in net assets resulting from operations	$119,306,592

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Disciplined Value Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended July 31, 2017
(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$18,999,780	$17,586,073
Net realized gain (loss)	68,183,678	(18,216,780)
Net change in unrealized appreciation (depreciation)	32,123,134	24,291,533
Net increase in net assets resulting from operations	119,306,592	23,660,826
Distributions to shareholders
Net investment income
Class A	(1,475,078)	(1,447,806)
Class B	(1,480)	(2,168)
Class C	(132,215)	(113,286)
Class I(a)	(8,378,968)	(7,253,316)
Class K	(49)	(45)
Class R	(36,527)	(29,296)
Class R4	(65,643)	(203)
Class R5	(186)	(578)
Class T(b)	(2,840,032)	(3,279,003)
Class V(c)	(1,236,531)	(1,137,553)
Class Y	(28,870)	(45)
Class Z	(2,000,818)	(2,137,289)
Net realized gains
Class A	—	(4,863,906)
Class B	—	(15,609)
Class C	—	(815,462)
Class I(a)	—	(18,763,515)
Class K	—	(138)
Class R	—	(119,693)
Class R4	—	(577)
Class R5	—	(1,540)
Class T(b)	—	(11,015,816)
Class V(c)	—	(3,853,210)
Class Y	—	(115)
Class Z	—	(6,096,626)
Total distributions to shareholders	(16,196,397)	(60,946,795)
Increase (decrease) in net assets from capital stock activity	(281,742,771)	23,040,059
Total decrease in net assets	(178,632,576)	(14,245,910)
Net assets at beginning of year	981,794,083	996,039,993
Net assets at end of year	$803,161,507	$981,794,083
Undistributed net investment income	$11,806,663	$8,681,550

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Disciplined Value Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	1,899,204	18,468,070	3,113,877	27,421,573
Distributions reinvested	126,951	1,249,199	652,159	5,549,869
Redemptions	(5,452,008)	(53,397,221)	(4,146,013)	(36,371,971)
Net decrease	(3,425,853)	(33,679,952)	(379,977)	(3,400,529)
Class B(a)
Subscriptions	1,166	11,197	5,783	52,513
Distributions reinvested	129	1,259	1,837	15,556
Redemptions (b)	(20,404)	(201,077)	(25,457)	(222,246)
Net decrease	(19,109)	(188,621)	(17,837)	(154,177)
Class C
Subscriptions	214,043	2,045,431	440,081	3,785,830
Distributions reinvested	10,198	98,410	84,123	702,428
Redemptions	(664,083)	(6,312,476)	(497,238)	(4,258,250)
Net increase (decrease)	(439,842)	(4,168,635)	26,966	230,008
Class I(c)
Subscriptions	288,175	2,816,535	7,656,556	68,240,493
Distributions reinvested	844,649	8,378,916	3,035,782	26,016,654
Redemptions	(50,200,097)	(496,862,679)	(4,111,047)	(37,214,481)
Net increase (decrease)	(49,067,273)	(485,667,228)	6,581,291	57,042,666
Class R
Subscriptions	46,627	454,992	168,931	1,501,705
Distributions reinvested	2,712	26,763	14,385	122,700
Redemptions	(49,184)	(488,947)	(117,518)	(1,047,990)
Net increase (decrease)	155	(7,192)	65,798	576,415
Class R4
Subscriptions	378,856	3,679,236	235,703	2,091,713
Distributions reinvested	6,620	65,600	73	625
Redemptions	(54,480)	(537,662)	(5,554)	(50,390)
Net increase	330,996	3,207,174	230,222	2,041,948
Class R5
Subscriptions	95,489	961,852	3,936	36,807
Distributions reinvested	14	140	229	1,961
Redemptions	(2,553)	(25,837)	(3,393)	(29,378)
Net increase	92,950	936,155	772	9,390
Class T(d)
Subscriptions	750,871	7,090,361	4,128,134	37,012,554
Distributions reinvested	286,867	2,839,986	1,669,934	14,294,639
Redemptions	(23,724,600)	(232,294,256)	(6,762,722)	(59,035,640)
Net decrease	(22,686,862)	(222,363,909)	(964,654)	(7,728,447)
Class V(e)
Subscriptions	65,827	634,915	40,020	347,985
Distributions reinvested	108,220	1,062,725	504,324	4,281,707
Redemptions	(907,667)	(8,811,639)	(722,857)	(6,398,773)
Net decrease	(733,620)	(7,113,999)	(178,513)	(1,769,081)
Class Y(c)
Subscriptions	43,399,092	430,555,912	99,203	878,208
Distributions reinvested	2,908	28,823	—	—
Redemptions	(505,025)	(5,120,725)	(1,233)	(10,866)
Net increase	42,896,975	425,464,010	97,970	867,342
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Disciplined Value Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	8,973,004	90,118,212	2,560,088	22,501,667
Distributions reinvested	150,264	1,490,616	561,857	4,815,111
Redemptions	(5,082,981)	(49,769,402)	(5,833,131)	(51,992,254)
Net increase (decrease)	4,040,287	41,839,426	(2,711,186)	(24,675,476)
Total net increase (decrease)	(29,011,196)	(281,742,771)	2,750,852	23,040,059

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(e)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Disciplined Value Fund | Annual Report 2017

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Columbia Disciplined Value Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$9.17	0.19	1.11	1.30	(0.15)	—
7/31/2016	$9.56	0.15	0.04	0.19	(0.13)	(0.45)
7/31/2015	$9.45	0.13	0.56	0.69	(0.11)	(0.47)
7/31/2014	$8.67	0.10	1.27	1.37	(0.10)	(0.49)
7/31/2013	$6.96	0.16	1.97	2.13	(0.23)	(0.19)
Class B
7/31/2017	$9.09	0.10	1.10	1.20	(0.08)	—
7/31/2016	$9.47	0.09	0.04	0.13	(0.06)	(0.45)
7/31/2015	$9.37	0.05	0.56	0.61	(0.04)	(0.47)
7/31/2014	$8.61	0.04	1.25	1.29	(0.04)	(0.49)
7/31/2013	$6.89	0.10	1.95	2.05	(0.14)	(0.19)
Class C
7/31/2017	$8.96	0.11	1.08	1.19	(0.08)	—
7/31/2016	$9.34	0.08	0.05	0.13	(0.06)	(0.45)
7/31/2015	$9.25	0.05	0.55	0.60	(0.04)	(0.47)
7/31/2014	$8.51	0.04	1.23	1.27	(0.04)	(0.49)
7/31/2013	$6.84	0.10	1.93	2.03	(0.17)	(0.19)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Disciplined Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$10.32	14.23%	1.21%	1.16% (c)	1.94%	78%	$72,684
(0.58)	$9.17	2.51%	1.21%	1.19% (c)	1.72%	82%	$96,040
(0.58)	$9.56	7.25%	1.20%	1.18% (c)	1.32%	89%	$103,691
(0.59)	$9.45	16.42% (d)	1.22%	1.18% (c)	1.15%	90%	$34,470
(0.42)	$8.67	31.78%	1.32%	1.16% (c)	2.05%	103%	$20,163

(0.08)	$10.21	13.26%	1.96%	1.92% (c)	1.04%	78%	$3
(0.51)	$9.09	1.80%	1.95%	1.94% (c)	1.02%	82%	$177
(0.51)	$9.47	6.42%	1.94%	1.93% (c)	0.55%	89%	$353
(0.53)	$9.37	15.48% (d)	1.97%	1.93% (c)	0.42%	90%	$714
(0.33)	$8.61	30.79%	2.07%	1.91% (c)	1.37%	103%	$754

(0.08)	$10.07	13.34%	1.96%	1.91% (c)	1.18%	78%	$13,852
(0.51)	$8.96	1.83%	1.96%	1.94% (c)	0.97%	82%	$16,270
(0.51)	$9.34	6.40%	1.95%	1.93% (c)	0.57%	89%	$16,710
(0.53)	$9.25	15.42% (d)	1.96%	1.93% (c)	0.40%	90%	$7,026
(0.36)	$8.51	30.81%	2.07%	1.91% (c)	1.27%	103%	$4,001
Columbia Disciplined Value Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class K
7/31/2017	$9.23	0.21	1.10	1.31	(0.16)	—
7/31/2016	$9.61	0.17	0.05	0.22	(0.15)	(0.45)
7/31/2015	$9.50	0.14	0.56	0.70	(0.12)	(0.47)
7/31/2014	$8.72	0.12	1.26	1.38	(0.11)	(0.49)
7/31/2013	$6.99	0.17	1.98	2.15	(0.23)	(0.19)
Class R
7/31/2017	$9.19	0.17	1.10	1.27	(0.13)	—
7/31/2016	$9.57	0.13	0.05	0.18	(0.11)	(0.45)
7/31/2015	$9.46	0.10	0.56	0.66	(0.08)	(0.47)
7/31/2014	$8.68	0.07	1.28	1.35	(0.08)	(0.49)
7/31/2013	$6.97	0.14	1.97	2.11	(0.21)	(0.19)
Class R4
7/31/2017	$9.25	0.23	1.10	1.33	(0.17)	—
7/31/2016	$9.63	0.10	0.13	0.23	(0.16)	(0.45)
7/31/2015 (e)	$9.80	0.02	(0.19) (f)	(0.17)	—	—
Class R5
7/31/2017	$9.24	0.29	1.04	1.33	(0.18)	—
7/31/2016	$9.63	0.19	0.04	0.23	(0.17)	(0.45)
7/31/2015 (h)	$9.80	0.02	(0.19) (f)	(0.17)	—	—
Class T(i)
7/31/2017	$9.23	0.15	1.15	1.30	(0.15)	—
7/31/2016	$9.61	0.15	0.05	0.20	(0.13)	(0.45)
7/31/2015	$9.50	0.13	0.56	0.69	(0.11)	(0.47)
7/31/2014	$8.72	0.10	1.27	1.37	(0.10)	(0.49)
7/31/2013	$7.00	0.15	1.99	2.14	(0.23)	(0.19)
Class V(j)
7/31/2017	$9.15	0.19	1.10	1.29	(0.15)	—
7/31/2016	$9.54	0.15	0.04	0.19	(0.13)	(0.45)
7/31/2015	$9.42	0.12	0.57	0.69	(0.10)	(0.47)
7/31/2014	$8.66	0.10	1.25	1.35	(0.10)	(0.49)
7/31/2013	$6.95	0.16	1.96	2.12	(0.22)	(0.19)
Class Y
7/31/2017	$9.25	0.32	1.02	1.34	(0.18)	—
7/31/2016	$9.64	0.18	0.06	0.24	(0.18)	(0.45)
7/31/2015 (k)	$9.81	0.02	(0.19) (f)	(0.17)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Disciplined Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$10.38	14.26%	1.05%	1.05%	2.11%	78%	$3
(0.60)	$9.23	2.77%	1.07%	1.07%	1.84%	82%	$3
(0.59)	$9.61	7.35%	1.03%	1.03%	1.45%	89%	$3
(0.60)	$9.50	16.49% (d)	1.10%	1.05%	1.37%	90%	$3
(0.42)	$8.72	32.01%	1.13%	1.01%	2.23%	103%	$9

(0.13)	$10.33	13.84%	1.47%	1.41% (c)	1.75%	78%	$2,930
(0.56)	$9.19	2.34%	1.46%	1.44% (c)	1.45%	82%	$2,604
(0.55)	$9.57	6.98%	1.45%	1.43% (c)	1.02%	89%	$2,083
(0.57)	$9.46	16.13% (d)	1.44%	1.43% (c)	0.76%	90%	$159
(0.40)	$8.68	31.42%	1.57%	1.41% (c)	1.83%	103%	$9

(0.17)	$10.41	14.47%	0.97%	0.91% (c)	2.35%	78%	$5,845
(0.61)	$9.25	2.89%	0.97%	0.94% (c)	1.16%	82%	$2,132
—	$9.63	(1.73%)	0.92% (g)	0.92% (c),(g)	1.11% (g)	89%	$2

(0.18)	$10.39	14.50%	0.85%	0.82%	2.90%	78%	$977
(0.62)	$9.24	2.91%	0.82%	0.82%	2.14%	82%	$9
—	$9.63	(1.73%)	0.80% (g)	0.80% (g)	1.23% (g)	89%	$2

(0.15)	$10.38	14.14%	1.20%	1.17% (c)	1.53%	78%	$2,209
(0.58)	$9.23	2.61%	1.21%	1.19% (c)	1.72%	82%	$211,366
(0.58)	$9.61	7.21%	1.19%	1.18% (c)	1.30%	89%	$229,401
(0.59)	$9.50	16.32%	1.21%	1.18% (c)	1.15%	90%	$228,749
(0.42)	$8.72	31.75%	1.32%	1.16% (c)	1.98%	103%	$156,758

(0.15)	$10.29	14.15%	1.22%	1.16% (c)	1.98%	78%	$81,312
(0.58)	$9.15	2.50%	1.21%	1.19% (c)	1.72%	82%	$79,008
(0.57)	$9.54	7.33%	1.21%	1.20% (c)	1.29%	89%	$84,026
(0.59)	$9.42	16.15% (d)	1.27%	1.23% (c)	1.11%	90%	$85,696
(0.41)	$8.66	31.74%	1.37%	1.21% (c)	2.03%	103%	$80,761

(0.18)	$10.41	14.63%	0.78%	0.77%	3.11%	78%	$447,684
(0.63)	$9.25	2.96%	0.80%	0.80%	2.04%	82%	$909
—	$9.64	(1.73%)	0.75% (g)	0.75% (g)	1.28% (g)	89%	$2
Columbia Disciplined Value Fund | Annual Report 2017	23

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
7/31/2017	$9.26	0.23	1.10	1.33	(0.17)	—
7/31/2016	$9.64	0.18	0.05	0.23	(0.16)	(0.45)
7/31/2015	$9.52	0.15	0.57	0.72	(0.13)	(0.47)
7/31/2014	$8.74	0.12	1.27	1.39	(0.12)	(0.49)
7/31/2013	$7.01	0.18	1.98	2.16	(0.24)	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.03%.
(e)	Class R4 shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
(h)	Class R5 shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
(i)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(j)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(k)	Class Y shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Disciplined Value Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.17)	$10.42	14.46%	0.97%	0.91% (c)	2.33%	78%	$175,663
(0.61)	$9.26	2.88%	0.95%	0.94% (c)	1.98%	82%	$118,722
(0.60)	$9.64	7.55%	0.94%	0.93% (c)	1.55%	89%	$149,791
(0.61)	$9.52	16.56% (d)	0.95%	0.93% (c)	1.35%	90%	$123,394
(0.43)	$8.74	32.15%	1.08%	0.90% (c)	2.40%	103%	$30,062
Columbia Disciplined Value Fund | Annual Report 2017	25

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Disciplined Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class V shares (formerly Class T shares) are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Prior to January 24, 2017, Class V shares were known as Class T shares. Class V shares have no relation to, or connection with, the Fund’s current Class T shares.
26	Columbia Disciplined Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Disciplined Value Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
28	Columbia Disciplined Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	210,052*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Disciplined Value Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	2,743,367

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(250,564)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	13,656,000

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
30	Columbia Disciplined Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Columbia Disciplined Value Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.75% to 0.55% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.73% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $2,760.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets
32	Columbia Disciplined Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.20
Class B	0.20
Class C	0.20
Class I	0.002 (a),(b)
Class K	0.065
Class R	0.20
Class R4	0.21
Class R5	0.075
Class T	0.19
Class V	0.20
Class Y	0.010
Class Z	0.20

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $2,619.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $11,000 and $47,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Columbia Disciplined Value Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
July 31, 2017
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	66,681
Class C	1,078
Class V	4,241
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	1.15%	1.19%
Class B	1.90	1.94
Class C	1.90	1.94
Class K	1.07	1.11
Class R	1.40	1.44
Class R4	0.90	0.94
Class R5	0.82	0.86
Class T	1.15	1.19
Class V	1.15	1.19
Class Y	0.77	0.81
Class Z	0.90	0.94
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
34	Columbia Disciplined Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, derivative investments and trustees’ deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
321,730	(321,730)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,196,397	—	16,196,397	25,960,799	34,985,996	60,946,795
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,869,868	32,848,767	—	131,877,901
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
670,737,932	139,117,632	(7,239,731)	131,877,901
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	—	34,277,742	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Disciplined Value Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
July 31, 2017
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $670,186,410 and $944,510,117, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 76.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
36	Columbia Disciplined Value Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Disciplined Value Fund | Annual Report 2017	37

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Disciplined Value Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Disciplined Value Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
38	Columbia Disciplined Value Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$34,491,205
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Disciplined Value Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
40	Columbia Disciplined Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Disciplined Value Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
42	Columbia Disciplined Value Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Disciplined Value Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Disciplined Value Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Disciplined Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Disciplined Value Fund | Annual Report 2017	45

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund: The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
46	Columbia Disciplined Value Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Disciplined Value Fund | Annual Report 2017	47

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
48	Columbia Disciplined Value Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Disciplined Value Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN179_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Floating Rate Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Floating Rate Fund   |  Annual Report 2017

Columbia Floating Rate Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Floating Rate Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, preservation of capital.
Portfolio management
Lynn Hopton
Co-manager
Managed Fund since 2006
Yvonne Stevens
Co-manager
Managed Fund since 2006
Steven Staver
Co-manager
Managed Fund since 2008
Ronald Launsbach, CFA
Co-manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	5.74	4.29	3.96
	Including sales charges		2.62	3.64	3.65
Class B	Excluding sales charges	02/16/06	4.95	3.51	3.19
	Including sales charges		-0.05	3.16	3.19
Class C	Excluding sales charges	02/16/06	4.96	3.49	3.19
	Including sales charges		3.96	3.49	3.19
Class K		02/16/06	5.90	4.35	4.08
Class R*		09/27/10	5.48	4.03	3.72
Class R4*		02/28/13	6.13	4.52	4.08
Class R5*		08/01/08	6.04	4.61	4.24
Class T	Excluding sales charges	12/01/06	5.80	4.28	3.93
	Including sales charges		3.13	3.75	3.67
Class Y*		06/01/15	6.11	4.44	4.04
Class Z*		09/27/10	6.01	4.55	4.14
Credit Suisse Leveraged Loan Index			6.83	4.79	4.60
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Floating Rate Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Floating Rate Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2017)
Common Stocks	2.4
Corporate Bonds & Notes	1.4
Money Market Funds	3.8
Preferred Stocks	0.0 (a)
Senior Loans	92.4
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2017)
BBB rating	5.3
BB rating	37.6
B rating	49.3
CCC rating	5.0
CC rating	0.4
Not rated	2.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating assigned by Moody’s, as available. If Moody’s doesn’t rate a bond, then the S&P rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral. Additionally, the Investment Manager considers the interest rate to be paid on the investment, the portfolio’s exposure to a particular sector, and the relative value of the loan within the sector, among other factors.

Columbia Floating Rate Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares gained 5.74% excluding sales charges. The Fund underperformed its benchmark, the unmanaged Credit Suisse Leveraged Loan Index, which increased 6.83%. The Fund’s conservative positioning and prudent industry weightings were positive contributors to the Fund’s performance but were slightly offset by the Fund’s cash position, which detracted during a 12-month period when the benchmark moved higher.
Leveraged bank loan market ground higher amid supportive technicals
Early in the reporting period, the capital markets broadly rallied as concerns over the late-June 2016 Brexit referendum waned. At the same time, the markets began to factor in a renewed likelihood that the Federal Reserve (the Fed) would increase interest rates later in 2016. U.S. Treasury yields drifted higher off their lows. Expectations of rising interest rates increased sharply after the surprise victory by Mr. Trump in the U.S. presidential election and the Republican sweep in the U.S. House and Senate. Risk assets, including leveraged loans, performed quite well in anticipation of a more business-friendly tax and regulatory environment. In addition, high-yield corporate bond issuers delivered relatively strong financial performance, and the unemployment rate continued to fall. These factors gave credence to the belief that the U.S. economy would remain strong. In turn, this rebound in investor sentiment opened the door for the Fed to increase the targeted federal funds rate at its December 2016 meeting, the first hike since the end of 2015. In anticipation of this increase, retail investors had poured money into the floating rate loan asset class through the first half of the period, with retail loan mutual funds experiencing their heaviest inflows since 2013. The rally in the loan market reached a crescendo in the month of December 2016 when collateralized loan obligation (CLO) managers added to the demand from the retail market in an attempt to price deals before risk retention requirements went into effect. This wave of demand pushed secondary prices closer to par by the end of 2016, with many of the highest quality issuers trading well in excess of par.
With the start of 2017, the capital markets continued their upward ascent. Leveraged loans were no exception, and demand continued to outpace the supply of new loans. In addition, loan spreads (i.e., the amount investors earn above short-term LIBOR rates) began to collapse in the wake of unprecedented demand and repricing activity. Credit spreads in the leveraged loan market, as represented by the benchmark, contracted by almost 100 basis points in the first three months of the calendar year alone. (A basis point is 1/100th of a percentage point.) Although repricing volume and investor demand softened somewhat in the last several months of the period, the leveraged loan market’s technical, or supply/demand, imbalance remained in the issuer’s favor through the end of July 2017, despite a brief respite in June 2017. Indeed, spread tightening continued to be a theme over the last four months of the period, with average loan yields down significantly from the start of the period courtesy of a combination of material spread repricing and ongoing price appreciation.
Fund’s cash position detracted most from relative results
The primary detractor from the Fund’s relative results was its cash position during a period when the benchmark moved higher. The benchmark does not have a cash component. Both mutual fund inflows and prepayments of existing loans contributed to the Fund’s increased cash balances in what was a positive total return period for loan assets. It should be noted, however, that our team was diligent and effective at deploying the Fund’s cash balances quickly and prudently, thereby mitigating the drag from cash.
From an industry perspective, credit selection in information technology, diversified media and retail detracted from the Fund’s relative results. This was partially offset by a slow migration during the period from a slight overweight to an underweight position in retail compared to the benchmark, which helped performance. Further, while credit selection in the energy industry proved beneficial, the Fund’s underweight detracted, as energy was the best performing industry in the benchmark during the period. Still, the Fund’s underweight to energy helped in the last four months of the period when oil and gas prices came off their earlier highs.
Credit selection in variety of industries aided Fund performance
During the period, the Fund’s top performing industries were chemicals, financials, manufacturing, broadcasting, services, metals/mining and utilities. In all of these industries except utilities, the Fund’s holdings outperformed both their respective sector indices and the benchmark due primarily to effective credit selection. Having overweight positions in the manufacturing and broadcasting industries further enhanced the Fund’s relative performance. In the case of utilities, strong credit selection more than offset the detracting effect of allocation positioning during what was a volatile time for the industry.
4	Columbia Floating Rate Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Shifting market conditions drove Fund portfolio changes
Given the vibrant market for loans through most of the reporting period, we remained focused on deploying cash from prepayments and Fund inflows as quickly and prudently as possible throughout. We believe our active management of the Fund’s cash position to be a relative performance advantage for those investors with a long-term perspective. Also, as mentioned, we actively looked during the period to reduce the Fund’s exposure to the retail industry given secular headwinds that industry has been facing.
As of July 31, 2017, the Fund had overweight exposures compared to the benchmark in the chemicals, forest products, gaming, manufacturing, broadcasting, food and beverage and utilities industries. The Fund’s biggest underweights relative to the benchmark were in the energy, financial services, retail and service industries.
As always, prudent credit selection and industry weightings were of great importance in our portfolio positioning and strategy.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities and loan investments present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the fund investing in lower yielding debt instruments, lowering the fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities or other similarly rated instruments present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investment in loans may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. These transactions involve greater risk (including default and bankruptcy) than other investments. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Floating Rate Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,018.00	1,019.69	5.15	5.16	1.03
Class B	1,000.00	1,000.00	1,014.30	1,015.97	8.89	8.90	1.78
Class C	1,000.00	1,000.00	1,014.30	1,015.97	8.89	8.90	1.78
Class K	1,000.00	1,000.00	1,018.30	1,019.84	5.00	5.01	1.00
Class R	1,000.00	1,000.00	1,016.80	1,018.45	6.40	6.41	1.28
Class R4	1,000.00	1,000.00	1,019.40	1,020.93	3.91	3.91	0.78
Class R5	1,000.00	1,000.00	1,018.40	1,021.08	3.75	3.76	0.75
Class T (formerly Class W)	1,000.00	1,000.00	1,017.70	1,019.84	5.00	5.01	1.00
Class Y	1,000.00	1,000.00	1,019.80	1,021.32	3.51	3.51	0.70
Class Z	1,000.00	1,000.00	1,019.40	1,020.93	3.91	3.91	0.78
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 2.5%
Issuer	Shares	Value ($)
Consumer Discretionary 0.9%
Auto Components 0.1%
Delphi Automotive PLC	11,178	1,010,715
Automobiles —%
Dayco/Mark IV(a)	2,545	80,167
Diversified Consumer Services —%
Houghton Mifflin Harcourt Co.(a)	18,619	222,497
Household Durables —%
Rhodes Companies LLC (The)(b),(c)	109,053	0
Media 0.8%
Cengage Learning, Inc.	77,986	677,503
Dex Media, Inc.(a)	18,060	80,819
HIBU Midco Shares(a),(c)	182,648	0
MGM Holdings II, Inc.(a)	68,207	6,451,223
Star Tribune Co. (The)(a),(b),(c)	1,098	—
Tribune Media Co.	29,872	1,259,105
tronc, Inc.(a)	4,413	56,354
Total		8,525,004
Total Consumer Discretionary		9,838,383
Energy 0.4%
Oil, Gas & Consumable Fuels 0.4%
Arch Coal, Inc.	36,309	2,762,026
Contura Energy, Inc.	17,607	1,228,088
Linn Energy, Inc.(a)	18,043	606,470
Total		4,596,584
Total Energy		4,596,584
Financials 0.1%
Capital Markets 0.1%
RCS Capital Corp.(a)	54,917	933,589
Total Financials		933,589
Information Technology —%
Software —%
Physical Eagle Topco Ltd.(a),(b),(c)	194,303	0
Total Information Technology		0
Materials 0.8%
Chemicals 0.7%
LyondellBasell Industries NV, Class A	91,857	8,275,397
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.1%
Aleris International, Inc.(a)	16,833	488,157
Total Materials		8,763,554
Telecommunication Services —%
Diversified Telecommunication Services —%
Hawaiian Telcom Holdco, Inc.(a)	15,044	439,886
Total Telecommunication Services		439,886
Utilities 0.3%
Independent Power and Renewable Electricity Producers 0.3%
Samson Resources(a)	70,647	1,671,981
Templar Energy LLC(a)	54,590	238,830
Vistra Energy Corp	105,843	1,739,001
Total		3,649,812
Total Utilities		3,649,812
Total Common Stocks (Cost $17,826,291)		28,221,808

Corporate Bonds & Notes 1.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Building Materials 0.1%
CD&R Waterworks Merger Sub LLC(d),(e)
08/15/2025	6.125%	1,296,000	1,322,009
Gaming 0.4%
Seminole Tribe of Florida, Inc.(d)
10/01/2020	7.804%	3,727,000	3,830,909
Tunica-Biloxi Gaming Authority(d),(f)
11/15/2016	0.000%	2,105,000	799,900
Total			4,630,809
Health Care 0.3%
IASIS Healthcare LLC/Capital Corp.
05/15/2019	8.375%	3,000,000	3,007,821
Quorum Health Corp.
04/15/2023	11.625%	1,000,000	836,391
Total			3,844,212
Media and Entertainment 0.3%
Urban One, Inc.(d)
02/15/2020	9.250%	3,000,000	2,933,187
Metals and Mining 0.0%
Noranda Aluminum Acquisition Corp. PIK(b),(d)
10/20/2020	10.000%	27,401	890

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Packaging 0.1%
Signode Industrial Group Luxembourg SA/US, Inc.(d)
05/01/2022	6.375%	1,000,000	1,044,039
Technology 0.2%
Dell International LLC/EMC Corp.(d)
06/15/2023	5.450%	2,325,000	2,562,548
Total Corporate Bonds & Notes (Cost $17,534,464)			16,337,694

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Contura/Alpha Natural Resources, Inc. Holding Co.(a)	—	13,080	61,038
Contura/Alpha Natural Resources, Inc. ReorgCo.(a)	—	13,080	222,360
Total			283,398
Total Energy			283,398
Total Preferred Stocks (Cost $71,940)			283,398

Senior Loans 95.0%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Aerospace & Defense 1.5%
Doncasters US Finance LLC(g),(h)
Tranche B Term Loan
04/09/2020	4.796%	2,867,349	2,720,914
Engility Corp.(g),(h)
Tranche B2 Term Loan
08/14/2023	5.019%	3,405,882	3,446,038
Leidos Innovations Corp.(g),(h)
Tranche B Term Loan
08/16/2023	3.500%	4,999,875	5,026,974
TransDigm, Inc.(g),(h)
Tranche E Term Loan
05/14/2022	4.255%	611,614	614,060
Tranche F Term Loan
06/09/2023	4.234%	4,929,803	4,952,381
Total			16,760,367
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Airlines 2.3%
American Airlines, Inc.(g),(h)
Term Loan
06/27/2020	3.233%	3,834,779	3,839,036
10/10/2021	3.226%	1,522,841	1,525,384
Tranche B Term Loan
12/14/2023	3.726%	1,950,000	1,959,263
Avolon Borrower 1 LLC(g),(h)
Tranche B2 Term Loan
03/21/2022	3.978%	11,350,000	11,341,147
Delta Air Lines, Inc.(g),(h)
Tranche B1 Term Loan
10/18/2018	3.724%	1,971,173	1,982,999
United Airlines, Inc.(g),(h)
Tranche B Term Loan
04/01/2024	3.561%	5,486,250	5,517,796
Total			26,165,625
Automotive 1.4%
Allison Transmission, Inc.(g),(h)
Tranche B3 Term Loan
09/23/2022	3.240%	2,529,268	2,545,557
Dayco Products LLC(g),(h)
Term Loan
05/19/2023	6.234%	3,225,000	3,233,062
Dragon Merger Sub LLC(g),(h)
Tranche B 1st Lien Term Loan
07/24/2024	5.313%	1,500,000	1,518,750
FCA US LLC(g),(h)
Tranche B Term Loan
12/31/2018	3.230%	579,993	582,893
Gates Global LLC(g),(h)
Tranche B1 Term Loan
04/01/2024	4.546%	3,647,170	3,672,810
Goodyear Tire & Rubber Co. (The)(g),(h)
2nd Lien Term Loan
04/30/2019	3.230%	1,133,333	1,136,880
Horizon Global Corp.(g),(h)
Term Loan
06/30/2021	5.734%	1,294,969	1,304,681
Navistar, Inc.(g),(h)
Tranche B Term Loan
08/07/2020	5.230%	2,161,500	2,183,115
Total			16,177,748

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 0.6%
Aretec Group, Inc.(g),(h)
1st Lien Term Loan
11/23/2020	8.000%	968,883	980,994
2nd Lien Term Loan PIK
05/23/2021	2.000%	1,452,394	1,425,162
LPL Holdings, Inc.(g),(h)
Term Loan
03/11/2024	3.825%	3,915,187	3,939,657
Total			6,345,813
Building Materials 1.9%
American Bath Group LLC(g),(h)
1st Lien Term Loan
09/30/2023	6.546%	5,223,684	5,280,257
Associated Asphalt Partners LLC(g),(h)
Tranche B Term Loan
04/05/2024	6.484%	1,975,000	1,996,389
HD Supply, Inc.(g),(h)
Tranche B1 Term Loan
08/13/2021	4.046%	1,137,043	1,139,533
Tranche B2 Term Loan
10/17/2023	4.046%	397,000	399,731
QUIKRETE Holdings, Inc.(g),(h)
1st Lien Term Loan
11/15/2023	3.984%	7,540,803	7,564,783
SRS Distribution, Inc.(g),(h)
Tranche B2 2nd Lien Term Loan
02/24/2023	10.046%	1,000,000	1,030,000
Tranche B4 1st Lien Term Loan
08/25/2022	4.546%	497,468	502,652
Wilsonart LLC(g),(h)
Tranche C Term Loan
12/19/2023	4.800%	3,385,480	3,411,717
Total			21,325,062
Cable and Satellite 2.2%
Altice US Finance I Corp.(g),(h)
Term Loan
07/28/2025	3.483%	3,259,718	3,249,939
Charter Communications Operating LLC(g),(h)
Tranche H1 Term Loan
01/15/2022	3.240%	1,110,938	1,116,914
Tranche I1 Term Loan
01/15/2024	3.484%	1,933,069	1,945,962
CSC Holdings LLC(g),(h)
Term Loan
07/17/2025	3.476%	2,498,975	2,493,353
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Encompass Digital Media, Inc.(g),(h)
Tranche B 1st Lien Term Loan
06/06/2021	5.800%	1,898,073	1,779,444
Tranche B 2nd Lien Term Loan
06/06/2022	9.050%	1,500,000	1,383,750
MCC Iowa LLC(g),(h)
Tranche H Term Loan
01/29/2021	3.700%	1,440,000	1,446,307
Quebecor Media, Inc.(g),(h)
Tranche B1 Term Loan
08/17/2020	3.432%	1,925,000	1,931,410
Telesat Canada(g),(h)
Tranche B4 Term Loan
11/17/2023	4.300%	5,916,733	5,973,416
Virgin Media Bristol LLC(g),(h)
Tranche I Term Loan
01/31/2025	3.976%	4,175,000	4,195,374
Total			25,515,869
Chemicals 7.4%
Aruba Investments, Inc.(g),(h)
Tranche B1 Term Loan
02/02/2022	4.796%	2,481,013	2,479,971
Ascend Performance Materials Operations LLC(g),(h)
Tranche B Term Loan
08/12/2022	6.796%	1,782,000	1,797,592
Atotech USA, Inc.(g),(h)
Tranche B1 Term Loan
01/31/2024	4.296%	1,675,000	1,689,656
Axalta Coating Systems US Holdings, Inc.(g),(h)
Tranche B2 Term Loan
06/01/2024	3.296%	1,175,000	1,179,524
Chemours Co. (The)(g),(h)
Tranche B1 Term Loan
05/12/2022	3.730%	1,723,753	1,735,250
ColourOz Investment 1 GmbH(g),(h)
Tranche C 1st Lien Term Loan
09/07/2021	4.312%	593,691	589,238
ColourOz Investment 2 LLC(g),(h)
Tranche B2 1st Lien Term Loan
09/07/2021	4.312%	3,591,345	3,564,410
DuBois Chemicals, Inc.(g),(h)
1st Lien Term Loan
03/15/2024	4.984%	1,350,433	1,359,724
DuBois Chemicals, Inc.(g),(h),(i),(j)
Delayed Draw 1st Lien Term Loan
03/15/2024	1.000%	96,667	97,332

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Duke Finance LLC(g),(h)
Tranche B 1st Lien Term Loan
02/21/2024	6.296%	3,910,500	3,954,493
Flint Group GMBH(g),(h)
Tranche B8 1st Lien Term Loan
09/07/2021	4.312%	822,938	816,765
HII Holding Corp.(g),(h)
1st Lien Term Loan
12/20/2019	4.546%	1,873,253	1,877,150
2nd Lien Term Loan
12/21/2020	9.796%	2,150,000	2,179,562
Huntsman International LLC(g),(h)
Tranche B Term Loan
04/19/2019	4.234%	263,837	264,248
10/01/2021	3.984%	1,682,101	1,684,725
Ineos US Finance LLC(g),(h)
Term Loan
03/31/2022	4.007%	2,843,570	2,858,300
04/01/2024	4.007%	3,557,125	3,576,867
KMG Chemicals, Inc.(g),(h)
Term Loan
06/15/2024	5.484%	1,963,636	1,985,236
Kraton Polymers LLC(g),(h)
Term Loan
01/06/2022	5.234%	2,079,812	2,095,411
Kronos Worldwide, Inc.(g),(h)
Term Loan
02/18/2020	4.300%	2,902,500	2,913,384
MacDermid, Inc.(g),(h)
Tranche B6 Term Loan
06/07/2023	4.234%	4,472,414	4,493,971
Minerals Technologies, Inc.(g),(h)
Tranche B1 Term Loan
02/14/2024	3.502%	1,615,546	1,621,604
Nexeo Solutions LLC(g),(h)
Tranche B Term Loan
06/09/2023	4.968%	5,593,641	5,665,911
Omnova Solutions, Inc.(g),(h)
Tranche B2 Term Loan
08/25/2023	5.484%	1,612,813	1,632,973
Oxea Finance & Cy SCA(g),(h)
Tranche B2 1st Lien Term Loan
01/15/2020	4.474%	3,440,938	3,408,696
PolyOne Corp.(g),(h)
Tranche B2 Term Loan
11/11/2022	3.505%	4,458,558	4,480,851
PQ Corp.(g),(h)
Tranche B1 Term Loan
11/04/2022	5.561%	2,601,901	2,612,308
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Ravago Holdings America, Inc.(g),(h)
Term Loan
07/13/2023	4.490%	3,962,481	3,982,294
Royal Holdings, Inc.(g),(h)
1st Lien Term Loan
06/20/2022	4.546%	1,173,931	1,184,203
Solenis International LP/Holdings 3 LLC(g),(h)
1st Lien Term Loan
07/31/2021	4.452%	2,392,225	2,404,928
Trinseo Materials Operating SCA/Finance, Inc.(g),(h)
Tranche B Term Loan
11/05/2021	4.484%	2,964,500	2,987,653
Tronox Pigments BV(g),(h)
Term Loan
03/19/2020	4.796%	3,110,946	3,133,159
Univar USA, Inc.(g),(h)
Tranche B2 Term Loan
07/01/2022	3.984%	5,367,353	5,394,190
Venator Materials Corp.(g),(h),(i)
Tranche B Term Loan
06/28/2024	0.000%	1,950,000	1,959,750
Versum Materials, Inc.(g),(h)
Term Loan
09/29/2023	3.796%	744,375	750,658
Total			84,411,987
Construction Machinery 1.5%
Columbus McKinnon Corp.(g),(h)
Term Loan
01/31/2024	4.296%	3,314,284	3,343,284
Doosan Bobcat, Inc.(g),(h)
Tranche B Term Loan
05/18/2024	3.929%	4,413,938	4,441,525
Douglas Dynamics LLC(g),(h)
Tranche B Term Loan
12/31/2021	4.740%	1,460,175	1,471,126
North American Lifting Holdings, Inc.(g),(h)
1st Lien Term Loan
11/27/2020	5.796%	2,401,198	2,233,114
Vertiv Group Corp.(g),(h)
Tranche B Term Loan
11/30/2023	5.234%	5,806,034	5,856,837
Total			17,345,886
Consumer Cyclical Services 2.4%
AlixPartners LLP(g),(h)
Term Loan
04/04/2024	4.296%	1,995,000	2,009,643

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Creative Artists Agency LLC(g),(h)
Term Loan
02/15/2024	4.726%	6,616,750	6,663,597
DTZ US Borrower LLC/Aus Holdco PTY Ltd.(g),(h)
2nd Lien Term Loan
11/04/2022	9.561%	85,106	85,106
DTZ US Borrower LLC/AUS Holdco PTY Ltd.(g),(h)
1st Lien Term Loan
11/04/2021	4.488%	1,917,109	1,926,695
IG Investments Holdings LLC(g),(h)
Term Loan
10/31/2021	5.296%	1,426,957	1,437,217
ServiceMaster Co. LLC (The)(g),(h)
Tranche C Term Loan
11/08/2023	3.734%	2,661,625	2,673,602
TransUnion LLC(g),(h)
Tranche B2 Term Loan
04/09/2023	3.734%	4,410,308	4,416,835
Weight Watchers International, Inc.(g),(h)
Tranche B2 Term Loan
04/02/2020	4.525%	5,821,612	5,703,375
West Corp.(g),(h)
Tranche B12 Term Loan
06/17/2023	3.756%	2,892,932	2,892,932
Total			27,809,002
Consumer Products 2.8%
Culligan NewCo Ltd.(g),(h)
Tranche B1 1st Lien Term Loan
12/13/2023	5.224%	2,487,500	2,501,505
Diamond (BC) BV(g),(h),(i)
Term Loan
07/25/2024	0.000%	2,950,000	2,952,449
Interior Logic Group, Inc.(g),(h)
Term Loan
03/01/2024	7.210%	1,975,000	1,970,063
Nature’s Bounty Co. (The)(g),(h)
Tranche B1 Term Loan
05/05/2023	4.796%	4,465,886	4,470,218
Pilot Travel Centers LLC(g),(h)
Tranche B Term Loan
05/25/2023	3.234%	2,439,689	2,453,717
Prestige Brands, Inc.(g),(h)
Tranche B4 Term Loan
01/26/2024	3.984%	1,815,837	1,824,662
Serta Simmons Holdings, LLC(g),(h)
1st Lien Term Loan
11/08/2023	4.773%	5,447,625	5,456,341
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
2nd Lien Term Loan
11/08/2024	9.179%	2,000,000	1,994,160
Steinway Musical Instruments, Inc.(g),(h)
1st Lien Term Loan
09/19/2019	5.061%	1,737,168	1,674,925
Varsity Brands Holding Co.(g),(h)
1st Lien Term Loan
12/10/2021	4.727%	3,627,973	3,666,066
Waterpik, Inc.(g),(h)
1st Lien Term Loan
07/08/2020	6.044%	2,540,722	2,540,722
Total			31,504,828
Diversified Manufacturing 4.6%
Accudyne Industries Borrower SCA/LLC(g),(h)
Term Loan
12/13/2019	4.234%	662,554	662,315
Allnex & Cy SCA(g),(h)
Tranche B2 Term Loan
09/13/2023	4.482%	2,449,179	2,456,844
Tranche B3 Term Loan
09/13/2023	4.482%	1,845,187	1,850,963
Apex Tool Group LLC(g),(h)
Term Loan
01/31/2020	4.500%	2,515,535	2,465,225
Bright Bidco BV(g),(h)
Tranche B 1st Lien Term Loan
06/30/2024	5.796%	3,925,000	3,975,279
Crosby US Acquisition Corp.(g),(h)
1st Lien Term Loan
11/23/2020	4.172%	844,375	767,115
2nd Lien Term Loan
11/22/2021	7.172%	2,000,000	1,642,000
Culligan NewCo Ltd.(g),(h),(i)
Tranche B1 1st Lien Term Loan
12/13/2023	5.229%	1,125,000	1,123,594
Filtration Group Corp.(g),(h)
1st Lien Term Loan
11/23/2020	4.257%	6,405,082	6,458,436
Forterra Finance LLC(g),(h)
Term Loan
10/25/2023	4.234%	2,562,795	2,459,206
Gardner Denver, Inc.(g),(h)
Term Loan
07/30/2020	4.546%	4,765,031	4,786,855
Harsco Corp.(g),(h)
Term Loan
11/02/2023	6.250%	1,990,000	2,022,338

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hyster-Yale Group, Inc.(g),(h)
Term Loan
05/30/2023	5.234%	1,550,000	1,563,563
LTI Holdings, Inc.(g),(h)
1st Lien Term Loan
05/16/2024	5.984%	2,100,000	2,091,243
Rexnord LLC(g),(h)
Tranche B Term Loan
08/21/2023	4.046%	6,496,914	6,526,475
Tyco International Holdings SARL(g),(h)
Term Loan
03/02/2020	2.960%	5,797,500	5,783,006
Welbilt, Inc.(g),(h)
Tranche B Term Loan
03/03/2023	4.234%	2,565,597	2,592,869
Zekelman Industries, Inc.(g),(h)
Term Loan
06/14/2021	4.789%	3,701,249	3,719,756
Total			52,947,082
Electric 3.9%
AES Corp. (The)(g),(h)
Term Loan
05/24/2022	3.192%	2,543,625	2,536,630
Astoria Energy LLC(g),(h)
Tranche B Term Loan
12/24/2021	5.240%	4,285,800	4,290,086
Calpine Construction Finance Co. LP(g),(h)
Tranche B1 Term Loan
05/03/2020	3.490%	887,385	886,648
Calpine Corp.(g),(h)
Term Loan
05/31/2023	4.050%	2,871,000	2,880,158
01/15/2024	4.050%	2,232,911	2,240,369
Eastern Power LLC(g),(h)
Term Loan
10/02/2023	5.234%	5,176,841	5,204,330
EFS Cogen Holdings I LLC(g),(h)
Tranche B Term Loan
06/28/2023	4.800%	2,246,749	2,268,093
Energy Future Intermediate Holding Co. LLC(g),(h),(i)
Term Loan
06/23/2018	4.233%	5,400,000	5,437,800
Helix General Funding LLC(g),(h)
Term Loan
06/03/2024	4.960%	2,023,507	2,041,719
MRP Generation Holdings, LLC(g),(h)
Term Loan
10/18/2022	8.296%	5,136,187	4,776,654
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Southeast PowerGen LLC(g),(h)
Tranche B Term Loan
12/02/2021	4.800%	1,457,000	1,396,287
Vistra Operations Co. LLC(g),(h)
Term Loan
08/04/2023	3.982%	1,904,004	1,909,240
12/14/2023	4.479%	895,500	902,010
Tranche C Term Loan
08/04/2023	3.977%	436,429	437,629
Viva Alamo LLC(g),(h)
Term Loan
02/22/2021	5.452%	5,625,092	4,538,774
WG Partners Acquisition LLC(g),(h)
Tranche B Term Loan
11/15/2023	5.296%	3,178,816	3,186,764
Total			44,933,191
Environmental 1.5%
Advanced Disposal Services, Inc.(g),(h)
Term Loan
11/10/2023	3.944%	5,650,547	5,693,830
EnergySolutions LLC(g),(h)
Term Loan
05/29/2020	6.990%	2,424,750	2,448,997
STI Infrastructure SARL(g),(h)
Term Loan
08/22/2020	6.546%	3,834,939	3,643,192
Waste Industries USA, Inc.(g),(h)
Tranche B Term Loan
02/27/2020	3.984%	2,013,539	2,021,714
WCA Waste Systems, Inc.(g),(h)
Term Loan
08/11/2023	3.978%	3,374,500	3,376,626
Total			17,184,359
Finance Companies 0.5%
FinCo I LLC(g),(h)
Term Loan
12/30/1899	1.375%	6,200,000	6,273,656
Food and Beverage 3.0%
Aramark Intermediate HoldCo Corp.(g),(h)
Tranche B Term Loan
03/28/2024	3.234%	6,498,687	6,545,413
Blue Buffalo Pet Products, Inc.(g),(h)
Term Loan
05/27/2024	3.233%	3,800,000	3,814,250

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Del Monte Foods, Inc.(g),(h)
2nd Lien Term Loan
08/18/2021	8.690%	2,000,000	1,180,720
Dole Food Co., Inc.(g),(h)
Tranche B Term Loan
04/06/2024	4.251%	2,825,000	2,846,187
Hostess Brands LLC(g),(h)
Tranche B 1st Lien Term Loan
08/03/2022	3.734%	2,172,555	2,190,783
JBS USA Lux SA(g),(h)
Term Loan
10/30/2022	3.804%	5,311,688	5,263,563
Pinnacle Foods Finance LLC(g),(h)
Term Loan
02/02/2024	3.227%	5,572,000	5,594,734
US Foods, Inc.(g),(h)
Term Loan
06/27/2023	3.990%	6,567,417	6,613,455
Total			34,049,105
Gaming 5.3%
Affinity Gaming(g),(h)
2nd Lien Term Loan
01/31/2025	9.484%	1,725,000	1,746,563
Term Loan
07/01/2023	4.734%	2,530,372	2,548,566
Amaya Holdings BV(g),(h)
Tranche B3 1st Lien Term Loan
08/01/2021	4.796%	6,064,115	6,089,159
Aristocrat Leisure Ltd.(g),(h)
Tranche B2 Term Loan
10/20/2021	3.557%	1,461,538	1,466,902
Boyd Gaming Corp.(g),(h)
Tranche B Term Loan
09/15/2023	3.694%	1,362,688	1,367,934
CBAC Borrower LLC(g),(h)
Tranche B Term Loan
06/28/2024	5.223%	4,350,000	4,355,438
Eldorado Resorts, Inc.(g),(h)
Term Loan
04/17/2024	3.563%	2,219,437	2,213,889
Greektown Holdings LLC(g),(h)
Term Loan
04/25/2024	4.234%	1,950,000	1,952,028
Las Vegas Sands LLC(g),(h)
Term Loan
03/29/2024	3.230%	5,311,872	5,333,597
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Mohegan Tribal Gaming Authority(g),(h)
Tranche B Term Loan
10/13/2023	5.234%	5,397,875	5,459,735
MotorCity Casino Hotel(g),(h)
Term Loan
08/06/2021	3.984%	2,534,300	2,541,269
Penn National Gaming, Inc.(g),(h)
Tranche B Term Loan
01/19/2024	3.796%	1,895,250	1,902,016
Scientific Games International, Inc.(e),(g),(h),(j)
Term Loan
10/19/2020	0.000%	1,900,000	1,833,500
Scientific Games International, Inc.(g),(h),(i)
Term Loan
08/14/2024	0.000%	8,275,000	8,311,244
Scientific Games International, Inc.(g),(h)
Tranche B3 Term Loan
10/01/2021	5.233%	3,201,070	3,204,079
Seminole Tribe of Florida(g),(h),(i)
Tranche B Term Loan
07/08/2024	0.000%	2,275,000	2,284,487
Twin River Management Group, Inc.(g),(h)
Term Loan
07/10/2020	4.796%	2,371,038	2,384,387
Yonkers Racing Corp.(g),(h)
1st Lien Term Loan
05/31/2024	4.490%	5,125,000	5,134,635
Total			60,129,428
Health Care 7.0%
Acadia Healthcare Co., Inc.(g),(h)
Tranche B2 Term Loan
02/16/2023	3.977%	1,551,375	1,568,347
Air Methods Corp.(g),(h)
Term Loan
04/22/2024	4.796%	2,778,217	2,767,799
Alere, Inc.(g),(h)
Tranche B Term Loan
06/20/2022	4.490%	3,019,426	3,022,717
Alliance HealthCare Services, Inc.(g),(h)
Term Loan
06/03/2019	4.484%	2,930,451	2,925,557
Change Healthcare Holdings, Inc.(g),(h)
Term Loan
03/01/2024	3.984%	7,905,188	7,948,666
CHS/Community Health Systems, Inc.(g),(h)
Tranche G Term Loan
12/31/2019	3.963%	1,748,746	1,748,133

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche H Term Loan
01/27/2021	4.213%	1,020,359	1,018,380
DaVita, Inc.(g),(h)
Tranche B Term Loan
06/24/2021	3.984%	6,757,262	6,816,388
Envision Healthcare Corp.(g),(h)
Term Loan
12/01/2023	4.300%	3,909,116	3,931,124
HC Group Holdings III, Inc.(g),(h)
1st Lien Term Loan
04/07/2022	6.234%	1,989,873	1,987,386
HCA, Inc.(g),(h)
Tranche B8 Term Loan
02/15/2024	3.484%	3,980,025	4,007,726
Iasis Healthcare LLC(g),(h)
Tranche B3 Term Loan
02/17/2021	5.296%	3,426,561	3,443,694
Jaguar Holding Co. I LLC(g),(h)
Term Loan
08/18/2022	4.017%	5,948,874	5,987,542
MPH Acquisition Holdings LLC(g),(h)
Term Loan
06/07/2023	4.296%	1,886,635	1,899,842
National Mentor Holdings, Inc.(g),(h)
Tranche B Term Loan
01/31/2021	4.296%	1,233,563	1,244,356
Nautilus Power, LLC(g),(h)
Term Loan
05/16/2024	5.734%	3,000,000	3,007,500
Onex Carestream Finance LP(g),(h)
1st Lien Term Loan
06/07/2019	5.275%	3,374,933	3,370,106
Ortho-Clinical Diagnostics Holdings SARL(g),(h)
Term Loan
06/30/2021	5.046%	5,441,749	5,460,414
Quorum Health Corp.(g),(h)
Term Loan
04/29/2022	7.984%	1,266,868	1,266,083
Select Medical Corp.(g),(h)
Tranche B Term Loan
03/06/2024	4.810%	2,269,313	2,302,399
Sterigenics-Nordion Holdings LLC(g),(h)
Term Loan
05/15/2022	4.234%	5,820,261	5,817,817
Surgery Center Holdings, Inc.(g),(h)
1st Lien Term Loan
11/03/2020	4.980%	1,950,021	1,963,438
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Team Health Holdings, Inc.(g),(h)
Term Loan
02/06/2024	3.984%	6,027,375	6,002,904
Total			79,508,318
Healthcare REIT 0.2%
Quality Care Properties, Inc.(g),(h)
1st Lien Term Loan
10/31/2022	6.484%	2,661,625	2,664,952
Independent Energy 0.3%
Ascent Resources-Marcellus LLC(f),(g)
1st Lien Term Loan
08/04/2020	0.000%	354,211	216,660
2nd Lien Term Loan
08/04/2021	0.000%	2,000,000	142,500
Chesapeake Energy Corp.(g),(h)
Tranche A Term Loan
08/23/2021	8.686%	3,000,000	3,218,250
Total			3,577,410
Leisure 2.7%
24 Hour Fitness Worldwide, Inc.(g),(h)
Term Loan
05/28/2021	5.046%	4,316,500	4,298,500
AMC Entertainment Holdings, Inc.(g),(h)
Term Loan
12/15/2022	3.476%	2,275,102	2,280,789
12/15/2023	3.476%	99,500	99,666
Delta 2 SARL(g),(h)
2nd Lien Term Loan
07/29/2022	8.004%	300,000	300,321
Delta 2 SARL(g),(h),(i)
Tranche B3 Term Loan
02/01/2024	4.504%	4,845,036	4,870,134
Life Time Fitness, Inc.(g),(h)
Term Loan
06/10/2022	4.234%	3,517,254	3,535,719
Live Nation Entertainment, Inc.(g),(h)
Tranche B3 Term Loan
10/31/2023	3.500%	1,915,370	1,927,341
Six Flags Theme Parks, Inc.(g),(h)
Tranche B Term Loan
06/30/2022	3.241%	1,906,729	1,919,600
UFC Holdings LLC(g),(h)
1st Lien Term Loan
08/18/2023	4.480%	4,942,662	4,969,699

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings, LLC(g),(h)
1st Lien Term Loan
05/06/2021	4.490%	4,490,733	4,518,800
2nd Lien Term Loan
05/06/2022	8.484%	1,733,333	1,755,000
Total			30,475,569
Lodging 1.0%
CityCenter Holdings LLC(g),(h)
Tranche B Term Loan
04/18/2024	3.732%	3,450,000	3,462,937
Hilton Worldwide Finance LLC(g),(h)
Tranche B2 Term Loan
10/25/2023	3.232%	5,678,427	5,703,526
RHP Hotel Properties LP(g),(h)
Tranche B Term Loan
05/11/2024	3.440%	2,518,687	2,531,281
Total			11,697,744
Media and Entertainment 5.3%
Cengage Learning, Inc.(g),(h)
Term Loan
06/07/2023	5.474%	2,890,945	2,727,983
Cumulus Media Holdings, Inc.(g),(h)
Term Loan
12/23/2020	4.490%	3,087,699	2,467,257
Emerald Expositions Holding, Inc.(g),(h)
Term Loan
05/22/2024	4.296%	3,025,000	3,060,937
Getty Images, Inc.(g),(h)
Term Loan
10/18/2019	4.796%	3,008,250	2,796,168
Gray Television, Inc.(g),(h)
Tranche B2 Term Loan
02/07/2024	3.724%	2,935,250	2,947,490
Hubbard Radio LLC(g),(h)
Term Loan
05/27/2022	4.490%	2,530,000	2,530,000
iHeartCommunications, Inc.(g),(h)
Tranche D Term Loan
01/30/2019	7.984%	7,958,970	6,424,640
Ion Media Networks, Inc.(g),(h)
Tranche B3 Term Loan
12/18/2020	4.130%	2,389,492	2,408,918
Learfield Communications(g),(h)
1st Lien Term Loan
12/01/2023	4.490%	2,835,750	2,864,108
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Lions Gate Entertainment Corp.(g),(h)
Tranche A Term Loan
12/08/2021	3.234%	1,438,125	1,439,923
Tranche B Term Loan
12/08/2023	4.234%	1,747,812	1,763,648
Mcgraw-Hill Global Education Holdings LLC(g),(h)
Tranche B 1st Lien Term Loan
05/04/2022	5.234%	1,410,750	1,391,126
Nexstar Broadcasting, Inc.(g),(h)
Tranche B2 Term Loan
01/17/2024	3.732%	307,157	309,716
01/17/2024	3.732%	2,512,527	2,533,457
Nielsen Finance LLC(g),(h)
Tranche B4 Term Loan
10/04/2023	3.224%	3,945,237	3,949,735
Owl Finance PLC(g),(h)
Term Loan
09/07/2021	8.182%	111,918	115,555
Owl Finance PLC(g)
Term Loan PIK
09/07/2065	8.500%	106,235	229,892
Radio One, Inc.(g),(h)
Term Loan
04/18/2023	5.300%	5,985,000	5,902,706
Sinclair Television Group, Inc.(g),(h)
Tranche B Term Loan
01/03/2024	3.490%	2,875,369	2,880,400
Sonifi Solutions, Inc.(b),(g),(h)
Tranche C Term Loan PIK
03/28/2018	6.750%	434,511	173,804
Tribune Media Co.(g),(h)
Tranche B Term Loan
12/27/2020	4.234%	175,925	176,365
Tranche C Term Loan
01/26/2024	4.234%	3,639,056	3,649,063
UFC Holdings LLC(g),(h)
2nd Lien Term Loan
08/18/2024	8.727%	1,000,000	1,019,380
Univision Communications, Inc.(g),(h)
1st Lien Term Loan
03/15/2024	3.984%	6,358,925	6,333,298
Total			60,095,569
Metals and Mining 1.0%
Arch Coal, Inc.(g),(h)
Term Loan
03/07/2024	5.234%	1,895,250	1,909,938

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Contura Energy, Inc.(g),(h)
Term Loan
03/18/2024	6.260%	5,640,500	5,457,184
Fairmount Santrol, Inc.(g),(h)
Tranche B2 Term Loan
09/05/2019	4.796%	1,846,640	1,730,301
Foresight Energy LLC(g),(h)
Term Loan
03/28/2022	7.046%	2,693,250	2,595,620
Noranda Aluminum Acquisition Corp.(f),(g)
Tranche B Term Loan
02/28/2019	0.000%	462,426	15,029
Total			11,708,072
Midstream 0.2%
Energy Transfer Equity LP(g),(h)
Term Loan
02/02/2024	3.974%	800,000	802,800
Southcross Energy Partners LP(g),(h)
Term Loan
08/04/2021	5.546%	1,766,295	1,560,222
Total			2,363,022
Oil Field Services 0.4%
Drillships Ocean Ventures, Inc.(g),(h)
Term Loan
07/25/2021	0.000%	1,608,750	1,417,309
Fieldwood Energy LLC(g),(h)
1st Lien Term Loan
09/30/2020	8.421%	183,515	146,201
2nd Lien Term Loan
09/30/2020	8.421%	309,096	177,730
Term Loan
08/31/2020	8.296%	135,937	129,027
MRC Global (US), Inc.(g),(h)
Term Loan
11/08/2019	5.234%	2,628,281	2,647,993
Total			4,518,260
Other Financial Institutions 0.3%
Inventiv Group Holdings, Inc.(g),(h),(i)
Term Loan
06/28/2024	3.545%	3,000,000	3,021,240
Other Industry 2.3%
Booz Allen Hamilton, Inc.(g),(h)
Tranche B Term Loan
06/30/2023	3.473%	1,820,652	1,825,203
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Generac Power Systems, Inc.(g),(h)
Term Loan
05/31/2023	3.549%	4,799,137	4,805,136
Harland Clarke Holdings Corp.(g),(h)
Tranche B5 Term Loan
12/31/2021	7.296%	2,765,136	2,787,256
Tranche B6 Term Loan
02/09/2022	6.796%	3,956,670	3,973,486
Hillman Group, Inc. (The)(g),(h)
Term Loan
06/30/2021	4.796%	2,449,250	2,460,468
Husky Injection Molding Systems Ltd.(g),(h)
Term Loan
06/30/2021	4.484%	3,361,214	3,382,928
KAR Auction Services, Inc.(g),(h)
Tranche B4 Term Loan
03/11/2021	3.563%	799,439	803,684
Uber Technologies, Inc.(g),(h)
Term Loan
07/13/2023	5.227%	5,739,150	5,742,766
Total			25,780,927
Other REIT 0.4%
ESH Hospitality, Inc.(g),(h)
Term Loan
08/30/2023	3.734%	1,166,202	1,171,846
Lightstone Holdco LLC(g),(h)
Tranche B Term Loan
01/30/2024	5.734%	3,558,636	3,528,779
Tranche C Term Loan
01/30/2024	5.734%	221,739	219,879
Total			4,920,504
Other Utility 0.5%
EWT Holdings III Corp.(g),(h)
1st Lien Term Loan
01/15/2021	5.046%	3,007,873	3,015,393
Sandy Creek Energy Associates LP(g),(h)
Term Loan
11/09/2020	5.296%	2,967,143	2,287,163
Total			5,302,556
Packaging 4.6%
Anchor Glass Container Corp.(g),(h)
1st Lien Term Loan
12/07/2023	4.011%	1,641,750	1,649,663
2nd Lien Term Loan
12/07/2024	8.974%	1,000,000	1,012,500

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Berry Global Group, Inc.(g),(h)
Tranche L Term Loan
01/06/2021	3.474%	3,661,307	3,670,863
BWAY Holding Co.(g),(h)
Term Loan
04/03/2024	4.474%	5,675,000	5,703,375
Charter NEX US, Inc.(g),(h)
1st Lien Term Loan
05/16/2024	4.484%	1,550,000	1,556,293
Consolidated Container Co. LLC(g),(h)
1st Lien Term Loan
05/22/2024	4.734%	1,900,000	1,914,250
Coveris Holdings SA(g),(h)
Tranche B1 Term Loan
06/29/2022	5.546%	5,449,950	5,454,474
ICSH Parent, Inc.(g),(h)
1st Lien Term Loan
04/29/2024	5.320%	1,037,647	1,041,538
ICSH Parent, Inc.(g),(h),(i),(j)
Delayed Draw 1st Lien Term Loan
04/29/2024	5.000%	187,353	188,056
Novolex (g),(h)
Term Loan
12/29/2023	4.549%	3,167,062	3,184,038
Packaging Coordinators Midco, Inc.(g),(h)
Term Loan
06/30/2023	5.300%	2,326,500	2,314,868
Printpack Holdings, Inc.(g),(h)
Term Loan
07/26/2023	4.250%	905,491	912,282
ProAmpac PG Borrower LLC(g),(h)
1st Lien Term Loan
11/20/2023	5.200%	4,087,231	4,143,430
2nd Lien Term Loan
11/18/2024	9.672%	3,300,000	3,351,579
Ranpak Corp.(g),(h)
Tranche B1 Term Loan
10/01/2021	4.484%	1,657,568	1,665,856
Reynolds Group Holdings, Inc.(g),(h)
Term Loan
02/05/2023	4.234%	5,702,486	5,726,094
SIG Combibloc Holdings SCA(g),(h)
Term Loan
03/11/2022	4.234%	2,434,218	2,450,187
Signode Industrial Group SA(g),(h)
Tranche B Term Loan
05/01/2021	4.012%	1,708,681	1,714,029
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tricorbraun Holdings, Inc.(g),(h)
1st Lien Term Loan
11/30/2023	5.046%	2,012,614	2,029,218
Tricorbraun Holdings, Inc.(e),(g),(h),(j)
Delayed Draw 1st Lien Term Loan
11/30/2023	0.000%	202,273	203,941
Twist Beauty International Holdings SA(g),(h)
Tranche B Term Loan
04/22/2024	5.163%	2,000,000	1,998,340
Total			51,884,874
Paper 0.3%
Caraustar Industries, Inc.(g),(h)
Term Loan
03/14/2022	6.796%	3,640,875	3,660,900
Pharmaceuticals 2.8%
Akorn, Inc.(g),(h)
Term Loan
04/16/2021	5.500%	1,452,905	1,472,883
Atrium Innovations, Inc.(g),(h)
Tranche B1 1st Lien Term Loan
02/15/2021	4.796%	1,572,268	1,580,129
Catalent Pharma Solutions, Inc.(g),(h)
Term Loan
05/20/2021	3.984%	3,302,051	3,323,283
Endo Finance Co. I SARL(g),(h)
Term Loan
04/29/2024	5.500%	3,025,000	3,070,375
Grifols Worldwide Operations Ltd.(g),(h)
Tranche B Term Loan
01/31/2025	3.444%	4,812,937	4,838,013
Mallinckrodt International Finance SA(g),(h)
Tranche B Term Loan
09/24/2024	4.046%	1,984,795	1,992,854
RPI Finance Trust(g),(h)
Tranche B6 Term Loan
03/27/2023	3.296%	13,250,782	13,309,615
Valeant Pharmaceuticals International, Inc.(g),(h)
Tranche BF Term Loan
04/01/2022	5.980%	1,951,326	1,987,464
Total			31,574,616
Property & Casualty 1.5%
Alliant Holdings Intermediate LLC(g),(h)
Term Loan
08/12/2022	4.564%	1,983,904	1,989,359

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Asurion LLC(g),(h)
2nd Lien Term Loan
03/03/2021	8.734%	1,725,000	1,727,156
Tranche B4 Term Loan
08/04/2022	4.484%	1,636,533	1,641,787
Tranche B5 Term Loan
11/03/2023	4.234%	1,624,112	1,636,293
Asurion, LLC(g),(h),(i)
Tranche B2 2nd Lien Term Loan
07/14/2025	0.000%	1,500,000	1,537,035
HUB International Ltd.(g),(h)
Term Loan
10/02/2020	4.422%	4,821,551	4,853,181
USI, Inc.(g),(h)
Term Loan
05/16/2024	4.180%	3,175,000	3,165,094
Total			16,549,905
Refining 0.1%
Seadrill Operating LP(g),(h)
Term Loan
02/21/2021	4.296%	2,155,694	1,473,051
Restaurants 1.2%
Burger King/Tim Hortons(g),(h)
Tranche B3 Term Loan
02/16/2024	3.508%	7,686,914	7,682,764
Yum! Brands, Inc.(g),(h)
Tranche B Term Loan
06/16/2023	3.226%	6,257,804	6,287,966
Total			13,970,730
Retailers 4.7%
Academy Ltd.(g),(h)
Term Loan
07/01/2022	5.242%	2,410,418	1,883,886
Bass Pro Group LLC(g),(h)
Term Loan
12/15/2023	6.296%	4,000,000	3,895,840
Belk, Inc.(g),(h)
1st Lien Term Loan
12/12/2022	6.054%	2,530,398	2,100,230
BJ’s Wholesale Club, Inc.(g),(h)
Tranche B 1st Lien Term Loan
02/03/2024	4.968%	3,366,563	3,291,589
Burlington Coat Factory Warehouse Corp.(g),(h)
Tranche B4 Term Loan
08/13/2021	3.980%	3,158,293	3,172,127
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
David’s Bridal, Inc.(g),(h)
Term Loan
10/11/2019	5.300%	3,531,711	2,578,149
Dollar Tree, Inc.(g)
Tranche B2 Term Loan
07/06/2022	4.250%	1,750,000	1,771,875
General Nutrition Centers, Inc.(g),(h)
Tranche B Term Loan
03/04/2019	3.740%	3,146,032	3,018,869
Harbor Freight Tools USA, Inc.(g),(h)
Term Loan
08/18/2023	4.484%	4,846,200	4,866,118
Hudson’s Bay Co.(g),(h)
Term Loan
09/30/2022	4.546%	1,816,244	1,728,847
J. Crew Group, Inc.(g),(h)
Term Loan
03/05/2021	4.277%	3,500,644	1,871,269
JC Penney Corp., Inc.(g),(h)
Term Loan
06/23/2023	5.450%	4,095,000	4,068,137
Men’s Wearhouse, Inc. (The)(g),(h)
Tranche B Term Loan
06/18/2021	4.770%	885,429	857,759
Michaels Stores, Inc.(g),(h)
Tranche B1 Term Loan
01/30/2023	3.981%	3,590,705	3,591,172
Neiman Marcus Group, Inc. (The)(g),(h)
Term Loan
10/25/2020	4.474%	3,055,318	2,254,152
Party City Holdings, Inc.(g),(h)
Term Loan
08/19/2022	4.319%	2,829,849	2,839,272
PetSmart, Inc.(g),(h)
Tranche B2 Term Loan
03/11/2022	4.230%	4,141,692	3,911,953
Raley’s (g),(h)
Term Loan
05/18/2022	6.484%	2,151,581	2,173,097
Rite Aid Corp.(g),(h)
Tranche 1 2nd Lien Term Loan
08/21/2020	5.990%	1,950,000	1,974,375
Tranche 2 2nd Lien Term Loan
06/21/2021	5.115%	1,900,000	1,907,125
Sports Authority, Inc. (The)(f),(g)
Tranche B Term Loan
11/16/2017	0.000%	1,217,226	50,722
Total			53,806,563

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Supermarkets 0.9%
Albertsons LLC(g),(h)
Tranche B4 Term Loan
08/25/2021	3.984%	248,337	247,562
Tranche B5 Term Loan
12/21/2022	4.293%	2,985,019	2,979,944
Tranche B6 Term Loan
06/22/2023	4.251%	2,157,532	2,154,533
Crossmark Holdings, Inc.(g),(h)
1st Lien Term Loan
12/20/2019	4.796%	2,323,433	1,681,585
SUPERVALU, Inc.(g),(h)
Delayed Draw Term Loan
06/08/2024	4.734%	1,402,734	1,391,863
Term Loan
06/08/2024	4.734%	2,337,891	2,319,772
Total			10,775,259
Technology 11.6%
Applied Systems, Inc.(g),(h)
1st Lien Term Loan
01/25/2021	4.546%	1,804,668	1,819,556
2nd Lien Term Loan
01/24/2022	7.796%	989,077	999,898
Avaya, Inc.(f),(g)
Tranche B6 Term Loan
03/31/2018	0.000%	1,950,483	1,584,767
Tranche B7 Term Loan
05/29/2020	0.000%	962,171	785,276
BMC Software Finance, Inc.(g),(h)
Tranche B1 Term Loan
09/10/2022	5.234%	3,874,837	3,898,745
CDW LLC(g),(h)
Term Loan
08/17/2023	3.300%	2,411,766	2,425,658
Cirque Du Soleil, Inc.(g),(h)
2nd Lien Term Loan
07/10/2023	9.546%	3,000,000	3,007,500
CommScope, Inc.(g),(h)
Tranche 5 Term Loan
12/29/2022	3.296%	1,578,600	1,584,520
Dell International LLC(g),(h)
Tranche B Term Loan
09/07/2023	3.740%	5,958,682	5,992,408
EVERTEC Group LLC(g),(h)
Tranche B Term Loan
04/17/2020	3.725%	1,584,000	1,578,060
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
First Data Corp.(g),(h)
Term Loan
07/08/2022	3.477%	2,931,814	2,939,671
04/26/2024	3.727%	2,448,508	2,461,632
Go Daddy Operating Co. LLC(g),(h)
Term Loan
02/15/2024	3.734%	9,989,264	10,032,318
Greenway Health LLC(g),(h)
Term Loan
02/16/2024	6.050%	2,000,000	2,003,760
Infor US, Inc.(g),(h)
Tranche B6 Term Loan
02/01/2022	4.046%	4,984,694	4,985,591
Informatica Corp.(g),(h)
Term Loan
08/05/2022	4.796%	2,947,433	2,956,659
Information Resources, Inc.(g),(h)
1st Lien Term Loan
01/18/2024	5.477%	1,521,188	1,531,957
2nd Lien Term Loan
01/20/2025	9.477%	1,625,000	1,618,906
IPC Corp.(g),(h)
Tranche B1 1st Lien Term Loan
08/06/2021	5.820%	1,950,100	1,881,847
MA FinanceCo LLC(g),(h)
Tranche B2 Term Loan
11/19/2021	3.811%	2,903,269	2,902,659
Tranche B3 Term Loan
06/21/2024	3.979%	1,150,000	1,150,356
MacDonald, Dettwiler and Associates Ltd.(g),(h),(i)
Tranche B Term Loan
07/05/2024	0.000%	2,150,000	2,149,548
Micron Technology, Inc.(g),(h)
Term Loan
04/26/2022	3.800%	3,960,000	3,994,056
Microsemi Corp.(g),(h)
Tranche B Term Loan
01/15/2023	3.553%	2,085,697	2,092,643
Misys Ltd.(g),(h)
1st Lien Term Loan
06/13/2024	4.736%	3,050,000	3,073,729
Neustar, Inc.(g),(h),(i)
Tranche B2 Term Loan
03/01/2024	0.000%	2,100,000	2,125,368
Oberthur Technologies Holding SAS(g),(h)
Tranche B1 Term Loan
01/10/2024	5.046%	1,446,375	1,442,311

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
ON Semiconductor Corp.(g),(h)
Term Loan
03/31/2023	3.484%	3,914,689	3,928,390
OpenLink International Inc.(g),(h)
Term Loan
07/29/2019	7.811%	880,393	884,795
Quest Software US Holdings, Inc.(g),(h)
1st Lien Term Loan
10/31/2022	7.257%	1,614,259	1,640,152
Rackspace Hosting, Inc.(g),(h)
Tranche B 1st Lien Term Loan
11/03/2023	4.172%	2,543,625	2,558,887
Riverbed Technology, Inc.(g),(h)
Term Loan
04/24/2022	4.490%	3,955,387	3,897,401
Rovi Solutions Corp./Guides, Inc.(g),(h)
Tranche B Term Loan
07/02/2021	3.740%	2,619,000	2,624,133
RP Crown Parent, LLC(g),(h)
Term Loan
10/12/2023	4.734%	1,119,375	1,131,968
Sabre GLBL, Inc.(g),(h)
Term Loan
02/22/2024	3.984%	3,362,676	3,387,896
Science Applications International Corp.(g),(h)
Tranche B Term Loan
05/04/2022	3.688%	1,607,194	1,617,239
SCS Holdings I, Inc.(g),(h)
Tranche B 1st Lien Term Loan
10/30/2022	5.484%	1,597,637	1,608,293
Seattle SpinCo, Inc.(g),(h)
Term Loan
06/21/2024	4.030%	5,500,000	5,501,705
Sensata Technologies BV/Finance Co. LLC(g),(h)
Term Loan
10/14/2021	3.474%	939,399	948,483
SS&C Technologies Holdings, Inc.(g),(h)
Tranche B1 Term Loan
07/08/2022	3.484%	1,717,758	1,727,154
Tranche B2 Term Loan
07/08/2022	3.484%	97,284	97,816
Synchronoss Technologies, Inc.(g),(h)
Term Loan
01/19/2024	5.757%	2,693,250	2,671,381
Syniverse Holdings, Inc.(g),(h)
Term Loan
04/23/2019	4.311%	991,288	954,115
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Tranche B Term Loan
04/23/2019	4.296%	1,892,560	1,816,857
Tempo Acquisition, LLC(g),(h)
Term Loan
05/01/2024	4.227%	3,950,000	3,980,454
Tessera Holdings Corp.(g),(h)
Tranche B Term Loan
12/01/2023	4.484%	2,114,375	2,132,876
TTM Technologies, Inc.(g),(h)
Tranche B Term Loan
05/31/2021	5.484%	1,710,526	1,734,046
Vantiv LLC(g),(h)
Tranche B Term Loan
10/14/2023	3.724%	1,372,833	1,382,279
Verint Systems, Inc.(g),(h)
Term Loan
06/28/2024	3.561%	3,400,000	3,408,500
Veritas US, Inc.(g),(h)
Tranche B Term Loan
01/27/2023	5.796%	1,559,880	1,577,039
Western Digital Corp.(g),(h)
Tranche B2 Term Loan
04/29/2023	3.983%	3,405,686	3,428,402
Zebra Technologies Corp.(g),(h)
Tranche B Term Loan
10/27/2021	3.314%	4,064,329	4,076,766
Total			131,736,426
Wireless 1.5%
Cellular South, Inc.(g),(h)
Tranche B Term Loan
05/17/2024	3.546%	3,000,000	3,000,000
Numericable US LLC(g),(h)
Tranche B11 Term Loan
07/31/2025	4.061%	3,541,125	3,532,272
SBA Senior Finance II LLC(g),(h)
Tranche B1 Term Loan
03/24/2021	3.490%	1,014,132	1,019,588
Tranche B2 Term Loan
06/10/2022	3.490%	3,959,596	3,972,781
Sprint Communications, Inc.(g),(h)
Term Loan
02/02/2024	3.750%	3,192,000	3,202,374
Switch Ltd.(g),(h),(i)
Term Loan
06/26/2024	0.000%	2,275,000	2,289,219
Total			17,016,234

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Wirelines 1.4%
CenturyLink, Inc.(g),(h)
Tranche B Term Loan
01/31/2025	2.750%	1,400,000	1,380,316
Level 3 Financing, Inc.(g),(h)
Tranche B Term Loan
02/22/2024	3.479%	5,050,000	5,069,745
Southwire Co. LLC(g),(h)
Term Loan
02/10/2021	3.726%	1,566,819	1,572,694
Windstream Services LLC(g),(h)
Tranche B6 Term Loan
03/29/2021	5.230%	4,374,592	4,325,378
Tranche B7 Term Loan
02/17/2024	4.480%	1,524,937	1,475,377
Zayo Group LLC(g),(h)
Tranche B2 Term Loan
01/19/2024	3.478%	1,698,036	1,704,217
Total			15,527,727
Total Senior Loans (Cost $1,093,851,856)			1,082,489,436
Warrants —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
Education Media(a),(c)	383	—
Total Consumer Discretionary		—
Total Warrants (Cost $—)		—

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(k),(l)	44,008,750	44,008,750
Total Money Market Funds (Cost $44,007,333)		44,008,750
Total Investments (Cost: $1,173,291,884)		1,171,341,086
Other Assets & Liabilities, Net		(31,554,542)
Net Assets		1,139,786,544

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2017, the value of these securities amounted to $174,694, which represents 0.02% of net assets.
(c)	Negligible market value.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $12,493,482, which represents 1.10% of net assets.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2017, the value of these securities amounted to $3,594,854, which represents 0.32% of net assets.
(g)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(h)	Variable rate security.
(i)	Represents a security purchased on a forward commitment basis.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
July 31, 2017
Notes to Portfolio of Investments  (continued)
(j)	At July 31, 2017, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

Borrower	Unfunded Commitment ($)
DuBois Chemicals, Inc. Delayed Draw 1st Lien Term Loan 03/15/24 1.000%	96,667
ICSH Parent, Inc. Delayed Draw 1st Lien Term Loan 04/29/24 5.000%	187,353
Scientific Games International, Inc. Term Loan 10/19/20 0.000%	1,900,000
Tricorbraun Holdings, Inc. Delayed Draw 1st Lien Term Loan 11/30/23 0.000%	202,273

(k)	The rate shown is the seven-day current annualized yield at July 31, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	46,834,781	419,286,698	(422,112,729)	44,008,750	(1,137)	614,434	44,008,750
Abbreviation Legend
PIK	Payment In Kind
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Floating Rate Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	2,548,671	7,208,893	80,819	—	9,838,383
Energy	3,990,114	606,470	—	—	4,596,584
Financials	—	—	933,589	—	933,589
Information Technology	—	—	0*	—	0*
Materials	8,275,397	—	488,157	—	8,763,554
Telecommunication Services	439,886	—	—	—	439,886
Utilities	1,739,001	1,671,981	238,830	—	3,649,812
Total Common Stocks	16,993,069	9,487,344	1,741,395	—	28,221,808
Corporate Bonds & Notes	—	16,336,804	890	—	16,337,694
Preferred Stocks
Energy	—	283,398	—	—	283,398
Senior Loans	—	1,046,377,502	36,111,934	—	1,082,489,436
Warrants
Consumer Discretionary	—	—	—	—	—
Money Market Funds	—	—	—	44,008,750	44,008,750
Total Investments	16,993,069	1,072,485,048	37,854,219	44,008,750	1,171,341,086

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.
Transfers between Levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) shows transfers between Levels of the fair value hierarchy:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
280,612	—	—	280,612
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 07/31/2016 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 07/31/2017 ($)
Common Stocks	341,673	—	(94,998)	375,854	499,297	(220,449)	840,018	—	1,741,395
Corporate Bonds & Notes	543,600	15	45,371	61,204	—	(649,300)	—	—	890
Senior Loans	71,793,306	14,910	(1,270,386)	2,808,102	16,646,358	(37,220,432)	9,779,001	(26,438,925)	36,111,934
Total	72,678,579	14,925	(1,320,013)	3,245,160	17,145,655	(38,090,181)	10,619,019	(26,438,925)	37,854,219
(a) Change in unrealized appreciation (depreciation) relating to securities held at July 31, 2017 was $1,213,003, which is comprised of Common Stocks of $402,079, Corporate Bonds & Notes of $804 and Senior Loans of $810,120.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain senior loans, corporate bonds and common stocks classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Floating Rate Fund | Annual Report 2017

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$1,129,284,551
Affiliated issuers, at cost	44,007,333
Total investments, at cost	1,173,291,884
Investments, at value
Unaffiliated issuers, at value	1,127,332,336
Affiliated issuers, at value	44,008,750
Total investments, at value	1,171,341,086
Cash	1,948,743
Receivable for:
Investments sold	17,358
Investments sold on a delayed delivery basis	3,065,872
Capital shares sold	5,799,201
Dividends	46,192
Interest	3,227,629
Expense reimbursement due from Investment Manager	1,896
Prepaid expenses	6,914
Total assets	1,185,454,891
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	39,823,762
Capital shares purchased	2,175,564
Distributions to shareholders	3,317,579
Management services fees	59,436
Distribution and/or service fees	15,934
Transfer agent fees	94,701
Compensation of board members	59,270
Other expenses	122,101
Total liabilities	45,668,347
Net assets applicable to outstanding capital stock	$1,139,786,544
Represented by
Paid in capital	1,196,396,823
Excess of distributions over net investment income	(1,292,561)
Accumulated net realized loss	(53,366,920)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(1,952,215)
Investments - affiliated issuers	1,417
Total - representing net assets applicable to outstanding capital stock	$1,139,786,544
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	25

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$366,211,077
Shares outstanding	40,416,006
Net asset value per share	$9.06
Maximum offering price per share(a)	$9.34
Class B
Net assets	$10,000
Shares outstanding	1,103
Net asset value per share	$9.07
Class C
Net assets	$99,232,632
Shares outstanding	10,950,302
Net asset value per share	$9.06
Class K
Net assets	$17,097
Shares outstanding	1,883
Net asset value per share	$9.08
Class R
Net assets	$6,526,415
Shares outstanding	719,695
Net asset value per share	$9.07
Class R4
Net assets	$17,867,752
Shares outstanding	1,975,426
Net asset value per share	$9.05
Class R5
Net assets	$20,484,972
Shares outstanding	2,252,455
Net asset value per share	$9.09
Class T(b)
Net assets	$2,459
Shares outstanding	271
Net asset value per share(c)	$9.08
Maximum offering price per share(d)	$9.31
Class Y
Net assets	$123,549,773
Shares outstanding	13,638,919
Net asset value per share	$9.06
Class Z
Net assets	$505,884,367
Shares outstanding	55,906,027
Net asset value per share	$9.05

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Floating Rate Fund | Annual Report 2017

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,457,709
Dividends — affiliated issuers	614,434
Interest	45,545,214
Foreign taxes withheld	(59)
Total income	47,617,298
Expenses:
Management services fees	6,604,375
Distribution and/or service fees
Class A	1,108,274
Class B	7,982
Class C	988,724
Class R	34,862
Class T(a)	6
Transfer agent fees
Class A	487,690
Class B	886
Class C	108,721
Class I(b)	2,668
Class K	9
Class R	7,676
Class R4	19,780
Class R5	10,681
Class T(a)	4
Class Y	4,708
Class Z	362,062
Plan administration fees
Class K	42
Compensation of board members	30,955
Custodian fees	150,777
Printing and postage fees	82,476
Registration fees	181,874
Audit fees	39,405
Legal fees	15,242
Compensation of chief compliance officer	181
Other	30,851
Total expenses	10,280,911
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(186,133)
Total net expenses	10,094,778
Net investment income	37,522,520
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(9,738,822)
Investments — affiliated issuers	(1,137)
Net realized loss	(9,739,959)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	28,236,500
Investments — affiliated issuers	1,417
Net change in unrealized appreciation (depreciation)	28,237,917
Net realized and unrealized gain	18,497,958
Net increase in net assets resulting from operations	$56,020,478

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	27

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$37,522,520	$33,708,588
Net realized loss	(9,739,959)	(5,888,962)
Net change in unrealized appreciation (depreciation)	28,237,917	(13,570,238)
Net increase in net assets resulting from operations	56,020,478	14,249,388
Distributions to shareholders
Net investment income
Class A	(16,343,961)	(19,652,799)
Class B	(23,560)	(53,930)
Class C	(2,901,173)	(3,128,028)
Class I(a)	(2,803,146)	(4,942,338)
Class K	(625)	(643)
Class R	(239,176)	(211,539)
Class R4	(705,476)	(640,272)
Class R5	(721,347)	(1,250,542)
Class T(b)	(89)	(95)
Class Y	(1,805,459)	(422)
Class Z	(12,998,649)	(4,273,212)
Total distributions to shareholders	(38,542,661)	(34,153,820)
Increase (decrease) in net assets from capital stock activity	312,899,442	(131,971,291)
Total increase (decrease) in net assets	330,377,259	(151,875,723)
Net assets at beginning of year	809,409,285	961,285,008
Net assets at end of year	$1,139,786,544	$809,409,285
Excess of distributions over net investment income	$(1,292,561)	$(327,833)

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Floating Rate Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	16,274,903	146,795,012	9,173,980	80,281,242
Distributions reinvested	1,747,592	15,771,438	2,159,401	18,839,614
Redemptions	(28,785,036)	(260,555,045)	(21,811,494)	(190,259,277)
Net decrease	(10,762,541)	(97,988,595)	(10,478,113)	(91,138,421)
Class B(a)
Subscriptions	5,574	49,933	2,711	23,959
Distributions reinvested	2,491	22,471	6,090	53,185
Redemptions (b)	(127,732)	(1,154,352)	(169,474)	(1,477,097)
Net decrease	(119,667)	(1,081,948)	(160,673)	(1,399,953)
Class C
Subscriptions	3,121,427	28,176,102	1,802,877	15,789,544
Distributions reinvested	292,788	2,643,316	321,030	2,800,624
Redemptions	(2,782,462)	(25,116,861)	(2,973,308)	(25,881,314)
Net increase (decrease)	631,753	5,702,557	(849,401)	(7,291,146)
Class I(c)
Subscriptions	1,396,438	12,512,624	20,114	175,590
Distributions reinvested	279,786	2,520,714	566,858	4,942,232
Redemptions	(12,798,684)	(115,642,280)	(4,256,405)	(36,334,096)
Net decrease	(11,122,460)	(100,608,942)	(3,669,433)	(31,216,274)
Class K
Distributions reinvested	59	535	62	547
Net increase	59	535	62	547
Class R
Subscriptions	320,016	2,892,009	556,331	4,871,411
Distributions reinvested	7,584	68,476	10,327	90,261
Redemptions	(363,796)	(3,285,501)	(256,512)	(2,237,713)
Net increase (decrease)	(36,196)	(325,016)	310,146	2,723,959
Class R4
Subscriptions	1,282,009	11,547,081	1,389,620	12,213,828
Distributions reinvested	78,345	705,453	73,526	639,919
Redemptions	(1,489,901)	(13,390,059)	(602,643)	(5,257,718)
Net increase (decrease)	(129,547)	(1,137,525)	860,503	7,596,029
Class R5
Subscriptions	1,301,421	11,789,552	1,387,711	12,221,015
Distributions reinvested	79,606	721,299	141,837	1,243,517
Redemptions	(776,515)	(7,037,675)	(4,983,534)	(43,118,805)
Net increase (decrease)	604,512	5,473,176	(3,453,986)	(29,654,273)
Class Y(c)
Subscriptions	13,464,323	121,730,410	—	—
Distributions reinvested	199,579	1,805,059	—	—
Redemptions	(26,079)	(231,209)	—	—
Net increase	13,637,823	123,304,260	—	—
Class Z
Subscriptions	54,883,489	495,105,246	8,512,349	74,307,400
Distributions reinvested	927,325	8,369,630	349,087	3,043,446
Redemptions	(13,732,722)	(123,913,936)	(6,778,727)	(58,942,605)
Net increase	42,078,092	379,560,940	2,082,709	18,408,241
Total net increase (decrease)	34,781,828	312,899,442	(15,358,186)	(131,971,291)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Floating Rate Fund | Annual Report 2017	29

Statement of Changes in Net Assets   (continued)
(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Floating Rate Fund | Annual Report 2017

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Columbia Floating Rate Fund | Annual Report 2017	31

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class A
7/31/2017	$8.89	0.33	0.17	0.50	(0.33)
7/31/2016	$9.03	0.35	(0.14)	0.21	(0.35)
7/31/2015	$9.24	0.35	(0.21)	0.14	(0.35)
7/31/2014	$9.20	0.33	0.04	0.37	(0.33)
7/31/2013	$8.90	0.36	0.31	0.67	(0.37)
Class B
7/31/2017	$8.90	0.26	0.18	0.44	(0.27)
7/31/2016	$9.04	0.28	(0.13)	0.15	(0.29)
7/31/2015	$9.25	0.28	(0.21)	0.07	(0.28)
7/31/2014	$9.20	0.26	0.05	0.31	(0.26)
7/31/2013	$8.91	0.29	0.30	0.59	(0.30)
Class C
7/31/2017	$8.89	0.26	0.18	0.44	(0.27)
7/31/2016	$9.03	0.29	(0.14)	0.15	(0.29)
7/31/2015	$9.24	0.28	(0.21)	0.07	(0.28)
7/31/2014	$9.20	0.26	0.04	0.30	(0.26)
7/31/2013	$8.91	0.29	0.30	0.59	(0.30)
Class K
7/31/2017	$8.90	0.33	0.19	0.52	(0.34)
7/31/2016	$9.05	0.36	(0.15)	0.21	(0.36)
7/31/2015	$9.26	0.36	(0.21)	0.15	(0.36)
7/31/2014	$9.21	0.34	0.05	0.39	(0.34)
7/31/2013	$8.92	0.37	0.29	0.66	(0.37)
Class R
7/31/2017	$8.90	0.30	0.18	0.48	(0.31)
7/31/2016	$9.04	0.33	(0.14)	0.19	(0.33)
7/31/2015	$9.25	0.33	(0.21)	0.12	(0.33)
7/31/2014	$9.21	0.31	0.04	0.35	(0.31)
7/31/2013	$8.91	0.33	0.31	0.64	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Floating Rate Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	$9.06	5.74%	1.05%	1.03%	3.58%	76%	$366,211
(0.35)	$8.89	2.53%	1.08%	1.04% (c)	4.03%	25%	$454,902
(0.35)	$9.03	1.58%	1.07%	1.05% (c)	3.87%	36%	$556,853
(0.33)	$9.24	4.10%	1.07%	1.06% (c)	3.62%	57%	$697,138
(0.37)	$9.20	7.60%	1.11%	1.09%	3.92%	85%	$565,254

(0.27)	$9.07	4.95%	1.80%	1.78%	2.85%	76%	$10
(0.29)	$8.90	1.76%	1.83%	1.79% (c)	3.25%	25%	$1,074
(0.28)	$9.04	0.82%	1.82%	1.80% (c)	3.11%	36%	$2,543
(0.26)	$9.25	3.43%	1.82%	1.81% (c)	2.86%	57%	$6,774
(0.30)	$9.20	6.68%	1.86%	1.84%	3.19%	85%	$8,668

(0.27)	$9.06	4.96%	1.80%	1.78%	2.83%	76%	$99,233
(0.29)	$8.89	1.76%	1.84%	1.79% (c)	3.28%	25%	$91,734
(0.28)	$9.03	0.83%	1.82%	1.80% (c)	3.12%	36%	$100,881
(0.26)	$9.24	3.32%	1.82%	1.81% (c)	2.87%	57%	$127,321
(0.30)	$9.20	6.68%	1.85%	1.84%	3.14%	85%	$96,164

(0.34)	$9.08	5.90%	0.99%	0.99%	3.62%	76%	$17
(0.36)	$8.90	2.47%	1.01%	0.99%	4.09%	25%	$16
(0.36)	$9.05	1.65%	0.99%	0.99%	3.92%	36%	$16
(0.34)	$9.26	4.28%	0.98%	0.98%	3.66%	57%	$27
(0.37)	$9.21	7.55%	1.01%	1.01%	4.04%	85%	$78

(0.31)	$9.07	5.48%	1.30%	1.28%	3.33%	76%	$6,526
(0.33)	$8.90	2.27%	1.34%	1.29% (c)	3.80%	25%	$6,725
(0.33)	$9.04	1.33%	1.33%	1.30% (c)	3.64%	36%	$4,030
(0.31)	$9.25	3.84%	1.33%	1.31% (c)	3.40%	57%	$2,429
(0.34)	$9.21	7.33%	1.36%	1.34%	3.64%	85%	$891
Columbia Floating Rate Fund | Annual Report 2017	33

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income
Class R4
7/31/2017	$8.87	0.35	0.19	0.54	(0.36)
7/31/2016	$9.02	0.37	(0.14)	0.23	(0.38)
7/31/2015	$9.22	0.37	(0.20)	0.17	(0.37)
7/31/2014	$9.18	0.36	0.03	0.39	(0.35)
7/31/2013 (d)	$9.11	0.14	0.08	0.22	(0.15)
Class R5
7/31/2017	$8.92	0.35	0.18	0.53	(0.36)
7/31/2016	$9.06	0.38	(0.14)	0.24	(0.38)
7/31/2015	$9.27	0.38	(0.21)	0.17	(0.38)
7/31/2014	$9.23	0.36	0.04	0.40	(0.36)
7/31/2013	$8.93	0.35	0.35	0.70	(0.40)
Class T(f)
7/31/2017	$8.90	0.32	0.19	0.51	(0.33)
7/31/2016	$9.04	0.35	(0.14)	0.21	(0.35)
7/31/2015	$9.24	0.36	(0.21)	0.15	(0.35)
7/31/2014	$9.20	0.34	0.03	0.37	(0.33)
7/31/2013	$8.91	0.36	0.30	0.66	(0.37)
Class Y
7/31/2017	$8.89	0.35	0.18	0.53	(0.36)
7/31/2016	$9.03	0.38	(0.13)	0.25	(0.39)
7/31/2015 (g)	$9.12	0.06	(0.09)	(0.03)	(0.06)
Class Z
7/31/2017	$8.88	0.34	0.19	0.53	(0.36)
7/31/2016	$9.02	0.37	(0.13)	0.24	(0.38)
7/31/2015	$9.23	0.37	(0.21)	0.16	(0.37)
7/31/2014	$9.18	0.36	0.04	0.40	(0.35)
7/31/2013	$8.89	0.38	0.30	0.68	(0.39)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(g)	Class Y shares commenced operations on June 1, 2015. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Floating Rate Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.36)	$9.05	6.13%	0.80%	0.78%	3.84%	76%	$17,868
(0.38)	$8.87	2.66%	0.84%	0.79% (c)	4.30%	25%	$18,675
(0.37)	$9.02	1.94%	0.82%	0.80% (c)	4.12%	36%	$11,219
(0.35)	$9.22	4.36%	0.82%	0.81% (c)	3.89%	57%	$9,759
(0.15)	$9.18	2.43%	0.85% (e)	0.84% (e)	3.91% (e)	85%	$103

(0.36)	$9.09	6.04%	0.75%	0.74%	3.86%	76%	$20,485
(0.38)	$8.92	2.84%	0.75%	0.74%	4.27%	25%	$14,702
(0.38)	$9.06	1.91%	0.74%	0.74%	4.19%	36%	$46,248
(0.36)	$9.27	4.43%	0.74%	0.74%	3.93%	57%	$45,445
(0.40)	$9.23	7.93%	0.76%	0.76%	3.95%	85%	$61,580

(0.33)	$9.08	5.80%	1.05%	1.03%	3.53%	76%	$2
(0.35)	$8.90	2.48%	1.08%	1.04% (c)	4.00%	25%	$2
(0.35)	$9.04	1.65%	1.02%	1.02% (c)	3.93%	36%	$2
(0.33)	$9.24	4.10%	1.05%	1.05% (c)	3.63%	57%	$3
(0.37)	$9.20	7.49%	1.10%	1.09%	3.95%	85%	$5

(0.36)	$9.06	6.11%	0.70%	0.70%	3.82%	76%	$123,550
(0.39)	$8.89	2.88%	0.70%	0.68%	4.39%	25%	$10
(0.06)	$9.03	(0.28%)	0.70% (e)	0.70% (e)	4.13% (e)	36%	$10

(0.36)	$9.05	6.01%	0.80%	0.78%	3.82%	76%	$505,884
(0.38)	$8.88	2.78%	0.84%	0.79% (c)	4.28%	25%	$122,746
(0.37)	$9.02	1.83%	0.82%	0.80% (c)	4.12%	36%	$105,935
(0.35)	$9.23	4.47%	0.82%	0.81% (c)	3.87%	57%	$147,944
(0.39)	$9.18	7.75%	0.86%	0.84%	4.16%	85%	$100,795
Columbia Floating Rate Fund | Annual Report 2017	35

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Floating Rate Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
36	Columbia Floating Rate Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
Columbia Floating Rate Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
July 31, 2017
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
38	Columbia Floating Rate Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind is recorded as income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Floating Rate Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.64% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $2,919.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
40	Columbia Floating Rate Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Class B	0.11
Class C	0.11
Class I	0.003 (a),(b)
Class K	0.052
Class R	0.11
Class R4	0.11
Class R5	0.059
Class T	0.11
Class Y	0.010
Class Z	0.11

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
Columbia Floating Rate Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
July 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, no minimum account balance fees were charged by the Fund.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,131,000 and $784,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	360,599
Class B	241
Class C	9,542
42	Columbia Floating Rate Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	1.03%	1.03%
Class B	1.78	1.78
Class C	1.78	1.78
Class K	1.00	0.98
Class R	1.28	1.28
Class R4	0.78	0.78
Class R5	0.75	0.73
Class T	1.03	1.03
Class Y	0.70	0.68
Class Z	0.78	0.78
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
55,413	28,537,963	(28,593,376)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Floating Rate Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
38,542,661	—	38,542,661	34,153,820	—	34,153,820
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,442,643	—	(53,365,932)	(1,951,786)
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,173,292,872	22,231,957	(24,183,743)	(1,951,786)
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
35,398,330	—	—	17,967,602	53,365,932	—	28,593,376	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,099,966,171 and $755,058,422, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
44	Columbia Floating Rate Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Floating rate loan risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such loans. Loans or other assets may trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which may have a negative impact on the Fund’s performance. Price volatility may be higher for illiquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Price volatility, liquidity of the market and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively
Columbia Floating Rate Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
July 31, 2017
affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, one unaffiliated shareholder of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 48.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Columbia Floating Rate Fund (the “Fund”) is one of several defendants to an adversary bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the “Lawsuit”), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the “Bankruptcy Court”). The Fund and several other defendants (together the “Senior Transeastern Defendants”) were lenders to parties involved in a joint venture with TOUSA, Inc. (“TOUSA”) on a $450 million Credit Agreement dated as of August 1, 2005 (the “Credit Agreement”). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the “Transeastern Litigation”). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (“Committee”) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the “District Court”). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. On May 15, 2012, the Eleventh Circuit reversed the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit was filed and denied. As next steps, several appellate issues
46	Columbia Floating Rate Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
related to the appropriateness of the remedies initially ordered by the Bankruptcy Court remain to be resolved. On appeal to the District Court, on March 8, 2017, the District Court entered an order affirming the Bankruptcy Court’s remedial scheme. The Senior Transeastern Defendants have further appealed to the Eleventh Circuit Court of Appeals. Briefing on the appeal is complete, and a mediation has been scheduled for October 17, 2017.
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Floating Rate Fund | Annual Report 2017	47

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Floating Rate Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Floating Rate Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
48	Columbia Floating Rate Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction
2.95%	2.11%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Floating Rate Fund | Annual Report 2017	49

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
50	Columbia Floating Rate Fund | Annual Report 2017

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Floating Rate Fund | Annual Report 2017	51

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
52	Columbia Floating Rate Fund | Annual Report 2017

Trustees and Officers  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.
Columbia Floating Rate Fund | Annual Report 2017	53

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
54	Columbia Floating Rate Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Floating Rate Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Columbia Floating Rate Fund | Annual Report 2017	55

Approval of Management Agreement  (continued)
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
56	Columbia Floating Rate Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Floating Rate Fund | Annual Report 2017	57

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
58	Columbia Floating Rate Fund | Annual Report 2017

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Columbia Floating Rate Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN149_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Global Opportunities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Opportunities Fund   |  Annual Report 2017

Columbia Global Opportunities Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Global Opportunities Fund (the Fund) seeks to provide shareholders maximum total return through a combination of growth of capital and current income.
Portfolio management
Jeffrey Knight, CFA
Lead manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-manager
Managed Fund since 2010
Joshua Kutin, CFA
Co-manager
Managed Fund since January 2017
Dan Boncarosky, CFA
Co-manager
Managed Fund since January 2017
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	01/23/85	10.43	6.93	3.54
	Including sales charges		4.06	5.68	2.93
Class B	Excluding sales charges	03/20/95	9.53	6.11	2.75
	Including sales charges		4.53	5.80	2.75
Class C	Excluding sales charges	06/26/00	9.59	6.14	2.77
	Including sales charges		8.59	6.14	2.77
Class K		03/20/95	10.39	7.03	3.67
Class R		12/11/06	10.08	6.61	3.28
Class R4*		11/08/12	10.63	7.13	3.64
Class R5*		11/08/12	10.77	7.28	3.71
Class T*	Excluding sales charges	06/25/14	10.30	6.87	3.51
	Including sales charges		7.53	6.34	3.25
Class Y*		03/01/17	10.58	6.96	3.56
Class Z*		09/27/10	10.66	7.19	3.73
Blended Benchmark			7.60	6.00	N/A**
MSCI ACWI All Cap Index (Net)			17.13	11.10	N/A**
Bloomberg Barclays Global Aggregate Index			-1.28	0.88	3.66
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
**	Ten-year returns are not available because the inception date of the MSCI ACWI All Cap Index (Net) and the Blended Benchmark that includes the MSCI ACWI All Cap Index (Net) is November 30, 2007.
The Fund’s performance prior to December 14, 2012 reflects returns achieved pursuant to different principal investment strategies.
The Blended Benchmark consists of 50% MSCI ACWI All Cap Index (Net) and 50% Bloomberg Barclays Global Aggregate Index.
The MSCI ACWI All Cap Index (Net) captures large-, mid-, small- and micro-cap representation across 24 developed markets countries and large-, mid- and small-cap representation across 21 emerging markets countries.
The Bloomberg Barclays Global Aggregate Index is a broad-based benchmark that measures the global investment-grade fixed-rate debt markets.
2	Columbia Global Opportunities Fund | Annual Report 2017

Fund at a Glance   (continued)
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI ACWI All Cap Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The first available value for the MSCI ACWI All Cap Index (Net) and Blended Benchmark is 12/01/07, which is after commencement of Fund operations. A $10,000 investment in the Fund since 07/31/07 was equal to $9,627 on 12/01/07. For comparison with the MSCI ACWI All Cap Index (Net) and Blended Benchmark, the chart shows each of these indexes, as of 12/01/07, with a starting account value of $10,215, which represents the account value of the Fund’s Class A shares on 12/01/07 excluding the sales charge paid on such Class A shares, which is not applicable to an index.
Top 10 holdings (%) (at July 31, 2017)
Columbia Commodity Strategy Fund, Class Y Shares (United States)	3.9
Italy Buoni Poliennali Del Tesoro 09/01/2044 4.750% (Italy)	2.5
Columbia Diversified Absolute Return Fund, Class Y Shares (United States)	2.2
Government National Mortgage Association 08/21/2047 3.500% (United States)	2.1
Columbia Mortgage Opportunities Fund, Class Y Shares (United States)	2.1
Federal National Mortgage Association 08/14/2047 3.000% (United States)	1.6
Apple, Inc. (United States)	1.5
Japan Government 20-Year Bond 12/20/2027 2.100% (Japan)	1.2
Japan Government 30-Year Bond 03/20/2047 0.800% (Japan)	1.2
Microsoft Corp. (United States)	1.2
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at July 31, 2017)
Consumer Discretionary	13.5
Consumer Staples	7.8
Energy	6.8
Financials	19.8
Health Care	10.9
Industrials	8.8
Information Technology	19.9
Materials	5.3
Real Estate	2.6
Telecommunication Services	2.9
Utilities	1.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Global Opportunities Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Country breakdown (%) (at July 31, 2017)
Argentina	0.2
Australia	1.1
Brazil	0.3
Canada	1.3
Cayman Islands	0.0 (a)
China	2.2
Denmark	0.5
Finland	0.4
France	2.7
Germany	0.9
Hong Kong	0.2
India	0.7
Indonesia	0.4
Ireland	0.5
Israel	0.6
Italy	2.0
Japan	7.3
Malaysia	0.0 (a)
Malta	0.0 (a)
Marshall Islands	0.0 (a)
Mexico	0.4
Netherlands	0.8
Norway	0.5
Panama	0.0 (a)
Peru	0.1
Philippines	0.1
Poland	0.2
Portugal	0.0
Puerto Rico	0.0 (a)
Russian Federation	0.7
Singapore	0.9
South Africa	0.4
South Korea	1.5
Spain	1.6
Sweden	0.7
Switzerland	1.1
Taiwan	0.6
Thailand	0.5
United Kingdom	4.0
United States(b)	64.6
Total	100.0

(a)	Rounds to zero.
(b)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At July 31, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	106.6	(26.3)	80.3
Equity Derivative Contracts	4.8	(23.8)	(19.0)
Foreign Currency Derivative Contracts	46.5	(7.8)	38.7
Total Notional Market Value of Derivative Contracts	157.9	(57.9)	100.0
(a) The Fund has market exposure (long and/or short) to fixed income and equity asset classes through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

4	Columbia Global Opportunities Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares returned 10.43% excluding sales charges. During the same time period, the Fund’s Blended Benchmark returned 7.60%, the MSCI ACWI All Cap Index (Net) returned 17.13%, and the Bloomberg Barclays Global Aggregate Index returned -1.28%. Approximately two-thirds of the Fund’s outperformance of the Blended Benchmark was the result of strong returns from managers of both fixed-income and equity positions. We raised the Fund’s equity allocation over the course of the period, which also aided returns in a rising global equity market.
Financial markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance early in the 12-month period, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest in November 2016 eliminated one key element of uncertainty, and a pickup in global economic growth helped financial markets move solidly higher through the end of the period.
Eurozone growth improved as industrial production increased across most eurozone economies, narrowing the gap between buoyant sentiment surveys and actual data. Although headline inflation has fallen sharply from its peak, primarily the result of sagging energy prices, measures of inflation trended higher. Against this backdrop, the European Central Bank (ECB) began to sound less dovish and increasingly confident, announcing plans to taper asset purchases towards the end of 2017. Growth was also relatively strong in China, but we believe it has the potential to trend lower as China’s monetary authorities focus on preserving financial stability. China’s ability to tighten conditions without disruption remains a risk.
In three moves during the 12-month period, the Federal Reserve (the Fed) raised the target range of its benchmark short-term interest rate to between 1.00% and 1.25%. The Fed signaled that it was prepared to raise rates more aggressively on the heels of strong job gains and progress towards its 2.0% inflation target, creating expectations that its June 2017 rate hike may not be the last during the calendar year. Despite Fed rate hikes and plans to begin reducing its balance sheet, the U.S. dollar ended the 12-month period weaker than it was at the start.
Against this backdrop, world equity markets moved solidly higher during the period. The S&P 500 Index gained 16.04%, with dividends reinvested. Small-caps outperformed large- and mid-cap stocks. The MSCI ACWI ex USA Index Net (USD), a broad measure of equity performance in developed markets outside the United States, returned 19.01%. The MSCI Emerging Markets Index (Net) gained 24.84%. Equities outperformed fixed income as yields generally moved higher. (Yields and bond prices move in opposite directions.) Yet, the BofA/Merrill Lynch BB-B US Cash Pay High Yield Constrained Index, a broad measure of domestic high-yield bond performance, gained 9.64% for the period and many other fixed-income sectors eked out modest, but positive, returns.
Contributors and detractors
Managers of the Fund’s underlying equity and fixed-income positions distinguished themselves with returns that were either above or in line with their respective benchmarks. The Fund’s underweight in U.S. equities, overweight in developed foreign equity markets and exposure to emerging market stocks all made solid contributions to Fund gains and relative results. An overall underweight in fixed income, which comprised an underweight in sovereign bonds and an overweight in credit, combined with strong results from underlying managers to aid relative performance. The Fund’s positions in U.S. high yield and in global bonds benefited returns. Currency hedging added to performance for the period. The Fund employs currency hedges in an effort to mitigate the impact of currency fluctuations on its holdings.
A small position in commodities, which experienced price declines, was the single biggest disappointment for the Fund relative to its Blended Benchmark. Exposure to emerging market bonds and alternative strategies, which are relatively uncorrelated to traditional equity and fixed-income market returns, modestly detracted from Fund results.
Portfolio changes and positioning
During the period, we raised the Fund’s exposure to equities and reduced exposure to fixed income, both to good effect. The Fund was underweight in U.S. equities and overweight in developed and emerging international stock markets, which were more attractively valued after an eight-year run-up in U.S. stock prices. At the end of the period the Fund was neutrally
Columbia Global Opportunities Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
positioned relative to its benchmark in European equities and modestly overweight in Japanese equities. In Japan, there has been steady improvement in growth, but inflation has remained elusive and the Bank of Japan continued to maintain supportive monetary policies.
As the yield spread compressed in most sectors, most fixed-income positions generated positive returns for the Fund. With the view that there is little room for additional compression, we lowered the Fund’s exposure to fixed income during the period and ended with a neutral allocation relative to the Blended Benchmark. A neutral allocation to U.S. Treasuries serves as a hedge against the potential sell off in riskier assets. A neutral allocation to investment-grade and high-yield bonds reflects our assessment that fundamentals are deteriorating at the margin, making both less appealing and more vulnerable to shocks. The yield spread between U.S. Treasuries and investment-grade and high-yield bonds dropped to post-financial crisis troughs, which leaves little room for additional compression. During the period, we decreased the Fund’s exposure to commodities somewhat, as we believed they had lost momentum. We retained an allocation to alternative strategies, which we believed offered the benefit of diversification.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Global Opportunities Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,099.00	1,019.24	5.83	5.61	1.12
Class B	1,000.00	1,000.00	1,094.40	1,015.52	9.71	9.35	1.87
Class C	1,000.00	1,000.00	1,094.90	1,015.52	9.71	9.35	1.87
Class K	1,000.00	1,000.00	1,098.60	1,019.49	5.57	5.36	1.07
Class R	1,000.00	1,000.00	1,097.20	1,017.95	7.18	6.90	1.38
Class R4	1,000.00	1,000.00	1,100.20	1,020.48	4.53	4.36	0.87
Class R5	1,000.00	1,000.00	1,100.80	1,020.53	4.48	4.31	0.86
Class T (formerly Class W)	1,000.00	1,000.00	1,098.60	1,019.24	5.83	5.61	1.12
Class Y	1,000.00	1,000.00	1,077.60 (a)	1,020.78	3.48 (a)	4.06	0.81 (a)
Class Z	1,000.00	1,000.00	1,100.40	1,020.43	4.58	4.41	0.88
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Columbia Global Opportunities Fund | Annual Report 2017	7

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Strategies Funds 4.8%
	Shares	Value ($)
United States 4.8%
Columbia Commodity Strategy Fund, Class Y Shares(a),(b)	3,441,586	18,928,721
Columbia Diversified Absolute Return Fund, Class Y Shares(a),(b)	1,128,306	10,843,025
Total		29,771,746
Total Alternative Strategies Funds (Cost $30,050,605)		29,771,746

Asset-Backed Securities — Non-Agency 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.0%
Carlyle Global Market Strategies CLO(c),(d)
Series 2013-1A Class B
02/14/2025	4.282%	100,000	100,000
Total Asset-Backed Securities — Non-Agency (Cost $99,274)			100,000

Common Stocks 56.3%
Issuer	Shares	Value ($)
Argentina 0.2%
Banco Macro SA, ADR	11,680	1,013,941
MercadoLibre, Inc.	992	286,112
Total		1,300,053
Australia 0.6%
Fortescue Metals Group Ltd.	298,591	1,372,388
Macquarie Group Ltd.	15,320	1,051,771
National Australia Bank Ltd.	55,466	1,329,675
Total		3,753,834
Brazil 0.3%
B3 SA - Brasil Bolsa Balcao	39,200	257,826
BB Seguridade Participacoes SA	23,900	210,079
Fleury SA	48,000	455,625
Itaú Unibanco Holding SA, ADR	63,385	754,915
Petroleo Brasileiro SA, ADR(b)	52,933	466,340
Total		2,144,785
Canada 0.9%
Cott Corp.	116,753	1,812,048
First Quantum Minerals Ltd.	19,421	214,655
Parex Resources(b)	22,546	277,406
Suncor Energy, Inc.	61,882	2,018,591
Common Stocks (continued)
Issuer	Shares	Value ($)
Ultra Petroleum Corp.(b)	12,200	125,538
Yamana Gold, Inc.	317,836	826,373
Total		5,274,611
Cayman Islands 0.0%
Wuxi Biologics Cayman, Inc.(b)	40,500	181,479
China 2.3%
58.Com, Inc., ADR(b)	21,045	1,074,347
AAC Technologies Holdings, Inc.	16,000	214,939
Alibaba Group Holding Ltd., ADR(b)	18,669	2,892,761
Baidu, Inc., ADR(b)	2,755	623,594
China Merchants Bank Co., Ltd., Class H	134,000	439,994
China Petroleum & Chemical Corp., Class H	308,000	233,485
CSPC Pharmaceutical Group Ltd.	156,000	243,099
Ctrip.com International Ltd., ADR(b)	8,815	526,520
Industrial & Commercial Bank of China Ltd., Class H	1,029,000	719,021
NetEase, Inc., ADR	1,823	567,463
Nexteer Automotive Group Ltd.	175,000	301,502
Ping An Insurance Group Co. of China Ltd., Class H	123,000	910,460
Tencent Holdings Ltd.	87,300	3,484,491
WH Group Ltd.	1,653,000	1,549,923
Wuliangye Yibin Co., Ltd.	75,100	622,327
Total		14,403,926
Denmark 0.5%
Novo Nordisk A/S, Class B	45,622	1,946,955
Royal UNIBREW A/S	27,081	1,349,254
Total		3,296,209
Finland 0.4%
UPM-Kymmene OYJ	88,601	2,413,425
France 2.1%
Aperam SA	25,249	1,227,424
AXA SA	102,252	3,021,307
BNP Paribas SA	31,408	2,437,945
Casino Guichard Perrachon SA	23,636	1,442,105
CNP Assurances	30,741	742,381
Sanofi	24,569	2,347,724
VINCI SA	19,023	1,705,622
Total		12,924,508

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 0.9%
Allianz SE, Registered Shares	11,903	2,536,340
BASF SE	6,371	607,809
Continental AG	6,948	1,566,871
Duerr AG	6,401	780,483
Total		5,491,503
Hong Kong 0.3%
AIA Group Ltd.	106,200	835,317
Techtronic Industries Co., Ltd.	164,500	730,922
Total		1,566,239
India 0.8%
Bajaj Finance Ltd.	7,824	207,584
Bharat Petroleum Corp., Ltd.	89,009	653,626
Ceat Ltd.	15,536	454,378
Eicher Motors Ltd.	1,168	547,352
HDFC Bank Ltd., ADR	5,028	486,610
Indraprastha Gas Ltd.	20,906	384,065
Natco Pharma Ltd.	18,298	277,498
Tejas Networks Ltd.(b)	102,691	539,057
UPL Ltd.	88,013	1,202,201
Total		4,752,371
Indonesia 0.4%
PT Ace Hardware Indonesia Tbk	4,033,900	336,057
PT Astra International Tbk	470,100	281,283
PT Bank Central Asia Tbk	345,000	484,396
PT Bank Rakyat Indonesia Persero Tbk	674,200	746,995
PT Pakuwon Jati Tbk	6,725,200	358,236
PT Telekomunikasi Indonesia Persero Tbk	729,300	256,326
Total		2,463,293
Ireland 0.5%
Amarin Corp. PLC, ADR(b)	37,937	134,297
Ingersoll-Rand PLC	20,572	1,807,867
Smurfit Kappa Group PLC	48,767	1,450,188
Total		3,392,352
Common Stocks (continued)
Issuer	Shares	Value ($)
Israel 0.6%
Bank Hapoalim BM	298,090	2,064,972
Bezeq Israeli Telecommunication Corp., Ltd. (The)	1,146,079	1,700,815
Caesarstone Ltd.(b)	3,300	115,830
Total		3,881,617
Italy 0.1%
Esprinet SpA	97,003	749,280
Japan 5.4%
CYBERDYNE, Inc.(b)	18,100	246,285
Daito Trust Construction Co., Ltd.	2,600	439,461
Dexerials Corp.	58,700	709,397
Elecom Co., Ltd.	40,000	863,175
Hitachi Capital Corp.	46,100	1,096,700
Hoya Corp.	22,500	1,268,707
Invincible Investment Corp.	1,461	654,381
ITOCHU Corp.	135,600	2,126,414
Keyence Corp.	1,400	646,680
Koito Manufacturing Co., Ltd.	13,500	788,618
Matsumotokiyoshi Holdings Co., Ltd.	33,300	2,053,469
Miraca Holdings, Inc.	34,000	1,551,501
Mitsubishi UFJ Financial Group, Inc.	114,400	725,767
Mitsui Chemicals, Inc.	374,000	2,124,739
Nihon M&A Center, Inc.	33,900	1,361,150
Nippon Telegraph & Telephone Corp.	34,600	1,693,262
ORIX Corp.	121,500	1,928,013
Shinmaywa Industries Ltd.	206,500	1,805,546
SoftBank Group Corp.	23,900	1,926,282
Sony Corp.	37,400	1,536,553
Starts Corp., Inc.	38,100	995,535
Subaru Corp.	51,200	1,847,146
Sumitomo Mitsui Financial Group, Inc.	45,100	1,740,220
Takuma Co., Ltd.	155,100	1,588,495
Toyota Motor Corp.	17,200	969,389
Trancom Co., Ltd.	14,700	726,513
Total		33,413,398
Malaysia 0.0%
MyEg Services Bhd	435,300	219,534

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Malta 0.0%
BGP Holdings PLC(b),(e)	581,000	1
Marshall Islands 0.0%
International Seaways, Inc.(b)	3,700	84,397
Mexico 0.2%
Controladora Vuela Cia de Aviacion SAB de CV, ADR(b)	25,184	345,021
Gentera SAB de CV	381,400	578,447
Grupo Financiero Banorte SAB de CV, Class O	54,900	363,862
Total		1,287,330
Netherlands 0.8%
ASR Nederland NV	25,169	951,953
ING Groep NV	110,343	2,065,820
Koninklijke Ahold Delhaize NV	91,798	1,879,456
Total		4,897,229
Norway 0.5%
BW LPG Ltd.	312,957	1,410,184
Kongsberg Automotive ASA(b)	1,005,296	1,062,466
Tanker Investments Ltd.(b)	142,280	790,761
Total		3,263,411
Panama 0.0%
Banco Latinoamericano de Comercio Exterior SA, Class E	2,245	59,066
Peru 0.1%
Credicorp Ltd.	1,892	350,285
Philippines 0.1%
GT Capital Holdings, Inc.	11,120	267,417
Security Bank Corp.	83,080	385,166
Total		652,583
Poland 0.2%
Dino Polska SA(b)	30,759	456,798
KRUK SA	5,544	530,386
Total		987,184
Portugal 0.0%
Banco Espirito Santo SA, Registered Shares(b),(e)	641,287	22,775
Puerto Rico 0.0%
EVERTEC, Inc.	7,725	137,891
Common Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 0.7%
Aeroflot PJSC	142,500	480,720
Detsky Mir PJSC	171,772	259,999
Lukoil PJSC, ADR	6,620	312,100
Sberbank of Russia PJSC, ADR	137,630	1,603,390
X5 Retail Group NV GDR, Registered Shares(b)	31,658	1,224,532
Yandex NV, Class A(b)	17,930	519,611
Total		4,400,352
Singapore 0.9%
Broadcom Ltd.	16,422	4,050,650
DBS Group Holdings Ltd.	101,300	1,616,103
Total		5,666,753
South Africa 0.4%
AVI Ltd.	68,176	506,971
FirstRand Ltd.	62,161	244,611
Naspers Ltd., Class N	8,507	1,877,463
Total		2,629,045
South Korea 1.5%
CLIO Cosmetics Co., Ltd.	189	5,484
GS Home Shopping, Inc.	3,511	738,338
Hyundai Home Shopping Network Corp.	7,999	985,951
KB Financial Group, Inc.	7,741	411,591
Lotte Chemical Corp.	887	292,032
NAVER Corp.	331	237,667
Samsung Electronics Co., Ltd.	1,870	4,021,398
SK Hynix, Inc.	22,717	1,335,586
Youngone Corp.	50,457	1,478,268
Total		9,506,315
Spain 1.0%
ACS Actividades de Construccion y Servicios SA	63,356	2,431,903
Endesa SA	81,743	1,936,315
Tecnicas Reunidas SA	43,937	1,558,559
Total		5,926,777
Sweden 0.6%
Granges AB	159,417	1,762,239
Hemfosa Fastigheter AB	148,520	1,822,055
Total		3,584,294

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 1.1%
Autoneum Holding AG	4,076	979,639
Nestlé SA, Registered Shares	20,235	1,709,705
Novartis AG, Registered Shares	13,372	1,139,514
Roche Holding AG, Genusschein Shares	8,918	2,258,667
Wizz Air Holdings PLC(b)	27,284	937,042
Total		7,024,567
Taiwan 0.6%
Elite Material Co., Ltd.	159,000	786,388
eMemory Technology, Inc.	15,000	220,269
Largan Precision Co., Ltd.	2,000	364,919
MediaTek, Inc.	26,000	228,876
Silergy Corp.	6,000	117,316
Taiwan Paiho., Ltd.	66,000	275,353
Taiwan Semiconductor Manufacturing Co., Ltd.	224,530	1,587,181
Voltronic Power Technology Corp.	16,900	289,795
Total		3,870,097
Thailand 0.5%
Mega Lifesciences PCL, Foreign Registered Shares(b)	317,300	267,188
Muangthai Leasing PCL, Foreign Registered Shares	523,700	562,722
PTG Energy PCL	365,386	201,915
PTT PCL, Foreign Registered Shares	109,300	1,274,760
Siam Commercial Bank PCL (The), Foreign Registered Shares	134,800	595,522
Total		2,902,107
United Kingdom 3.6%
Crest Nicholson Holdings PLC	193,284	1,372,002
DCC PLC	7,063	621,106
Greene King PLC	168,405	1,522,026
HSBC Holdings PLC	98,292	981,727
Inchcape PLC	153,341	1,624,615
Intermediate Capital Group PLC(f)	0	0
John Wood Group PLC	196,771	1,584,979
Legal & General Group PLC	639,526	2,264,735
Liberty Global PLC, Class C(b)	56,264	1,843,771
Paysafe Group PLC(b)	305,836	2,380,769
Reckitt Benckiser Group PLC	10,553	1,026,033
Rowan Companies PLC, Class A	11,400	133,038
Royal Dutch Shell PLC, Class B	144,772	4,110,583
Common Stocks (continued)
Issuer	Shares	Value ($)
Tullett Prebon PLC, Registered Shares	305,697	1,963,847
Vodafone Group PLC	201,057	588,910
Total		22,018,141
United States 27.2%
Aaron’s, Inc.	3,750	173,550
ACADIA Pharmaceuticals, Inc.(b)	6,614	196,899
ACCO Brands Corp.(b)	9,600	111,840
Adtalem Global Education, Inc.	800	26,000
ADTRAN, Inc.	1,000	23,450
Aerie Pharmaceuticals, Inc.(b)	5,183	281,437
Aetna, Inc.	17,937	2,767,858
AG Mortgage Investment Trust, Inc.	1,300	23,933
Alamo Group, Inc.	1,300	120,913
Alder Biopharmaceuticals, Inc.(b)	6,767	72,745
Alexion Pharmaceuticals, Inc.(b)	11,684	1,604,681
Allete, Inc.	900	65,943
Alphabet, Inc., Class A(b)	2,244	2,121,702
Alphabet, Inc., Class C(b)	4,050	3,768,525
Amazon.com, Inc.(b)	4,350	4,296,843
American Equity Investment Life Holding Co.	2,600	69,628
American Tower Corp.	17,708	2,414,132
Amkor Technology, Inc.(b)	11,310	117,285
AMN Healthcare Services, Inc.(b)	3,400	125,460
Analogic Corp.	1,660	116,532
Angiodynamics, Inc.(b)	7,400	120,250
Anixter International, Inc.(b)	1,700	133,875
Apple, Inc.	48,586	7,226,196
Applied Industrial Technologies, Inc.	2,340	132,210
ArcBest Corp.	6,040	167,912
Archrock, Inc.	10,300	112,785
Argan, Inc.	1,950	125,677
Arlington Asset Investment Corp., Class A	8,965	115,648
ARMOUR Residential REIT, Inc.	3,800	95,988
Ascent Resources, Class B(b),(e)	195,286	43,744
Ashford Hospitality Prime, Inc.	7,150	74,074
Ashford Hospitality Trust, Inc.	1,800	11,322
Aspen Technology, Inc.(b)	2,825	160,658
Astec Industries, Inc.	2,000	100,540
AT&T, Inc.	97,129	3,788,031

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Atkore International Group, Inc.(b)	5,000	104,100
ATN International, Inc.	400	23,200
Atwood Oceanics, Inc.(b)	2,520	19,807
Barracuda Networks, Inc.(b)	5,450	122,461
Benchmark Electronics, Inc.(b)	4,300	144,695
Berkshire Hathaway, Inc., Class B(b)	28,803	5,039,661
Big 5 Sporting Goods Corp.	10,000	107,500
Big Lots, Inc.	2,725	135,351
Biogen, Inc.(b)	3,734	1,081,329
BioMarin Pharmaceutical, Inc.(b)	7,557	662,976
BlackRock, Inc.	5,178	2,208,572
Bloomin’ Brands, Inc.	4,050	70,592
bluebird bio, Inc.(b)	2,491	234,777
Boingo Wireless, Inc.(b)	900	13,347
Booz Allen Hamilton Holdings Corp.	39,962	1,370,697
Brady Corp., Class A	1,175	39,010
Brinker International, Inc.	1,100	39,017
Bristol-Myers Squibb Co.	25,682	1,461,306
Buckle, Inc. (The)	800	13,680
Capella Education Co.	1,495	102,707
Cathay General Bancorp	3,200	119,840
Centerstate Banks, Inc.	1,100	27,489
Central Garden & Pet Co., Class A(b)	500	15,380
Central Pacific Financial Corp.	4,285	132,535
Chart Industries, Inc.(b)	1,300	44,200
Cheesecake Factory, Inc. (The)	1,475	70,181
Chemed Corp.	100	19,750
Chesapeake Utilities Corp.	1,760	135,960
Children’s Place, Inc. (The)	1,265	133,647
Cisco Systems, Inc.	119,784	3,767,207
Citigroup, Inc.	57,498	3,935,738
Citizens Financial Group, Inc.	64,755	2,271,605
Clovis Oncology, Inc.(b)	750	63,608
CNO Financial Group, Inc.	3,900	89,232
Coherus Biosciences, Inc.(b)	1,285	16,769
Comcast Corp., Class A	85,965	3,477,284
CommVault Systems, Inc.(b)	2,475	147,386
CONMED Corp.	400	20,528
Consolidated Communications Holdings, Inc.	2,800	50,400
Common Stocks (continued)
Issuer	Shares	Value ($)
Continental Building Product(b)	5,345	117,590
Convergys Corp.	3,600	86,292
Cooper-Standard Holding, Inc.(b)	430	43,972
CorEnergy Infrastructure Trust, Inc.	3,418	121,715
Cracker Barrel Old Country Store, Inc.	730	113,478
Cummins, Inc.	13,784	2,314,334
Curtiss-Wright Corp.	1,750	168,735
Customers Bancorp, Inc.(b)	3,990	119,101
Dean Foods Co.	6,285	94,275
DiamondRock Hospitality Co.	6,100	71,248
Diodes, Inc.(b)	4,765	126,415
Diplomat Pharmacy, Inc.(b)	1,000	15,870
DISH Network Corp., Class A(b)	24,844	1,590,761
Dorman Products, Inc.(b)	500	39,040
DXP Enterprises, Inc.(b)	800	22,872
Dynavax Technologies Corp.(b)	3,480	55,158
Eagle Pharmaceuticals, Inc.(b)	260	12,779
Eastman Chemical Co.	21,655	1,800,830
Edison International	34,012	2,676,064
Electronic Arts, Inc.(b)	16,834	1,965,201
EMCOR Group, Inc.	800	54,000
EnerSys	1,886	136,301
Entegris, Inc.(b)	6,400	167,040
Enterprise Financial Services Corp.	2,100	83,055
EOG Resources, Inc.	18,399	1,750,481
ePlus, Inc.(b)	400	32,360
Equity LifeStyle Properties, Inc.	23,351	2,038,542
Essendant, Inc.	4,500	56,160
Essent Group Ltd.(b)	4,150	159,443
Everi Holdings, Inc.(b)	1,700	12,682
Expedia, Inc.	11,906	1,862,932
Exterran Corp.(b)	3,400	94,146
Exxon Mobil Corp.	45,110	3,610,604
Facebook, Inc., Class A(b)	28,759	4,867,461
FCB Financial Holdings, Inc., Class A(b)	750	35,363
Federal Agricultural Mortgage Corp.	1,400	95,984
Ferro Corp.(b)	600	11,544
First BanCorp(b)	6,415	37,592
First Citizens BancShares Inc., Class A	400	147,208

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
First Merchants Corp.	2,000	80,880
Flagstar Bancorp, Inc.(b)	3,550	115,588
Flex Pharma, Inc.(b)	37,525	159,481
Forward Air Corp.	675	34,985
Francesca’s Holdings Corp.(b)	12,400	120,652
Fresh Del Monte Produce, Inc.	2,000	102,940
Fulton Financial Corp.	1,450	26,463
Gannett Co., Inc.	12,300	110,331
Generac Holdings, Inc.(b)	3,525	126,794
General Mills, Inc.	26,570	1,478,886
General Motors Co.	51,328	1,846,781
Gibraltar Industries, Inc.(b)	2,400	71,640
Global Brass & Copper Holdings, Inc.	3,935	126,117
Greif, Inc., Class A	2,300	129,007
Haemonetics Corp.(b)	2,200	90,486
Halliburton Co.	39,389	1,671,669
Halyard Health, Inc.(b)	2,425	97,534
Hancock Holding Co.	3,200	147,200
Harsco Corp.(b)	1,300	20,085
Hawaiian Holdings, Inc.(b)	2,900	120,060
HCI Group, Inc.	400	18,036
Helen of Troy Ltd.(b)	200	20,150
Heritage Insurance Holdings, Inc.	6,860	86,505
Hillenbrand, Inc.	800	28,800
Hilltop Holdings, Inc.	3,650	91,360
Home Depot, Inc. (The)	19,749	2,954,450
Honeywell International, Inc.	19,461	2,649,031
Humana, Inc.	7,460	1,724,752
IDACORP, Inc.	200	17,272
Immunomedics, Inc.(b)	3,900	33,384
INC Research Holdings, Inc. Class A(b)	2,646	145,530
Innospec, Inc.	2,075	129,480
Insmed, Inc.(b)	9,747	157,609
Integer Holdings Corp.(b)	2,500	114,500
Intercept Pharmaceuticals, Inc.(b)	3,690	432,210
InterDigital, Inc.	500	36,425
International Bancshares Corp.	4,035	142,839
International Paper Co.	40,782	2,242,194
Invesco Ltd.	61,130	2,125,490
Common Stocks (continued)
Issuer	Shares	Value ($)
Invesco Mortgage Capital, Inc.	2,800	46,564
IXYS Corp.(b)	1,800	31,320
j2 Global, Inc.	1,870	158,258
John B. Sanfilippo & Son, Inc.	1,500	96,480
Johnson & Johnson	37,045	4,916,612
Jounce Therapeutics, Inc.(b)	2,020	26,078
JPMorgan Chase & Co.	49,724	4,564,663
Kadant, Inc.	400	31,220
KEMET Corp.(b)	2,100	35,385
Keryx Biopharmaceuticals, Inc.(b)	8,740	61,267
Kindred Healthcare, Inc.	3,400	30,430
Kite Pharma, Inc.(b)	720	78,055
KMG Chemicals, Inc.	1,100	55,682
Koppers Holdings, Inc.(b)	1,100	39,930
L-3 Communications Corp.	9,579	1,676,038
Lam Research Corp.	10,855	1,730,938
Lamb Weston Holdings, Inc.	35,712	1,570,614
Lannett Co., Inc.(b)	2,000	40,700
Lantheus Holdings, Inc.(b)	6,790	125,275
La-Z-Boy, Inc.	4,450	150,410
LCI Industries	1,370	146,247
Lexington Realty Trust	13,900	141,502
LHC Group, Inc.(b)	1,100	63,690
Loxo Oncology, Inc.(b)	725	52,425
Luxoft Holding, Inc.(b)	5,833	367,187
Maiden Holdings Ltd.	3,825	42,458
Masimo Corp.(b)	1,745	165,077
MasterCard, Inc., Class A	21,385	2,733,003
Materion Corp.	3,185	122,463
MAXIMUS, Inc.	1,500	90,540
McDermott International, Inc.(b)	5,600	37,912
Medifast, Inc.	300	12,807
Methode Electronics, Inc.	3,075	122,231
MGIC Investment Corp.(b)	122,350	1,427,824
Microsoft Corp.	77,361	5,624,145
Molina Healthcare, Inc.(b)	2,266	151,369
Moog, Inc., Class A(b)	600	44,592
Morgan Stanley	55,930	2,623,117
Movado Group, Inc.	4,990	122,754

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
MSA Safety, Inc.	1,700	136,272
MTGE Investment Corp.	4,400	81,840
Mueller Industries, Inc.	1,515	47,723
MYR Group, Inc.(b)	400	12,724
Nelnet, Inc., Class A	2,770	135,979
Netscout Systems, Inc.(b)	2,600	89,700
New York Times Co. (The), Class A	2,390	45,410
NewLink Genetics Corp.(b)	2,200	15,884
Norfolk Southern Corp.	20,067	2,259,143
NorthStar Realty Europe Corp.	1,200	15,492
Northwest Natural Gas Co.	385	24,294
Nutrisystem, Inc.	1,200	66,900
NVIDIA Corp.	9,656	1,569,197
OncoMed Pharmaceuticals, Inc.(b)	4,900	15,876
Ormat Technologies, Inc.	1,800	106,740
Orthofix International NV(b)	1,460	63,335
Ovid Therapeutics, Inc.(b)	6,160	50,450
Pacific Ethanol, Inc.(b)	2,400	15,000
Pacira Pharmaceuticals, Inc.(b)	1,650	65,175
Papa John’s International, Inc.	1,520	108,422
PAREXEL International Corp.(b)	700	61,264
Peabody Energy Corp.(b)	700	19,628
PepsiCo, Inc.	27,518	3,208,874
Perficient, Inc.(b)	2,200	41,360
Phibro Animal Health Corp., Class A	3,000	114,600
Philip Morris International, Inc.	26,484	3,090,948
Pier 1 Imports, Inc.	5,720	26,369
Piper Jaffray Companies	1,930	120,432
Portland General Electric Co.	3,230	144,349
Pra Health Sciences, Inc.(b)	1,912	142,253
Preferred Bank/Los Angeles	1,600	89,840
Primoris Services Corp.	2,000	49,840
Progress Software Corp.	4,200	134,442
Providence Service Corp. (The)(b)	2,200	113,388
PS Business Parks, Inc.	1,191	160,142
PTC Therapeutics, Inc.(b)	10,030	206,819
Puma Biotechnology, Inc.(b)	3,632	345,222
PVH Corp.	16,180	1,930,112
Quad/Graphics, Inc.	4,875	109,492
Common Stocks (continued)
Issuer	Shares	Value ($)
Quaker Chemical Corp.	250	35,468
Quotient Ltd.(b)	93,930	518,494
Ra Pharmaceuticals, Inc.(b)	1,938	28,508
Rayonier Advanced Materials, Inc.	7,650	114,061
Redwood Trust, Inc.	2,200	37,994
REX American Resources Corp.(b)	1,267	126,675
Rogers Corp.(b)	400	47,188
RPX Corp.(b)	9,615	131,437
Rudolph Technologies, Inc.(b)	3,400	84,150
Rush Enterprises, Inc., Class A(b)	600	25,878
Ruth’s Hospitality Group, Inc.	5,855	117,100
Ryman Hospitality Properties, Inc.	2,320	145,209
S&T Bancorp, Inc.	1,500	56,820
Sabra Health Care REIT, Inc.	5,400	125,280
Sage Therapeutics, Inc.(b)	880	70,180
Saia, Inc.(b)	1,200	65,220
Sanderson Farms, Inc.	1,235	161,476
Sandy Spring Bancorp, Inc.	2,400	96,096
Sanmina Corp.(b)	3,840	137,664
Scansource, Inc.(b)	3,175	125,730
Schnitzer Steel Industries, Inc., Class A	5,050	130,290
Scholastic Corp.	1,400	58,002
Science Applications International Corp.	1,760	123,922
Select Comfort Corp.(b)	500	16,905
Select Income REIT	5,300	124,391
Semtech Corp.(b)	2,400	95,040
Shutterstock, Inc.(b)	700	29,498
SJW Corp.	2,350	124,244
Sotheby’s (b)	2,100	118,839
Southwest Gas Corp.	1,970	157,797
Spark Therapeutics, Inc.(b)	1,160	82,360
SpartanNash Co.	1,315	36,478
Sterling Bancorp	1,900	43,890
Summit Hotel Properties, Inc.	7,550	135,371
Sunstone Hotel Investors, Inc.	9,100	148,148
Superior Industries International, Inc.	1,800	35,190
Supernus Pharmaceuticals, Inc.(b)	1,430	57,844
SUPERVALU, Inc.(b)	17,385	62,238
SYSCO Corp.	36,071	1,898,056

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Taylor Morrison Home Corp., Class A(b)	5,200	117,624
Tech Data Corp.(b)	1,500	153,600
TeleTech Holdings, Inc.	2,400	100,320
TESARO, Inc.(b)	5,412	690,896
Thermo Fisher Scientific, Inc.	13,712	2,406,867
Tier REIT, Inc.	900	16,632
Tilly’s, Inc.	1,400	13,972
Time, Inc.	9,500	133,475
TJX Companies, Inc. (The)	33,713	2,370,361
Travelport Worldwide Ltd.	8,700	124,410
Trinseo SA	2,140	150,442
Triple-S Management Corp., Class B(b)	4,325	66,951
TrueBlue, Inc.(b)	4,500	114,975
TTM Technologies, Inc.(b)	400	6,952
Ultragenyx Pharmaceutical, Inc.(b)	2,919	193,588
Unisys Corp.(b)	9,800	125,440
United Community Banks, Inc.	4,300	119,368
United Continental Holdings, Inc.(b)	21,610	1,462,565
Universal Display Corp.	2,137	257,722
Universal Insurance Holdings, Inc.	5,363	127,908
Usana Health Sciences, Inc.(b)	1,035	59,099
VASCO Data Security International, Inc.(b)	2,800	37,800
Vertex Pharmaceuticals, Inc.(b)	8,154	1,237,940
Virtus Investment Partners, Inc.	900	106,020
Vishay Intertechnology, Inc.	8,300	148,155
Wabash National Corp.	6,115	116,674
Walker & Dunlop, Inc.(b)	2,655	133,414
Washington Federal, Inc.	4,455	149,020
Washington Prime Group, Inc.	15,100	136,202
WebMD Health Corp.(b)	700	46,375
Westmoreland Coal Co.(b)	3,900	16,809
WGL Holdings, Inc.	100	8,572
Wintrust Financial Corp.	1,980	149,114
Xcerra Corp.(b)	10,937	106,198
Xenia Hotels & Resorts, Inc.	6,400	130,048
Zimmer Biomet Holdings, Inc.	15,098	1,831,689
Total		168,566,534
Total Common Stocks (Cost $288,328,182)		349,459,551
Convertible Preferred Stocks 0.2%
Issuer	Coupon Rate	Shares	Value ($)
United States 0.2%
Hess Corp.	8.000%	23,230	1,306,688
Total Convertible Preferred Stocks (Cost $1,320,561)			1,306,688

Corporate Bonds & Notes 1.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Australia 0.1%
Woodside Finance Ltd.(c)
03/05/2025	3.650%	500,000	499,743
Canada 0.3%
Canadian Natural Resources Ltd.
11/15/2021	3.450%	750,000	774,711
Cenovus Energy, Inc.
09/15/2042	4.450%	1,250,000	1,047,705
Total			1,822,416
United States 0.8%
Goldman Sachs Group, Inc. (The)(d)
10/28/2027	2.922%	1,000,000	1,041,909
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	750,000	714,405
Macys Retail Holdings, Inc.
01/15/2021	3.450%	775,000	777,495
Plains All American Pipeline LP/Finance Corp.
01/31/2043	4.300%	500,000	429,525
Transcontinental Gas Pipe Line Co., LLC
02/01/2026	7.850%	595,000	769,882
Verizon Communications, Inc.
11/01/2042	3.850%	1,000,000	860,249
08/21/2054	5.012%	250,000	243,353
Total			4,836,818
Total Corporate Bonds & Notes (Cost $6,045,389)			7,158,977

Exchange-Traded Funds 0.7%
	Shares	Value ($)
United States 0.7%
iShares MSCI Canada ETF	156,328	4,361,551
Total Exchange-Traded Funds (Cost $3,826,910)		4,361,551

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
July 31, 2017
Fixed-Income Funds 1.7%
	Shares	Value ($)
United States 1.7%
Columbia Mortgage Opportunities Fund, Class Y Shares(a)	1,038,948	10,379,090
Total Fixed-Income Funds (Cost $10,377,485)		10,379,090

Foreign Government Obligations(g),(h) 7.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Australia 0.4%
Treasury Corp. of Victoria
11/15/2018	5.500%	AUD	1,000,000	836,953
06/15/2020	6.000%	AUD	140,000	124,220
12/17/2024	5.500%	AUD	1,800,000	1,710,129
Total				2,671,302
Canada 0.2%
Canadian Government Bond
06/01/2018	4.250%	CAD	1,660,000	1,365,417
06/01/2020	3.500%	CAD	170,000	144,268
Total				1,509,685
France 0.7%
French Republic Government Bond OAT(c)
05/25/2045	3.250%	EUR	2,750,000	4,324,903
Italy 2.0%
Italy Buoni Poliennali Del Tesoro(c)
09/01/2044	4.750%	EUR	7,980,000	12,131,827
Japan 2.2%
Japan Government 20-Year Bond
09/20/2026	2.200%	JPY	35,000,000	379,364
12/20/2027	2.100%	JPY	535,800,000	5,862,686
12/20/2035	1.000%	JPY	55,000,000	541,177
Japan Government 30-Year Bond
03/20/2033	1.100%	JPY	92,000,000	929,056
03/20/2047	0.800%	JPY	645,050,000	5,759,250
Total				13,471,533
Mexico 0.2%
Mexico Government International Bond
01/23/2046	4.600%		1,000,000	988,929
Norway 0.0%
Norway Government Bond(c)
05/24/2023	2.000%	NOK	2,000,000	264,977
Foreign Government Obligations(g),(h) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Spain 0.7%
Spain Government Bond(c)
07/30/2030	1.950%	EUR	2,679,000	3,184,649
01/31/2037	4.200%	EUR	250,000	380,355
Spain Government International Bond
04/06/2029	5.250%	GBP	500,000	787,180
Total				4,352,184
Sweden 0.1%
Sweden Government Bond
08/12/2017	3.750%	SEK	4,800,000	595,364
United Kingdom 0.6%
United Kingdom Gilt(c)
01/22/2044	3.250%	GBP	1,790,297	3,021,521
01/22/2045	3.500%	GBP	500,000	884,692
Total				3,906,213
Total Foreign Government Obligations (Cost $42,899,987)				44,216,917

Residential Mortgage-Backed Securities - Agency 5.6%

United States 5.6%
Federal Home Loan Mortgage Corp.(d),(i)
CMO Series 2957 Class SW
04/15/2035	4.774%		139,132	19,910
CMO Series 318 Class S1
11/15/2043	4.724%		232,614	49,253
CMO Series 3280 Class SI
02/15/2037	5.214%		135,915	12,578
CMO Series 3761 Class KS
06/15/2040	4.774%		161,577	11,528
CMO Series 4094 Class SY
08/15/2042	4.854%		267,190	57,161
Federal Home Loan Mortgage Corp.(i)
CMO Series 4098 Class AI
05/15/2039	3.500%		161,662	17,083
CMO Series 4120 Class AI
11/15/2039	3.500%		125,205	13,125
CMO Series 4122 Class JI
12/15/2040	4.000%		128,310	14,757
CMO Series 4139 Class CI
05/15/2042	3.500%		59,508	8,000
CMO Series 4147 Class CI
01/15/2041	3.500%		215,835	29,872
CMO Series 4177 Class IY
03/15/2043	4.000%		298,046	64,085

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4213 Class DI
06/15/2038	3.500%	279,375	27,300
Federal National Mortgage Association(j)
08/16/2032 - 08/14/2047	3.000%	8,750,000	8,790,742
08/14/2047	3.500%	2,000,000	2,059,062
08/14/2047	4.000%	2,000,000	2,105,547
08/14/2047	4.500%	2,000,000	2,147,031
08/14/2047	5.000%	1,000,000	1,093,203
Federal National Mortgage Association(k)
10/01/2045 - 12/01/2045	3.500%	6,067,886	6,251,393
Federal National Mortgage Association(d),(i)
CMO Series 2003-117 Class KS
08/25/2033	5.868%	11,774	241
CMO Series 2007-54 Class DI
06/25/2037	4.868%	360,669	65,852
CMO Series 2010-135 Class MS
12/25/2040	4.718%	87,506	12,865
CMO Series 2012-80 Class DS
06/25/2039	5.418%	108,392	15,905
CMO Series 2013-13 Class SA
03/25/2043	4.918%	154,458	30,920
Federal National Mortgage Association(d),(f),(i),(l)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	193,693	0
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	369,580	49,814
CMO Series 2012-121 Class GI
08/25/2039	3.500%	178,108	22,003
CMO Series 2013-41 Class IY
05/25/2040	3.500%	284,232	29,658
CMO STRIPS Series 417 Class C5
02/25/2043	3.500%	143,846	28,192
Government National Mortgage Association(j)
08/21/2047	3.500%	10,000,000	10,390,625
08/21/2047	4.000%	1,000,000	1,052,324
Government National Mortgage Association(i)
CMO Series 2012-129 Class AI
08/20/2037	3.000%	128,928	10,193
Total			34,480,222
Total Residential Mortgage-Backed Securities - Agency (Cost $34,520,123)			34,480,222

Residential Mortgage-Backed Securities - Non-Agency 0.0%

United States 0.0%
BCAP LLC Trust(c)
CMO Series 2012-RR11 Class 4A2
03/26/2037	4.000%	27,180	27,129
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(c),(d)
Series 2012-RR10 Class 2A1
09/26/2036	3.097%	43,226	43,441
Citigroup Mortgage Loan Trust, Inc.(c),(d)
CMO Series 2010-7 Class 3A4
12/25/2035	5.500%	68,454	68,641
CMO Series 2012-7 Class 12A1
03/25/2036	3.126%	19,020	18,981
CMO Series 2013-2 Class 1A1
11/25/2037	3.164%	31,364	31,441
RBSSP Resecuritization Trust(c),(d)
CMO Series 2012-1 Class 5A2
12/27/2035	3.220%	99,340	91,634
Total			281,267
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $285,515)			281,267

U.S. Government & Agency Obligations 1.0%

United States 1.0%
Federal Home Loan Mortgage Corp.
01/13/2022	2.375%	2,882,000	2,949,537
Private Export Funding Corp.
09/15/2017	5.450%	45,000	45,233
Residual Funding Corp.(l)
STRIPS
04/15/2030	0.000%	4,250,000	2,921,531
Total			5,916,301
Total U.S. Government & Agency Obligations (Cost $5,886,996)			5,916,301

Money Market Funds 25.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(a),(m)	155,847,683	155,847,683
Total Money Market Funds (Cost $155,843,317)		155,847,683
Total Investments (Cost $579,484,344)		643,279,993
Other Assets & Liabilities, Net		(23,028,421)
Net Assets		$620,251,572

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
July 31, 2017
At July 31, 2017, securities and/or cash totaling $7,895,566 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at July 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	8/29/2017	35,247,660 USD	30,500,818 EUR	916,294	—
Citi	8/29/2017	625,000 AUD	495,913 USD	—	(3,902)
Citi	8/29/2017	3,903,000 CAD	3,013,169 USD	—	(118,704)
Citi	8/29/2017	5,165,000 DKK	797,943 USD	—	(25,598)
Citi	8/29/2017	10,562,000 ILS	3,012,454 USD	43,166	—
Citi	8/29/2017	236,639,000 JPY	2,094,506 USD	—	(54,747)
Citi	8/29/2017	5,733,133,000 KRW	4,965,041 USD	—	(154,882)
Citi	8/29/2017	21,955,000 NOK	2,615,406 USD	—	(178,706)
Citi	8/29/2017	40,264,000 THB	1,189,307 USD	—	(20,905)
Citi	8/29/2017	5,390,577 USD	7,076,000 AUD	268,121	—
Citi	8/29/2017	11,522,565 USD	14,497,000 CAD	110,222	—
Citi	8/29/2017	4,476,871 USD	4,299,000 CHF	—	(22,681)
Citi	8/29/2017	8,566,778 USD	7,526,000 EUR	356,586	—
Citi	8/29/2017	3,936,967 USD	3,037,000 GBP	74,068	—
Citi	8/29/2017	29,333,092 USD	3,271,285,135 JPY	378,077	—
Citi	8/29/2017	2,188,041 USD	2,451,000,000 KRW	802	—
Citi	8/29/2017	407,012 USD	547,000 NZD	3,558	—
Citi	8/29/2017	2,184,812 USD	18,317,000 SEK	87,718	—
Citi	8/29/2017	785,759 USD	1,084,000 SGD	14,477	—
Credit Suisse	8/29/2017	1,312,226 USD	1,248,000 CHF	—	(19,174)
Credit Suisse	8/29/2017	545,493 USD	3,511,000 DKK	14,323	—
HSBC	8/29/2017	6,625,000 NOK	821,402 USD	—	(21,732)
Standard Chartered	8/29/2017	6,954,691 USD	5,330,000 GBP	84,761	—
Total				2,352,173	(621,031)
Futures contracts outstanding at July 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Australian 10-Year Bond	246	AUD	25,378,257	09/2017	—	(489,924)
Canadian Government 10-Year Bond	18	CAD	1,982,130	09/2017	—	(102,684)
Euro-Bund	419	EUR	80,329,203	09/2017	—	(1,424,498)
Euro-Buxl 30-Year	67	EUR	12,858,487	09/2017	—	(412,354)
Japanese 10-Year Government Bond	18	JPY	24,517,030	09/2017	—	(91,023)
Mini MSCI Emerging Markets Index	36	USD	1,916,100	09/2017	121,237	—
Mini MSCI Emerging Markets Index	36	USD	1,916,100	09/2017	117,187	—
Russell 2000 Mini	1	USD	71,220	09/2017	496	—
Russell 2000 Mini	2	USD	142,440	09/2017	—	(119)
TOPIX Index	52	JPY	7,638,805	09/2017	134,601	—
U.S. Treasury 10-Year Note	87	USD	10,952,484	09/2017	28,400	—
U.S. Treasury 5-Year Note	27	USD	3,190,008	09/2017	5,854	—
U.S. Treasury 5-Year Note	540	USD	63,800,157	09/2017	—	(71,908)
U.S. Ultra Bond	69	USD	11,350,500	09/2017	139,322	—
Total			246,042,921		547,097	(2,592,510)

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
EURO STOXX 50	(155)	EUR	(6,324,868)	09/2017	161,352	—
Euro-BTP	(101)	EUR	(16,289,378)	09/2017	—	(267,472)
FTSE 100 Index	(66)	GBP	(6,365,579)	09/2017	44,882	—
Long Gilt	(3)	GBP	(498,813)	09/2017	5,520	—
Russell 2000 Mini	(265)	USD	(18,873,300)	09/2017	—	(172,562)
S&P 500 E-mini	(101)	USD	(12,463,400)	09/2017	—	(182,050)
S&P 500 E-mini	(111)	USD	(13,697,400)	09/2017	—	(220,055)
U.S. Treasury 10-Year Note	(342)	USD	(43,054,594)	09/2017	—	(15,122)
U.S. Treasury 2-Year Note	(28)	USD	(6,057,625)	09/2017	—	(1,803)
U.S. Treasury Ultra 10-Year Note	(23)	USD	(3,106,078)	09/2017	—	(9,393)
U.S. Ultra Bond	(20)	USD	(3,290,000)	09/2017	94,604	—
Total			(130,021,035)		306,358	(868,457)
Cleared interest rate swaps contracts outstanding at July 31, 2017
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.794%	8/19/2046	USD	3,500,000	571,158	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.788%	8/19/2046	USD	1,000,000	164,532	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.787%	8/31/2046	USD	2,500,000	410,409	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.921%	9/16/2046	USD	1,500,000	204,332	—
Total						1,350,431	—
Cleared credit default swap contracts outstanding at July 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)*	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 28	6/20/2022	5.000	3.261	USD	13,500,000	264,751	—
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 28	6/20/2027	1.000	1.039	USD	10,700,000	1,547	—
Total							266,298	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Commodity Strategy Fund, Class I Shares	2,220,763	6,601,294	(8,822,057)*	—	—	—	—	—
Columbia Commodity Strategy Fund, Class Y Shares	—	8,801,897*	(5,360,311)	3,441,586	—	(2,391,429)	—	18,928,721
Columbia Diversified Absolute Return Fund, Class I Shares	1,338,683	—	(1,338,683)*	—	—	(87,234)	—	—
Columbia Diversified Absolute Return Fund, Class Y Shares	—	1,128,306*	—	1,128,306	—	—	—	10,843,025
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
July 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Mortgage Opportunities Fund, Class I Shares	2,472,902	77,421	(2,550,323)*	—	278,816	(254,456)	481,877	—
Columbia Mortgage Opportunities Fund, Class Y Shares	—	1,038,948*	—	1,038,948	—	—	130,508	10,379,090
Columbia Short-Term Cash Fund, 1.137%	41,462,459	434,418,119	(320,032,895)	155,847,683	—	(458)	598,781	155,847,683
Total	47,494,807	452,065,985	(338,104,269)	161,456,523	278,816	(2,733,577)	1,211,166	195,998,519

*	Includes the effect of underlying share class exchange.

(b)	Non-income producing investment.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $25,073,934, which represents 4.04% of net assets.
(d)	Variable rate security.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2017, the value of these securities amounted to $66,520, which represents 0.01% of net assets.
(f)	Negligible market value.
(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(h)	Principal and interest may not be guaranteed by the government.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	Represents a security purchased on a when-issued basis.
(k)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(l)	Zero coupon bond.
(m)	The rate shown is the seven-day current annualized yield at July 31, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
CMO	Collateralized Mortgage Obligation
GDR	Global Depositary Receipt
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Currency Legend  (continued)
THB	Thailand Baht
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Strategies Funds	29,771,746	—	—	—	29,771,746
Asset-Backed Securities — Non-Agency	—	100,000	—	—	100,000
Common Stocks
Argentina	1,300,053	—	—	—	1,300,053
Australia	—	3,753,834	—	—	3,753,834
Brazil	2,144,785	—	—	—	2,144,785
Canada	5,274,611	—	—	—	5,274,611
Cayman Islands	—	181,479	—	—	181,479
China	5,684,685	8,719,241	—	—	14,403,926
Denmark	—	3,296,209	—	—	3,296,209
Finland	—	2,413,425	—	—	2,413,425
France	—	12,924,508	—	—	12,924,508
Germany	—	5,491,503	—	—	5,491,503
Hong Kong	—	1,566,239	—	—	1,566,239
India	486,610	4,265,761	—	—	4,752,371
Indonesia	—	2,463,293	—	—	2,463,293
Ireland	1,942,164	1,450,188	—	—	3,392,352
Israel	115,830	3,765,787	—	—	3,881,617
Italy	—	749,280	—	—	749,280
Japan	—	33,413,398	—	—	33,413,398
Malaysia	—	219,534	—	—	219,534
Malta	—	—	1	—	1
Marshall Islands	84,397	—	—	—	84,397
Mexico	1,287,330	—	—	—	1,287,330
Netherlands	—	4,897,229	—	—	4,897,229
Norway	—	3,263,411	—	—	3,263,411
Panama	59,066	—	—	—	59,066
Peru	350,285	—	—	—	350,285
Philippines	—	652,583	—	—	652,583
Poland	—	987,184	—	—	987,184
Portugal	—	—	22,775	—	22,775
Puerto Rico	137,891	—	—	—	137,891
Russian Federation	831,711	3,568,641	—	—	4,400,352
Singapore	4,050,650	1,616,103	—	—	5,666,753
South Africa	—	2,629,045	—	—	2,629,045
South Korea	—	9,506,315	—	—	9,506,315
Spain	—	5,926,777	—	—	5,926,777
Sweden	—	3,584,294	—	—	3,584,294
Switzerland	—	7,024,567	—	—	7,024,567
Taiwan	—	3,870,097	—	—	3,870,097
Thailand	—	2,902,107	—	—	2,902,107
United Kingdom	1,976,809	20,041,332	—	—	22,018,141
United States	168,522,790	—	43,744	—	168,566,534
Total Common Stocks	194,249,667	155,143,364	66,520	—	349,459,551
Convertible Preferred Stocks
United States	1,306,688	—	—	—	1,306,688
Total Convertible Preferred Stocks	1,306,688	—	—	—	1,306,688
Corporate Bonds & Notes	—	7,158,977	—	—	7,158,977
Exchange-Traded Funds	4,361,551	—	—	—	4,361,551
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Fixed-Income Funds	10,379,090	—	—	—	10,379,090
Foreign Government Obligations	—	44,216,917	—	—	44,216,917
Residential Mortgage-Backed Securities - Agency	—	34,480,222	—	—	34,480,222
Residential Mortgage-Backed Securities - Non-Agency	—	281,267	—	—	281,267
U.S. Government & Agency Obligations	—	5,916,301	—	—	5,916,301
Money Market Funds	—	—	—	155,847,683	155,847,683
Total Investments	240,068,742	247,297,048	66,520	155,847,683	643,279,993
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	2,352,173	—	—	2,352,173
Futures Contracts	853,455	—	—	—	853,455
Swap Contracts	—	1,616,729	—	—	1,616,729
Liability
Forward Foreign Currency Exchange Contracts	—	(621,031)	—	—	(621,031)
Futures Contracts	(3,460,967)	—	—	—	(3,460,967)
Total	237,461,230	250,644,919	66,520	155,847,683	644,020,352
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set of comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	23

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$383,212,937
Affiliated issuers, at cost	196,271,407
Total investments, at cost	579,484,344
Investments, at value
Unaffiliated issuers, at value	447,281,474
Affiliated issuers, at value	195,998,519
Total investments, at value	643,279,993
Cash	10,600
Foreign currency (identified cost $1,181,233)	1,200,205
Margin deposits	1,645,279
Unrealized appreciation on forward foreign currency exchange contracts	2,352,173
Receivable for:
Investments sold	223,250
Capital shares sold	84,349
Dividends	376,773
Interest	444,554
Foreign tax reclaims	295,334
Variation margin for futures contracts	195,761
Prepaid expenses	5,051
Other assets	10,584
Total assets	650,123,906
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	621,031
Payable for:
Investments purchased	165,889
Investments purchased on a delayed delivery basis	27,539,158
Capital shares purchased	941,990
Variation margin for futures contracts	111,500
Variation margin for swap contracts	39,153
Foreign capital gains taxes deferred	145,895
Management services fees	33,993
Distribution and/or service fees	14,032
Transfer agent fees	57,369
Plan administration fees	5
Compensation of board members	80,601
Other expenses	121,718
Total liabilities	29,872,334
Net assets applicable to outstanding capital stock	$620,251,572
Represented by
Paid in capital	683,803,560
Excess of distributions over net investment income	(3,949,797)
Accumulated net realized loss	(124,029,000)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	64,068,537
Investments - affiliated issuers	(272,888)
Foreign currency translations	36,696
Forward foreign currency exchange contracts	1,731,142
Futures contracts	(2,607,512)
Swap contracts	1,616,729
Foreign capital gains tax	(145,895)
Total - representing net assets applicable to outstanding capital stock	$620,251,572
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Global Opportunities Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$571,392,451
Shares outstanding	44,000,583
Net asset value per share	$12.99
Maximum offering price per share(a)	$13.78
Class B
Net assets	$2,727
Shares outstanding	216
Net asset value per share(b)	$12.64
Class C
Net assets	$26,321,746
Shares outstanding	2,094,783
Net asset value per share	$12.57
Class K
Net assets	$229,983
Shares outstanding	17,631
Net asset value per share	$13.04
Class R
Net assets	$3,085,523
Shares outstanding	239,734
Net asset value per share	$12.87
Class R4
Net assets	$169,146
Shares outstanding	12,938
Net asset value per share	$13.07
Class R5
Net assets	$712,515
Shares outstanding	54,343
Net asset value per share	$13.11
Class T(c)
Net assets	$2,746
Shares outstanding	212
Net asset value per share(b)	$12.93
Maximum offering price per share(d)	$13.26
Class Y
Net assets	$2,694
Shares outstanding	206
Net asset value per share(b)	$13.05
Class Z
Net assets	$18,332,041
Shares outstanding	1,405,807
Net asset value per share	$13.04

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(d)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	25

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$8,197,353
Dividends — affiliated issuers	1,211,166
Interest	4,802,645
Foreign taxes withheld	(453,022)
Total income	13,758,142
Expenses:
Management services fees	3,991,826
Distribution and/or service fees
Class A	1,434,440
Class B	35,764
Class C	262,799
Class R	4,162
Class T(a)	6
Transfer agent fees
Class A	772,661
Class B	4,876
Class C	35,380
Class K	141
Class R	1,057
Class R4	134
Class R5	120
Class T(a)	5
Class Z	14,140
Plan administration fees
Class K	544
Compensation of board members	28,831
Custodian fees	154,958
Printing and postage fees	97,742
Registration fees	128,418
Audit fees	92,164
Legal fees	11,594
Compensation of chief compliance officer	136
Other	41,643
Total expenses	7,113,541
Net investment income	6,644,601
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Global Opportunities Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended July 31, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$23,212,228
Investments — affiliated issuers	(2,733,577)
Capital gain distributions from underlying affiliated funds	278,816
Foreign currency translations	78,538
Forward foreign currency exchange contracts	(4,390,639)
Futures contracts	1,482,466
Options purchased	(404,426)
Swap contracts	3,686,282
Net realized gain	21,209,688
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	28,205,378
Investments — affiliated issuers	1,007,644
Foreign currency translations	59,872
Forward foreign currency exchange contracts	3,461,225
Futures contracts	(2,499,110)
Options purchased	46,744
Swap contracts	1,402,936
Foreign capital gains tax	(47,325)
Net change in unrealized appreciation (depreciation)	31,637,364
Net realized and unrealized gain	52,847,052
Net increase in net assets resulting from operations	$59,491,653

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	27

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$6,644,601	$8,175,580
Net realized gain	21,209,688	12,806,330
Net change in unrealized appreciation (depreciation)	31,637,364	(3,888,343)
Net increase in net assets resulting from operations	59,491,653	17,093,567
Distributions to shareholders
Net investment income
Class A	(15,218,546)	—
Class B	(77,047)	—
Class C	(519,588)	—
Class K	(5,797)	—
Class R	(11,698)	—
Class R4	(2,976)	—
Class R5	(3,952)	—
Class T(a)	(68)	—
Class Z	(174,276)	—
Total distributions to shareholders	(16,013,948)	—
Decrease in net assets from capital stock activity	(67,023,943)	(79,997,674)
Total decrease in net assets	(23,546,238)	(62,904,107)
Net assets at beginning of year	643,797,810	706,701,917
Net assets at end of year	$620,251,572	$643,797,810
Undistributed (excess of distributions over) net investment income	$(3,949,797)	$11,297,873

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Global Opportunities Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b),(c)	1,678,640	20,413,071	1,945,950	22,174,387
Distributions reinvested	1,309,804	15,154,428	—	—
Redemptions	(8,929,822)	(107,931,654)	(8,257,168)	(94,405,048)
Net decrease	(5,941,378)	(72,364,155)	(6,311,218)	(72,230,661)
Class B
Subscriptions	403	4,672	1,329	14,796
Distributions reinvested	6,767	76,608	—	—
Redemptions (b),(c)	(457,791)	(5,523,913)	(609,419)	(6,788,062)
Net decrease	(450,621)	(5,442,633)	(608,090)	(6,773,266)
Class C
Subscriptions	316,204	3,723,603	257,785	2,865,025
Distributions reinvested	45,584	512,816	—	—
Redemptions	(584,328)	(6,894,552)	(483,083)	(5,373,294)
Net decrease	(222,540)	(2,658,133)	(225,298)	(2,508,269)
Class K
Distributions reinvested	493	5,727	—	—
Redemptions	(324)	(4,105)	(257)	(3,049)
Net increase (decrease)	169	1,622	(257)	(3,049)
Class R
Subscriptions	236,433	2,944,328	24,619	287,402
Distributions reinvested	388	4,457	—	—
Redemptions	(22,051)	(270,501)	(1,317)	(14,694)
Net increase	214,770	2,678,284	23,302	272,708
Class R4
Subscriptions	11,384	140,592	—	—
Distributions reinvested	249	2,900	—	—
Redemptions	(2,088)	(26,291)	(1,694)	(19,191)
Net increase (decrease)	9,545	117,201	(1,694)	(19,191)
Class R5
Subscriptions	50,425	643,948	293,670	3,347,871
Distributions reinvested	332	3,875	—	—
Redemptions	(6,938)	(85,958)	(285,368)	(3,374,184)
Net increase (decrease)	43,819	561,865	8,302	(26,313)
Class Y
Subscriptions	206	2,500	—	—
Net increase	206	2,500	—	—
Class Z
Subscriptions	1,536,590	18,582,970	304,556	3,421,935
Distributions reinvested	11,555	134,034	—	—
Redemptions	(704,212)	(8,637,498)	(186,739)	(2,131,568)
Net increase	843,933	10,079,506	117,817	1,290,367
Total net decrease	(5,502,097)	(67,023,943)	(6,997,136)	(79,997,674)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Opportunities Fund | Annual Report 2017	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$12.09	0.14	1.08	1.22	(0.32)	—
7/31/2016	$11.73	0.15	0.21	0.36	—	—
7/31/2015	$11.68	0.11	(0.06)	0.05	—	—
7/31/2014	$10.89	0.13	0.83	0.96	(0.17)	—
7/31/2013	$9.89	0.16	1.05	1.21	(0.21)	—
Class B
7/31/2017	$11.78	0.05	1.05	1.10	(0.24)	—
7/31/2016	$11.52	0.05	0.21	0.26	—	—
7/31/2015	$11.56	0.02	(0.06)	(0.04)	—	—
7/31/2014	$10.78	0.05	0.81	0.86	(0.08)	—
7/31/2013	$9.79	0.08	1.04	1.12	(0.13)	—
Class C
7/31/2017	$11.71	0.04	1.06	1.10	(0.24)	—
7/31/2016	$11.44	0.06	0.21	0.27	—	—
7/31/2015	$11.48	0.03	(0.07)	(0.04)	—	—
7/31/2014	$10.71	0.05	0.80	0.85	(0.08)	—
7/31/2013	$9.73	0.08	1.03	1.11	(0.13)	—
Class K
7/31/2017	$12.15	0.14	1.08	1.22	(0.33)	—
7/31/2016	$11.77	0.16	0.22	0.38	—	—
7/31/2015	$11.71	0.13	(0.07)	0.06	—	—
7/31/2014	$10.92	0.15	0.82	0.97	(0.18)	—
7/31/2013	$9.91	0.17	1.06	1.23	(0.22)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Global Opportunities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.32)	$12.99	10.43%	1.12%	1.12%	1.11%	103%	$571,392
—	$12.09	3.07%	1.14%	1.14% (c)	1.30%	127%	$603,849
—	$11.73	0.43%	1.15%	1.15%	0.98%	104%	$659,873
(0.17)	$11.68	8.84%	1.18%	1.18% (c)	1.16%	104%	$754,577
(0.21)	$10.89	12.35%	1.19%	1.15% (c)	1.52%	150%	$777,874

(0.24)	$12.64	9.53%	1.87%	1.87%	0.42%	103%	$3
—	$11.78	2.26%	1.89%	1.89% (c)	0.45%	127%	$5,312
—	$11.52	(0.35%)	1.90%	1.90%	0.21%	104%	$12,196
(0.08)	$11.56	8.04%	1.93%	1.93% (c)	0.40%	104%	$25,502
(0.13)	$10.78	11.56%	1.94%	1.90% (c)	0.78%	150%	$34,389

(0.24)	$12.57	9.59%	1.87%	1.87%	0.36%	103%	$26,322
—	$11.71	2.36%	1.89%	1.89% (c)	0.55%	127%	$27,133
—	$11.44	(0.35%)	1.90%	1.90%	0.23%	104%	$29,100
(0.08)	$11.48	8.00%	1.93%	1.93% (c)	0.41%	104%	$34,467
(0.13)	$10.71	11.55%	1.94%	1.90% (c)	0.77%	150%	$33,299

(0.33)	$13.04	10.39%	1.05%	1.05%	1.17%	103%	$230
—	$12.15	3.23%	1.05%	1.05%	1.40%	127%	$212
—	$11.77	0.51%	1.04%	1.04%	1.08%	104%	$209
(0.18)	$11.71	8.97%	1.04%	1.04%	1.30%	104%	$239
(0.22)	$10.92	12.55%	1.03%	1.02%	1.66%	150%	$232
Columbia Global Opportunities Fund | Annual Report 2017	31

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R
7/31/2017	$11.99	0.08	1.09	1.17	(0.29)	—
7/31/2016	$11.67	0.15	0.17	0.32	—	—
7/31/2015	$11.66	0.07	(0.06)	0.01	—	—
7/31/2014	$10.87	0.10	0.83	0.93	(0.14)	—
7/31/2013	$9.88	0.13	1.04	1.17	(0.18)	—
Class R4
7/31/2017	$12.17	0.16	1.09	1.25	(0.35)	—
7/31/2016	$11.77	0.17	0.23	0.40	—	—
7/31/2015	$11.71	0.17	(0.11)	0.06	—	—
7/31/2014	$10.92	0.15	0.83	0.98	(0.19)	—
7/31/2013 (d)	$10.06	0.15	0.86	1.01	(0.15)	—
Class R5
7/31/2017	$12.20	0.15	1.12	1.27	(0.36)	—
7/31/2016	$11.80	0.19	0.21	0.40	—	—
7/31/2015	$11.71	0.17	(0.08)	0.09	—	—
7/31/2014	$10.92	0.18	0.83	1.01	(0.22)	—
7/31/2013 (f)	$10.06	0.14	0.88	1.02	(0.16)	—
Class T(g)
7/31/2017	$12.05	0.12	1.08	1.20	(0.32)	—
7/31/2016	$11.70	0.14	0.21	0.35	—	—
7/31/2015	$11.66	0.11	(0.07)	0.04	—	—
7/31/2014 (h)	$11.77	0.00 (i)	(0.11) (j)	(0.11)	—	—
Class Y
7/31/2017 (k)	$12.11	0.07	0.87	0.94	—	—
Class Z
7/31/2017	$12.14	0.17	1.08	1.25	(0.35)	—
7/31/2016	$11.75	0.18	0.21	0.39	—	—
7/31/2015	$11.67	0.15	(0.07)	0.08	—	—
7/31/2014	$10.88	0.16	0.82	0.98	(0.19)	—
7/31/2013	$9.88	0.18	1.05	1.23	(0.23)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(h)	Class T shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(i)	Rounds to zero.
(j)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(k)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Global Opportunities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.29)	$12.87	10.08%	1.38%	1.38%	0.62%	103%	$3,086
—	$11.99	2.74%	1.39%	1.39% (c)	1.33%	127%	$299
—	$11.67	0.09%	1.48%	1.48%	0.65%	104%	$19
(0.14)	$11.66	8.63%	1.43%	1.43% (c)	0.90%	104%	$3
(0.18)	$10.87	11.99%	1.44%	1.40%	1.28%	150%	$5

(0.35)	$13.07	10.63%	0.88%	0.88%	1.27%	103%	$169
—	$12.17	3.40%	0.89%	0.89% (c)	1.51%	127%	$41
—	$11.77	0.51%	0.92%	0.92%	1.47%	104%	$60
(0.19)	$11.71	9.07%	0.98%	0.98% (c)	1.34%	104%	$3
(0.15)	$10.92	10.14%	0.93% (e)	0.92% (e)	1.98% (e)	150%	$3

(0.36)	$13.11	10.77%	0.83%	0.83%	1.24%	103%	$713
—	$12.20	3.39%	0.81%	0.81%	1.64%	127%	$128
—	$11.80	0.77%	0.80%	0.80%	1.44%	104%	$26
(0.22)	$11.71	9.31%	0.74%	0.74%	1.57%	104%	$3
(0.16)	$10.92	10.22%	0.83% (e)	0.81% (e)	1.82% (e)	150%	$3

(0.32)	$12.93	10.30%	1.12%	1.12%	1.10%	103%	$3
—	$12.05	2.99%	1.14%	1.14% (c)	1.29%	127%	$3
—	$11.70	0.34%	1.21%	1.21%	0.91%	104%	$2
—	$11.66	(0.93%)	1.17% (e)	1.17% (c),(e)	0.36% (e)	104%	$2

—	$13.05	7.76%	0.81% (e)	0.81% (e)	1.42% (e)	103%	$3

(0.35)	$13.04	10.66%	0.88%	0.88%	1.38%	103%	$18,332
—	$12.14	3.32%	0.89%	0.89% (c)	1.62%	127%	$6,820
—	$11.75	0.69%	0.90%	0.90%	1.25%	104%	$5,216
(0.19)	$11.67	9.11%	0.93%	0.93% (c)	1.41%	104%	$4,726
(0.23)	$10.88	12.65%	0.94%	0.90% (c)	1.75%	150%	$1,023
Columbia Global Opportunities Fund | Annual Report 2017	33

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Global Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
34	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Columbia Global Opportunities Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
July 31, 2017
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event
36	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts primarily for the purpose of gaining market exposure, to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Columbia Global Opportunities Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
July 31, 2017
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts primarily for the purpose of gaining market exposure to various currency, interest rate and equity markets, to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity market risk and to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
38	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
Columbia Global Opportunities Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
July 31, 2017
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to manage interest rate and market risk exposure to produce incremental earnings. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	266,298*
Equity risk	Net assets — unrealized appreciation on futures contracts	579,755*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	2,352,173
Interest rate risk	Net assets — unrealized appreciation on futures contracts	273,700*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	1,350,431*
Total		4,822,357

40	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Net assets — unrealized depreciation on futures contracts	574,786*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	621,031
Interest rate risk	Net assets — unrealized depreciation on futures contracts	2,886,181*
Total		4,081,998

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	994,964	994,964
Equity risk	—	(1,549,789)	(86,563)	—	(1,636,352)
Foreign exchange risk	(4,390,639)	—	(170,520)	—	(4,561,159)
Interest rate risk	—	3,032,255	(147,343)	2,691,318	5,576,230
Total	(4,390,639)	1,482,466	(404,426)	3,686,282	373,683

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	102,886	102,886
Equity risk	—	1,286,683	46,744	—	1,333,427
Foreign exchange risk	3,461,225	—	—	—	3,461,225
Interest rate risk	—	(3,785,793)	—	1,300,050	(2,485,743)
Total	3,461,225	(2,499,110)	46,744	1,402,936	2,411,795
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	200,318,700
Futures contracts — short	123,088,717
Credit default swap contracts — buy protection	51,775,000
Credit default swap contracts — sell protection	42,175,000

Derivative instrument	Average value ($)**
Options contracts — purchased	10,423

Columbia Global Opportunities Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
July 31, 2017
Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	2,822,031	(2,488,623)
Interest rate swap contracts	2,132,693	(34,755)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
42	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2017:
	Barclays ($)	Citi ($)	Credit Suisse ($)	HSBC ($)	Morgan Stanley ($)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	916,294	1,336,795	14,323	-	-	84,761	2,352,173
Liabilities
Centrally cleared credit default swap contracts (a)	-	-	-	-	33,358	-	33,358
Centrally cleared interest rate swap contracts (a)	-	-	-	-	5,795	-	5,795
Forward foreign currency exchange contracts	-	580,125	19,174	21,732	-	-	621,031
Total liabilities	-	580,125	19,174	21,732	39,153	-	660,184
Total financial and derivative net assets	916,294	756,670	(4,851)	(21,732)	(39,153)	84,761	1,691,989
Total collateral received (pledged) (b)	-	-	-	-	(39,153)	-	(39,153)
Net amount (c)	916,294	756,670	(4,851)	(21,732)	-	84,761	1,731,142

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Columbia Global Opportunities Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
July 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
44	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.00% on assets invested in Columbia proprietary funds, including exchange-traded funds, that pay an investment management fee to the Investment Manager, (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities, instruments and other assets not described above, including other funds advised by the Investment Manager that do not pay an management services fee, derivatives and individual securities. The effective management services fee rate for the year ended July 31, 2017 was 0.65% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Columbia Global Opportunities Fund | Annual Report 2017	45

Notes to Financial Statements  (continued)
July 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $2,288.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares.
46	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Class B	0.14
Class C	0.13
Class K	0.065
Class R	0.13
Class R4	0.13
Class R5	0.067
Class T	0.13
Class Y	0.025 (a)
Class Z	0.13

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, no minimum account balance fees were charged by the Fund.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,264,000 and $421,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	248,210
Class C	2,727
Columbia Global Opportunities Fund | Annual Report 2017	47

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	1.53%	1.37%
Class B	2.28	2.12
Class C	2.28	2.12
Class K	1.48	1.32
Class R	1.78	1.62
Class R4	1.28	1.12
Class R5	1.23	1.07
Class T	1.53	1.37
Class Y	1.18*	—
Class Z	1.28	1.12
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, tax straddles, swap investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities, foreign currency transactions and foreign capital gains tax. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(5,878,323)	5,878,322	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
48	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,013,948	—	16,013,948	—	—	—
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	—	(122,409,227)	61,807,260
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
581,472,733	71,876,919	(10,069,659)	61,807,260
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
101,201,205	21,208,022	—	—	122,409,227	26,400,940	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of July 31, 2017, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on August 1, 2017.
Late year ordinary losses ($)	Post-October capital losses ($)
253,135	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $576,618,767 and $766,718,659, respectively, for the year ended July 31, 2017, of which $387,524,634 and $415,198,430, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Columbia Global Opportunities Fund | Annual Report 2017	49

Notes to Financial Statements  (continued)
July 31, 2017
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
50	Columbia Global Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 91.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Global Opportunities Fund | Annual Report 2017	51

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Global Opportunities Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Opportunities Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
52	Columbia Global Opportunities Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction
46.08%	17.72%
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Columbia Global Opportunities Fund | Annual Report 2017	53

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
54	Columbia Global Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Global Opportunities Fund | Annual Report 2017	55

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
56	Columbia Global Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Global Opportunities Fund | Annual Report 2017	57

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
58	Columbia Global Opportunities Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Global Opportunities Fund | Annual Report 2017	59

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
60	Columbia Global Opportunities Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Global Opportunities Fund | Annual Report 2017	61

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
62	Columbia Global Opportunities Fund | Annual Report 2017

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Columbia Global Opportunities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN156_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Government Money Market Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Government Money Market Fund   |  Annual Report 2017

Columbia Government Money Market Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Government Money Market Fund (the Fund) seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.
Portfolio management
Leonard Aplet, CFA
John McColley
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A		10/06/75	0.06	0.02	0.44
Class B	Excluding sales charges	03/20/95	0.04	0.02	0.34
	Including sales charges		-4.96	-0.38	0.34
Class C	Excluding sales charges	06/26/00	0.09	0.03	0.35
	Including sales charges		-0.91	0.03	0.35
Class R*		08/03/09	0.10	0.03	0.46
Class R5		12/11/06	0.28	0.07	0.50
Class T	Excluding sales charges	12/01/06	0.04	0.02	0.43
	Including sales charges		-2.88	-0.57	0.14
Class Y*		03/01/17	0.24	0.06	0.46
Class Z*		04/30/10	0.10	0.03	0.45
Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The performance of different share classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
Prior to October 1, 2016, the Fund operated as a prime money market fund and invested in certain types of securities that the Fund is no longer permitted to hold to any significant extent (i.e., over 0.5% of total assets). Consequently, the performance information may have been different if the current investment limitations had been in effect during the period prior to the Fund’s conversion to a government money market fund.
The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2	Columbia Government Money Market Fund | Annual Report 2017

Fund at a Glance   (continued)
Portfolio breakdown (%) (at July 31, 2017)
Repurchase Agreements	11.9
Treasury Bills	1.8
U.S. Government & Agency Obligations	75.8
U.S. Treasury Obligations	10.5
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Columbia Government Money Market Fund | Annual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.30	1,021.22	3.57	3.61	0.72
Class B	1,000.00	1,000.00	1,000.10	1,021.17	3.62	3.66	0.73
Class C	1,000.00	1,000.00	1,000.60	1,021.47	3.32	3.36	0.67
Class R	1,000.00	1,000.00	1,000.70	1,021.57	3.22	3.26	0.65
Class R5	1,000.00	1,000.00	1,002.20	1,023.06	1.74	1.76	0.35
Class T (formerly Class W)	1,000.00	1,000.00	1,000.10	1,021.17	3.62	3.66	0.73
Class Y	1,000.00	1,000.00	1,002.10 (a)	1,023.16	1.37 (a)	1.66	0.33 (a)
Class Z	1,000.00	1,000.00	1,000.70	1,021.57	3.22	3.26	0.65
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Expenses paid and ratios shown for Class A, Class C, Class R, Class T and Class Z include recoupment of expenses waived in the prior six month period. Had the Investment Manager and its affiliates not limited the expenses of the Fund and excluded recoupment of expenses during the six months ended July 31, 2017, the annualized expense ratios would have been 0.52% for Class A, 1.27% for Class B, 0.52% for Class C, 0.52% for Class R, 0.52% for Class T and 0.52% for Class Z. The actual expenses
4	Columbia Government Money Market Fund | Annual Report 2017

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
paid would have been $2.58 for Class A, $6.30 for Class B, $2.58 for Class C, $2.58 for Class R, $2.58 for Class T and $2.58 for Class Z; the hypothetical expenses paid would have been $2.61 for Class A, $6.36 for Class B, $2.61 for Class C, $2.61 for Class R, $2.61 for Class T and $2.61 for Class Z. This expense limitation policy was not applied to Class R5 or Class Y for the six months ended July 31, 2017.
Columbia Government Money Market Fund | Annual Report 2017	5

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Repurchase Agreements 11.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party RBC Capital Markets LLC
dated 07/31/2017, matures 08/01/2017,
repurchase price $35,000,992 (collateralized by U.S. Treasury Securities, Total Market Value $35,700,038)
	1.020%	35,000,000	35,000,000
Tri-party TD Securities (USA) LLC
dated 07/31/2017, matures 08/01/2017,
repurchase price $50,001,431 (collateralized by U.S. Government Agencies, Total Market Value $51,000,028)
	1.030%	50,000,000	50,000,000
Total Repurchase Agreements (Cost $85,000,000)			85,000,000

Treasury Bills 1.7%

United States 1.7%
U.S. Treasury Bills
08/03/2017	0.620%	13,000,000	12,999,339
Total			12,999,339
Total Treasury Bills (Cost $12,999,339)			12,999,339

U.S. Government & Agency Obligations 70.3%

Federal Agricultural Mortgage Corp. Discount Notes
08/10/2017	0.930%	5,000,000	4,998,738
Federal Home Loan Banks(a)
01/25/2018	1.080%	30,000,000	30,000,000
Federal Home Loan Banks Discount Notes
08/01/2017	0.000%	12,200,000	12,200,000
08/02/2017	0.510%	10,000,000	9,999,718
08/03/2017	0.680%	6,000,000	5,999,667
08/04/2017	0.770%	27,000,000	26,997,715
08/07/2017	0.890%	30,000,000	29,994,900
08/08/2017	0.910%	15,000,000	14,997,025
08/09/2017	0.920%	47,000,000	46,989,307
08/10/2017	0.940%	15,000,000	14,996,137
08/11/2017	0.910%	25,000,000	24,993,111
U.S. Government & Agency Obligations (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
08/14/2017	0.960%	20,000,000	19,992,633
08/15/2017	0.970%	19,000,000	18,992,426
08/16/2017	0.970%	22,000,000	21,990,696
08/18/2017	0.970%	25,000,000	24,988,001
08/22/2017	0.990%	14,500,000	14,491,330
08/23/2017	0.990%	9,600,000	9,594,016
08/24/2017	1.010%	11,700,000	11,692,263
08/25/2017	0.990%	12,000,000	11,991,880
08/30/2017	1.010%	30,000,000	29,975,181
09/01/2017	1.010%	23,700,000	23,679,069
09/07/2017	1.010%	6,000,000	5,993,679
09/08/2017	1.020%	19,000,000	18,979,343
09/15/2017	1.030%	15,000,000	14,980,500
09/19/2017	1.020%	4,000,000	3,994,419
09/20/2017	1.020%	28,000,000	27,960,139
09/21/2017	1.030%	25,000,000	24,963,344
09/22/2017	1.020%	3,000,000	2,995,558
09/27/2017	0.750%	16,000,000	16,000,000
Tennessee Valley Authority Discount Notes
08/22/2017	1.000%	17,000,000	16,989,786
Total U.S. Government & Agency Obligations (Cost $542,410,581)			542,410,581

U.S. Treasury Obligations 9.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(a)
10/31/2017	1.352%	40,000,000	39,996,779
01/31/2018	1.456%	35,000,000	35,014,966
Total U.S. Treasury Obligations (Cost $75,011,745)			75,011,745

Total Investments (Cost: $715,421,665)	715,421,665
Other Assets & Liabilities, Net	56,200,802
Net Assets	771,622,467

Notes to Portfolio of Investments
(a)	Variable rate security.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Government Money Market Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Repurchase Agreements	—	85,000,000	—	85,000,000
Treasury Bills	—	12,999,339	—	12,999,339
U.S. Government & Agency Obligations	—	542,410,581	—	542,410,581
U.S. Treasury Obligations	—	75,011,745	—	75,011,745
Total Investments	—	715,421,665	—	715,421,665
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category represent certain short-term obligations which are valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2017	7

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$630,421,665
Repurchase agreements, at cost	85,000,000
Total investments, at cost	715,421,665
Investments, at value
Unaffiliated issuers, at value	630,421,665
Repurchase agreements, at value	85,000,000
Total investments, at value	715,421,665
Cash	40,553,941
Receivable for:
Capital shares sold	18,231,993
Interest	88,706
Prepaid expenses	5,982
Other assets	14,106
Total assets	774,316,393
Liabilities
Payable for:
Capital shares purchased	2,016,701
Distributions to shareholders	244,914
Management services fees	24,152
Distribution and/or service fees	1
Transfer agent fees	104,009
Compensation of board members	167,141
Other expenses	137,008
Total liabilities	2,693,926
Net assets applicable to outstanding capital stock	$771,622,467
Represented by
Paid in capital	771,778,351
Excess of distributions over net investment income	(155,884)
Total - representing net assets applicable to outstanding capital stock	$771,622,467
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Government Money Market Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$631,832,739
Shares outstanding	631,662,659
Net asset value per share	$1.00
Class B
Net assets	$10,019
Shares outstanding	10,000
Net asset value per share	$1.00
Class C
Net assets	$17,463,466
Shares outstanding	17,465,348
Net asset value per share	$1.00
Class R
Net assets	$5,183,781
Shares outstanding	5,184,754
Net asset value per share	$1.00
Class R5
Net assets	$1,438,524
Shares outstanding	1,438,439
Net asset value per share	$1.00
Class T(a)
Net assets	$31,620
Shares outstanding	31,621
Net asset value per share	$1.00
Maximum offering price per share(b)	$1.03
Class Y
Net assets	$664,421
Shares outstanding	664,418
Net asset value per share	$1.00
Class Z
Net assets	$114,997,897
Shares outstanding	115,016,451
Net asset value per share	$1.00

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2017	9

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Interest	$6,622,337
Total income	6,622,337
Expenses:
Management services fees	4,586,355
Distribution and/or service fees
Class B	4,725
Transfer agent fees
Class A	2,459,196
Class B	1,622
Class C	56,478
Class I(a)	34
Class R	13,029
Class R5	222
Class T(b)	174
Class Y(c)	50
Class Z	436,355
Compensation of board members	48,989
Custodian fees	14,179
Printing and postage fees	222,008
Registration fees	129,711
Audit fees	30,008
Legal fees	16,205
Compensation of chief compliance officer	328
Other	41,259
Total expenses	8,060,927
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,828,375)
Expense reduction	(3,505)
Total net expenses	6,229,047
Net investment income	393,290
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	26
Net realized gain	26
Net realized and unrealized gain	26
Net increase in net assets resulting from operations	$393,316

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Government Money Market Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017 (a)	Year Ended July 31, 2016
Operations
Net investment income	$393,290	$126,543
Net realized gain	26	376,966
Net increase in net assets resulting from operations	393,316	503,509
Distributions to shareholders
Net investment income
Class A	(260,666)	(113,509)
Class B	(47)	(132)
Class C	(12,282)	(2,467)
Class I(b)	(529)	(66)
Class R	(4,229)	(638)
Class R5	(3,304)	(123)
Class T(c)	(7)	(8)
Class Y	(1,285)	—
Class Z	(108,203)	(14,495)
Net realized gains
Class A	(313,203)	—
Class B	(215)	—
Class C	(7,030)	—
Class I(b)	(172)	—
Class R	(1,397)	—
Class R5	(314)	—
Class T(c)	(24)	—
Class Z	(52,795)	—
Total distributions to shareholders	(765,702)	(131,438)
Decrease in net assets from capital stock activity	(753,370,622)	(76,543,064)
Total decrease in net assets	(753,743,008)	(76,170,993)
Net assets at beginning of year	1,525,365,475	1,601,536,468
Net assets at end of year	$771,622,467	$1,525,365,475
Excess of distributions over net investment income	$(155,884)	$(159,629)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Government Money Market Fund | Annual Report 2017	11

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	1,119,303,849	1,119,303,851	1,438,478,681	1,438,478,682
Distributions reinvested	564,509	564,509	111,588	111,588
Redemptions	(1,816,953,053)	(1,816,971,936)	(1,533,207,361)	(1,533,207,588)
Net decrease	(697,084,695)	(697,103,576)	(94,617,092)	(94,617,318)
Class B(b)
Subscriptions	190,833	190,832	817,645	817,646
Distributions reinvested	240	240	101	101
Redemptions (c)	(1,242,265)	(1,241,193)	(2,232,023)	(2,231,798)
Net decrease	(1,051,192)	(1,050,121)	(1,414,277)	(1,414,051)
Class C
Subscriptions	15,489,784	15,489,784	28,981,291	28,981,291
Distributions reinvested	18,548	18,548	2,342	2,342
Redemptions	(22,174,859)	(22,174,458)	(30,700,462)	(30,700,462)
Net decrease	(6,666,527)	(6,666,126)	(1,716,829)	(1,716,829)
Class I(d)
Distributions reinvested	565	565	66	66
Redemptions	(662,566)	(663,055)	—	—
Net increase (decrease)	(662,001)	(662,490)	66	66
Class R
Subscriptions	9,706,526	9,706,528	7,769,789	7,769,789
Distributions reinvested	5,535	5,535	630	630
Redemptions	(10,432,586)	(10,432,173)	(8,521,255)	(8,521,255)
Net decrease	(720,525)	(720,110)	(750,836)	(750,836)
Class R5
Subscriptions	309,923	309,923	2,695,253	2,695,253
Distributions reinvested	3,614	3,614	123	123
Redemptions	(71,313)	(71,341)	(2,144,024)	(2,144,025)
Net increase	242,224	242,196	551,352	551,351
Class T(e)
Subscriptions	88,286	88,285	297,406	297,406
Distributions reinvested	28	28	8	8
Redemptions	(144,991)	(144,992)	(254,053)	(254,053)
Net increase (decrease)	(56,677)	(56,679)	43,361	43,361
Class Y(d)
Subscriptions	663,148	663,148	—	—
Distributions reinvested	1,270	1,270	—	—
Net increase	664,418	664,418	—	—
Class Z
Subscriptions	148,713,941	148,713,940	127,262,023	127,262,023
Distributions reinvested	155,476	155,476	12,326	12,326
Redemptions	(196,904,594)	(196,887,550)	(105,913,157)	(105,913,157)
Net increase (decrease)	(48,035,177)	(48,018,134)	21,361,192	21,361,192
Total net decrease	(753,370,152)	(753,370,622)	(76,543,063)	(76,543,064)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(e)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Government Money Market Fund | Annual Report 2017

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Columbia Government Money Market Fund | Annual Report 2017	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Class B
7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2015	$1.00	(0.00) (b)	0.00 (b)	(0.00) (b)	(0.00) (b)	—
7/31/2014	$1.00	(0.00) (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2013	$1.00	(0.00) (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Class C
7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Class R
7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Class R5
7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Government Money Market Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Net assets, end of period (000’s)

(0.00) (b)	$1.00	0.06%	0.67%	0.52% (c)	0.03%	$631,833
(0.00) (b)	$1.00	0.01%	0.67%	0.31% (c)	0.01%	$1,329,247
(0.00) (b)	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$1,423,534
(0.00) (b)	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$1,605,518
(0.00) (b)	$1.00	0.03%	0.80%	0.13% (c)	0.01%	$1,756,157

(0.00) (b)	$1.00	0.04%	1.43%	0.50% (c)	0.01%	$10
(0.00) (b)	$1.00	0.01%	1.42%	0.29% (c)	0.01%	$1,060
(0.00) (b)	$1.00	0.01%	1.47%	0.12% (c)	(0.01%)	$2,474
(0.00) (b)	$1.00	0.01%	1.53%	0.10% (c)	(0.01%)	$5,686
(0.00) (b)	$1.00	0.03%	1.55%	0.14% (c)	(0.00%) (b)	$9,860

(0.00) (b)	$1.00	0.09%	0.67%	0.52% (c)	0.05%	$17,463
(0.00) (b)	$1.00	0.01%	0.67%	0.31% (c)	0.01%	$24,137
(0.00) (b)	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$25,847
(0.00) (b)	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$28,023
(0.00) (b)	$1.00	0.03%	0.79%	0.13% (c)	0.00% (b)	$27,580

(0.00) (b)	$1.00	0.10%	0.66%	0.52% (c)	0.08%	$5,184
(0.00) (b)	$1.00	0.01%	0.67%	0.30% (c)	0.01%	$5,905
(0.00) (b)	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$6,655
(0.00) (b)	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$8,051
(0.00) (b)	$1.00	0.03%	0.78%	0.12% (c)	0.00% (b)	$6,904

(0.00) (b)	$1.00	0.28%	0.44%	0.35%	0.26%	$1,439
(0.00) (b)	$1.00	0.01%	0.43%	0.31%	0.01%	$1,197
(0.00) (b)	$1.00	0.01%	0.43%	0.10%	0.01%	$645
(0.00) (b)	$1.00	0.01%	0.44%	0.09%	0.01%	$499
(0.00) (b)	$1.00	0.03%	0.44%	0.13%	0.01%	$640
Columbia Government Money Market Fund | Annual Report 2017	15

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class T(d)
7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
Class Y
7/31/2017 (e)	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
Class Z
7/31/2017	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)
7/31/2016	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2015	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2014	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	—
7/31/2013	$1.00	0.00 (b)	0.00 (b)	0.00 (b)	(0.00) (b)	(0.00) (b)

Notes to Financial Highlights
(a)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(b)	Rounds to zero.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(e)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Government Money Market Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets	Total net expense ratio to average net assets(a)	Net investment income (loss) ratio to average net assets	Net assets, end of period (000’s)

(0.00) (b)	$1.00	0.04%	0.69%	0.52% (c)	0.01%	$32
(0.00) (b)	$1.00	0.01%	0.67%	0.35% (c)	0.01%	$88
(0.00) (b)	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$45
(0.00) (b)	$1.00	0.01%	0.79%	0.10% (c)	0.00% (b)	$50
(0.00) (b)	$1.00	0.03%	0.80%	0.12% (c)	0.01%	$2,073

(0.00) (b)	$1.00	0.21%	0.45% (f)	0.33% (f)	0.55% (f)	$664

(0.00) (b)	$1.00	0.10%	0.67%	0.52% (c)	0.06%	$114,998
(0.00) (b)	$1.00	0.01%	0.67%	0.32% (c)	0.01%	$163,069
(0.00) (b)	$1.00	0.01%	0.71%	0.11% (c)	0.01%	$141,674
(0.00) (b)	$1.00	0.01%	0.78%	0.09% (c)	0.01%	$143,541
(0.00) (b)	$1.00	0.03%	0.80%	0.13% (c)	0.01%	$129,435
Columbia Government Money Market Fund | Annual Report 2017	17

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Government Money Market Fund (formerly known as Columbia Money Market Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective October 1, 2016, Columbia Money Market Fund was renamed Columbia Government Money Market Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge (CDSC).
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which
18	Columbia Government Money Market Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities in the Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met, including that the Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market-based net asset value per share of the Fund. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively. The Board of Trustees has established procedures intended to stabilize the Fund’s net asset value for purposes of purchases and redemptions of Fund shares at $1.00 per share. These procedures include determinations, at such intervals as the Board of Trustees deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2017:
	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	35,000,000	50,000,000	85,000,000
Total financial and derivative net assets	35,000,000	50,000,000	85,000,000
Total collateral received (pledged)(a)	35,000,000	50,000,000	85,000,000
Net amount(b)	—	—	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Columbia Government Money Market Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
July 31, 2017
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
20	Columbia Government Money Market Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.39% to 0.18% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.38% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $3,431.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each
Columbia Government Money Market Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
July 31, 2017
share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares and Class I shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.25
Class B	0.26
Class C	0.25
Class I	0.005 (a),(b)
Class R	0.24
Class R5	0.018
Class T	0.26
Class Y	0.021 (c)
Class Z	0.25

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
(c)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $36,602. The liability remaining at July 31, 2017 for non-recurring charges associated with the lease amounted to $19,138 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at July 31, 2017 is recorded as a part of other assets in the Statement of Assets and Liabilities at a cost of $3,719, which approximates the fair value of the ownership interest.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $3,505.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to Class A and Class T shares, and a fee at an annual rate of up to 0.85%, 0.75% and 0.50% of the Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively. For the year ended July 31, 2017, the Fund did not pay fees for Class A, Class C, Class R and Class T shares. For Class B shares, of the 0.85% fee, up to 0.75% is reimbursed for distribution expenses. For the year ended July 31, 2017, the Fund paid fees equal to 0.75% of the 0.85% for Class B shares.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,884,000 and $1,031,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
22	Columbia Government Money Market Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Sales charges (unaudited)
CDSCs received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	3,932
Class B	1
Class C	8,193
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through November 30, 2017
Class A	0.62%
Class B	1.27
Class C	1.27
Class R	0.77
Class R5	0.38
Class T	0.62
Class Y	0.33*
Class Z	0.52
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition, from time to time, the Investment Manager and its affiliates may waive or absorb expenses of the Fund for the purposes of allowing the Fund to avoid a negative net yield or to increase the Fund’s positive net yield. The Fund’s yield would be negative if Fund expenses exceed Fund income. Any such expense limitation is voluntary and may be revised or terminated at any time without notice. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
Columbia Government Money Market Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
July 31, 2017
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
1,007	(1,007)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
389,571	376,131	765,702	130,603	835	131,438
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
254,889	—	—	—
At July 31, 2017, the cost of investments for federal income tax purposes was $715,421,665.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 6. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
24	Columbia Government Money Market Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Government money market fund risk
Although government money market funds (such as the Fund) may seek to preserve the value of shareholders’ investment at $1.00 per share, the net asset values of such money market fund shares can fall, and in infrequent cases in the past have fallen, below $1.00 per share, potentially causing shareholders who redeem their shares at such net asset values to lose money from their original investment.
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund and cause the net asset value of Fund shares to fall below $1.00 per share. Additionally, in some cases, the default of a single portfolio security could cause the net asset value of Fund shares to fall below $1.00 per share. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
It is possible that, during periods of low prevailing interest rates or otherwise, the income from portfolio securities may be less than the amount needed to pay ongoing Fund operating expenses and may prevent payment of any dividends or distributions to Fund shareholders or cause the net asset value of Fund shares to fall below $1.00 per share. In such cases, the Fund may reduce or eliminate the payment of such dividends or distributions or seek to reduce certain of its operating expenses. There is no guarantee that such actions would enable the Fund to maintain a constant net asset value of $1.00 per share.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 74.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 7. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 8. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
Columbia Government Money Market Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
July 31, 2017
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Government Money Market Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Government Money Market Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Government Money Market Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Government Money Market Fund | Annual Report 2017	27

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
28	Columbia Government Money Market Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Government Money Market Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
30	Columbia Government Money Market Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Government Money Market Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
32	Columbia Government Money Market Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Government Money Market Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Government Money Market Fund | Annual Report 2017	33

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, Costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
34	Columbia Government Money Market Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Government Money Market Fund | Annual Report 2017	35

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
36	Columbia Government Money Market Fund | Annual Report 2017

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Government Money Market Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN200_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Income Opportunities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Income Opportunities Fund   |  Annual Report 2017

Columbia Income Opportunities Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Income Opportunities Fund (the Fund) seeks to provide shareholders with a high total return through current income and capital appreciation.
Portfolio management
Brian Lavin, CFA
Manager
Managed Fund since 2003
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	8.37	5.59	7.12
	Including sales charges		3.26	4.56	6.59
Class B	Excluding sales charges	06/19/03	7.38	4.76	6.30
	Including sales charges		2.38	4.43	6.30
Class C	Excluding sales charges	06/19/03	7.58	4.84	6.36
	Including sales charges		6.58	4.84	6.36
Class K		06/19/03	8.49	5.72	7.31
Class R*		09/27/10	8.11	5.33	6.85
Class R4*		11/08/12	8.63	5.83	7.24
Class R5*		11/08/12	8.76	5.94	7.29
Class T*	Excluding sales charges	09/27/10	8.39	5.61	7.12
	Including sales charges		5.66	5.08	6.85
Class Y*		03/07/11	8.82	6.04	7.40
Class Z*		09/27/10	8.65	5.85	7.31
BofAML BB-B US Cash Pay High Yield Constrained Index			9.64	6.46	7.55
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bank of America Merrill Lynch (the BofAML) BB-B US Cash Pay High Yield Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Income Opportunities Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2017)
Common Stocks	0.0 (a)
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	92.5
Foreign Government Obligations	0.8
Money Market Funds	5.0
Senior Loans	1.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2017)
Not rated	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Income Opportunities Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2017, the Fund’s Class A shares returned 8.37% excluding sales charges. The Fund underperformed its benchmark, the unmanaged BofAML BB-B US Cash Pay High Yield Constrained Index, which returned 9.64% for the same time period. While absolute gains were strong during the period, both overall security selection and industry allocation detracted slightly from the Fund’s relative results.
All high-yield sectors posted favorable performance
High-yield bonds, measured by the BofAML BB-B US Cash Pay High Yield Constrained Index, performed well over the 12-month period ended July 31, 2017, as lower quality issues outperformed. Total returns by rating category for the period were 8.49%, 11.19% and 21.03% for BB, B and CCC issuers, respectively. All high-yield sectors saw positive performance over the past 12 months as transportation, energy, financial services, telecommunications and basic industry issues returned 17.3%, 15.4%, 14.7%, 13.5%, and 13.4%, respectively. Underperforming high-yield sectors relative to the benchmark included retail, utilities, health care and consumer goods, with returns of 4.0%, 7.5%, 7.6% and 7.8%, respectively. High-yield market returns were driven by continued global central bank accommodation, supportive supply/demand, and strong returns in commodity-related sectors and lower rated credits. Notably, 10 of the past 12 months saw positive returns for the high-yield market.
Markets took U.S. Federal Reserve comments and rate increases in stride during the period. U.S. economic data and corporate earnings were mixed during the third quarter of 2016, but became more supportive entering the fourth quarter and into early 2017. More recently, economic data was mixed, with employment trends continuing to be strong, but retail and inflation data disappointing. Conversely, corporate earnings have been stronger than expected in 2017.
Globally, the percentage of debt securities with negative yields peaked just under 25% during the summer of 2016, creating a global search for yield that spurred significant demand for the high-yield asset class, and led to a supportive technical environment. While the percentage of negative-yielding debt declined over the period, investors continued to search for yield. At the same time, an increasing percentage of high-yield new issuance was used for refinancing, leading to a squeeze on new supply to the market.
For the period, the high-yield market quickly moved past political uncertainty created by the “Brexit” referendum, and yield spreads between corporate bonds of higher and lower quality narrowed to begin the third quarter of 2016. In reaction to Donald Trump’s surprising election victory last November, high-yield bond returns declined, driven primarily by a sharp increase in U.S. Treasury yields. However, the high-yield market ultimately bounced back on expectations for near-term pro-growth policies from the new administration, including personal and corporate tax reductions and an infrastructure spending plan.
Security selection marginally detracted from relative returns
Underperformance over the 12-month period was driven primarily by security selection. That said, there were notable offsetting allocation impacts. Overweights to energy-exploration and production, telecom-wireless and gas distribution (midstream), and underweights to retailers, generated relative gains. These gains were offset by an overweight to pharmaceuticals and underweight allocations to metals and mining and oil field equipment and services. Security selection was strongest within pharmaceuticals, chemicals, metals and mining, packaging and gaming. Security selection was weaker within telecom-wireless, energy-exploration and production, software/services and gas distribution (midstream).
At period end
While fundamental factors within the high-yield asset class remained solid at period end, we believe that the significant spread tightening within the high-yield market over the past 12 months has diminished total return opportunity, as the market was more fully valued and quality spreads were compressed at the close of the reporting period.
The Fund was positioned defensively at the close of the period. From an industry perspective, the Fund was underweight in the automotive, banking, basic industry, retail, technology and electronics and transportation sectors. Overweights included consumer goods, health care, media and leisure. As always, we will maintain our disciplined credit selection process, based on strong fundamental analysis and rigorous risk management, as we seek to take advantage of opportunities in the high-yield marketplace.
4	Columbia Income Opportunities Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because a loan, bond or other investment may be called, prepaid or redeemed before maturity and similar yielding investments may not be available for purchase. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the fund more vulnerable to unfavorable developments in the sector. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Income Opportunities Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.40	1,019.49	5.42	5.36	1.07
Class B	1,000.00	1,000.00	1,038.80	1,015.77	9.20	9.10	1.82
Class C	1,000.00	1,000.00	1,040.60	1,015.77	9.21	9.10	1.82
Class K	1,000.00	1,000.00	1,045.00	1,020.03	4.87	4.81	0.96
Class R	1,000.00	1,000.00	1,043.20	1,018.25	6.69	6.61	1.32
Class R4	1,000.00	1,000.00	1,045.70	1,020.73	4.16	4.11	0.82
Class R5	1,000.00	1,000.00	1,045.20	1,021.27	3.60	3.56	0.71
Class T (formerly Class W)	1,000.00	1,000.00	1,044.50	1,019.49	5.42	5.36	1.07
Class Y	1,000.00	1,000.00	1,045.50	1,021.57	3.30	3.26	0.65
Class Z	1,000.00	1,000.00	1,045.70	1,020.73	4.16	4.11	0.82
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Income Opportunities Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks —%
Issuer	Shares	Value ($)
Consumer Discretionary —%
Media —%
Haights Cross Communications, Inc.(a),(b),(c)	275,078	0
Loral Space & Communications, Inc.(b)	101	4,702
Ziff Davis Holdings, Inc.(a),(b)	6,107	61
Total		4,763
Total Consumer Discretionary		4,763
Industrials —%
Commercial Services & Supplies —%
Quad/Graphics, Inc.	1,124	25,245
Total Industrials		25,245
Utilities —%
Independent Power and Renewable Electricity Producers —%
Calpine Corp. Escrow(a),(b),(c)	23,187,000	0
Total Utilities		0
Total Common Stocks (Cost $3,133,670)		30,008

Convertible Bonds —%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wirelines —%
At Home Corp.(a),(c),(d)
Subordinated
06/12/2015	0.000%	3,896,787	0
Total Convertible Bonds (Cost $—)			0

Corporate Bonds & Notes 89.6%

Aerospace & Defense 1.2%
Bombardier, Inc.(e)
12/01/2021	8.750%	4,042,000	4,584,315
TransDigm, Inc.
05/15/2025	6.500%	3,677,000	3,868,359
06/15/2026	6.375%	13,747,000	14,359,085
Total			22,811,759
Automotive 0.3%
Gates Global LLC/Co.(e)
07/15/2022	6.000%	1,158,000	1,183,243
IHO Verwaltungs GmbH PIK(e)
09/15/2023	4.500%	1,200,000	1,236,162
09/15/2026	4.750%	3,689,000	3,769,642
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lear Corp. Escrow Bond(a),(c)
12/01/2017	8.750%	1,595,000	0
Total			6,189,047
Banking 0.9%
Ally Financial, Inc.
11/01/2031	8.000%	10,422,000	12,954,556
Popular, Inc.
07/01/2019	7.000%	3,474,000	3,673,898
Total			16,628,454
Brokerage/Asset Managers/Exchanges 0.1%
Virtu Financial(e)
06/15/2022	6.750%	1,270,000	1,334,395
Building Materials 0.8%
American Builders & Contractors Supply Co., Inc.(e)
04/15/2021	5.625%	5,642,000	5,797,804
12/15/2023	5.750%	1,841,000	1,953,811
Beacon Roofing Supply, Inc.
10/01/2023	6.375%	2,779,000	3,004,574
CD&R Waterworks Merger Sub LLC(e),(f)
08/15/2025	6.125%	1,102,000	1,124,116
HD Supply, Inc.(e)
04/15/2024	5.750%	2,787,000	2,982,865
Total			14,863,170
Cable and Satellite 10.1%
Altice US Finance I Corp.(e)
07/15/2023	5.375%	15,300,000	16,065,337
05/15/2026	5.500%	8,368,000	8,859,093
CCO Holdings LLC/Capital Corp.(e)
05/01/2025	5.375%	6,519,000	6,920,310
02/15/2026	5.750%	8,985,000	9,669,477
05/01/2026	5.500%	106,000	112,648
05/01/2027	5.125%	3,752,000	3,877,306
05/01/2027	5.875%	5,846,000	6,277,563
CSC Holdings LLC(e)
10/15/2025	6.625%	22,872,000	25,347,642
04/15/2027	5.500%	4,789,000	5,084,304
DISH DBS Corp.
11/15/2024	5.875%	5,420,000	5,888,987
07/01/2026	7.750%	18,970,000	22,720,521
Quebecor Media, Inc. Escrow Bond(a),(e)
01/15/2049	9.750%	1,885,000	39,397
Sirius XM Radio, Inc.(e)
04/15/2025	5.375%	6,433,000	6,755,499
07/15/2026	5.375%	1,663,000	1,742,681
08/01/2027	5.000%	6,695,000	6,831,873

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unitymedia Hessen GmbH & Co. KG NRW(e)
01/15/2025	5.000%	16,445,000	17,333,655
Videotron Ltd./Ltee(e)
04/15/2027	5.125%	5,532,000	5,686,348
Virgin Media Secured Finance PLC(e)
01/15/2026	5.250%	17,388,000	18,099,708
08/15/2026	5.500%	4,893,000	5,175,566
Ziggo Secured Finance BV(e)
01/15/2027	5.500%	11,043,000	11,407,927
Total			183,895,842
Chemicals 2.5%
Angus Chemical Co.(e)
02/15/2023	8.750%	6,093,000	6,260,570
Axalta Coating Systems LLC(e)
08/15/2024	4.875%	4,749,000	4,907,061
Chemours Co. (The)
05/15/2023	6.625%	3,577,000	3,837,724
05/15/2025	7.000%	1,551,000	1,729,312
05/15/2027	5.375%	1,467,000	1,546,261
INEOS Group Holdings SA(e)
08/01/2024	5.625%	5,203,000	5,380,349
Koppers, Inc.(e)
02/15/2025	6.000%	2,101,000	2,240,080
Platform Specialty Products Corp.(e)
05/01/2021	10.375%	5,033,000	5,561,465
02/01/2022	6.500%	3,470,000	3,601,249
PQ Corp.(e)
11/15/2022	6.750%	7,000,000	7,576,618
SPCM SA(e)
09/15/2025	4.875%	2,650,000	2,723,477
Venator Finance SARL/Materials LLC(e)
07/15/2025	5.750%	864,000	888,534
Total			46,252,700
Construction Machinery 1.0%
Ritchie Bros. Auctioneers, Inc.(e)
01/15/2025	5.375%	1,844,000	1,933,526
United Rentals North America, Inc.
09/15/2026	5.875%	5,603,000	6,027,041
05/15/2027	5.500%	8,091,000	8,520,891
United Rentals North America, Inc.(f)
01/15/2028	4.875%	2,293,000	2,296,912
Total			18,778,370
Consumer Cyclical Services 2.5%
APX Group, Inc.
12/01/2022	7.875%	21,067,000	22,900,250
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
IHS Markit Ltd.(e)
11/01/2022	5.000%	4,561,000	4,900,854
02/15/2025	4.750%	10,708,000	11,281,328
Interval Acquisition Corp.
04/15/2023	5.625%	6,179,000	6,412,683
Total			45,495,115
Consumer Products 1.9%
American Greetings Corp.(e)
02/15/2025	7.875%	880,000	958,599
Prestige Brands, Inc.(e)
03/01/2024	6.375%	5,335,000	5,727,496
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,652,000	7,150,854
12/15/2026	5.250%	2,320,000	2,444,999
Spectrum Brands, Inc.
07/15/2025	5.750%	6,924,000	7,418,214
Springs Industries, Inc.
06/01/2021	6.250%	7,380,000	7,599,806
Tempur Sealy International, Inc.
10/15/2023	5.625%	2,626,000	2,742,153
Valvoline, Inc.(e)
07/15/2024	5.500%	946,000	1,004,309
Total			35,046,430
Diversified Manufacturing 1.1%
Entegris, Inc.(e)
04/01/2022	6.000%	6,615,000	6,908,633
SPX FLOW, Inc.(e)
08/15/2024	5.625%	1,680,000	1,740,833
08/15/2026	5.875%	3,931,000	4,072,956
WESCO Distribution, Inc.
06/15/2024	5.375%	3,540,000	3,719,181
Zekelman Industries, Inc.(e)
06/15/2023	9.875%	2,993,000	3,395,223
Total			19,836,826
Electric 2.5%
AES Corp. (The)
05/15/2026	6.000%	1,976,000	2,127,589
Calpine Corp.
01/15/2025	5.750%	6,240,000	5,825,608
Dynegy, Inc.
11/01/2024	7.625%	3,990,000	3,969,795
NRG Energy, Inc.
01/15/2027	6.625%	8,574,000	8,807,581

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRG Yield Operating LLC
08/15/2024	5.375%	8,769,000	9,195,603
09/15/2026	5.000%	8,001,000	8,126,304
Pattern Energy Group, Inc.(e)
02/01/2024	5.875%	6,974,000	7,359,062
Total			45,411,542
Finance Companies 2.9%
Aircastle Ltd.
02/15/2022	5.500%	2,071,000	2,250,467
04/01/2023	5.000%	3,889,000	4,139,028
iStar, Inc.
04/01/2022	6.000%	2,739,000	2,825,774
Navient Corp.
01/25/2022	7.250%	5,777,000	6,349,784
06/15/2022	6.500%	2,421,000	2,579,532
03/25/2024	6.125%	2,529,000	2,624,386
10/25/2024	5.875%	3,496,000	3,572,349
OneMain Financial Holdings LLC(e)
12/15/2019	6.750%	2,500,000	2,614,537
12/15/2021	7.250%	7,458,000	7,835,129
Park Aerospace Holdings Ltd.(e)
08/15/2022	5.250%	1,273,000	1,298,511
02/15/2024	5.500%	3,970,000	4,051,119
Provident Funding Associates LP/Finance Corp.(e)
06/15/2025	6.375%	2,951,000	3,053,592
Quicken Loans, Inc.(e)
05/01/2025	5.750%	5,620,000	5,895,565
Springleaf Finance Corp.
05/15/2022	6.125%	3,392,000	3,571,047
Total			52,660,820
Food and Beverage 2.2%
B&G Foods, Inc.
04/01/2025	5.250%	5,659,000	5,881,348
FAGE International SA/USA Dairy Industry, Inc.(e)
08/15/2026	5.625%	5,215,000	5,375,664
Lamb Weston Holdings, Inc.(e)
11/01/2024	4.625%	2,632,000	2,737,519
11/01/2026	4.875%	4,640,000	4,815,322
Pinnacle Foods Finance LLC/Corp.
01/15/2024	5.875%	850,000	913,172
Post Holdings, Inc.(e)
03/01/2025	5.500%	1,927,000	2,032,659
08/15/2026	5.000%	9,994,000	10,257,562
03/01/2027	5.750%	6,955,000	7,392,727
Total			39,405,973
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 5.6%
Boyd Gaming Corp.
05/15/2023	6.875%	4,851,000	5,239,783
04/01/2026	6.375%	2,856,000	3,111,092
Eldorado Resorts, Inc.
04/01/2025	6.000%	2,894,000	3,093,472
GLP Capital LP/Financing II, Inc.
04/15/2026	5.375%	6,621,000	7,216,585
International Game Technology PLC(e)
02/15/2022	6.250%	3,401,000	3,720,419
02/15/2025	6.500%	11,405,000	12,590,903
Jack Ohio Finance LLC/1 Corp.(e)
11/15/2021	6.750%	2,524,000	2,647,128
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,915,000	3,175,272
09/01/2026	4.500%	2,800,000	2,827,650
MGM Resorts International
10/01/2020	6.750%	5,487,000	6,091,788
12/15/2021	6.625%	12,546,000	14,123,697
Penn National Gaming, Inc.(e)
01/15/2027	5.625%	3,776,000	3,908,927
Rivers Pittsburgh Borrower LP/Finance Corp.(e)
08/15/2021	6.125%	1,774,000	1,807,992
Scientific Games International, Inc.(e)
01/01/2022	7.000%	17,215,000	18,350,983
Seminole Tribe of Florida, Inc.(e)
10/01/2020	6.535%	6,125,000	6,287,864
10/01/2020	7.804%	2,245,000	2,307,591
Tunica-Biloxi Gaming Authority(b),(d),(e)
11/15/2016	0.000%	5,481,000	2,082,780
Wynn Las Vegas LLC/Capital Corp.(e)
05/15/2027	5.250%	2,860,000	2,920,686
Total			101,504,612
Health Care 6.1%
Acadia Healthcare Co., Inc.
03/01/2024	6.500%	5,648,000	6,094,328
Change Healthcare Holdings LLC/Finance, Inc.(e)
03/01/2025	5.750%	6,773,000	7,010,563
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	10,092,000	10,342,150
DaVita, Inc.
05/01/2025	5.000%	4,700,000	4,772,671
Envision Healthcare Corp.(e)
12/01/2024	6.250%	4,294,000	4,632,122

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HCA, Inc.
04/15/2025	5.250%	20,863,000	22,619,414
06/15/2026	5.250%	11,696,000	12,649,809
02/15/2027	4.500%	3,887,000	3,977,855
Hologic, Inc.(e)
07/15/2022	5.250%	5,537,000	5,851,535
MEDNAX, Inc.(e)
12/01/2023	5.250%	4,274,000	4,403,806
MPH Acquisition Holdings LLC(e)
06/01/2024	7.125%	7,654,000	8,290,047
Quintiles IMS, Inc.(e)
05/15/2023	4.875%	4,621,000	4,800,064
Teleflex, Inc.
06/01/2026	4.875%	1,661,000	1,721,974
Tenet Healthcare Corp.(e)
07/15/2024	4.625%	9,720,000	9,711,534
05/01/2025	5.125%	4,784,000	4,810,924
Total			111,688,796
Healthcare Insurance 1.5%
Centene Corp.
02/15/2024	6.125%	1,758,000	1,910,598
01/15/2025	4.750%	15,255,000	15,920,835
Molina Healthcare, Inc.(e)
06/15/2025	4.875%	2,917,000	2,964,935
WellCare Health Plans, Inc.
04/01/2025	5.250%	6,433,000	6,781,611
Total			27,577,979
Home Construction 1.1%
CalAtlantic Group, Inc.
11/15/2024	5.875%	2,630,000	2,852,958
06/01/2026	5.250%	2,350,000	2,440,212
06/15/2027	5.000%	1,999,000	2,038,504
Lennar Corp.
04/30/2024	4.500%	2,881,000	2,995,733
Meritage Homes Corp.
04/01/2022	7.000%	1,600,000	1,818,539
06/01/2025	6.000%	3,069,000	3,296,075
Meritage Homes Corp.(e)
06/06/2027	5.125%	1,767,000	1,790,696
Taylor Morrison Communities, Inc./Holdings II(e)
03/01/2024	5.625%	3,500,000	3,714,550
Total			20,947,267
Independent Energy 6.1%
Callon Petroleum Co.
10/01/2024	6.125%	3,263,000	3,388,687
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Callon Petroleum Co.(e)
10/01/2024	6.125%	789,000	815,267
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	6,207,000	6,168,206
Continental Resources, Inc.
06/01/2024	3.800%	2,989,000	2,777,095
CrownRock LP/Finance, Inc.(e)
02/15/2023	7.750%	11,418,000	12,201,629
Diamondback Energy, Inc.
05/31/2025	5.375%	7,583,000	7,821,508
Extraction Oil & Gas, Inc.(e),(f)
05/15/2024	7.375%	3,026,000	3,126,285
Extraction Oil & Gas, Inc./Finance Corp.(e)
07/15/2021	7.875%	3,808,000	3,983,629
Halcon Resources Corp.(e)
02/15/2025	6.750%	373,000	380,780
Laredo Petroleum, Inc.
03/15/2023	6.250%	9,757,000	10,015,316
Parsley Energy LLC/Finance Corp.(e)
01/15/2025	5.375%	6,410,000	6,543,559
08/15/2025	5.250%	8,474,000	8,611,635
PDC Energy, Inc.(e)
09/15/2024	6.125%	6,174,000	6,404,395
RSP Permian, Inc.(e)
01/15/2025	5.250%	11,110,000	11,276,339
SM Energy Co.
09/15/2026	6.750%	10,355,000	10,297,416
Whiting Petroleum Corp.
04/01/2023	6.250%	3,011,000	2,835,374
WPX Energy, Inc.
01/15/2022	6.000%	14,758,000	15,149,397
Total			111,796,517
Leisure 0.5%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millenium Operations LLC(e)
04/15/2027	5.375%	5,602,000	5,913,819
Live Nation Entertainment, Inc.(e)
11/01/2024	4.875%	2,720,000	2,786,142
Total			8,699,961
Lodging 1.0%
Hilton Domestic Operating Co., Inc.(e)
09/01/2024	4.250%	5,201,000	5,277,642
Hilton Grand Vacations Borrower LLC/Inc.(e)
12/01/2024	6.125%	2,736,000	2,988,095

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Playa Resorts Holding BV(e)
08/15/2020	8.000%	10,006,000	10,439,640
Total			18,705,377
Media and Entertainment 3.7%
AMC Networks, Inc.
04/01/2024	5.000%	2,715,000	2,798,348
Match Group, Inc.
06/01/2024	6.375%	6,683,000	7,305,695
MDC Partners, Inc.(e)
05/01/2024	6.500%	6,758,000	6,812,415
Netflix, Inc.
02/15/2025	5.875%	8,179,000	9,177,083
Netflix, Inc.(e)
11/15/2026	4.375%	16,374,000	16,574,008
Nielsen Luxembourg SARL(e)
02/01/2025	5.000%	7,921,000	8,163,565
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	9,926,000	10,392,175
Univision Communications, Inc.(e)
02/15/2025	5.125%	5,494,000	5,505,263
Ziff Davis Media, Inc.(a),(c),(d)
12/15/2011	0.000%	753,352	0
Total			66,728,552
Metals and Mining 3.4%
Alcoa Nederland Holding BV(e)
09/30/2024	6.750%	1,484,000	1,635,737
09/30/2026	7.000%	2,229,000	2,482,228
Freeport-McMoRan, Inc.
03/01/2022	3.550%	1,809,000	1,762,767
03/15/2023	3.875%	4,517,000	4,370,604
11/14/2024	4.550%	10,627,000	10,369,019
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(e)
12/15/2023	7.375%	4,184,000	4,525,619
HudBay Minerals, Inc.(e)
01/15/2023	7.250%	1,772,000	1,921,876
01/15/2025	7.625%	3,528,000	3,870,516
Novelis Corp.(e)
08/15/2024	6.250%	2,909,000	3,112,735
09/30/2026	5.875%	8,886,000	9,362,796
Teck Resources Ltd.
07/15/2041	6.250%	17,093,000	18,558,383
Total			61,972,280
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 6.7%
Andeavor Logistics LP/Finance Corp.
10/15/2022	6.250%	1,855,000	1,974,811
05/01/2024	6.375%	4,108,000	4,469,722
01/15/2025	5.250%	11,341,000	12,128,428
Cheniere Corpus Christi Holdings LLC(e)
06/30/2027	5.125%	4,866,000	5,062,878
Delek Logistics Partners LP(e)
05/15/2025	6.750%	3,649,000	3,694,613
Energy Transfer Equity LP
06/01/2027	5.500%	17,301,000	18,174,493
Hiland Partners Holdings LLC/Finance Corp.(e)
05/15/2022	5.500%	7,536,000	7,855,029
Holly Energy Partners LP/Finance Corp.(e)
08/01/2024	6.000%	3,510,000	3,656,683
NGPL PipeCo LLC(e),(f)
08/15/2022	4.375%	1,653,000	1,699,355
08/15/2027	4.875%	5,886,000	6,055,611
NuStar Logistics LP
04/28/2027	5.625%	3,998,000	4,239,251
Tallgrass Energy Partners LP/Finance Corp.(e)
09/15/2024	5.500%	3,247,000	3,318,593
Targa Resources Partners LP/Finance Corp.
03/15/2024	6.750%	6,118,000	6,623,879
Targa Resources Partners LP/Finance Corp.(e)
02/01/2027	5.375%	17,916,000	18,591,326
Williams Companies, Inc. (The)
06/24/2024	4.550%	23,239,000	24,033,820
Total			121,578,492
Oil Field Services 0.0%
Trinidad Drilling Ltd.(e)
02/15/2025	6.625%	832,000	784,556
Other Financial Institutions 0.1%
FTI Consulting, Inc.
11/15/2022	6.000%	2,378,000	2,468,490
Other Industry 0.2%
Booz Allen Hamilton, Inc.(e)
05/01/2025	5.125%	507,000	505,651
KAR Auction Services, Inc.(e)
06/01/2025	5.125%	3,115,000	3,246,796
Total			3,752,447

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other REIT 0.3%
CyrusOne LP/Finance Corp.(e)
03/15/2024	5.000%	2,426,000	2,518,661
03/15/2027	5.375%	2,426,000	2,555,352
Total			5,074,013
Packaging 3.1%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(e)
05/15/2024	7.250%	11,745,000	12,998,908
02/15/2025	6.000%	9,796,000	10,445,719
Berry Plastics Corp.
10/15/2022	6.000%	3,350,000	3,566,852
07/15/2023	5.125%	8,530,000	8,948,883
Owens-Brockway Glass Container, Inc.(e)
08/15/2023	5.875%	4,679,000	5,182,016
08/15/2025	6.375%	3,482,000	3,925,955
Reynolds Group Issuer, Inc./LLC(e)
07/15/2023	5.125%	10,633,000	11,169,552
Total			56,237,885
Pharmaceuticals 2.6%
Endo Finance LLC/Finco, Inc.(e)
10/15/2024	5.875%	4,382,000	4,534,292
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(e)
08/01/2023	6.375%	8,739,000	9,262,859
Mallinckrodt International Finance SA/CB LLC(e)
04/15/2025	5.500%	2,832,000	2,612,141
Valeant Pharmaceuticals International, Inc.(e)
05/15/2023	5.875%	13,768,000	11,882,211
03/15/2024	7.000%	17,409,000	18,541,960
Total			46,833,463
Property & Casualty 0.0%
Lumbermens Mutual Casualty Co.(d),(e)
12/01/2097	0.000%	4,600,000	2,406
Subordinated
12/01/2037	0.000%	180,000	28
Lumbermens Mutual Casualty Co.(d)
Subordinated
07/01/2026	0.000%	9,865,000	11,483
Total			13,917
Restaurants 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.(e)
05/15/2024	4.250%	5,209,000	5,234,681
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(e)
06/01/2026	5.250%	4,423,000	4,684,315
06/01/2027	4.750%	2,684,000	2,762,665
Total			12,681,661
Retailers 1.3%
Asbury Automotive Group, Inc.
12/15/2024	6.000%	4,940,000	5,072,086
Group 1 Automotive, Inc.
06/01/2022	5.000%	2,233,000	2,286,737
Group 1 Automotive, Inc.(e)
12/15/2023	5.250%	2,542,000	2,555,353
L Brands, Inc.
11/01/2035	6.875%	5,496,000	5,276,627
Lithia Motors, Inc.(e)
08/01/2025	5.250%	850,000	876,064
Penske Automotive Group, Inc.
12/01/2024	5.375%	2,002,000	2,013,157
05/15/2026	5.500%	3,619,000	3,632,329
PetSmart, Inc.(e)
06/01/2025	5.875%	2,429,000	2,336,443
Total			24,048,796
Technology 5.5%
Camelot Finance SA(e)
10/15/2024	7.875%	3,633,000	3,953,311
CDK Global, Inc.(e)
06/01/2027	4.875%	2,057,000	2,114,053
Equinix, Inc.
01/15/2026	5.875%	19,753,000	21,711,530
First Data Corp.(e)
01/15/2024	5.750%	10,507,000	11,079,800
Gartner, Inc.(e)
04/01/2025	5.125%	8,223,000	8,695,748
Microsemi Corp.(e)
04/15/2023	9.125%	2,945,000	3,387,863
MSCI, Inc.(e)
08/15/2025	5.750%	2,990,000	3,235,763
08/01/2026	4.750%	3,710,000	3,858,782
NXP BV/Funding LLC(e)
09/01/2022	3.875%	6,540,000	6,791,228
PTC, Inc.
05/15/2024	6.000%	5,969,000	6,436,044
Qualitytech LP/Finance Corp.
08/01/2022	5.875%	10,007,000	10,451,581
Symantec Corp.(e)
04/15/2025	5.000%	6,123,000	6,407,750

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
VeriSign, Inc.
05/01/2023	4.625%	2,202,000	2,260,853
04/01/2025	5.250%	7,160,000	7,655,200
VeriSign, Inc.(e)
07/15/2027	4.750%	3,161,000	3,207,697
Total			101,247,203
Transportation Services 1.0%
Avis Budget Car Rental LLC/Finance, Inc.(e)
03/15/2025	5.250%	7,973,000	7,774,392
Hertz Corp. (The)(e)
06/01/2022	7.625%	9,917,000	9,796,955
Total			17,571,347
Wireless 5.4%
SBA Communications Corp.
09/01/2024	4.875%	19,080,000	19,828,547
SFR Group SA(e)
05/15/2022	6.000%	8,978,000	9,390,503
05/01/2026	7.375%	9,152,000	9,909,575
Sprint Capital Corp.
11/15/2028	6.875%	4,550,000	4,956,160
Sprint Communications, Inc.(e)
03/01/2020	7.000%	8,698,000	9,489,170
Sprint Corp.
06/15/2024	7.125%	5,553,000	6,128,063
02/15/2025	7.625%	17,050,000	19,229,161
T-Mobile USA, Inc.
01/15/2026	6.500%	18,062,000	20,089,857
Total			99,021,036
Wirelines 3.7%
CenturyLink, Inc.
04/01/2024	7.500%	14,490,000	15,757,629
Frontier Communications Corp.
09/15/2022	10.500%	675,000	634,922
01/15/2023	7.125%	5,000,000	4,079,485
01/15/2025	6.875%	2,282,000	1,801,838
09/15/2025	11.000%	12,080,000	11,058,322
Level 3 Communications, Inc.
12/01/2022	5.750%	1,786,000	1,853,957
Level 3 Financing, Inc.(g)
01/15/2018	4.939%	1,728,000	1,728,988
Level 3 Financing, Inc.
02/01/2023	5.625%	2,494,000	2,598,441
01/15/2024	5.375%	3,137,000	3,298,148
03/15/2026	5.250%	2,707,000	2,875,378
Telecom Italia Capital SA
09/30/2034	6.000%	5,479,000	6,035,628
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Telecom Italia SpA(e)
05/30/2024	5.303%	1,862,000	2,051,777
Zayo Group LLC/Capital, Inc.(e)
01/15/2027	5.750%	13,118,000	13,905,303
Total			67,679,816
Total Corporate Bonds & Notes (Cost $1,563,179,760)			1,637,224,906

Foreign Government Obligations(h) 0.8%

Canada 0.6%
NOVA Chemicals Corp.(e)
06/01/2024	4.875%	1,857,000	1,871,592
05/01/2025	5.000%	6,898,000	6,921,012
06/01/2027	5.250%	1,919,000	1,925,780
Total			10,718,384
United Arab Emirates 0.2%
DAE Funding LLC(e),(f)
08/01/2024	5.000%	3,640,000	3,715,119
Total Foreign Government Obligations (Cost $14,574,347)			14,433,503

Senior Loans 1.6%
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Consumer Products 0.6%
Serta Simmons Holdings, LLC(g),(i)
2nd Lien Term Loan
11/08/2024	9.179%	10,408,765	10,378,371
Diversified Manufacturing 0.0%
Accudyne Industries Borrower SCA/LLC(g),(i)
Term Loan
12/13/2019	4.234%	986,689	986,334
Independent Energy 0.3%
Chesapeake Energy Corp.(g),(i)
Tranche A Term Loan
08/23/2021	8.686%	4,626,447	4,963,021
Technology 0.7%
Ascend Learning LLC(g),(i),(j)
Term Loan
07/12/2024	0.000%	1,428,000	1,439,153
Greeneden US Holdings I LLC(g),(i)
Tranche B1 Term Loan
12/01/2023	5.007%	2,357,155	2,373,372

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Senior Loans (continued)
Borrower	Weighted Average Coupon	Principal Amount ($)	Value ($)
Hyland Software, Inc.(g),(i)
Tranche 1 1st Lien Term Loan
07/01/2022	4.484%	913,279	923,553
Information Resources, Inc.(g),(i)
1st Lien Term Loan
01/18/2024	5.477%	8,872,763	8,935,582
Total			13,671,660
Total Senior Loans (Cost $29,456,553)			29,999,386
Money Market Funds 4.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(k),(l)	89,135,533	89,135,533
Total Money Market Funds (Cost $89,133,677)		89,135,533
Total Investments (Cost: $1,699,478,007)		1,770,823,336
Other Assets & Liabilities, Net		56,859,801
Net Assets		1,827,683,137

At July 31, 2017, securities and/or cash totaling $1,009,700 were pledged as collateral.
Investments in derivatives
Futures contracts outstanding at July 31, 2017
Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(878)	USD	(110,531,969)	09/2017	—	(61,182)
Notes to Portfolio of Investments
(a)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At July 31, 2017, the value of these securities amounted to $39,458, which represents less than 0.01% of net assets.
(b)	Non-income producing investment.
(c)	Negligible market value.
(d)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At July 31, 2017, the value of these securities amounted to $2,096,697, which represents 0.11% of net assets.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $882,392,323, which represents 48.28% of net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	Variable rate security.
(h)	Principal and interest may not be guaranteed by the government.
(i)	Senior loans have interest rates that float periodically based primarily on the London Interbank Offered Rate (“LIBOR”) and other short-term rates. The interest rate shown reflects the weighted average coupon as of July 31, 2017. The interest rate shown for senior loans purchased on a when-issued or delayed delivery basis, if any, reflects an estimated average coupon. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted.
(j)	Represents a security purchased on a forward commitment basis.
(k)	The rate shown is the seven-day current annualized yield at July 31, 2017.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	138,121,016	1,371,238,308	(1,420,223,791)	89,135,533	20,458	855,172	89,135,533
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Opportunities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Consumer Discretionary	4,702	—	61	—	4,763
Industrials	25,245	—	—	—	25,245
Utilities	—	—	0*	—	0*
Total Common Stocks	29,947	—	61	—	30,008
Convertible Bonds	—	—	0*	—	0*
Corporate Bonds & Notes	—	1,637,185,509	39,397	—	1,637,224,906
Foreign Government Obligations	—	14,433,503	—	—	14,433,503
Senior Loans	—	29,999,386	—	—	29,999,386
Money Market Funds	—	—	—	89,135,533	89,135,533
Total Investments	29,947	1,681,618,398	39,458	89,135,533	1,770,823,336
Derivatives
Liability
Futures Contracts	(61,182)	—	—	—	(61,182)

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds, convertible bonds and common stocks classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the liquidation of company assets or potential actions related to the respective company’s bankruptcy filing. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in the bankruptcy filings would result in a directionally similar change to estimates of future distributions
Certain corporate bonds and common stocks classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, trades of similar securities, single market quotations from broker dealers, estimated earnings of the respective company, market multiples derived from a set of comparable companies, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Opportunities Fund | Annual Report 2017

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$(89,133,677)
Affiliated issuers, at cost	89,133,677
Investments, at value
Unaffiliated issuers, at value	1,681,687,803
Affiliated issuers, at value	89,135,533
Total investments, at value	1,770,823,336
Cash	4,272
Margin deposits	1,009,700
Receivable for:
Investments sold	43,219,743
Investments sold on a delayed delivery basis	494,570
Capital shares sold	29,764,413
Dividends	88,433
Interest	23,333,137
Foreign tax reclaims	134,658
Variation margin for futures contracts	54,875
Prepaid expenses	9,429
Trustees’ deferred compensation plan	30,431
Total assets	1,868,966,997
Liabilities
Payable for:
Investments purchased	1,994,303
Investments purchased on a delayed delivery basis	19,145,761
Capital shares purchased	12,393,897
Distributions to shareholders	7,060,623
Management services fees	92,923
Distribution and/or service fees	17,717
Transfer agent fees	169,132
Plan administration fees	19
Compensation of board members	217,261
Other expenses	161,793
Trustees’ deferred compensation plan	30,431
Total liabilities	41,283,860
Net assets applicable to outstanding capital stock	$1,827,683,137
Represented by
Paid in capital	1,802,272,557
Excess of distributions over net investment income	(658,416)
Accumulated net realized loss	(45,215,151)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	71,343,473
Investments - affiliated issuers	1,856
Futures contracts	(61,182)
Total - representing net assets applicable to outstanding capital stock	$1,827,683,137
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	17

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$503,166,665
Shares outstanding	50,037,102
Net asset value per share	$10.06
Maximum offering price per share(a)	$10.56
Class B
Net assets	$10,161
Shares outstanding	1,013
Net asset value per share	$10.03
Class C
Net assets	$88,881,144
Shares outstanding	8,846,712
Net asset value per share	$10.05
Class K
Net assets	$913,754
Shares outstanding	90,601
Net asset value per share	$10.09
Class R
Net assets	$1,597,825
Shares outstanding	158,835
Net asset value per share	$10.06
Class R4
Net assets	$11,488,055
Shares outstanding	1,138,458
Net asset value per share	$10.09
Class R5
Net assets	$99,507,365
Shares outstanding	9,867,798
Net asset value per share	$10.08
Class T(b)
Net assets	$189,859
Shares outstanding	18,878
Net asset value per share	$10.06
Maximum offering price per share(c)	$10.32
Class Y
Net assets	$348,643,878
Shares outstanding	34,611,465
Net asset value per share	$10.07
Class Z
Net assets	$773,284,431
Shares outstanding	76,725,553
Net asset value per share	$10.08

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Opportunities Fund | Annual Report 2017

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$1,332
Dividends — affiliated issuers	855,172
Interest	137,894,437
Total income	138,750,941
Expenses:
Management services fees	15,524,274
Distribution and/or service fees
Class A	2,888,428
Class B	30,155
Class C	964,011
Class R	8,158
Class T(a)	3,276
Transfer agent fees
Class A	2,406,381
Class B	6,282
Class C	186,028
Class I(b)	8,289
Class K	383
Class R	3,103
Class R4	20,085
Class R5	64,202
Class T(a)	2,847
Class Y	11,947
Class Z	1,512,144
Plan administration fees
Class K	1,564
Compensation of board members	72,869
Custodian fees	33,999
Printing and postage fees	260,886
Registration fees	201,832
Audit fees	36,030
Legal fees	26,935
Compensation of chief compliance officer	589
Other	(84,830)
Total expenses	24,189,867
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(584,582)
Expense reduction	(620)
Total net expenses	23,604,665
Net investment income	115,146,276
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	65,584,896
Investments — affiliated issuers	20,458
Futures contracts	(2,668,620)
Swap contracts	1,463,787
Net realized gain	64,400,521
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	15,502,429
Investments — affiliated issuers	1,856
Futures contracts	399,664
Net change in unrealized appreciation (depreciation)	15,903,949
Net realized and unrealized gain	80,304,470
Net increase in net assets resulting from operations	$195,450,746

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	19

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$115,146,276	$131,148,547
Net realized gain (loss)	64,400,521	(109,492,629)
Net change in unrealized appreciation (depreciation)	15,903,949	60,936,518
Net increase in net assets resulting from operations	195,450,746	82,592,436
Distributions to shareholders
Net investment income
Class A	(50,250,924)	(70,424,058)
Class B	(108,908)	(211,187)
Class C	(3,516,358)	(3,869,536)
Class I(a)	(10,535,473)	(23,127,186)
Class K	(28,427)	(24,331)
Class R	(67,918)	(49,243)
Class R4	(492,575)	(267,448)
Class R5	(5,131,663)	(2,377,160)
Class T(b)	(56,987)	(254,837)
Class Y	(5,771,650)	(203,462)
Class Z	(37,212,596)	(34,196,772)
Net realized gains
Class A	—	(10,420,098)
Class B	—	(40,828)
Class C	—	(717,393)
Class I(a)	—	(3,553,586)
Class K	—	(4,341)
Class R	—	(7,669)
Class R4	—	(26,272)
Class R5	—	(527,943)
Class T(b)	—	(42,457)
Class Y	—	(6,292)
Class Z	—	(5,339,920)
Total distributions to shareholders	(113,173,479)	(155,692,019)
Decrease in net assets from capital stock activity	(987,585,064)	(297,953,875)
Total decrease in net assets	(905,307,797)	(371,053,458)
Net assets at beginning of year	2,732,990,934	3,104,044,392
Net assets at end of year	$1,827,683,137	$2,732,990,934
Excess of distributions over net investment income	$(658,416)	$(2,787,950)

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Income Opportunities Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(a)
Subscriptions (b)	26,184,744	257,593,420	62,699,803	592,184,418
Distributions reinvested	4,884,596	48,097,861	8,127,491	77,089,252
Redemptions	(137,820,324)	(1,350,793,905)	(77,669,683)	(738,048,248)
Net decrease	(106,750,984)	(1,045,102,624)	(6,842,389)	(68,774,578)
Class B(a)
Subscriptions	2,288	22,422	10,954	102,526
Distributions reinvested	9,161	90,146	21,508	203,882
Redemptions (b)	(450,649)	(4,459,820)	(299,812)	(2,857,720)
Net decrease	(439,200)	(4,347,252)	(267,350)	(2,551,312)
Class C
Subscriptions	733,600	7,210,775	1,257,037	11,925,459
Distributions reinvested	326,924	3,226,685	431,071	4,086,338
Redemptions	(2,371,936)	(23,419,667)	(2,081,896)	(19,693,607)
Net decrease	(1,311,412)	(12,982,207)	(393,788)	(3,681,810)
Class I(c)
Subscriptions	1,767,680	17,247,547	9,661,414	92,302,122
Distributions reinvested	961,557	9,451,760	2,808,587	26,674,073
Redemptions	(38,575,098)	(377,759,211)	(28,105,804)	(269,408,517)
Net decrease	(35,845,861)	(351,059,904)	(15,635,803)	(150,432,322)
Class K
Subscriptions	59,917	596,665	12,850	123,661
Distributions reinvested	2,819	27,988	2,956	28,148
Redemptions	(26,530)	(261,266)	(25,349)	(236,672)
Net increase (decrease)	36,206	363,387	(9,543)	(84,863)
Class R
Subscriptions	93,042	920,385	60,889	577,114
Distributions reinvested	6,155	60,842	5,831	55,342
Redemptions	(87,766)	(866,857)	(27,788)	(257,832)
Net increase	11,431	114,370	38,932	374,624
Class R4
Subscriptions	1,070,536	10,624,614	1,457,808	13,477,780
Distributions reinvested	49,629	492,042	30,770	293,127
Redemptions	(991,572)	(9,842,914)	(856,458)	(7,882,910)
Net increase	128,593	1,273,742	632,120	5,887,997
Class R5
Subscriptions	12,054,574	119,015,326	14,050,495	134,989,953
Distributions reinvested	514,774	5,101,565	304,767	2,904,502
Redemptions	(10,471,429)	(103,143,613)	(8,964,858)	(85,333,490)
Net increase	2,097,919	20,973,278	5,390,404	52,560,965
Class T(d)
Subscriptions	12,435	121,606	131,355	1,247,694
Distributions reinvested	5,760	56,554	31,312	296,777
Redemptions	(249,643)	(2,449,767)	(490,579)	(4,674,544)
Net decrease	(231,448)	(2,271,607)	(327,912)	(3,130,073)
Class Y(c)
Subscriptions	37,191,823	364,889,999	1,214,725	11,207,079
Distributions reinvested	576,996	5,770,864	6,739	64,046
Redemptions	(3,360,404)	(33,461,821)	(1,063,004)	(10,166,612)
Net increase	34,408,415	337,199,042	158,460	1,104,513
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Opportunities Fund | Annual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	113,373,336	1,113,004,905	20,085,080	190,443,980
Distributions reinvested	1,818,426	18,054,189	1,264,895	12,030,505
Redemptions	(107,452,204)	(1,062,804,383)	(35,125,510)	(331,701,501)
Net increase (decrease)	7,739,558	68,254,711	(13,775,535)	(129,227,016)
Total net decrease	(100,156,783)	(987,585,064)	(31,032,404)	(297,953,875)

(a)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Income Opportunities Fund | Annual Report 2017

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Columbia Income Opportunities Fund | Annual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$9.70	0.44	0.35	0.79	(0.43)	—
7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)
7/31/2015	$10.08	0.44	(0.13)	0.31	(0.44)	(0.03)
7/31/2014	$9.96	0.48	0.12	0.60	(0.48)	—
7/31/2013	$9.78	0.50	0.18	0.68	(0.50)	—
Class B
7/31/2017	$9.69	0.37	0.33	0.70	(0.36)	—
7/31/2016	$9.91	0.37	(0.14)	0.23	(0.38)	(0.07)
7/31/2015	$10.07	0.36	(0.13)	0.23	(0.36)	(0.03)
7/31/2014	$9.95	0.40	0.13	0.53	(0.41)	—
7/31/2013	$9.77	0.43	0.18	0.61	(0.43)	—
Class C
7/31/2017	$9.69	0.37	0.35	0.72	(0.36)	—
7/31/2016	$9.91	0.37	(0.14)	0.23	(0.38)	(0.07)
7/31/2015	$10.07	0.36	(0.13)	0.23	(0.36)	(0.03)
7/31/2014	$9.95	0.41	0.12	0.53	(0.41)	—
7/31/2013	$9.77	0.44	0.18	0.62	(0.44)	—
Class K
7/31/2017	$9.73	0.45	0.36	0.81	(0.45)	—
7/31/2016	$9.95	0.45	(0.14)	0.31	(0.46)	(0.07)
7/31/2015	$10.11	0.45	(0.13)	0.32	(0.45)	(0.03)
7/31/2014	$9.99	0.49	0.13	0.62	(0.50)	—
7/31/2013	$9.81	0.52	0.18	0.70	(0.52)	—
Class R
7/31/2017	$9.70	0.42	0.35	0.77	(0.41)	—
7/31/2016	$9.92	0.41	(0.13)	0.28	(0.43)	(0.07)
7/31/2015	$10.08	0.41	(0.13)	0.28	(0.41)	(0.03)
7/31/2014	$9.96	0.45	0.13	0.58	(0.46)	—
7/31/2013	$9.78	0.48	0.18	0.66	(0.48)	—
Class R4
7/31/2017	$9.73	0.47	0.35	0.82	(0.46)	—
7/31/2016	$9.95	0.46	(0.13)	0.33	(0.48)	(0.07)
7/31/2015	$10.11	0.47	(0.14)	0.33	(0.46)	(0.03)
7/31/2014	$9.99	0.50	0.13	0.63	(0.51)	—
7/31/2013 (e)	$9.95	0.38	0.04	0.42	(0.38)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Income Opportunities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.43)	$10.06	8.37%	1.10% (c)	1.06% (c),(d)	4.45%	53%	$503,167
(0.52)	$9.70	3.29%	1.13%	1.07% (d)	4.63%	53%	$1,520,106
(0.47)	$9.92	3.10%	1.12%	1.07% (d)	4.37%	61%	$1,622,952
(0.48)	$10.08	6.18%	1.13%	1.08% (d)	4.73%	65%	$1,632,562
(0.50)	$9.96	7.10%	1.11%	1.08% (d)	4.98%	59%	$1,515,539

(0.36)	$10.03	7.38%	1.85% (c)	1.81% (c),(d)	3.71%	53%	$10
(0.45)	$9.69	2.52%	1.88%	1.82% (d)	3.88%	53%	$4,265
(0.39)	$9.91	2.33%	1.87%	1.82% (d)	3.62%	61%	$7,014
(0.41)	$10.07	5.39%	1.88%	1.83% (d)	4.01%	65%	$11,315
(0.43)	$9.95	6.30%	1.84%	1.82% (d)	4.30%	59%	$17,685

(0.36)	$10.05	7.58%	1.83% (c)	1.81% (c),(d)	3.71%	53%	$88,881
(0.45)	$9.69	2.51%	1.88%	1.82% (d)	3.89%	53%	$98,405
(0.39)	$9.91	2.33%	1.87%	1.82% (d)	3.63%	61%	$104,568
(0.41)	$10.07	5.45%	1.88%	1.78% (d)	4.04%	65%	$115,050
(0.44)	$9.95	6.46%	1.85%	1.67% (d)	4.44%	59%	$128,766

(0.45)	$10.09	8.49%	0.95%	0.95%	4.57%	53%	$914
(0.53)	$9.73	3.42%	0.95%	0.95%	4.76%	53%	$529
(0.48)	$9.95	3.24%	0.94%	0.94%	4.51%	61%	$636
(0.50)	$10.11	6.33%	0.94%	0.94%	4.85%	65%	$941
(0.52)	$9.99	7.23%	0.94%	0.94%	5.16%	59%	$649

(0.41)	$10.06	8.11%	1.33% (c)	1.31% (c),(d)	4.22%	53%	$1,598
(0.50)	$9.70	3.03%	1.38%	1.32% (d)	4.39%	53%	$1,430
(0.44)	$9.92	2.84%	1.37%	1.32% (d)	4.13%	61%	$1,076
(0.46)	$10.08	5.92%	1.38%	1.33% (d)	4.48%	65%	$1,003
(0.48)	$9.96	6.83%	1.35%	1.32% (d)	4.80%	59%	$943

(0.46)	$10.09	8.63%	0.83% (c)	0.81% (c),(d)	4.71%	53%	$11,488
(0.55)	$9.73	3.55%	0.89%	0.82% (d)	4.94%	53%	$9,824
(0.49)	$9.95	3.35%	0.87%	0.82% (d)	4.64%	61%	$3,759
(0.51)	$10.11	6.45%	0.88%	0.83% (d)	4.93%	65%	$2,500
(0.38)	$9.99	4.25%	0.92% (f)	0.83% (d),(f)	5.28% (f)	59%	$216
Columbia Income Opportunities Fund | Annual Report 2017	25

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
7/31/2017	$9.72	0.48	0.35	0.83	(0.47)	—
7/31/2016	$9.95	0.47	(0.14)	0.33	(0.49)	(0.07)
7/31/2015	$10.11	0.48	(0.13)	0.35	(0.48)	(0.03)
7/31/2014	$9.99	0.51	0.14	0.65	(0.53)	—
7/31/2013 (g)	$9.95	0.38	0.05	0.43	(0.39)	—
Class T(h)
7/31/2017	$9.70	0.45	0.35	0.80	(0.44)	—
7/31/2016	$9.92	0.44	(0.14)	0.30	(0.45)	(0.07)
7/31/2015	$10.08	0.44	(0.13)	0.31	(0.44)	(0.03)
7/31/2014	$9.95	0.47	0.14	0.61	(0.48)	—
7/31/2013	$9.77	0.50	0.18	0.68	(0.50)	—
Class Y(i)
7/31/2017	$9.71	0.48	0.36	0.84	(0.48)	—
7/31/2016	$9.93	0.47	(0.13)	0.34	(0.49)	(0.07)
7/31/2015	$10.09	0.48	(0.13)	0.35	(0.48)	(0.03)
7/31/2014	$9.97	0.52	0.13	0.65	(0.53)	—
7/31/2013	$9.79	0.55	0.18	0.73	(0.55)	—
Class Z
7/31/2017	$9.72	0.47	0.35	0.82	(0.46)	—
7/31/2016	$9.94	0.46	(0.13)	0.33	(0.48)	(0.07)
7/31/2015	$10.10	0.47	(0.14)	0.33	(0.46)	(0.03)
7/31/2014	$9.98	0.50	0.13	0.63	(0.51)	—
7/31/2013	$9.80	0.53	0.18	0.71	(0.53)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

	Class A	Class B	Class C	Class R	Class R4	Class T
07/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Income Opportunities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.47)	$10.08	8.76%	0.70%	0.70%	4.82%	53%	$99,507
(0.56)	$9.72	3.57%	0.70%	0.70%	4.99%	53%	$75,552
(0.51)	$9.95	3.50%	0.69%	0.69%	4.77%	61%	$23,669
(0.53)	$10.11	6.59%	0.68%	0.68%	5.00%	65%	$11,756
(0.39)	$9.99	4.34%	0.75% (f)	0.75% (f)	5.50% (f)	59%	$12,784

(0.44)	$10.06	8.39%	1.11% (c)	1.06% (c),(d)	4.50%	53%	$190
(0.52)	$9.70	3.29%	1.14%	1.07% (d)	4.66%	53%	$2,427
(0.47)	$9.92	3.10%	1.12%	1.07% (d)	4.39%	61%	$5,737
(0.48)	$10.08	6.29%	1.13%	1.08% (d)	4.71%	65%	$12,712
(0.50)	$9.95	7.10%	1.10%	1.07% (d)	5.01%	59%	$9,804

(0.48)	$10.07	8.82%	0.65%	0.65%	4.82%	53%	$348,644
(0.56)	$9.71	3.72%	0.65%	0.65%	4.98%	53%	$1,972
(0.51)	$9.93	3.55%	0.63%	0.63%	4.76%	61%	$443
(0.53)	$10.09	6.65%	0.64%	0.64%	5.17%	65%	$12,272
(0.55)	$9.97	7.56%	0.64%	0.64%	5.48%	59%	$11,852

(0.46)	$10.08	8.65%	0.84%	0.82% (d)	4.77%	53%	$773,284
(0.55)	$9.72	3.55%	0.88%	0.82% (d)	4.88%	53%	$670,496
(0.49)	$9.94	3.36%	0.87%	0.82% (d)	4.62%	61%	$822,892
(0.51)	$10.10	6.44%	0.88%	0.83% (d)	4.99%	65%	$841,227
(0.53)	$9.98	7.36%	0.85%	0.82% (d)	5.30%	59%	$938,744
Columbia Income Opportunities Fund | Annual Report 2017	27

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Income Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
28	Columbia Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Income Opportunities Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate
30	Columbia Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage cash flows. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
Columbia Income Opportunities Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	1,463,787	1,463,787
Interest rate risk	(2,668,620)	—	(2,668,620)
Total	(2,668,620)	1,463,787	(1,204,833)

32	Columbia Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	399,664
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	96,334,860*
Credit default swap contracts — sell protection	5,449,591**

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2017.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
Columbia Income Opportunities Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
July 31, 2017
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment in kind is recorded as income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
34	Columbia Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.62% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $5,847.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Income Opportunities Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.21
Class B	0.21
Class C	0.19
Class I	0.002 (a),(b)
Class K	0.061
Class R	0.19
Class R4	0.19
Class R5	0.060
Class T	0.22
Class Y	0.010
Class Z	0.19

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
36	Columbia Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $620.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,804,000 and $1,027,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	326,358
Class B	614
Class C	4,554
Columbia Income Opportunities Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	1.07%	1.07%
Class B	1.82	1.82
Class C	1.82	1.82
Class K	0.96	0.95
Class R	1.32	1.32
Class R4	0.82	0.82
Class R5	0.71	0.70
Class T	1.07	1.07
Class Y	0.66	0.65
Class Z	0.82	0.82
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, swap investments, capital loss carryforwards, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
156,737	(156,738)	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
38	Columbia Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
113,173,479	—	113,173,479	135,104,193	20,587,826	155,692,019
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
7,164,425	—	(44,543,124)	70,606,943
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,700,216,393	86,118,288	(15,511,345)	70,606,943
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	36,665,967	7,877,157	44,543,124	64,703,949	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,230,473,943 and $2,201,685,502, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Columbia Income Opportunities Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
July 31, 2017
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, two unaffiliated shareholders of record owned 31.6% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
40	Columbia Income Opportunities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Income Opportunities Fund | Annual Report 2017	41

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Income Opportunities Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Opportunities Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
42	Columbia Income Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Income Opportunities Fund | Annual Report 2017	43

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
44	Columbia Income Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Income Opportunities Fund | Annual Report 2017	45

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary; or visiting investor.columbiathreadneedleus.com.
46	Columbia Income Opportunities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Income Opportunities Fund | Annual Report 2017	47

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Income Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
48	Columbia Income Opportunities Fund | Annual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was somewhat higher than the median ratio, but lower than the 60th percentile of the Fund’s peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Income Opportunities Fund | Annual Report 2017	49

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
50	Columbia Income Opportunities Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Income Opportunities Fund | Annual Report 2017	51

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Columbia Income Opportunities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN164_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Inflation Protected Securities Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Inflation Protected Securities Fund   |  Annual Report 2017

Columbia Inflation Protected Securities Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Inflation Protected Securities Fund (the Fund) seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.
Portfolio management
David Kennedy
Manager
Managed Fund since 2015
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	1.62	-0.35	3.46
	Including sales charges		-1.47	-0.96	3.15
Class B	Excluding sales charges	03/04/04	0.99	-1.09	2.69
	Including sales charges		-4.01	-1.43	2.69
Class C	Excluding sales charges	03/04/04	0.99	-1.09	2.69
	Including sales charges		-0.01	-1.09	2.69
Class K		03/04/04	1.84	-0.23	3.63
Class R*		08/03/09	1.42	-0.60	3.17
Class R5*		11/08/12	1.94	-0.01	3.64
Class T	Excluding sales charges	12/01/06	1.73	-0.35	3.44
	Including sales charges		-0.84	-0.85	3.17
Class Y*		03/01/17	1.83	-0.31	3.48
Class Z*		09/27/10	1.94	-0.10	3.65
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index			-1.04	-0.02	4.09
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Inflation Protected Securities Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Inflation Protected Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2017)
Asset-Backed Securities — Non-Agency	0.9
Corporate Bonds & Notes	12.7
Foreign Government Obligations	0.2
Inflation-Indexed Bonds	85.7
Money Market Funds	0.4
Residential Mortgage-Backed Securities - Non-Agency	0.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2017)
AAA rating	76.0
AA rating	1.3
A rating	3.5
BBB rating	8.4
BB rating	8.2
Not rated	2.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the rating of Moody’s, S&P or Fitch, whichever rating agency rates the security highest. When ratings are available from only two rating agencies, the higher of the two ratings is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as "Not rated." Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Market exposure through derivatives investments (% of notional exposure) (at July 31, 2017)(a)
	Long	Short	Net
Fixed Income Derivative Contracts	17.4	(104.6)	(87.2)
Foreign Currency Derivative Contracts	3.4	(16.2)	(12.8)
Total Notional Market Value of Derivative Contracts	20.8	(120.8)	(100.0)
(a) The Fund has market exposure (long and/or short) to fixed income and foreign currency through its investments in derivatives. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 to the Notes to Financial Statements.

Columbia Inflation Protected Securities Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
At July 31, 2017, approximately 31.4% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares returned 1.62% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index, which returned -1.04% over the same period. With respect to its core TIPS exposure, the Fund was positioned early in the period for a strengthening in expectations for U.S. inflation, and this aided returns as break-evens rose post-election.
Election results boosted inflation outlook
Returns for TIPS are influenced both by changes in inflation expectations and the direction of nominal U.S. Treasury yields. The early part of the period saw moderate inflation data and relatively steady interest rate levels. The backdrop shifted abruptly in the wake of the November 2016 U.S. elections, which resulted in unified Republican control of the presidency and both houses of Congress. Interest rates and inflation expectations spiked as investors anticipated pro-growth policies from the incoming Trump administration, including business tax cuts, reduced regulation and infrastructure spending. This buoyant investment climate prevailed well into the first quarter of 2017.
As 2017 progressed, however, overall inflation data failed to strengthen and a fall-off in retail sales tempered growth expectations. In addition, April saw Republicans fail to agree on a plan to reform health care, a pivotal campaign pledge, bringing implementation of the rest of Trump’s business-friendly agenda into question and further undercutting inflation expectations. While the Senate would re-visit health care in the summer, these efforts would ultimately founder as well.
After reaching as high as 2.08% in January 2017, the inflation break-even rate on 10-year TIPS versus comparable maturity U.S. Treasuries ended July of 2017 at 1.82%, up from 1.46% 12 months earlier. While break-evens finished the period somewhat higher, the backdrop with respect to nominal interest rates was less favorable for fixed-income instruments, including TIPS, as Treasury yields rose substantially over the 12 months ended July 2017. To illustrate, the five-year Treasury yield went from 1.03% to 1.84%, the 10-year from 1.46% to 2.30%, the 20-year from 1.78% to 2.66%, and the 30-year from 2.18% to 2.89%.
Inflation positioning aided returns
Most elements of the Fund’s positioning added to returns relative to the benchmark for the fiscal period. With respect to its core TIPS exposure, the Fund was positioned early in the period for a strengthening in expectations for U.S. inflation, and this aided returns as break-evens rose post-election. An emphasis on the long-end of the TIPS maturity spectrum helped performance, as this segment benefited the most from rising break-evens.
Throughout the period, the Fund tactically shifted its stance with respect to overall portfolio duration and corresponding interest rate sensitivity. On balance, these shifts added to performance relative to the benchmark.
The Fund’s out-of-benchmark exposures designed to benefit from any improvement in inflation prospects were generally additive to performance as well. In particular, holdings of both investment-grade and high-yield corporate bonds in areas of the market sensitive to inflation, such as energy, materials and mining, experienced narrowing spreads for the 12 months. In addition, the Fund benefited from the incremental yield provided by these securities. Performance also benefited from holdings of non-U.S. dollar-denominated inflation-linked bonds, in particular in New Zealand and Brazil.
During the period, we invested in forward contracts to manage currency risk on investments denominated in foreign currencies, seeking to mitigate the impact of changes in exchange rates on Fund returns. We also invested in highly liquid, widely traded Treasury futures contracts to help manage overall portfolio duration and corresponding sensitivity to changes in market interest rates. We also invested in credit default swaps to alleviate credit risk in the portfolio. While generally used as hedging instruments, on a stand-alone basis, these derivative instruments positively impacted Fund performance.
4	Columbia Inflation Protected Securities Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
The Fund ended the period with a neutral leaning stance on TIPS break-evens, versus a positive stance for much of the prior twelve months. With a stalled agenda in Washington and oil prices appearing to have settled into a trading range for the interim, it is difficult to identify any potential catalyst for a substantial uptick in inflation expectations. At the same time, inflation expectations as reflected in TIPS break-evens have reached levels that appeared reasonably attractive at the close of the reporting period. Continued low interest rates, double-digit corporate earnings growth, and accelerating growth in Europe all suggested the possibility of inflation surprising on the upside. The Fund ended the period with an underweight stance with respect to duration and corresponding interest rate sensitivity.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Interest payments on inflation-protected securities may be more volatile than interest payments on ordinary bonds. In periods of deflation, these securities may provide no income. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Inflation Protected Securities Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,005.30	1,020.83	3.98	4.01	0.80
Class B	1,000.00	1,000.00	1,002.20	1,017.11	7.69	7.75	1.55
Class C	1,000.00	1,000.00	1,002.20	1,017.11	7.69	7.75	1.55
Class K	1,000.00	1,000.00	1,006.40	1,021.17	3.63	3.66	0.73
Class R	1,000.00	1,000.00	1,004.30	1,019.59	5.22	5.26	1.05
Class R5	1,000.00	1,000.00	1,006.40	1,022.41	2.39	2.41	0.48
Class T (formerly Class W)	1,000.00	1,000.00	1,005.30	1,020.83	3.98	4.01	0.80
Class Y	1,000.00	1,000.00	1,008.40 (a)	1,022.66	1.79 (a)	2.16	0.43 (a)
Class Z	1,000.00	1,000.00	1,007.50	1,022.07	2.74	2.76	0.55
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Inflation Protected Securities Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Securities — Non-Agency 0.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OHA Credit Partners VIII Ltd.(a),(b)
Series 2013-8A Class B
04/20/2025	2.957%	1,000,000	1,000,217
Symphony CLO V Ltd.(a),(b)
Series 2007-5A Class A1
01/15/2024	2.054%	127,738	127,884
Total Asset-Backed Securities — Non-Agency (Cost $1,118,238)			1,128,101

Corporate Bonds & Notes 12.6%

Aerospace & Defense 0.4%
L-3 Communications Corp.
12/15/2026	3.850%	500,000	520,583
Automotive 0.2%
General Motors Co.
04/01/2046	6.750%	250,000	298,822
Banking 1.3%
Bank of America Corp.
Subordinated
01/22/2025	4.000%	500,000	514,612
Citigroup, Inc.
Subordinated
07/25/2028	4.125%	500,000	512,576
JPMorgan Chase & Co.(b)
Junior Subordinated
12/31/2049	5.300%	500,000	524,423
Total			1,551,611
Chemicals 0.3%
LyondellBasell Industries NV
04/15/2024	5.750%	275,000	317,246
Electric 1.5%
Duke Energy Corp.
09/01/2026	2.650%	430,000	415,524
FirstEnergy Corp.
11/15/2031	7.375%	500,000	663,769
TransAlta Corp.
03/15/2040	6.500%	750,000	746,473
Total			1,825,766
Food and Beverage 0.4%
Molson Coors Brewing Co.
07/15/2046	4.200%	500,000	493,520
Independent Energy 1.0%
Canadian Natural Resources Ltd.
02/01/2039	6.750%	500,000	615,330
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Murphy Oil Corp.
06/01/2022	4.000%	150,000	148,086
Murphy Oil Corp.(b)
12/01/2022	4.700%	500,000	493,850
Total			1,257,266
Integrated Energy 0.4%
BP Capital Markets PLC
04/14/2027	3.588%	500,000	515,532
Metals and Mining 2.5%
Freeport-McMoRan, Inc.
03/15/2023	3.875%	500,000	483,795
Glencore Finance Canada Ltd.(a),(b)
10/25/2042	5.550%	500,000	544,253
Teck Resources Ltd.
02/01/2043	5.400%	750,000	732,206
Vale Overseas Ltd.
01/11/2022	4.375%	750,000	774,496
Vale SA
09/11/2042	5.625%	500,000	495,036
Total			3,029,786
Midstream 2.0%
APT Pipelines Ltd.(a)
07/15/2027	4.250%	85,000	87,822
Energy Transfer Partners LP
03/15/2045	5.150%	500,000	485,778
Kinder Morgan Energy Partners LP
11/01/2042	4.700%	750,000	714,405
Plains All American Pipeline LP/Finance Corp.
02/15/2045	4.900%	500,000	471,371
TransCanada Trust(b)
Subordinated
03/15/2077	5.300%	250,000	258,629
Williams Partners LP
01/15/2025	3.900%	500,000	510,061
Total			2,528,066
Oil Field Services 0.2%
Noble Holding International Ltd.
03/15/2042	5.250%	500,000	284,375
Technology 0.5%
Apple, Inc.
02/23/2046	4.650%	500,000	562,559

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Wirelines 1.9%
AT&T, Inc.(c)
02/14/2050	5.150%		625,000	621,699
Indiana Bell Telephone Co., Inc.
08/15/2026	7.300%		500,000	608,451
Telecom Italia Capital SA
06/04/2038	7.721%		500,000	636,935
Verizon Communications, Inc.
08/21/2046	4.862%		450,000	442,311
Total				2,309,396
Total Corporate Bonds & Notes (Cost $14,770,370)				15,494,528

Foreign Government Obligations(d) 0.2%

Brazil 0.2%
Petrobras Global Finance BV
05/20/2043	5.625%		250,000	214,501
Total Foreign Government Obligations (Cost $230,575)				214,501

Inflation-Indexed Bonds(e) 85.4%

Brazil 7.6%
Brazil Notas do Tesouro Nacional
08/15/2018	6.000%	BRL	24,696,549	8,345,420
08/15/2040	6.000%	BRL	2,760,696	996,756
Total				9,342,176
Mexico 0.8%
Mexican Udibonos
11/15/2040	4.000%	MXN	17,156,941	1,057,176
New Zealand 1.8%
New Zealand Government Bond(a)
09/20/2025	2.000%	NZD	2,852,630	2,196,806
Inflation-Indexed Bonds(e) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 75.2%
U.S. Treasury Inflation-Indexed Bond
04/15/2020	0.125%	1,306,325	1,311,232
01/15/2022	0.125%	2,973,548	2,982,021
01/15/2023	0.125%	17,070,347	17,011,370
01/15/2024	0.625%	11,537,570	11,770,555
01/15/2025	0.250%	16,015,685	15,829,026
07/15/2025	0.375%	4,953,600	4,948,122
01/15/2027	2.375%	8,919,666	10,443,627
01/15/2028	1.750%	6,775,560	7,591,924
01/15/2029	2.500%	5,414,477	6,546,348
02/15/2042	0.750%	3,628,318	3,443,561
02/15/2043	0.625%	1,969,270	1,807,053
02/15/2047	0.875%	8,972,484	8,687,572
Total			92,372,411
Total Inflation-Indexed Bonds (Cost $105,455,110)			104,968,569

Residential Mortgage-Backed Securities - Non-Agency 0.2%

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	172,351	174,248
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $173,322)			174,248

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(f),(g)	509,978	509,978
Total Money Market Funds (Cost $509,978)		509,978
Total Investments (Cost: $122,257,593)		122,489,925
Other Assets & Liabilities, Net		369,202
Net Assets		122,859,127

At July 31, 2017, securities and/or cash totaling $746,740 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at July 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	8/29/2017	2,572,469 USD	20,750,000 NOK	68,288	—
Credit Suisse	8/29/2017	2,926,000 NZD	2,155,860 USD	—	(40,355)
Standard Chartered	8/29/2017	28,677,114 BRL	9,037,855 USD	—	(104,729)
Standard Chartered	8/29/2017	17,603,930 MXN	998,946 USD	14,948	—
Total				83,236	(145,084)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Inflation Protected Securities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Investments in derivatives  (continued)
Futures contracts outstanding at July 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 2-Year Note	30	USD	6,490,313	09/2017	1,813	—
U.S. Treasury 2-Year Note	15	USD	3,245,156	09/2017	1,378	—
U.S. Treasury 5-Year Note	28	USD	3,308,156	09/2017	6,072	—
Total			13,043,625		9,263	—

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury Ultra 10-Year Note	(1)	USD	(135,047)	09/2017	—	(408)
U.S. Ultra Bond	(3)	USD	(493,500)	09/2017	3,556	—
U.S. Ultra Bond	(17)	USD	(2,796,500)	09/2017	—	(7,690)
Total			(3,425,047)		3,556	(8,098)

Interest rate swap contracts outstanding at July 31, 2017
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	U.S. CPI Urban Consumers NSA	Fixed rate of 1.785%	10/21/2018	USD	4,000,000	—	(95,739)
Barclays	U.S. CPI Urban Consumers NSA	Fixed rate of 1.658%	12/3/2018	USD	10,000,000	—	(163,443)
Goldman Sachs International	U.S. CPI Urban Consumers NSA	Fixed rate of 1.895%	9/24/2018	USD	1,000,000	—	(30,809)
Goldman Sachs International	U.S. CPI Urban Consumers NSA	Fixed rate of 1.600%	12/8/2018	USD	10,000,000	—	(134,986)
Goldman Sachs International	U.S. CPI Urban Consumers NSA	Fixed rate of 1.448%	1/14/2021	USD	10,000,000	194,775	—
JPMorgan	U.S. CPI Urban Consumers NSA	Fixed rate of 1.870%	10/8/2018	USD	5,000,000	—	(143,839)
JPMorgan	U.S. CPI Urban Consumers NSA	Fixed rate of 1.490%	1/13/2021	USD	20,000,000	346,143	—
JPMorgan	U.S. CPI Urban Consumers NSA	Fixed rate of 1.810%	1/9/2025	USD	10,000,000	—	(24,683)
Total						540,918	(593,499)

Cleared interest rate swaps contracts outstanding at July 31, 2017
Counterparty	Fund receives	Fund pays	Expiration date	Notional currency	Notional amount	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.782%	8/22/2046	USD	2,500,000	415,079	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.761%	9/30/2046	USD	1,500,000	257,447	—
Morgan Stanley	3-Month USD LIBOR-BBA	Fixed rate of 1.785%	10/3/2046	USD	1,000,000	166,573	—
Total						839,099	—
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $3,956,982, which represents 3.22% of net assets.
(b)	Variable rate security.
(c)	Represents a security purchased on a when-issued basis.
(d)	Principal and interest may not be guaranteed by the government.
(e)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(f)	The rate shown is the seven-day current annualized yield at July 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Notes to Portfolio of Investments  (continued)
(g)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	19,711	48,222,694	47,732,427	509,978	156	16,310	509,978
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
Currency Legend
BRL	Brazilian Real
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Inflation Protected Securities Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Asset-Backed Securities — Non-Agency	—	1,128,101	—	—	1,128,101
Corporate Bonds & Notes	—	15,494,528	—	—	15,494,528
Foreign Government Obligations	—	214,501	—	—	214,501
Inflation-Indexed Bonds	—	104,968,569	—	—	104,968,569
Residential Mortgage-Backed Securities - Non-Agency	—	174,248	—	—	174,248
Money Market Funds	—	—	—	509,978	509,978
Total Investments	—	121,979,947	—	509,978	122,489,925
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	83,236	—	—	83,236
Futures Contracts	12,819	—	—	—	12,819
Swap Contracts	—	1,380,017	—	—	1,380,017
Liability
Forward Foreign Currency Exchange Contracts	—	(145,084)	—	—	(145,084)
Futures Contracts	(8,098)	—	—	—	(8,098)
Swap Contracts	—	(593,499)	—	—	(593,499)
Total	4,721	122,704,617	—	509,978	123,219,316
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2017	11

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$121,747,615
Affiliated issuers, at cost	509,978
Total investments, at cost	122,257,593
Investments, at value
Unaffiliated issuers, at value	121,979,947
Affiliated issuers, at value	509,978
Total investments, at value	122,489,925
Foreign currency (identified cost $18,775)	19,690
Cash collateral held at broker	310,000
Margin deposits	436,740
Unrealized appreciation on forward foreign currency exchange contracts	83,236
Unrealized appreciation on swap contracts	540,918
Receivable for:
Investments sold	467,689
Investments sold on a delayed delivery basis	125,135
Capital shares sold	39,769
Dividends	1,366
Interest	316,828
Foreign tax reclaims	732
Variation margin for futures contracts	1,922
Expense reimbursement due from Investment Manager	3,453
Prepaid expenses	3,316
Other assets	10,585
Total assets	124,851,304
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	145,084
Unrealized depreciation on swap contracts	593,499
Payable for:
Investments purchased on a delayed delivery basis	748,342
Capital shares purchased	372,592
Variation margin for futures contracts	922
Variation margin for swap contracts	2,867
Management services fees	5,165
Distribution and/or service fees	1,897
Transfer agent fees	13,234
Plan administration fees	1
Compensation of board members	49,271
Other expenses	59,303
Total liabilities	1,992,177
Net assets applicable to outstanding capital stock	$122,859,127
Represented by
Paid in capital	132,677,114
Undistributed net investment income	1,622,225
Accumulated net realized loss	(12,402,986)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	232,332
Foreign currency translations	1,051
Forward foreign currency exchange contracts	(61,848)
Futures contracts	4,721
Swap contracts	786,518
Total - representing net assets applicable to outstanding capital stock	$122,859,127
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Inflation Protected Securities Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$51,405,314
Shares outstanding	5,472,136
Net asset value per share	$9.39
Maximum offering price per share(a)	$9.68
Class B
Net assets	$10,404
Shares outstanding	1,135
Net asset value per share	$9.17
Class C
Net assets	$7,140,115
Shares outstanding	780,647
Net asset value per share	$9.15
Class K
Net assets	$45,597
Shares outstanding	4,842
Net asset value per share	$9.42
Class R
Net assets	$5,778,063
Shares outstanding	620,985
Net asset value per share	$9.30
Class R5
Net assets	$660,590
Shares outstanding	69,944
Net asset value per share	$9.44
Class T(b)
Net assets	$194,003
Shares outstanding	20,619
Net asset value per share	$9.41
Maximum offering price per share(c)	$9.65
Class Y
Net assets	$39,151,807
Shares outstanding	4,096,817
Net asset value per share	$9.56
Class Z
Net assets	$18,473,234
Shares outstanding	1,953,382
Net asset value per share	$9.46

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2017	13

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$16,310
Interest	4,853,080
Foreign taxes withheld	(1,177)
Total income	4,868,213
Expenses:
Management services fees	811,619
Distribution and/or service fees
Class A	145,670
Class B	759
Class C	72,443
Class R	29,492
Class T(a)	555
Transfer agent fees
Class A	104,852
Class B	137
Class C	13,038
Class I(b)	1,893
Class K	29
Class R	10,607
Class R5	124
Class T(a)	398
Class Y(c)	1,839
Class Z	29,393
Plan administration fees
Class K	110
Compensation of board members	18,689
Custodian fees	31,547
Printing and postage fees	26,339
Registration fees	114,864
Audit fees	39,880
Legal fees	7,924
Compensation of chief compliance officer	36
Other	21,819
Total expenses	1,484,056
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(443,788)
Total net expenses	1,040,268
Net investment income	3,827,945
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Inflation Protected Securities Fund | Annual Report 2017

Statement of Operations  (continued)
Year Ended July 31, 2017
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$629,679
Investments — affiliated issuers	156
Foreign currency translations	3,050
Forward foreign currency exchange contracts	(1,665,469)
Futures contracts	875,441
Options purchased	(82,512)
Swap contracts	(171,213)
Increase from payment by affiliate (Note 6)	157,979
Net realized loss	(252,889)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(4,057,112)
Foreign currency translations	1,111
Forward foreign currency exchange contracts	284,451
Futures contracts	971,842
Swap contracts	1,989,411
Net change in unrealized appreciation (depreciation)	(810,297)
Net realized and unrealized loss	(1,063,186)
Net increase in net assets resulting from operations	$2,764,759

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(c)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$3,827,945	$4,479,402
Net realized loss	(252,889)	(10,438,513)
Net change in unrealized appreciation (depreciation)	(810,297)	12,584,530
Net increase in net assets resulting from operations	2,764,759	6,625,419
Decrease in net assets from capital stock activity	(45,860,066)	(28,272,492)
Total decrease in net assets	(43,095,307)	(21,647,073)
Net assets at beginning of year	165,954,434	187,601,507
Net assets at end of year	$122,859,127	$165,954,434
Undistributed (excess of distributions over) net investment income	$1,622,225	$(931,568)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Inflation Protected Securities Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	1,958,018	18,160,601	556,109	4,866,227
Redemptions	(2,780,160)	(25,783,267)	(2,232,647)	(19,333,615)
Net decrease	(822,142)	(7,622,666)	(1,676,538)	(14,467,388)
Class B(b)
Subscriptions	639	5,833	1,183	10,598
Redemptions (c)	(10,799)	(98,604)	(33,504)	(281,440)
Net decrease	(10,160)	(92,771)	(32,321)	(270,842)
Class C
Subscriptions	258,204	2,341,979	113,330	975,147
Redemptions	(234,935)	(2,136,220)	(545,142)	(4,628,589)
Net increase (decrease)	23,269	205,759	(431,812)	(3,653,442)
Class I(d)
Subscriptions	73,753	689,841	171,398	1,451,990
Redemptions	(9,284,450)	(87,870,173)	(1,186,106)	(10,354,172)
Net decrease	(9,210,697)	(87,180,332)	(1,014,708)	(8,902,182)
Class K
Subscriptions	457	4,265	414	3,600
Redemptions	(278)	(2,586)	(43)	(380)
Net increase	179	1,679	371	3,220
Class R
Subscriptions	173,518	1,605,359	268,881	2,301,419
Redemptions	(180,484)	(1,667,775)	(239,609)	(2,068,464)
Net increase (decrease)	(6,966)	(62,416)	29,272	232,955
Class R5
Subscriptions	65,038	611,566	4,467	39,900
Redemptions	(1,179)	(11,108)	(7,070)	(61,350)
Net increase (decrease)	63,859	600,458	(2,603)	(21,450)
Class T(e)
Subscriptions	12	110	—	—
Redemptions	(6,378)	(59,281)	(17,737)	(153,067)
Net decrease	(6,366)	(59,171)	(17,737)	(153,067)
Class Y(d)
Subscriptions	7,330,572	69,859,009	—	—
Redemptions	(3,233,755)	(30,682,749)	—	—
Net increase	4,096,817	39,176,260	—	—
Class Z
Subscriptions	2,728,102	25,437,540	150,024	1,329,838
Redemptions	(1,736,286)	(16,264,406)	(273,788)	(2,370,134)
Net increase (decrease)	991,816	9,173,134	(123,764)	(1,040,296)
Total net decrease	(4,880,391)	(45,860,066)	(3,269,840)	(28,272,492)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(e)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Inflation Protected Securities Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class A
7/31/2017	$9.24	0.21	(0.07)	0.01	0.15	—	—	—
7/31/2016	$8.85	0.22	0.17	—	0.39	—	—	—
7/31/2015	$9.46	0.11	(0.68)	—	(0.57)	(0.04)	—	—
7/31/2014	$9.73	0.19	0.21	—	0.40	(0.11)	(0.52)	(0.04)
7/31/2013	$11.38	0.08	(0.66)	—	(0.58)	(0.11)	(0.96)	—
Class B
7/31/2017	$9.08	0.14	(0.06)	0.01	0.09	—	—	—
7/31/2016	$8.77	0.13	0.18	—	0.31	—	—	—
7/31/2015	$9.42	0.02	(0.64)	—	(0.62)	(0.03)	—	—
7/31/2014	$9.70	0.11	0.21	—	0.32	(0.04)	(0.52)	(0.04)
7/31/2013	$11.38	(0.00) (e)	(0.66)	—	(0.66)	(0.06)	(0.96)	—
Class C
7/31/2017	$9.06	0.14	(0.06)	0.01	0.09	—	—	—
7/31/2016	$8.74	0.15	0.17	—	0.32	—	—	—
7/31/2015	$9.40	0.04	(0.67)	—	(0.63)	(0.03)	—	—
7/31/2014	$9.68	0.12	0.20	—	0.32	(0.04)	(0.52)	(0.04)
7/31/2013	$11.36	(0.00) (e)	(0.65)	—	(0.65)	(0.07)	(0.96)	—
Class K
7/31/2017	$9.25	0.22	(0.06)	0.01	0.17	—	—	—
7/31/2016	$8.85	0.23	0.17	—	0.40	—	—	—
7/31/2015	$9.45	0.13	(0.68)	—	(0.55)	(0.05)	—	—
7/31/2014	$9.72	0.22	0.19	—	0.41	(0.12)	(0.52)	(0.04)
7/31/2013	$11.38	0.09	(0.66)	—	(0.57)	(0.13)	(0.96)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Inflation Protected Securities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$9.39	1.62% (c)	1.10%	0.80%	2.23%	26%	$51,405
—	$9.24	4.41%	1.03%	0.79% (d)	2.51%	60%	$58,151
(0.04)	$8.85	(6.01%)	1.21%	0.82% (d)	1.16%	88%	$70,528
(0.67)	$9.46	4.46%	1.15%	0.85%	1.97%	91%	$93,302
(1.07)	$9.73	(5.69%)	1.06%	0.85% (d)	0.72%	114%	$149,612

—	$9.17	0.99% (c)	1.84%	1.55%	1.53%	26%	$10
—	$9.08	3.53%	1.79%	1.53% (d)	1.49%	60%	$103
(0.03)	$8.77	(6.65%)	1.96%	1.58% (d)	0.21%	88%	$382
(0.60)	$9.42	3.63%	1.90%	1.60%	1.12%	91%	$1,512
(1.02)	$9.70	(6.43%)	1.81%	1.60% (d)	(0.01%)	114%	$3,433

—	$9.15	0.99% (c)	1.86%	1.55%	1.51%	26%	$7,140
—	$9.06	3.66%	1.79%	1.54% (d)	1.75%	60%	$6,864
(0.03)	$8.74	(6.77%)	1.96%	1.57% (d)	0.41%	88%	$10,399
(0.60)	$9.40	3.64%	1.90%	1.60%	1.27%	91%	$12,651
(1.03)	$9.68	(6.40%)	1.81%	1.60% (d)	(0.02%)	114%	$15,310

—	$9.42	1.84% (c)	0.99%	0.73%	2.32%	26%	$46
—	$9.25	4.52%	0.93%	0.71%	2.62%	60%	$43
(0.05)	$8.85	(5.87%)	0.93%	0.67%	1.39%	88%	$38
(0.68)	$9.45	4.60%	0.91%	0.71%	2.32%	91%	$40
(1.09)	$9.72	(5.65%)	0.89%	0.72%	0.88%	114%	$48
Columbia Inflation Protected Securities Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Tax return of capital
Class R
7/31/2017	$9.17	0.18	(0.06)	0.01	0.13	—	—	—
7/31/2016	$8.81	0.20	0.16	—	0.36	—	—	—
7/31/2015	$9.43	0.08	(0.66)	—	(0.58)	(0.04)	—	—
7/31/2014	$9.70	0.18	0.20	—	0.38	(0.09)	(0.52)	(0.04)
7/31/2013	$11.36	0.06	(0.66)	—	(0.60)	(0.10)	(0.96)	—
Class R5
7/31/2017	$9.26	0.23	(0.06)	0.01	0.18	—	—	—
7/31/2016	$8.84	0.25	0.17	—	0.42	—	—	—
7/31/2015	$9.42	0.13	(0.66)	—	(0.53)	(0.05)	—	—
7/31/2014	$9.69	0.34	0.10	—	0.44	(0.15)	(0.52)	(0.04)
7/31/2013 (f)	$11.49	0.09	(0.86)	—	(0.77)	(0.07)	(0.96)	—
Class T(h)
7/31/2017	$9.25	0.21	(0.06)	0.01	0.16	—	—	—
7/31/2016	$8.86	0.21	0.18	—	0.39	—	—	—
7/31/2015	$9.47	0.02	(0.59)	—	(0.57)	(0.04)	—	—
7/31/2014	$9.74	0.24	0.16	—	0.40	(0.11)	(0.52)	(0.04)
7/31/2013	$11.40	0.08	(0.66)	—	(0.58)	(0.12)	(0.96)	—
Class Y
7/31/2017 (i)	$9.48	0.12	(0.04)	—	0.08	—	—	—
Class Z
7/31/2017	$9.28	0.25	(0.08)	0.01	0.18	—	—	—
7/31/2016	$8.86	0.24	0.18	—	0.42	—	—	—
7/31/2015	$9.45	0.12	(0.66)	—	(0.54)	(0.05)	—	—
7/31/2014	$9.73	0.28	0.13	—	0.41	(0.13)	(0.52)	(0.04)
7/31/2013	$11.38	0.11	(0.66)	—	(0.55)	(0.14)	(0.96)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.09%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Inflation Protected Securities Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

—	$9.30	1.42% (c)	1.36%	1.05%	1.99%	26%	$5,778
—	$9.17	4.09%	1.28%	1.04% (d)	2.27%	60%	$5,760
(0.04)	$8.81	(6.20%)	1.46%	1.07% (d)	0.93%	88%	$5,272
(0.65)	$9.43	4.20%	1.40%	1.10%	1.93%	91%	$5,776
(1.06)	$9.70	(5.96%)	1.31%	1.10% (d)	0.54%	114%	$4,824

—	$9.44	1.94% (c)	0.74%	0.48%	2.44%	26%	$661
—	$9.26	4.75%	0.68%	0.45%	2.85%	60%	$56
(0.05)	$8.84	(5.62%)	0.68%	0.42%	1.47%	88%	$77
(0.71)	$9.42	4.88%	0.68%	0.45%	3.79%	91%	$93
(1.03)	$9.69	(7.27%)	0.64% (g)	0.47% (g)	1.16% (g)	114%	$2

—	$9.41	1.73% (c)	1.10%	0.80%	2.25%	26%	$194
—	$9.25	4.40%	1.03%	0.79% (d)	2.47%	60%	$250
(0.04)	$8.86	(6.00%)	1.22%	0.83% (d)	0.20%	88%	$396
(0.67)	$9.47	4.44%	1.16%	0.85%	2.59%	91%	$76,624
(1.08)	$9.74	(5.74%)	1.06%	0.85% (d)	0.75%	114%	$38,778

—	$9.56	0.84%	0.72% (g)	0.43% (g)	2.91% (g)	26%	$39,152

—	$9.46	1.94% (c)	0.87%	0.55%	2.64%	26%	$18,473
—	$9.28	4.74%	0.78%	0.54% (d)	2.74%	60%	$8,919
(0.05)	$8.86	(5.74%)	0.96%	0.57% (d)	1.29%	88%	$9,618
(0.69)	$9.45	4.61%	0.91%	0.60%	3.03%	91%	$11,631
(1.10)	$9.73	(5.49%)	0.81%	0.60% (d)	1.04%	114%	$1,734
Columbia Inflation Protected Securities Fund | Annual Report 2017	21

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Inflation Protected Securities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Inflation Protected Securities Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
July 31, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded
24	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars and to generate total return through long and short positions versus the U.S. dollar. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Columbia Inflation Protected Securities Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
July 31, 2017
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased option contracts to produce incremental earnings and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
26	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate swap contracts
The Fund entered into interest rate swap transactions which may include inflation rate swap contracts to produce incremental earnings, to manage interest rate and market risk exposure to produce incremental earnings, to gain exposure to or protect itself from market rate changes, to synthetically add or subtract principal exposure to a market, to hedge the portfolio risk associated with some or all of the Fund’s securities and to manage long or short exposure to an inflation index. These instruments may be used for other purposes in future periods. An interest rate swap is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Inflation Protected Securities Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	83,236
Interest rate risk	Net assets — unrealized appreciation on futures contracts	12,819*
Interest rate risk	Net assets — unrealized appreciation on swap contracts	1,380,017*
Total		1,476,072

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	145,084
Interest rate risk	Net assets — unrealized depreciation on futures contracts	8,098*
Interest rate risk	Net assets — unrealized depreciation on swap contracts	593,499*
Total		746,681

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(163,227)	(163,227)
Foreign exchange risk	(1,665,469)	—	—	—	(1,665,469)
Interest rate risk	—	875,441	(82,512)	(7,986)	784,943
Total	(1,665,469)	875,441	(82,512)	(171,213)	(1,043,753)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	144,470	144,470
Foreign exchange risk	284,451	—	—	284,451
Interest rate risk	—	971,842	1,844,941	2,816,783
Total	284,451	971,842	1,989,411	3,245,704
28	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	28,672,125
Futures contracts — short	33,894,114
Credit default swap contracts — buy protection	6,250,000

Derivative instrument	Average value ($)**
Options contracts — purchased	3,116

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	120,627	(188,762)
Interest rate swap contracts	1,550,029	(442,451)

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
**	Based on the ending daily outstanding amounts for the year ended July 31, 2017.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2017:
	Barclays ($)	Credit Suisse ($)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)	Standard Chartered ($)	Total ($)
Assets
Forward foreign currency exchange contracts	68,288	-	-	-	-	14,948	83,236
OTC interest rate swap contracts (a)	-	-	194,775	346,143	-	-	540,918
Total Assets	68,288	-	194,775	346,143	-	14,948	624,154
Liabilities
Centrally cleared interest rate swap contracts (b)	-	-	-	-	2,867	-	2,867
Forward foreign currency exchange contracts	-	40,355	-	-	-	104,729	145,084
OTC interest rate swap contracts (a)	259,182	-	165,795	168,522	-	-	593,499
Total Liabilities	259,182	40,355	165,795	168,522	2,867	104,729	741,450
Total Financial and Derivative Net Assets	(190,894)	(40,355)	28,980	177,621	(2,867)	(89,781)	(117,296)
Total collateral received (pledged) (c)	(190,894)	-	-	-	(2,867)	-	(193,761)
Net Amount (d)	-	(40,355)	28,980	177,621	-	(89,781)	76,465

Columbia Inflation Protected Securities Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
(a)	Over-the-Counter swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
30	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.51% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.51% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $1,548.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Inflation Protected Securities Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.18
Class B	0.18
Class C	0.18
Class I	0.002 (a),(b)
Class K	0.065
Class R	0.18
Class R5	0.071
Class T	0.18
Class Y	0.010 (c)
Class Z	0.18

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
(c)	Annualized.
32	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, no minimum account balance fees were charged by the Fund.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $532,000 and $165,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	29,943
Class C	777
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rates contractual through November 30, 2017
Class A	0.80%
Class B	1.55
Class C	1.55
Class K	0.73
Class R	1.05
Class R5	0.48
Class T	0.80
Class Y	0.43*
Class Z	0.55
Columbia Inflation Protected Securities Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
July 31, 2017
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, swap investments, capital loss carryforwards, trustees’ deferred compensation, principal and/or interest from fixed income securities and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(1,274,152)	1,274,151	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
For the years ended July 31, 2017 and July 31, 2016, there were no distributions.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,002,103	—	(11,697,186)	(78,590)
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
122,568,515	1,071,708	(1,150,298)	(78,590)
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a
34	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	2,659,592	9,037,594	11,697,186	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $40,279,055 and $83,791,882, respectively, for the year ended July 31, 2017, of which $32,297,797 and $61,030,132, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Payments by affiliates
During the year ended July 31, 2017, the Investment Manager reimbursed the Fund $157,979 for a loss on a trading error.
Note 7. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Columbia Inflation Protected Securities Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
July 31, 2017
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Inflation protected securities risk
Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 77.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates
36	Columbia Inflation Protected Securities Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Inflation Protected Securities Fund | Annual Report 2017	37

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Inflation Protected Securities Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Inflation Protected Securities Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
38	Columbia Inflation Protected Securities Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Inflation Protected Securities Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
40	Columbia Inflation Protected Securities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Inflation Protected Securities Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
42	Columbia Inflation Protected Securities Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Inflation Protected Securities Fund | Annual Report 2017	43

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Inflation Protected Securities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
44	Columbia Inflation Protected Securities Fund | Annual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Inflation Protected Securities Fund | Annual Report 2017	45

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
46	Columbia Inflation Protected Securities Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Inflation Protected Securities Fund | Annual Report 2017	47

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Columbia Inflation Protected Securities Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN165_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Limited Duration Credit Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Limited Duration Credit Fund   |  Annual Report 2017

Columbia Limited Duration Credit Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Limited Duration Credit Fund (the Fund) seeks to provide shareholders with a level of current income consistent with preservation of capital.
Portfolio management
Tom Murphy, CFA
Co-manager
Managed Fund since 2003
Timothy Doubek, CFA
Co-manager
Managed Fund since 2009
Royce Wilson, CFA
Co-manager
Managed Fund since 2012
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/19/03	2.28	1.92	3.34
	Including sales charges		-0.75	1.31	3.02
Class B	Excluding sales charges	06/19/03	1.52	1.18	2.57
	Including sales charges		-3.48	0.80	2.57
Class C	Excluding sales charges	06/19/03	1.53	1.18	2.58
	Including sales charges		0.53	1.18	2.58
Class K		06/19/03	2.44	2.01	3.48
Class R4*		02/28/13	2.65	2.17	3.47
Class R5*		11/08/12	2.59	2.24	3.51
Class T	Excluding sales charges	12/01/06	2.29	1.94	3.34
	Including sales charges		-0.25	1.42	3.07
Class Y*		03/19/13	2.75	2.26	3.52
Class Z*		09/27/10	2.65	2.19	3.52
Bloomberg Barclays U.S. 1-5 Year Corporate Index			1.72	2.40	4.06
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. 1-5 Year Corporate Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between 1 and 5 years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Limited Duration Credit Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Limited Duration Credit Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at July 31, 2017)
Corporate Bonds & Notes	84.5
Money Market Funds	9.9
U.S. Treasury Obligations	5.6
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2017)
AAA rating	6.2
AA rating	5.4
A rating	15.6
BBB rating	72.5
BB rating	0.3
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Limited Duration Credit Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period ended July 31, 2017, Class A shares of the Fund returned 2.28% excluding sales charges. The Fund outperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Corporate Index, which returned 1.72% for the same time period. During the 12-month period, the Fund’s duration and yield curve positioning contributed to relative results as yields moved higher. (Duration is a measure of the portfolio’s sensitivity to changes in interest rates.) In addition, an overweight to midstream pipeline issues contributed significantly.
Strong global demand for yield lifted the short-term bond market
At the start of the Fund’s fiscal year in August 2016, U.S. Treasury yields were at historic lows following a flight to safety in the wake of the late-June 2016 “Brexit” referendum. Concerns regarding the U.S. economy’s ability to withstand a series of global shocks prevented the U.S. Federal Reserve (the Fed) from raising short-term rates at that time, though the Fed’s comments took a more hawkish tone as the quarter progressed. Global liquidity remained abundant as foreign central banks expanded their monetary stimulus programs. The European Central Bank and the Bank of England commenced corporate bond purchase programs, suppressing yields in local markets and driving investors into higher yielding U.S. assets. In the fourth quarter of 2016, the broad U.S. fixed-income market experienced negative returns, as interest rates rose along with expectations for higher growth and inflation following Donald Trump’s victory in November. However, U.S. economic data continued to be supportive, and employment, personal spending, durable goods orders and U.S. GDP revisions met or exceeded expectations. In December, the Fed raised rates for only the second time in 10 years. The corporate bond market responded favorably during the quarter as strong risk sentiment and higher sovereign rates drew robust global demand.
In the first quarter of 2017, the U.S. Treasury yield curve flattened in response to the Fed’s second interest rate increase in four months, and to diminished expectations for a quick ramp-up in U.S. economic growth. As yields fell, most segments of the U.S. bond market delivered positive, if modest, returns. The second quarter saw a notable lack of volatility in fixed-income markets despite increased geopolitical risk and uncertainty surrounding central bank policy. Surging demand for high quality U.S. corporate bonds from both foreign and domestic investors in search of yield easily absorbed slightly higher supply compared with 12 months earlier. Favorable earnings releases for many companies were also supportive of the sector.
Contributors and detractors
During the 12-month period, the Fund’s duration and yield curve positioning contributed to relative results as yields moved higher. In addition, an overweight to midstream pipeline issues contributed significantly. Security selection within the midstream pipeline sector also contributed to returns as the Fund’s holdings outperformed. Conversely, an underweight position in financials detracted, but was offset by strong security selection within life insurance and property and casualty insurance companies. Lastly, an overweight to utilities detracted, but was offset by strong security selection within electric utilities companies.
We managed duration by investing in Treasury futures contracts. On a stand-alone basis, these derivatives contributed positively to the Fund’s results.
At period end
At the end of the reporting period, many market observers argued that valuations within the short-term fixed-income market were stretched, though demand was increasing following strong returns. With yield spreads narrowed to levels not seen in almost three years, we were cautious regarding the near-term market. However, we believed that credit fundamentals were strong, based on companies’ profit margins and cash generation. We therefore saw many issuers that were attractively valued given their favorable fundamentals and reasonable risk levels. We think that it is important to differentiate between companies that are exposed to a myriad of global macroeconomic risks, and those that are less exposed. In terms of sectors, valuations within consumer cyclical, commodity and financial issues seemed stretched, while consumer non-cyclical, utility and other recession-resistant issues appeared to be attractively valued. The Fund’s portfolio holdings reflected this view at the close of the reporting period, with overweight positions in electric utilities, life and property insurers, global food and beverage companies, and a slight overweight to U.S. pipeline companies. Exposure to other energy segments was modest. The Fund was also significantly underweight within economically-sensitive issuers.
4	Columbia Limited Duration Credit Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Our focus will continue to be on industries and credits where our credit analysts have strong conviction in positive industry dynamics and favorable company positioning within those industries. We see the positive positioning as driven by product strength, strategic direction, financial flexibility and favorable management stewardship. We believe that our established research process can produce a portfolio with diversified sources of return and attractive risk/reward characteristics.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade securities (high-yield or junk bonds) are volatile and carry more risk to principal and income than investment-grade securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. As a non-diversified fund, fewer investments could have a greater effect on performance. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Market or other (e.g., interest rate) environments may adversely affect the liquidity of Fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Limited Duration Credit Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,013.40	1,020.83	3.99	4.01	0.80
Class B	1,000.00	1,000.00	1,010.70	1,017.11	7.73	7.75	1.55
Class C	1,000.00	1,000.00	1,010.70	1,017.11	7.73	7.75	1.55
Class K	1,000.00	1,000.00	1,014.60	1,020.98	3.85	3.86	0.77
Class R4	1,000.00	1,000.00	1,015.70	1,022.07	2.75	2.76	0.55
Class R5	1,000.00	1,000.00	1,015.90	1,022.22	2.60	2.61	0.52
Class T (formerly Class W)	1,000.00	1,000.00	1,014.40	1,020.83	4.00	4.01	0.80
Class Y	1,000.00	1,000.00	1,016.10	1,022.46	2.35	2.36	0.47
Class Z	1,000.00	1,000.00	1,015.70	1,022.07	2.75	2.76	0.55
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Limited Duration Credit Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Corporate Bonds & Notes 86.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 3.0%
Lockheed Martin Corp.
11/23/2020	2.500%	9,535,000	9,703,445
Northrop Grumman Corp.
03/15/2021	3.500%	10,595,000	11,092,287
Total			20,795,732
Cable and Satellite 1.4%
Comcast Corp.
02/15/2018	5.875%	3,834,000	3,923,739
Sky PLC(a)
09/16/2024	3.750%	5,990,000	6,189,874
Total			10,113,613
Consumer Products 0.8%
Clorox Co. (The)
10/15/2017	5.950%	5,685,000	5,734,198
Diversified Manufacturing 3.0%
Siemens Financieringsmaatschappij NV(a)
03/16/2020	2.200%	15,420,000	15,559,305
United Technologies Corp.
05/04/2020	1.900%	5,495,000	5,512,342
Total			21,071,647
Electric 19.8%
CMS Energy Corp.
03/01/2024	3.875%	14,300,000	14,996,782
11/15/2025	3.600%	7,015,000	7,213,693
DTE Energy Co.
10/01/2019	1.500%	7,815,000	7,712,030
12/01/2023	3.850%	2,575,000	2,708,042
06/01/2024	3.500%	13,960,000	14,257,711
Duke Energy Corp.
08/15/2022	3.050%	2,300,000	2,351,867
10/15/2023	3.950%	1,160,000	1,238,726
Emera US Finance LP
06/15/2021	2.700%	5,105,000	5,140,857
Eversource Energy
03/15/2022	2.750%	1,440,000	1,453,487
05/01/2023	2.800%	6,735,000	6,751,575
NextEra Energy Capital Holdings, Inc.
09/01/2018	1.649%	2,130,000	2,128,264
04/01/2019	2.300%	3,440,000	3,464,125
Oncor Electric Delivery Co. LLC
06/01/2019	2.150%	6,650,000	6,665,873
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas & Electric Co.
06/15/2023	3.250%	2,876,000	2,980,287
11/15/2023	3.850%	3,465,000	3,683,860
08/15/2024	3.400%	930,000	965,826
PG&E Corp.
03/01/2019	2.400%	8,705,000	8,755,907
Progress Energy, Inc.
04/01/2022	3.150%	8,232,000	8,424,044
Public Service Enterprise Group, Inc.
11/15/2019	1.600%	4,575,000	4,530,934
Southern Co. (The)
07/01/2021	2.350%	4,545,000	4,533,451
07/01/2023	2.950%	4,670,000	4,729,809
WEC Energy Group, Inc.
06/15/2020	2.450%	2,790,000	2,824,046
06/15/2025	3.550%	5,550,000	5,742,613
Wisconsin Electric Power Co.
06/01/2025	3.100%	930,000	940,357
Xcel Energy, Inc.
03/15/2021	2.400%	6,695,000	6,738,799
06/01/2025	3.300%	7,825,000	7,982,400
Total			138,915,365
Food and Beverage 12.6%
Anheuser-Busch InBev Finance, Inc.
02/01/2019	1.900%	8,630,000	8,667,972
ConAgra Foods, Inc.
01/25/2023	3.200%	10,690,000	10,878,165
General Mills, Inc.
10/20/2017	1.400%	2,260,000	2,259,473
10/21/2019	2.200%	1,400,000	1,410,132
JM Smucker Co. (The)
03/15/2020	2.500%	1,265,000	1,279,589
Molson Coors Brewing Co.(a)
03/15/2019	1.900%	9,985,000	9,980,636
Mondelez International, Inc.(a)
10/28/2019	1.625%	10,640,000	10,555,125
PepsiCo, Inc.
05/02/2019	1.550%	4,595,000	4,596,714
Sysco Corp.
07/15/2021	2.500%	2,575,000	2,605,326
Tyson Foods, Inc.
08/15/2019	2.650%	4,874,000	4,941,471
06/15/2022	4.500%	1,016,000	1,106,944
08/15/2024	3.950%	4,480,000	4,752,326

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wm. Wrigley Jr., Co.(a)
10/21/2018	2.400%	15,695,000	15,791,352
10/21/2019	2.900%	9,877,000	10,053,611
Total			88,878,836
Health Care 2.3%
Becton Dickinson and Co.
12/15/2019	2.675%	4,974,000	5,047,869
06/05/2020	2.404%	1,855,000	1,866,486
Express Scripts Holding Co.
06/15/2019	2.250%	3,030,000	3,047,498
Medtronic Global Holdings SCA
03/28/2019	1.700%	6,040,000	6,048,257
Total			16,010,110
Healthcare Insurance 2.0%
UnitedHealth Group, Inc.
07/16/2018	1.900%	13,850,000	13,899,375
Independent Energy 0.2%
Continental Resources, Inc.
06/01/2024	3.800%	1,750,000	1,625,934
Integrated Energy 0.8%
Cenovus Energy, Inc.
09/15/2043	5.200%	5,785,000	5,363,881
Life Insurance 10.5%
AIG Global Funding(a)
07/02/2020	2.150%	2,180,000	2,184,122
Five Corners Funding Trust(a)
11/15/2023	4.419%	5,085,000	5,527,344
Guardian Life Global Funding(a)
05/08/2022	2.500%	9,300,000	9,311,216
MassMutual Global Funding II(a)
06/22/2024	2.750%	7,515,000	7,499,023
MetLife Global Funding I(a)
04/10/2019	2.300%	3,910,000	3,948,287
Metropolitan Life Global Funding I(a)
06/12/2020	2.050%	8,980,000	8,983,008
Nuveen Finance LLC(a)
11/01/2019	2.950%	21,000,000	21,358,386
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	14,825,000	15,147,474
Total			73,958,860
Media and Entertainment 3.5%
Scripps Networks Interactive, Inc.
11/15/2019	2.750%	677,000	684,007
06/15/2020	2.800%	13,643,000	13,781,053
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Thomson Reuters Corp.
10/15/2019	4.700%	9,405,000	9,935,386
Total			24,400,446
Midstream 5.9%
Enterprise Products Operating LLC
04/15/2021	2.850%	2,240,000	2,271,008
Kinder Morgan Energy Partners LP
05/01/2024	4.300%	12,960,000	13,472,737
Panhandle Eastern Pipeline Co. LP
11/01/2017	6.200%	10,533,000	10,640,426
Plains All American Pipeline LP/Finance Corp.
11/01/2024	3.600%	8,330,000	8,170,522
Southern Natural Gas Co. LLC/Issuing Corp.
06/15/2021	4.400%	6,293,000	6,695,330
Total			41,250,023
Natural Gas 2.0%
CenterPoint Energy Resources Corp.
11/01/2017	6.125%	9,639,000	9,739,429
NiSource Finance Corp.
02/15/2023	3.850%	3,245,000	3,398,180
Sempra Energy
12/01/2023	4.050%	190,000	203,317
06/15/2024	3.550%	670,000	689,654
Total			14,030,580
Pharmaceuticals 4.1%
Allergan Funding SCS
03/12/2018	2.350%	8,740,000	8,769,585
Amgen, Inc.
05/22/2019	2.200%	8,970,000	9,043,939
05/11/2022	2.650%	8,750,000	8,848,665
Forest Laboratories LLC(a)
02/01/2019	4.375%	2,310,000	2,380,603
Total			29,042,792
Property & Casualty 4.9%
Alleghany Corp.
06/27/2022	4.950%	6,669,000	7,329,858
Berkshire Hathaway, Inc.
08/15/2018	1.150%	5,270,000	5,255,660
CNA Financial Corp.
05/15/2024	3.950%	10,055,000	10,467,657
Liberty Mutual Group, Inc.(a)
06/15/2023	4.250%	2,899,000	3,098,399

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Limited Duration Credit Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liberty Mutual Insurance Co.(a)
Subordinated
10/15/2026	7.875%	6,590,000	8,605,288
Total			34,756,862
Railroads 1.6%
Union Pacific Corp.
06/19/2020	2.250%	11,345,000	11,473,255
Restaurants 1.2%
McDonald’s Corp.
03/01/2018	5.350%	1,384,000	1,414,831
12/09/2020	2.750%	6,859,000	7,035,023
Total			8,449,854
Retailers 1.1%
CVS Health Corp.
06/01/2021	2.125%	4,595,000	4,568,537
07/20/2022	3.500%	3,049,000	3,184,217
Total			7,752,754
Supermarkets 0.6%
Kroger Co. (The)
08/01/2022	2.800%	3,850,000	3,870,621
Technology 1.4%
Broadcom Corp./Cayman Finance Ltd.(a)
01/15/2022	3.000%	5,290,000	5,371,572
Cisco Systems, Inc.
09/20/2019	1.400%	4,750,000	4,728,810
Total			10,100,382
Transportation Services 2.6%
ERAC U.S.A. Finance LLC(a)
11/15/2024	3.850%	12,500,000	12,952,563
11/01/2025	3.800%	5,170,000	5,337,089
Total			18,289,652
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.8%
Rogers Communications, Inc.
08/15/2018	6.800%	5,130,000	5,399,207
03/15/2023	3.000%	205,000	207,339
Total			5,606,546
Total Corporate Bonds & Notes (Cost $601,345,166)			605,391,318

U.S. Treasury Obligations 5.6%

U.S. Treasury
11/15/2019	1.000%	28,955,000	28,703,015
12/15/2019	1.375%	9,500,000	9,493,684
07/31/2021	1.125%	1,600,000	1,564,003
Total U.S. Treasury Obligations (Cost $39,761,448)			39,760,702

Money Market Funds 10.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 1.137%(b),(c)	70,960,747	70,960,747
Total Money Market Funds (Cost $70,959,590)		70,960,747
Total Investments (Cost: $712,066,204)		716,112,767
Other Assets & Liabilities, Net		(12,691,193)
Net Assets		703,421,574

At July 31, 2017, securities and/or cash totaling $995,494 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Investments in derivatives
Futures contracts outstanding at July 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 2-Year Note	116	USD	25,095,875	09/2017	—	(11,113)
U.S. Treasury 5-Year Note	1,076	USD	127,127,720	09/2017	154,955	—
Total			152,223,595		154,955	(11,113)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(952)	USD	(119,847,875)	09/2017	—	(66,338)
U.S. Treasury Ultra 10-Year Note	(212)	USD	(28,629,938)	09/2017	—	(25,113)
U.S. Ultra Bond	(27)	USD	(4,441,500)	09/2017	—	(30,918)
Total			(152,919,313)		—	(122,369)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $179,834,277, which represents 25.57% of net assets.
(b)	The rate shown is the seven-day current annualized yield at July 31, 2017.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended July 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 1.137%	73,553,306	581,226,170	(583,818,729)	70,960,747	(5,162)	427,470	70,960,747
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Limited Duration Credit Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Corporate Bonds & Notes	—	605,391,318	—	—	605,391,318
U.S. Treasury Obligations	39,760,702	—	—	—	39,760,702
Money Market Funds	—	—	—	70,960,747	70,960,747
Total Investments	39,760,702	605,391,318	—	70,960,747	716,112,767
Derivatives
Asset
Futures Contracts	154,955	—	—	—	154,955
Liability
Futures Contracts	(133,482)	—	—	—	(133,482)
Total	39,782,175	605,391,318	—	70,960,747	716,134,240
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2017	11

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$641,106,614
Affiliated issuers, at cost	70,959,590
Total investments, at cost	712,066,204
Investments, at value
Unaffiliated issuers, at value	645,152,020
Affiliated issuers, at value	70,960,747
Total investments, at value	716,112,767
Margin deposits	995,494
Receivable for:
Investments sold	1,095,471
Capital shares sold	1,636,349
Dividends	67,023
Interest	4,934,658
Variation margin for futures contracts	75,375
Expense reimbursement due from Investment Manager	1,035
Prepaid expenses	5,457
Total assets	724,923,629
Liabilities
Payable for:
Investments purchased	19,326,138
Capital shares purchased	938,461
Distributions to shareholders	979,320
Variation margin for futures contracts	13,937
Management services fees	24,734
Distribution and/or service fees	8,094
Transfer agent fees	82,223
Plan administration fees	2
Compensation of board members	67,685
Other expenses	61,461
Total liabilities	21,502,055
Net assets applicable to outstanding capital stock	$703,421,574
Represented by
Paid in capital	718,663,583
Undistributed net investment income	218,003
Accumulated net realized loss	(19,528,048)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	4,045,406
Investments - affiliated issuers	1,157
Futures contracts	21,473
Total - representing net assets applicable to outstanding capital stock	$703,421,574
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Limited Duration Credit Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$216,523,658
Shares outstanding	21,910,228
Net asset value per share	$9.88
Maximum offering price per share(a)	$10.19
Class B
Net assets	$10,186
Shares outstanding	1,031
Net asset value per share	$9.88
Class C
Net assets	$44,055,436
Shares outstanding	4,459,384
Net asset value per share	$9.88
Class K
Net assets	$111,441
Shares outstanding	11,249
Net asset value per share	$9.91
Class R4
Net assets	$57,357,069
Shares outstanding	5,802,141
Net asset value per share	$9.89
Class R5
Net assets	$63,284,038
Shares outstanding	6,398,487
Net asset value per share	$9.89
Class T(b)
Net assets	$411,664
Shares outstanding	41,578
Net asset value per share	$9.90
Maximum offering price per share(c)	$10.15
Class Y
Net assets	$122,033,513
Shares outstanding	12,338,900
Net asset value per share	$9.89
Class Z
Net assets	$199,634,569
Shares outstanding	20,187,965
Net asset value per share	$9.89

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(c)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2017	13

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$427,470
Interest	16,960,642
Total income	17,388,112
Expenses:
Management services fees	3,237,055
Distribution and/or service fees
Class A	786,577
Class B	3,587
Class C	494,109
Class T(a)	1,485
Transfer agent fees
Class A	373,061
Class B	430
Class C	58,319
Class I(b)	2,969
Class K	63
Class R4	60,410
Class R5	33,365
Class T(a)	706
Class Y	4,545
Class Z	170,820
Plan administration fees
Class K	276
Compensation of board members	28,898
Custodian fees	18,532
Printing and postage fees	45,026
Registration fees	137,244
Audit fees	35,155
Legal fees	12,732
Compensation of chief compliance officer	174
Other	27,493
Total expenses	5,533,031
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(156,623)
Expense reduction	(20)
Total net expenses	5,376,388
Net investment income	12,011,724
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,995,174
Investments — affiliated issuers	(5,162)
Futures contracts	765,193
Net realized gain	13,755,205
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(12,651,007)
Investments — affiliated issuers	1,157
Futures contracts	4,782,029
Net change in unrealized appreciation (depreciation)	(7,867,821)
Net realized and unrealized gain	5,887,384
Net increase in net assets resulting from operations	$17,899,108

(a)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Limited Duration Credit Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$12,011,724	$21,586,161
Net realized gain (loss)	13,755,205	(23,704,421)
Net change in unrealized appreciation (depreciation)	(7,867,821)	23,931,595
Net increase in net assets resulting from operations	17,899,108	21,813,335
Distributions to shareholders
Net investment income
Class A	(4,526,312)	(10,652,398)
Class B	(2,494)	(11,944)
Class C	(346,502)	(920,527)
Class I(a)	(1,578,833)	(4,139,245)
Class K	(1,646)	(2,536)
Class R4	(873,983)	(1,210,057)
Class R5	(1,023,070)	(1,498,277)
Class T(b)	(8,610)	(1,234,986)
Class Y	(819,272)	(81,444)
Class Z	(2,510,766)	(2,545,868)
Total distributions to shareholders	(11,691,488)	(22,297,282)
Decrease in net assets from capital stock activity	(53,984,402)	(384,689,513)
Total decrease in net assets	(47,776,782)	(385,173,460)
Net assets at beginning of year	751,198,356	1,136,371,816
Net assets at end of year	$703,421,574	$751,198,356
Undistributed (excess of distributions over) net investment income	$218,003	$(102,233)

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2017	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a),(b)	5,981,441	58,709,779	5,745,430	54,889,464
Distributions reinvested	452,553	4,448,840	1,082,715	10,330,882
Redemptions	(24,136,088)	(236,657,108)	(22,751,676)	(216,682,103)
Net decrease	(17,702,094)	(173,498,489)	(15,923,531)	(151,461,757)
Class B
Subscriptions	1,511	14,859	1,441	13,798
Distributions reinvested	235	2,313	1,226	11,686
Redemptions (a),(b)	(53,840)	(529,734)	(86,684)	(827,825)
Net decrease	(52,094)	(512,562)	(84,017)	(802,341)
Class C
Subscriptions	568,230	5,581,427	470,040	4,517,304
Distributions reinvested	32,581	320,266	88,040	839,007
Redemptions	(1,529,287)	(15,019,961)	(2,074,668)	(19,760,068)
Net decrease	(928,476)	(9,118,268)	(1,516,588)	(14,403,757)
Class I(c)
Subscriptions	2,478,894	24,332,959	1,333,791	12,943,174
Distributions reinvested	146,857	1,442,732	434,141	4,138,984
Redemptions	(15,278,585)	(149,873,994)	(7,367,227)	(70,018,674)
Net decrease	(12,652,834)	(124,098,303)	(5,599,295)	(52,936,516)
Class K
Distributions reinvested	152	1,499	241	2,304
Net increase	152	1,499	241	2,304
Class R4
Subscriptions	1,943,123	19,079,060	928,736	8,912,206
Distributions reinvested	88,826	873,773	126,692	1,209,806
Redemptions	(1,031,545)	(10,140,606)	(1,269,781)	(12,066,284)
Net increase (decrease)	1,000,404	9,812,227	(214,353)	(1,944,272)
Class R5
Subscriptions	3,624,263	35,600,523	3,369,726	32,169,179
Distributions reinvested	103,933	1,022,897	156,935	1,497,983
Redemptions	(2,741,523)	(26,966,241)	(4,106,294)	(38,624,294)
Net increase (decrease)	986,673	9,657,179	(579,633)	(4,957,132)
Class T(d)
Subscriptions	1,272	12,488	695,403	6,625,841
Distributions reinvested	860	8,466	129,731	1,234,760
Redemptions	(45,684)	(449,155)	(12,158,931)	(116,929,438)
Net decrease	(43,552)	(428,201)	(11,333,797)	(109,068,837)
Class Y(c)
Subscriptions	12,431,285	122,076,354	83,414	790,912
Distributions reinvested	83,059	819,094	8,499	81,183
Redemptions	(492,928)	(4,858,617)	(77,513)	(739,368)
Net increase	12,021,416	118,036,831	14,400	132,727
Class Z
Subscriptions	20,702,537	202,983,305	5,783,727	55,696,262
Distributions reinvested	184,591	1,817,801	143,788	1,373,007
Redemptions	(9,009,077)	(88,637,421)	(11,184,025)	(106,319,201)
Net increase (decrease)	11,878,051	116,163,685	(5,256,510)	(49,249,932)
Total net decrease	(5,492,354)	(53,984,402)	(40,493,083)	(384,689,513)

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Limited Duration Credit Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(d)	Effective March 27, 2017, Class W shares were renamed Class T shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Limited Duration Credit Fund | Annual Report 2017	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$9.80	0.15	0.07	0.22	(0.14)	—
7/31/2016	$9.70	0.22	0.10	0.32	(0.22)	—
7/31/2015	$9.99	0.19	(0.28)	(0.09)	(0.19)	(0.01)
7/31/2014	$10.04	0.16	0.11	0.27	(0.22)	(0.10)
7/31/2013	$10.15	0.16	0.05	0.21	(0.16)	(0.16)
Class B
7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	—
7/31/2016	$9.70	0.15	0.10	0.25	(0.15)	—
7/31/2015	$9.99	0.11	(0.28)	(0.17)	(0.11)	(0.01)
7/31/2014	$10.04	0.08	0.12	0.20	(0.15)	(0.10)
7/31/2013	$10.14	0.08	0.07	0.15	(0.09)	(0.16)
Class C
7/31/2017	$9.80	0.07	0.08	0.15	(0.07)	—
7/31/2016	$9.69	0.15	0.11	0.26	(0.15)	—
7/31/2015	$9.99	0.12	(0.30)	(0.18)	(0.11)	(0.01)
7/31/2014	$10.04	0.08	0.12	0.20	(0.15)	(0.10)
7/31/2013	$10.14	0.08	0.07	0.15	(0.09)	(0.16)
Class K
7/31/2017	$9.82	0.15	0.09	0.24	(0.15)	—
7/31/2016	$9.72	0.22	0.11	0.33	(0.23)	—
7/31/2015	$10.01	0.20	(0.29)	(0.09)	(0.19)	(0.01)
7/31/2014	$10.07	0.16	0.11	0.27	(0.23)	(0.10)
7/31/2013	$10.17	0.18	0.05	0.23	(0.17)	(0.16)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Limited Duration Credit Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.14)	$9.88	2.28%	0.83%	0.81% (c)	1.47%	119%	$216,524
(0.22)	$9.80	3.43%	0.89%	0.83% (c)	2.29%	49%	$388,216
(0.20)	$9.70	(0.96%)	0.86%	0.83% (c)	1.92%	68%	$538,661
(0.32)	$9.99	2.78%	0.87%	0.84% (c)	1.55%	93%	$631,359
(0.32)	$10.04	2.11%	0.86%	0.85% (c)	1.56%	87%	$645,559

(0.07)	$9.88	1.52%	1.59%	1.56% (c)	0.72%	119%	$10
(0.15)	$9.80	2.65%	1.64%	1.58% (c)	1.53%	49%	$520
(0.12)	$9.70	(1.70%)	1.61%	1.58% (c)	1.14%	68%	$1,330
(0.25)	$9.99	2.01%	1.61%	1.59% (c)	0.81%	93%	$3,147
(0.25)	$10.04	1.45%	1.61%	1.60% (c)	0.81%	87%	$5,108

(0.07)	$9.88	1.53%	1.58%	1.56% (c)	0.74%	119%	$44,055
(0.15)	$9.80	2.76%	1.65%	1.58% (c)	1.54%	49%	$52,777
(0.12)	$9.69	(1.80%)	1.61%	1.58% (c)	1.17%	68%	$66,931
(0.25)	$9.99	2.01%	1.62%	1.59% (c)	0.81%	93%	$79,115
(0.25)	$10.04	1.45%	1.61%	1.60% (c)	0.81%	87%	$91,079

(0.15)	$9.91	2.44%	0.77%	0.77%	1.53%	119%	$111
(0.23)	$9.82	3.50%	0.77%	0.76%	2.35%	49%	$109
(0.20)	$9.72	(0.88%)	0.76%	0.76%	1.99%	68%	$106
(0.33)	$10.01	2.76%	0.76%	0.76%	1.63%	93%	$117
(0.33)	$10.07	2.29%	0.76%	0.76%	1.72%	87%	$108
Columbia Limited Duration Credit Fund | Annual Report 2017	19

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—
7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—
7/31/2015	$9.99	0.22	(0.29)	(0.07)	(0.21)	(0.01)
7/31/2014	$10.04	0.18	0.12	0.30	(0.25)	(0.10)
7/31/2013 (d)	$10.12	0.07	(0.08) (e)	(0.01)	(0.07)	—
Class R5
7/31/2017	$9.81	0.18	0.07	0.25	(0.17)	—
7/31/2016	$9.71	0.25	0.10	0.35	(0.25)	—
7/31/2015	$10.00	0.22	(0.28)	(0.06)	(0.22)	(0.01)
7/31/2014	$10.05	0.18	0.13	0.31	(0.26)	(0.10)
7/31/2013 (g)	$10.30	0.14	(0.10) (e)	0.04	(0.13)	(0.16)
Class T(h)
7/31/2017	$9.82	0.15	0.07	0.22	(0.14)	—
7/31/2016	$9.71	0.23	0.10	0.33	(0.22)	—
7/31/2015	$10.01	0.19	(0.29)	(0.10)	(0.19)	(0.01)
7/31/2014	$10.06	0.15	0.12	0.27	(0.22)	(0.10)
7/31/2013	$10.16	0.16	0.06	0.22	(0.16)	(0.16)
Class Y
7/31/2017	$9.80	0.19	0.08	0.27	(0.18)	—
7/31/2016	$9.70	0.25	0.11	0.36	(0.26)	—
7/31/2015	$10.00	0.24	(0.31)	(0.07)	(0.22)	(0.01)
7/31/2014	$10.05	0.19	0.12	0.31	(0.26)	(0.10)
7/31/2013 (i)	$10.13	0.07	(0.08) (e)	(0.01)	(0.07)	—
Class Z
7/31/2017	$9.80	0.17	0.09	0.26	(0.17)	—
7/31/2016	$9.70	0.24	0.11	0.35	(0.25)	—
7/31/2015	$9.99	0.21	(0.28)	(0.07)	(0.21)	(0.01)
7/31/2014	$10.05	0.18	0.11	0.29	(0.25)	(0.10)
7/31/2013	$10.15	0.18	0.07	0.25	(0.19)	(0.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Effective March 27, 2017, Class W shares were renamed Class T shares.
(i)	Class Y shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Limited Duration Credit Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.17)	$9.89	2.65%	0.59%	0.56% (c)	1.74%	119%	$57,357
(0.25)	$9.80	3.68%	0.64%	0.58% (c)	2.53%	49%	$47,065
(0.22)	$9.70	(0.71%)	0.61%	0.58% (c)	2.27%	68%	$48,659
(0.35)	$9.99	3.04%	0.62%	0.59% (c)	1.80%	93%	$6,000
(0.07)	$10.04	(0.07%)	0.62% (f)	0.60% (c),(f)	1.76% (f)	87%	$2,270

(0.17)	$9.89	2.59%	0.52%	0.52%	1.78%	119%	$63,284
(0.25)	$9.81	3.76%	0.51%	0.51%	2.60%	49%	$53,070
(0.23)	$9.71	(0.63%)	0.51%	0.51%	2.26%	68%	$58,152
(0.36)	$10.00	3.12%	0.51%	0.51%	1.84%	93%	$36,091
(0.29)	$10.05	0.44%	0.55% (f)	0.54% (f)	1.99% (f)	87%	$1,983

(0.14)	$9.90	2.29%	0.84%	0.81% (c)	1.48%	119%	$412
(0.22)	$9.82	3.54%	0.90%	0.83% (c)	2.37%	49%	$836
(0.20)	$9.71	(1.05%)	0.86%	0.83% (c)	1.92%	68%	$110,891
(0.32)	$10.01	2.77%	0.87%	0.83% (c)	1.50%	93%	$145,507
(0.32)	$10.06	2.21%	0.86%	0.85% (c)	1.61%	87%	$9,498

(0.18)	$9.89	2.75%	0.48%	0.47%	1.90%	119%	$122,034
(0.26)	$9.80	3.81%	0.47%	0.46%	2.65%	49%	$3,113
(0.23)	$9.70	(0.69%)	0.47%	0.46%	2.44%	68%	$2,941
(0.36)	$10.00	3.16%	0.46%	0.46%	1.87%	93%	$10
(0.07)	$10.05	(0.14%)	0.44% (f)	0.44% (f)	1.81% (f)	87%	$2

(0.17)	$9.89	2.65%	0.59%	0.56% (c)	1.78%	119%	$199,635
(0.25)	$9.80	3.69%	0.64%	0.58% (c)	2.53%	49%	$81,473
(0.22)	$9.70	(0.71%)	0.61%	0.58% (c)	2.17%	68%	$131,631
(0.35)	$9.99	2.93%	0.62%	0.59% (c)	1.81%	93%	$108,228
(0.35)	$10.05	2.46%	0.61%	0.60% (c)	1.80%	87%	$98,123
Columbia Limited Duration Credit Fund | Annual Report 2017	21

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Limited Duration Credit Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Prior to March 27, 2017, Class T shares were known as Class W shares, were not subject to sales charges, and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed accounts.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
22	Columbia Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Limited Duration Credit Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
July 31, 2017
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the
24	Columbia Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at July 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized appreciation on futures contracts	154,955

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Net assets — unrealized depreciation on futures contracts	133,482
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	765,193

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	4,782,029
Columbia Limited Duration Credit Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
July 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	146,588,956
Futures contracts — short	157,699,286

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
26	Columbia Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.43% to 0.28% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.43% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $2,533.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Limited Duration Credit Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class K, Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07%, 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class K and Class R5 shares and 0.025% for Class I and Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class K and Class R5 shares and Class I and Class Y shares did not pay transfer agency fees.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Class B	0.12
Class C	0.12
Class I	0.002 (a),(b)
Class K	0.056
Class R4	0.12
Class R5	0.057
Class T	0.12
Class Y	0.010
Class Z	0.12

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Unannualized.
28	Columbia Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $625,000 and $623,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	160,350
Class C	4,028
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	0.80%	0.83%
Class B	1.55	1.58
Class C	1.55	1.58
Class K	0.77	0.76
Class R4	0.55	0.58
Class R5	0.52	0.51
Class T	0.80	0.83
Class Y	0.47	0.46
Class Z	0.55	0.58
Columbia Limited Duration Credit Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for derivative investments, tax straddles, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
11,691,488	—	11,691,488	22,297,282	—	22,297,282
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,263,869	—	(19,386,143)	4,046,563
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
712,066,204	4,493,625	(447,062)	4,046,563
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	3,924,976	15,461,167	19,386,143	17,108,773	—	—
30	Columbia Limited Duration Credit Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $818,497,873 and $838,355,341, respectively, for the year ended July 31, 2017, of which $39,761,687 and $19,959,375, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia Limited Duration Credit Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, one unaffiliated shareholder of record owned 10.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 62.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia Limited Duration Credit Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Limited Duration Credit Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Limited Duration Credit Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Limited Duration Credit Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
34	Columbia Limited Duration Credit Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Limited Duration Credit Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
36	Columbia Limited Duration Credit Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
Columbia Limited Duration Credit Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia Limited Duration Credit Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Limited Duration Credit Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Limited Duration Credit Fund | Annual Report 2017	39

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
40	Columbia Limited Duration Credit Fund | Annual Report 2017

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Limited Duration Credit Fund | Annual Report 2017	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
42	Columbia Limited Duration Credit Fund | Annual Report 2017

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Columbia Limited Duration Credit Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN183_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Minnesota Tax-Exempt Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Minnesota Tax-Exempt Fund   |  Annual Report 2017

Columbia Minnesota Tax-Exempt Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Minnesota Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from Minnesota state and local tax.
Portfolio management
Catherine Stienstra
Co-manager
Managed Fund since 2007
Anders Myhran, CFA
Co-manager
Managed Fund since October 2016
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/18/86	-0.20	3.09	4.53
	Including sales charges		-3.27	2.48	4.21
Class B	Excluding sales charges	03/20/95	-0.94	2.32	3.76
	Including sales charges		-5.79	1.96	3.76
Class C	Excluding sales charges	06/26/00	-0.95	2.32	3.75
	Including sales charges		-1.91	2.32	3.75
Class R4*		03/19/13	0.05	3.36	4.67
Class R5*		12/11/13	0.03	3.29	4.63
Class Y*		03/01/17	-0.10	3.11	4.54
Class Z*		09/27/10	0.05	3.39	4.71
Bloomberg Barclays Minnesota Municipal Bond Index			0.17	2.61	4.39
Bloomberg Barclays Municipal Bond Index			0.26	3.10	4.60
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Minnesota Municipal Bond Index is a market capitalization-weighted index of Minnesota Investment-grade bonds with maturities of one year or more.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Minnesota Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at July 31, 2017)
AAA rating	4.2
AA rating	38.4
A rating	26.3
BBB rating	10.6
BB rating	2.8
Not rated	17.7
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares returned -0.20% excluding sales charges. Class Z shares of the Fund returned 0.05% during the same time period. The Fund’s benchmark, the Bloomberg Barclays Minnesota Municipal Bond Index, returned 0.17%, and the broader municipal bond market, represented by the Bloomberg Barclays Municipal Bond Index, returned 0.26% for the same period. Duration and yield curve positioning detracted from the Fund’s performance relative to its benchmark. Sector allocation and security selection overall each produced mixed results. Credit quality positioning contributed positively.
Tax-exempt bond market posted modest gains
The tax-exempt fixed-income market overall posted modest gains during the period amid mixed macro influences. The first major factor to impact the tax-exempt bond market during the period was the implementation of money market reforms in October 2016, which sent daily and weekly municipal yields higher by more than 40 basis points, more than doubling in the process. (A basis point is 1/100th of a percentage point.) Demand for municipal bonds remained consistently strong, with mutual fund industry inflows reaching 54 consecutive weeks. The U.S. municipal bond market also continued to draw the interest of non-U.S. buyers, some driven by negative yields in their own countries’ markets. The defining event of the period was likely the U.S. presidential election. The market elation following the surprise results, driven by overnight reevaluations around regulation, fiscal spending, inflation and pro-economic growth policies regarding health care, infrastructure spending and tax reform, sent equities higher and bond prices lower. Municipal bond yields were already under pressure from record new issue supply when the post-election sell-off in November 2016 sent the market into its worst month of total return since 2008. However, as often happens, financial markets got a little ahead of themselves and conditions started to reverse in December 2016. The Federal Reserve (the Fed) raised the targeted federal funds rate near the end of 2016, and markets barely blinked. This relative calm, along with Washington D.C. gridlock and an ongoing search for yield, produced all but one month of positive total returns within the municipal bond market from December 2016 through July 2017, even as the Fed raised interest rates twice more — in March and June 2017. The municipal bond market was aided during these months by subdued supply in the first seven months of 2017, down approximately 18% on a year-over-year basis, greeted by steady demand from investors, as evidenced by about $14 billion of mutual fund inflows. Despite unfunded liabilities and budgetary stress in some notable credits, municipal bond market fundamentals also remained sound, as the U.S. economy remained in a phase of steady, albeit gradual, improvement.
Overall, AAA-rated municipal bond yields rose across all maturities during the period, but increased more significantly on securities with maturities of 15 years or longer. In turn, the yield curve steepened, meaning the differential between longer term and shorter term yields widened. Lower quality municipal bonds generally outperformed their higher quality counterparts. During the period, municipal bonds significantly outperformed U.S. Treasuries.
Duration and yield curve positioning overall dampened results
The primary drivers of relative performance were duration and yield curve positioning. The Fund’s longer duration than that of the benchmark hurt, as yields across the maturity spectrum rose. Further, having an underweight to bonds with maturities of 10 years and less and an overweight to bonds with maturities of 15 years and longer detracted, as yields rose more significantly overall on longer maturity bonds than on shorter maturity bonds during the period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa.)
From a sector perspective, having overweight allocations to the electric utilities and hospital sectors hurt, as each was among the lowest performing sectors in the benchmark during the period. Issue selection among local general obligation bonds and leasing bonds dampened results as well. Finally, the Fund had exposure to the 4% coupon structure, which generally underperformed higher coupon, more defensive securities during the period.
Credit quality positioning overall boosted results
As lower quality securities overall outperformed higher quality securities during the period, having underweight allocations to bonds rated AAA and AA, overweighted allocations to lower investment-grade bonds, and exposure to non-rated securities added value. Issue selection among bonds rated AA2 (Moody’s) further boosted relative results.
4	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Issue selection within the hospital, education and housing sectors proved particularly effective during the period. Also, having an underweight to state general obligation bonds contributed positively, as the sector produced negative absolute returns during the period.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted, ending the period with a longer duration relative to that of the benchmark than it had at the start of the period. Heading into the October 2016 money market reform and the November 2016 U.S. elections, we were particularly cautious. We then used the post-election sell-off in the market to purchase longer maturity bonds as we sought to lock in higher yields. We subsequently reduced the Fund’s duration ahead of tax season and then extended again as we headed into what we believed would be a strong period for the market based on technicals, or supply/demand factors.
We reduced the Fund’s exposure to electric utilities and nursing home bonds and increased allocations to state general obligation bonds and airport bonds. During the period, more than 5% of the Fund’s securities were pre-refunded, mostly in continuing care retirement communities (“CCRC”) bonds and health care-related bonds as well as in the charter school and higher education sectors. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.) Additionally, we actively increased the Fund’s allocation to below-investment-grade credits to help sustain an attractive distribution yield. Purchasing state general obligation bonds during the period increased the Fund’s exposure to AA-rated bonds.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.40	1,020.88	3.98	3.96	0.79
Class B	1,000.00	1,000.00	1,031.40	1,017.16	7.76	7.70	1.54
Class C	1,000.00	1,000.00	1,029.60	1,017.16	7.75	7.70	1.54
Class R4	1,000.00	1,000.00	1,034.60	1,022.12	2.72	2.71	0.54
Class R5	1,000.00	1,000.00	1,034.60	1,021.97	2.88	2.86	0.57
Class Y	1,000.00	1,000.00	1,032.00 (a)	1,022.17	2.23 (a)	2.66	0.53 (a)
Class Z	1,000.00	1,000.00	1,036.60	1,022.07	2.78	2.76	0.55
(a) Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 1.0%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.0%
City of Minneapolis/St. Paul Housing & Redevelopment Authority(a),(b)
Revenue Bonds
Allina Health Systems
VRDN Series 2009B-1 (JPMorgan Chase Bank)
11/15/2035	0.720%	3,100,000	3,100,000
VRDN Series 2009B-2 (JPMorgan Chase Bank)
11/15/2035	0.720%	3,200,000	3,200,000
Total			6,300,000
Total Floating Rate Notes (Cost $6,300,000)			6,300,000

Municipal Bonds 96.6%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 5.6%
Minneapolis-St. Paul Metropolitan Airports Commission
Refunding Revenue Bonds
Senior Lien
Series 2016C
01/01/2046	5.000%	3,000,000	3,488,970
Series 2011
01/01/2025	5.000%	2,000,000	2,244,360
Subordinated Series 2016B
01/01/2022	5.000%	3,145,000	3,647,257
01/01/2023	5.000%	3,000,000	3,545,970
01/01/2024	5.000%	4,695,000	5,636,207
Revenue Bonds
Senior Series 2010A
01/01/2035	5.000%	6,795,000	7,352,258
Senior Series 2010B
01/01/2021	5.000%	2,175,000	2,376,731
Subordinated Refunding Revenue Bonds
Series 2012B
01/01/2030	5.000%	1,000,000	1,119,900
01/01/2031	5.000%	750,000	837,915
Series 2014A
01/01/2034	5.000%	1,000,000	1,146,700
Minneapolis-St. Paul Metropolitan Airports Commission(c)
Refunding Revenue Bonds
Senior Series 2009B AMT
01/01/2022	5.000%	2,680,000	2,828,445
Total			34,224,713
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Assisted Living 1.9%
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	3,000,000	3,003,660
City of Red Wing
Refunding Revenue Bonds
Deer Crest Project
Series 2012A
11/01/2032	5.000%	325,000	336,746
11/01/2042	5.000%	1,250,000	1,288,612
Dakota County Community Development Agency
Revenue Bonds
Sanctuary at West St. Paul Project
Series 2015
08/01/2035	6.000%	4,000,000	4,021,520
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	3,000,000	2,851,260
Total			11,501,798
Charter Schools 3.2%
City of Brooklyn Park
Refunding Revenue Bonds
Prairie Seeds Academy Project
Series 2015
03/01/2034	5.000%	1,000,000	1,038,300
03/01/2039	5.000%	2,000,000	2,058,400
City of Cologne
Revenue Bonds
Cologne Academy Charter School Project
Series 2014A
07/01/2034	5.000%	500,000	516,800
07/01/2045	5.000%	2,070,000	2,116,037
City of Deephaven
Refunding Revenue Bonds
Eagle Ridge Academy Project
Series 2015
07/01/2050	5.500%	1,500,000	1,589,685
City of Woodbury
Revenue Bonds
MSA Building Co.
Series 2012A
12/01/2032	5.000%	220,000	230,784
12/01/2043	5.000%	1,500,000	1,555,275

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Anoka
Revenue Bonds
Spectrum Building Co.
Series 2012A
06/01/2027	5.000%	290,000	305,750
06/01/2032	5.000%	300,000	313,968
06/01/2043	5.000%	1,000,000	1,035,940
Series 2014A
06/01/2047	5.000%	1,600,000	1,653,968
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Hope Community Academy Project
Series 2015A
12/01/2043	5.000%	3,000,000	3,148,020
Nova Classical Academy Project
Series 2016
09/01/2036	4.000%	1,000,000	996,000
St. Paul Conservatory
Series 2013A
03/01/2028	4.000%	200,000	201,090
03/01/2043	4.625%	1,000,000	1,010,010
Township of Baytown
Refunding Revenue Bonds
Series 2016A
08/01/2041	4.000%	750,000	672,938
08/01/2046	4.250%	1,000,000	918,770
Total			19,361,735
Health Services 0.4%
City of Center City
Revenue Bonds
Hazelden Betty Ford Foundation Project
Series 2011
11/01/2041	5.000%	1,600,000	1,667,280
Series 2014
11/01/2044	5.000%	500,000	542,960
Total			2,210,240
Higher Education 13.0%
City of Moorhead
Refunding Revenue Bonds
Concordia College Corp. Project
Series 2016
12/01/2034	5.000%	1,155,000	1,304,168
12/01/2040	5.000%	1,350,000	1,510,745
Minnesota Higher Education Facilities Authority
Refunding Revenue Bonds
Bethel University
Series 2017
05/01/2037	5.000%	1,000,000	1,119,440
05/01/2047	5.000%	2,000,000	2,212,800
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Carleton College
Series 2017
03/01/2037	4.000%	500,000	537,480
03/01/2039	4.000%	500,000	534,055
03/01/2040	4.000%	1,000,000	1,063,860
03/01/2047	4.000%	2,500,000	2,653,275
St. Olaf College
8th Series 2015G
12/01/2031	5.000%	740,000	860,827
12/01/2032	5.000%	1,000,000	1,159,250
Series 2016-8N
10/01/2034	4.000%	1,500,000	1,602,015
10/01/2035	4.000%	500,000	532,770
University of St. Thomas
Series 2016-8-L
04/01/2035	5.000%	750,000	856,935
04/01/2039	4.000%	2,000,000	2,098,540
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	8,000,000	8,689,840
Bethel University
6th Series 2007R
05/01/2023	5.500%	275,000	275,459
05/01/2037	5.500%	6,000,000	6,010,020
College of St. Benedict
7th Series 2011M
03/01/2031	5.000%	300,000	322,821
03/01/2036	5.125%	275,000	296,687
Series 2008V
03/01/2018	5.000%	500,000	510,190
Series 2016-8-K
03/01/2043	4.000%	1,000,000	1,027,050
College of St. Scholastica
Series 2010H
12/01/2030	5.125%	870,000	908,993
12/01/2035	5.250%	1,000,000	1,048,910
Series 2011-7J
12/01/2040	6.300%	1,800,000	1,938,726
Series 2012
12/01/2027	4.250%	350,000	368,533
12/01/2032	4.000%	350,000	356,045
Hamline University
7th Series 2011K2
10/01/2032	6.000%	1,000,000	1,124,140
10/01/2040	6.000%	2,000,000	2,235,760

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. Catherine University
7th Series 2012Q
10/01/2025	5.000%	325,000	366,746
10/01/2026	5.000%	280,000	314,516
10/01/2027	5.000%	200,000	223,418
10/01/2032	5.000%	700,000	769,685
St. Johns University
Series 2015-8-1
10/01/2031	5.000%	370,000	429,337
10/01/2032	5.000%	645,000	745,884
10/01/2033	5.000%	350,000	402,819
10/01/2034	5.000%	380,000	435,263
St. John’s University
6th Series 2008U
10/01/2028	4.750%	1,000,000	1,039,240
Unrefunded Revenue Bonds
College of St. Benedict
Series 2008
03/01/2023	4.750%	730,000	745,294
University of Minnesota
Revenue Bonds
Series 2009A
04/01/2034	5.125%	1,000,000	1,066,020
Series 2011A
12/01/2018	5.000%	2,500,000	2,635,500
12/01/2031	5.250%	5,000,000	5,629,450
Series 2011D
12/01/2036	5.000%	5,985,000	6,765,743
Series 2014B
01/01/2044	4.000%	3,750,000	3,942,712
Series 2016A
04/01/2032	5.000%	2,000,000	2,397,720
04/01/2033	5.000%	1,725,000	2,059,115
04/01/2034	5.000%	1,855,000	2,206,337
04/01/2037	5.000%	3,210,000	3,798,778
Total			79,132,911
Hospital 18.1%
City of Glencoe
Refunding Revenue Bonds
Glencoe Regional Health Services Project
Series 2013
04/01/2023	4.000%	400,000	428,228
04/01/2024	4.000%	745,000	796,122
04/01/2026	4.000%	500,000	530,285
04/01/2031	4.000%	1,450,000	1,513,945
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2037	4.000%	9,095,000	9,391,497
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Memorial Health Care
Series 2015
09/01/2032	5.000%	1,000,000	1,123,500
09/01/2035	4.000%	1,500,000	1,551,300
City of Minneapolis
Refunding Revenue Bonds
Fairview Health Services
Series 2015A
11/15/2034	5.000%	4,000,000	4,595,720
11/15/2044	5.000%	6,475,000	7,307,296
City of Minneapolis/St. Paul Housing & Redevelopment Authority
Revenue Bonds
Children’s Health Care Facilities
Series 2010A
08/15/2025	5.250%	1,000,000	1,105,110
08/15/2035	5.250%	2,275,000	2,488,395
City of Plato
Revenue Bonds
Glencoe Regional Health Services
Series 2017
04/01/2037	4.000%	1,810,000	1,846,327
04/01/2041	5.000%	675,000	747,475
City of Rochester
Refunding Revenue Bonds
Mayo Clinic
Series 2016B
11/15/2036	5.000%	5,000,000	6,473,400
Revenue Bonds
Mayo Clinic
Series 2011C
11/15/2038	4.500%	2,560,000	2,894,029
Olmsted Medical Center Project
Series 2010
07/01/2030	5.875%	1,950,000	2,155,706
Series 2013
07/01/2024	5.000%	300,000	352,545
07/01/2027	5.000%	245,000	281,909
07/01/2028	5.000%	225,000	257,553
07/01/2033	5.000%	650,000	725,953
City of Shakopee
Refunding Revenue Bonds
St. Francis Regional Medical Center
Series 2014
09/01/2034	5.000%	1,000,000	1,121,330
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2037	4.000%	3,175,000	3,369,881
05/01/2046	5.000%	3,500,000	3,965,885

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
CentraCare Health
Series 2016A
05/01/2028	5.000%	1,745,000	2,092,988
CentraCare Health System
Series 2014B
05/01/2024	5.000%	1,400,000	1,684,858
Unrefunded Revenue Bonds
CentraCare Health System
Series 2010
05/01/2030	5.125%	315,000	341,762
City of Winona
Refunding Revenue Bonds
Winona Health Obligation Group
Series 2007
07/01/2031	5.150%	310,000	310,450
Series 2012
07/01/2034	5.000%	750,000	795,615
County of Chippewa
Refunding Revenue Bonds
Montevideo Hospital Project
Series 2016
03/01/2037	4.000%	7,660,000	7,681,908
County of Meeker
Revenue Bonds
Hospital Facilities Memorial Hospital Project
Series 2007
11/01/2027	5.750%	1,000,000	1,005,910
11/01/2037	5.750%	2,250,000	2,263,027
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2023	5.000%	1,000,000	1,148,780
11/15/2027	5.000%	2,500,000	2,831,350
11/15/2044	5.000%	1,000,000	1,075,010
HealthPartners Obligation Group
Series 2015
07/01/2033	5.000%	3,000,000	3,426,750
07/01/2035	4.000%	10,630,000	11,106,755
Revenue Bonds
Allina Health Systems
Series 2007A (NPFGC)
11/15/2022	5.000%	1,025,000	1,036,941
Gillette Children’s Specialty
Series 2009
02/01/2027	5.000%	7,445,000	7,764,242
02/01/2029	5.000%	3,000,000	3,121,650
Unrefunded Revenue Bonds
Allina Health System
Series 2009
11/15/2029	5.250%	3,450,000	3,769,401
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Perham Hospital District
Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2040	6.500%	3,500,000	3,687,950
Total			110,168,738
Joint Power Authority 8.0%
Central Minnesota Municipal Power Agency
Revenue Bonds
Brookings-Southeast Twin Cities Transmission Project
Series 2012
01/01/2019	5.000%	1,925,000	2,023,521
01/01/2042	5.000%	1,500,000	1,643,355
Hutchinson Utilities Commission
Revenue Bonds
Series 2012A
12/01/2022	5.000%	250,000	289,960
12/01/2025	5.000%	400,000	462,856
Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2014
10/01/2032	5.000%	250,000	290,413
10/01/2033	5.000%	250,000	289,348
Series 2014A
10/01/2035	5.000%	1,000,000	1,153,140
Revenue Bonds
Series 2010A
10/01/2035	5.250%	7,000,000	7,707,560
Series 2016
10/01/2041	4.000%	1,000,000	1,063,090
10/01/2047	5.000%	500,000	574,420
Northern Municipal Power Agency
Revenue Bonds
Series 2008A
01/01/2021	5.000%	3,500,000	3,558,030
Series 2013A
01/01/2030	5.000%	340,000	382,986
01/01/2031	5.000%	460,000	515,927
Southern Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
01/01/2035	5.000%	1,000,000	1,148,570
01/01/2041	5.000%	2,550,000	2,904,424
01/01/2046	5.000%	2,000,000	2,266,900
Southern Minnesota Municipal Power Agency(d)
Revenue Bonds
Capital Appreciation
Series 1994A (NPFGC)
01/01/2019	0.000%	5,000,000	4,904,200
01/01/2026	0.000%	10,000,000	8,304,200

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Minnesota Municipal Power Agency
Refunding Revenue Bonds
Series 2012A
01/01/2029	5.000%	1,200,000	1,389,936
01/01/2030	5.000%	1,000,000	1,152,160
Series 2015A
01/01/2036	5.000%	1,000,000	1,159,050
Revenue Bonds
Series 2014A
01/01/2040	5.000%	1,000,000	1,124,620
01/01/2046	5.000%	4,025,000	4,504,055
Total			48,812,721
Local Appropriation 2.3%
Anoka-Hennepin Independent School District No. 11
Certificate of Participation
Series 2014A
02/01/2034	5.000%	1,700,000	1,911,174
Goodhue County Education District No. 6051
Certificate of Participation
Series 2014
02/01/2029	5.000%	1,200,000	1,359,252
02/01/2034	5.000%	1,200,000	1,333,296
02/01/2039	5.000%	1,300,000	1,433,939
Northeastern Metropolitan Intermediate School District No. 916
Certificate of Participation
Series 2015B
02/01/2034	5.000%	1,000,000	1,131,280
02/01/2042	4.000%	5,250,000	5,418,367
Plymouth Intermediate District No. 287
Refunding Certificate of Participation
Series 2016A
05/01/2029	4.000%	500,000	539,240
05/01/2030	4.000%	450,000	484,236
05/01/2031	4.000%	450,000	483,476
Total			14,094,260
Local General Obligation 7.5%
Burnsville-Eagan-Savage Independent School District No. 191
Unlimited General Obligation Bonds
School Building
Series 2015A
02/01/2031	4.000%	4,820,000	5,263,392
Centennial Independent School District No. 12(d)
Unlimited General Obligation Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2032	0.000%	1,225,000	758,581
02/01/2033	0.000%	750,000	441,720
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chisago Lakes Independent School District No. 2144(e)
Unlimited General Obligation Bonds
Minnesota School District Credit Enhancement Program
Series 2017A
02/01/2027	5.000%	2,835,000	3,540,235
02/01/2030	4.000%	3,145,000	3,518,217
City of Willmar
Unlimited General Obligation Refunding Bonds
Rice Memorial Hospital Project
Series 2012A
02/01/2027	5.000%	1,000,000	1,123,690
County of Anoka
Unlimited General Obligation Bonds
Capital Improvements
Series 2008A
02/01/2023	5.000%	500,000	509,230
County of Otter Tail(c)
Unlimited General Obligation Bonds
Disposal Systems-Prairie Lakes
Series 2011 AMT
11/01/2030	5.000%	2,010,000	2,196,769
Duluth Independent School District No. 709
Refunding Certificate of Participation
Series 2016A (School District Credit Enhancement Program)
02/01/2028	4.000%	1,500,000	1,670,610
Farmington Independent School District No. 192
Unlimited General Obligation Refunding Bonds
Series 2015A (School District Credit Enhancement Program)
02/01/2026	5.000%	4,155,000	4,925,545
Hermantown Independent School District No. 700
Unlimited General Obligation Bonds
School Building
Series 2014A
02/01/2037	5.000%	4,740,000	5,355,773
Mahtomedi Independent School District No. 832
Unlimited General Obligation Refunding Bonds
School Building
Series 2014A
02/01/2030	5.000%	500,000	587,900
02/01/2031	5.000%	1,140,000	1,332,113
Monticello Independent School District No. 88
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2031	4.000%	1,735,000	1,902,532
Monticello Independent School District No. 882
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2030	4.000%	1,000,000	1,105,140

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Mountain Iron-Buhl Independent School District No. 712
Unlimited General Obligation Bonds
School Building
Series 2016A (School District Credit Enhancement Program)
02/01/2031	4.000%	1,605,000	1,744,731
02/01/2032	4.000%	1,775,000	1,915,598
Sartell-St. Stephen Independent School District No. 748(d)
Unlimited General Obligation Bonds
School Building
Series 2016B (School District Credit Enhancement Program)
02/01/2032	0.000%	1,565,000	991,584
02/01/2033	0.000%	2,585,000	1,569,793
02/01/2034	0.000%	1,500,000	869,205
South Washington County Independent School District No. 833
Unlimited General Obligation Bonds
School Building
Series 2016A
02/01/2031	4.000%	4,000,000	4,348,240
Total			45,670,598
Multi-Family 3.2%
Anoka Housing & Redevelopment Authority
Revenue Bonds
Woodland Park Apartments Project
Series 2011A
04/01/2027	5.000%	2,500,000	2,591,250
Austin Housing & Redevelopment Authority
Refunding Revenue Bonds
Chauncey & Courtyard Apartments
Series 2010
01/01/2031	5.000%	1,500,000	1,544,010
City of Bloomington
Refunding Revenue Bonds
Gideon Pond Commons LLC
Senior Series 2010
12/01/2026	5.750%	1,000,000	1,007,350
12/01/2030	6.000%	3,000,000	3,020,760
City of Crystal
Revenue Bonds
Crystal Leased Housing Association
Series 2014
06/01/2031	5.250%	2,500,000	2,584,875
City of Oak Park Heights
Revenue Bonds
Housing Oakgreen Commons Project
Series 2010
08/01/2045	7.000%	2,000,000	2,122,740
Oakgreen Commons Project Memory
Series 2013
08/01/2043	6.500%	1,000,000	1,065,190
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Anthony
Revenue Bonds
Multifamily Housing Landings Silver Lake Village
Series 2013
12/01/2030	6.000%	3,000,000	3,247,110
Northwest Multi-County Housing & Redevelopment Authority
Refunding Revenue Bonds
Pooled Housing Program
Series 2015
07/01/2045	5.500%	2,500,000	2,518,675
Total			19,701,960
Municipal Power 1.3%
City of Rochester Electric Utility
Refunding Revenue Bonds
Series 2015E
12/01/2027	4.000%	1,000,000	1,122,310
12/01/2028	4.000%	950,000	1,055,497
Series 2017A
12/01/2047	5.000%	4,700,000	5,476,722
Total			7,654,529
Nursing Home 2.9%
City of Oak Park Heights
Refunding Revenue Bonds
Boutwells Landing Care Center
Series 2013
08/01/2025	5.250%	1,480,000	1,604,631
City of Sartell
Revenue Bonds
Country Manor Campus
Series 2010A
09/01/2030	6.125%	840,000	841,218
09/01/2036	6.250%	925,000	926,573
09/01/2042	6.375%	2,435,000	2,439,139
City of Sauk Rapids
Refunding Revenue Bonds
Good Shepherd Lutheran Home
Series 2013
01/01/2039	5.125%	2,500,000	2,518,225
Dakota County Community Development Agency
Revenue Bonds
Ebenezer Ridges Care Center TCU Project
Series 2014S
09/01/2046	5.000%	2,000,000	2,041,760
Housing & Redevelopment Authority of The City of St. Paul
Revenue Bonds
Episcopal Homes Project
Senior Series 2013
05/01/2038	5.000%	1,200,000	1,209,444
05/01/2048	5.125%	6,250,000	6,301,062
Total			17,882,052

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Bond Issue 0.4%
City of Minneapolis
Revenue Bonds
YMCA Greater Twin Cities Project
Series 2016
06/01/2027	4.000%	100,000	108,536
06/01/2028	4.000%	170,000	183,090
06/01/2029	4.000%	165,000	176,669
06/01/2030	4.000%	125,000	133,582
06/01/2031	4.000%	100,000	106,110
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Parking Facilities Project
Series 2010A
08/01/2035	5.000%	1,500,000	1,584,105
Total			2,292,092
Other Utility 0.2%
St. Paul Port Authority(c)
Revenue Bonds
Energy Park Utility Co. Project
Series 2012 AMT
08/01/2028	5.450%	250,000	257,932
08/01/2036	5.700%	1,250,000	1,288,350
Total			1,546,282
Pool / Bond Bank 0.2%
City of Minneapolis
Limited Tax Revenue Bonds
Supported Common Bond
Series 2010
12/01/2030	6.250%	1,000,000	1,139,740
Prep School 1.3%
County of Rice(f)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	2,500,000	2,650,625
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
St. Paul Academy & Summit School
Series 2007
10/01/2024	5.000%	5,000,000	5,032,650
Total			7,683,275
Refunded / Escrowed 8.0%
City of Anoka
Prerefunded 11/01/19 Revenue Bonds
Homestead Anoka, Inc. Project
Senior Series 2011B
11/01/2034	6.875%	2,765,000	3,150,579
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2011A
11/01/2040	7.000%	1,000,000	1,138,240
11/01/2046	7.000%	1,000,000	1,138,240
City of Minneapolis
Prerefunded 11/15/18 Revenue Bonds
Fairview Health Services
Series 2008A
11/15/2032	6.750%	5,240,000	5,627,603
City of North Oaks
Prerefunded 10/01/17 Revenue Bonds
Presbyterian Homes
Series 2007
10/01/2027	6.000%	1,250,000	1,260,538
10/01/2033	6.000%	3,000,000	3,025,290
10/01/2047	6.250%	1,265,000	1,276,183
City of St. Cloud
Prerefunded 05/01/20 Revenue Bonds
CentraCare Health System
Series 2010
05/01/2030	5.125%	4,685,000	5,203,348
City of St. Louis Park
Prerefunded 07/01/18 Revenue Bonds
Park Nicollet Health Services
Series 2008C
07/01/2026	5.625%	3,000,000	3,130,770
Prerefunded 07/01/19 Revenue Bonds
Park Nicollet Health Services
Series 2009
07/01/2039	5.750%	6,400,000	6,978,176
Duluth Independent School District No. 709
Prerefunded 02/01/19 Certificate of Participation
Series 2008B (School District Credit Enhancement Program)
02/01/2026	4.750%	4,000,000	4,226,680
Housing & Redevelopment Authority of The City of St. Paul
Prerefunded 09/01/21 Revenue Bonds
Nova Classical Academy
Series 2011A
09/01/2042	6.625%	1,500,000	1,815,600
Prerefunded 11/15/19 Revenue Bonds
Allina Health System
Series 2009
11/15/2029	5.250%	3,550,000	3,888,173
Minnesota Higher Education Facilities Authority
Prerefunded 01/01/18 Revenue Bonds
Carleton College
6th Series 2008T
01/01/2028	5.000%	3,000,000	3,051,780

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Territory of Guam(g)
Prerefunded 12/01/19 Revenue Bonds
Section 30
Series 2009A
12/01/2034	5.750%	3,500,000	3,881,395
Total			48,792,595
Retirement Communities 3.2%
City of Anoka
Refunding Revenue Bonds
Homestead at Anoka, Inc. Project
Series 2017
11/01/2046	5.000%	1,500,000	1,513,065
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	2,500,000	2,593,375
City of Hayward
Refunding Revenue Bonds
St. John’s Lutheran Home
Series 2014
10/01/2044	5.375%	2,000,000	2,017,580
City of Moorhead
Refunding Revenue Bonds
Evercare Senior Living LLC
Series 2012
09/01/2037	5.125%	1,000,000	1,007,600
City of North Oaks
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2041	4.250%	5,000,000	4,802,450
10/01/2047	5.000%	2,000,000	2,065,200
City of Rochester
Revenue Bonds
Homestead Rochester, Inc. Project
Series 2015
12/01/2049	5.000%	2,200,000	2,232,934
Dakota County Community Development Agency(f)
Refunding Revenue Bonds
Walker Highviews Hills LLC
Series 2016
08/01/2051	5.000%	1,500,000	1,517,835
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2049	5.250%	2,000,000	2,046,360
Total			19,796,399
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sales Tax 1.2%
City of St. Paul
Revenue Bonds
Series 2014G
11/01/2032	5.000%	1,250,000	1,431,025
County of Hennepin Sales Tax
Revenue Bonds
2nd Lien Ballpark Project
Series 2008B
12/15/2027	4.750%	4,205,000	4,264,543
12/15/2029	5.000%	1,825,000	1,852,594
Total			7,548,162
Single Family 2.5%
Minneapolis/St. Paul Housing Finance Board
Mortgage-Backed Revenue Bonds
City Living
Series 2011A (GNMA)
12/01/2027	4.450%	480,000	509,798
Minnesota Housing Finance Agency
Refunding Revenue Bonds
Non-Ace Residential Housing
Series 2016S (GNMA)
07/01/2046	3.500%	2,605,000	2,738,663
Residential Housing Finance
Series 2017A AMT
07/01/2030	3.200%	2,250,000	2,229,997
Revenue Bonds
Residential Housing Finance
Series 2008A
07/01/2023	4.650%	100,000	101,157
Series 2009
01/01/2040	5.100%	515,000	532,747
Series 2016 (GNMA / FNMA)
02/01/2046	2.950%	7,271,780	7,336,135
Minnesota Housing Finance Agency(c)
Revenue Bonds
Residential Housing
Series 2015E AMT
01/01/2046	3.500%	1,640,000	1,712,865
Total			15,161,362
Special Non Property Tax 0.1%
City of Lakeville Liquor
Revenue Bonds
Series 2007
02/01/2022	5.000%	175,000	175,100
02/01/2027	5.000%	225,000	225,211
Total			400,311

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 0.4%
St. Paul Port Authority
Tax Allocation Bonds
River Bend Project Lot 1
Series 2007-5
02/01/2032	6.375%	2,165,000	2,168,204
State Appropriated 5.4%
State of Minnesota
Refunding Revenue Bonds
Appropriation
Series 2012B
03/01/2025	5.000%	7,600,000	8,792,896
03/01/2028	5.000%	3,000,000	3,462,240
03/01/2029	5.000%	4,250,000	4,900,760
Revenue Bonds
Appropriation
Series 2014A
06/01/2038	5.000%	8,880,000	10,145,134
University of Minnesota
Revenue Bonds
State Supported Biomed Science Research Facilities
Series 2013
08/01/2038	5.000%	5,000,000	5,731,450
Total			33,032,480
State General Obligation 5.9%
State of Minnesota
Refunding Unlimited General Obligation Bonds
Series 2016D
08/01/2022	5.000%	5,000,000	5,907,650
Unlimited General Obligation Bonds
Series 2015A
08/01/2030	5.000%	5,000,000	6,012,400
Unlimited General Obligation Refunding Bonds
Series 2015D
08/01/2024	5.000%	5,220,000	6,408,020
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Various Purpose
Series 2013F
10/01/2021	5.000%	7,000,000	8,087,030
Unrefunded Unlimited General Obligation Bonds
Series 2011A
10/01/2018	5.000%	2,660,000	2,787,520
Various Purpose
Series 2012
08/01/2017	5.000%	3,585,000	3,585,417
08/01/2029	4.000%	2,975,000	3,244,803
Total			36,032,840
Transportation 0.4%
Virgin Islands Public Finance Authority(f),(g)
Revenue Bonds
Series 2015
09/01/2033	5.000%	2,000,000	2,191,860
Total Municipal Bonds (Cost $567,218,264)			588,201,857

Money Market Funds 2.3%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.580%(h)	13,724,311	13,724,311
Total Money Market Funds (Cost $13,724,311)		13,724,311
Total Investments (Cost: $587,242,575)		608,226,168
Other Assets & Liabilities, Net		360,440
Net Assets		608,586,608

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Variable rate security.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Zero coupon bond.
(e)	Represents a security purchased on a when-issued basis.
(f)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $6,360,320, which represents 1.05% of net assets.
(g)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At July 31, 2017, the value of these securities amounted to $6,073,255, which represents 1.00% of net assets.
(h)	The rate shown is the seven-day current annualized yield at July 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
July 31, 2017
Abbreviation Legend
AMT	Alternative Minimum Tax
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	6,300,000	—	6,300,000
Municipal Bonds	—	588,201,857	—	588,201,857
Money Market Funds	13,724,311	—	—	13,724,311
Total Investments	13,724,311	594,501,857	—	608,226,168
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	17

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$587,242,575
Total investments, at cost	587,242,575
Investments, at value
Unaffiliated issuers, at value	608,226,168
Total investments, at value	608,226,168
Cash	467,099
Receivable for:
Investments sold	65,203
Capital shares sold	1,976,297
Interest	7,074,115
Prepaid expenses	5,005
Total assets	617,813,887
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	7,022,115
Capital shares purchased	666,770
Distributions to shareholders	1,374,221
Management services fees	22,865
Distribution and/or service fees	14,665
Transfer agent fees	23,216
Compensation of board members	46,574
Other expenses	56,853
Total liabilities	9,227,279
Net assets applicable to outstanding capital stock	$608,586,608
Represented by
Paid in capital	586,115,056
Undistributed net investment income	513,582
Accumulated net realized gain	974,377
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	20,983,593
Total - representing net assets applicable to outstanding capital stock	$608,586,608
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$422,117,845
Shares outstanding	76,705,517
Net asset value per share	$5.50
Maximum offering price per share(a)	$5.67
Class B
Net assets	$9,982
Shares outstanding	1,812
Net asset value per share	$5.51
Class C
Net assets	$73,206,455
Shares outstanding	13,302,895
Net asset value per share	$5.50
Class R4
Net assets	$4,227,667
Shares outstanding	768,569
Net asset value per share	$5.50
Class R5
Net assets	$1,154,564
Shares outstanding	210,147
Net asset value per share	$5.49
Class Y
Net assets	$10,183
Shares outstanding	1,848
Net asset value per share	$5.51
Class Z
Net assets	$107,859,912
Shares outstanding	19,617,221
Net asset value per share	$5.50

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	19

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$28,223
Interest	22,358,046
Total income	22,386,269
Expenses:
Management services fees	2,714,625
Distribution and/or service fees
Class A	1,134,184
Class B	1,547
Class C	726,651
Transfer agent fees
Class A	258,964
Class B	91
Class C	41,367
Class R4	2,113
Class R5	529
Class Y(a)	1
Class Z	33,077
Compensation of board members	23,901
Custodian fees	5,795
Printing and postage fees	36,433
Registration fees	32,813
Audit fees	32,718
Legal fees	11,451
Compensation of chief compliance officer	120
Other	26,544
Total expenses	5,082,924
Expense reduction	(60)
Total net expenses	5,082,864
Net investment income	17,303,405
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,686,277
Net realized gain	1,686,277
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(20,380,102)
Net change in unrealized appreciation (depreciation)	(20,380,102)
Net realized and unrealized loss	(18,693,825)
Net decrease in net assets resulting from operations	$(1,390,420)

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Statement of Changes in Net Assets
	Year Ended July 31, 2017 (a)	Year Ended July 31, 2016
Operations
Net investment income	$17,303,405	$16,566,939
Net realized gain	1,686,277	919,442
Net change in unrealized appreciation (depreciation)	(20,380,102)	13,764,887
Net increase (decrease) in net assets resulting from operations	(1,390,420)	31,251,268
Distributions to shareholders
Net investment income
Class A	(13,487,024)	(14,439,699)
Class B	(3,454)	(8,582)
Class C	(1,618,427)	(1,488,967)
Class R4	(118,131)	(120,278)
Class R5	(25,523)	(7,650)
Class Y	(133)	—
Class Z	(1,918,394)	(534,518)
Net realized gains
Class A	(149,431)	—
Class B	(54)	—
Class C	(23,091)	—
Class R4	(688)	—
Class R5	(223)	—
Class Z	(10,734)	—
Total distributions to shareholders	(17,355,307)	(16,599,694)
Increase in net assets from capital stock activity	49,092,580	94,079,848
Total increase in net assets	30,346,853	108,731,422
Net assets at beginning of year	578,239,755	469,508,333
Net assets at end of year	$608,586,608	$578,239,755
Undistributed net investment income	$513,582	$380,610

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A(b)
Subscriptions (c)	15,150,518	83,238,278	14,718,708	82,508,027
Distributions reinvested	2,394,324	13,121,376	2,337,221	13,076,467
Redemptions	(24,597,442)	(133,333,167)	(7,442,530)	(41,575,284)
Net increase (decrease)	(7,052,600)	(36,973,513)	9,613,399	54,009,210
Class B(b)
Subscriptions	3,515	19,012	1,125	6,350
Distributions reinvested	580	3,194	1,468	8,209
Redemptions (c)	(49,668)	(273,297)	(34,345)	(191,562)
Net decrease	(45,573)	(251,091)	(31,752)	(177,003)
Class C
Subscriptions	3,323,028	18,326,769	3,868,861	21,696,990
Distributions reinvested	292,429	1,602,720	258,929	1,449,141
Redemptions	(2,672,656)	(14,592,280)	(926,599)	(5,179,076)
Net increase	942,801	5,337,209	3,201,191	17,967,055
Class R4
Subscriptions	562,856	3,086,653	856,916	4,769,115
Distributions reinvested	21,534	118,486	21,367	119,906
Redemptions	(724,101)	(3,938,032)	(126,207)	(711,759)
Net increase (decrease)	(139,711)	(732,893)	752,076	4,177,262
Class R5
Subscriptions	181,244	1,003,931	76,901	431,795
Distributions reinvested	4,653	25,412	1,291	7,274
Redemptions	(55,499)	(298,726)	(309)	(1,737)
Net increase	130,398	730,617	77,883	437,332
Class Y
Subscriptions	1,848	10,000	—	—
Net increase	1,848	10,000	—	—
Class Z
Subscriptions	19,135,437	103,639,715	3,398,964	19,055,738
Distributions reinvested	333,891	1,825,397	80,881	453,865
Redemptions	(4,505,855)	(24,492,861)	(329,118)	(1,843,611)
Net increase	14,963,473	80,972,251	3,150,727	17,665,992
Total net increase	8,800,636	49,092,580	16,763,524	94,079,848

(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
(c)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

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Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$5.68	0.17	(0.18)	(0.01)	(0.17)	(0.00) (c)
7/31/2016	$5.52	0.19	0.16	0.35	(0.19)	—
7/31/2015	$5.49	0.20	0.03	0.23	(0.20)	—
7/31/2014	$5.30	0.20	0.21	0.41	(0.21)	(0.01)
7/31/2013	$5.63	0.20	(0.32)	(0.12)	(0.20)	(0.01)
Class B
7/31/2017	$5.69	0.13	(0.19)	(0.06)	(0.12)	(0.00) (c)
7/31/2016	$5.53	0.15	0.15	0.30	(0.14)	—
7/31/2015	$5.50	0.15	0.03	0.18	(0.15)	—
7/31/2014	$5.30	0.16	0.22	0.38	(0.17)	(0.01)
7/31/2013	$5.64	0.16	(0.34)	(0.18)	(0.15)	(0.01)
Class C
7/31/2017	$5.68	0.12	(0.18)	(0.06)	(0.12)	(0.00) (c)
7/31/2016	$5.52	0.14	0.16	0.30	(0.14)	—
7/31/2015	$5.49	0.15	0.03	0.18	(0.15)	—
7/31/2014	$5.30	0.16	0.21	0.37	(0.17)	(0.01)
7/31/2013	$5.63	0.16	(0.33)	(0.17)	(0.15)	(0.01)
Class R4
7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00) (c)
7/31/2016	$5.51	0.20	0.17	0.37	(0.20)	—
7/31/2015	$5.49	0.21	0.02	0.23	(0.21)	—
7/31/2014	$5.29	0.22	0.21	0.43	(0.22)	(0.01)
7/31/2013 (e)	$5.59	0.08	(0.30)	(0.22)	(0.08)	—
Class R5
7/31/2017	$5.67	0.18	(0.18)	0.00	(0.18)	(0.00) (c)
7/31/2016	$5.52	0.20	0.15	0.35	(0.20)	—
7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—
7/31/2014 (g)	$5.27	0.14	0.22	0.36	(0.14)	—
Class Y
7/31/2017 (h)	$5.41	0.07	0.10 (i)	0.17	(0.07)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.17)	$5.50	(0.20%)	0.79%	0.79% (d)	2.99%	19%	$422,118
(0.19)	$5.68	6.38%	0.81%	0.81% (d)	3.35%	8%	$475,734
(0.20)	$5.52	4.14%	0.82%	0.82% (d)	3.54%	9%	$409,338
(0.22)	$5.49	7.82%	0.83%	0.83% (d)	3.79%	12%	$386,773
(0.21)	$5.30	(2.32%)	0.83%	0.82% (d)	3.57%	14%	$396,780

(0.12)	$5.51	(0.94%)	1.54%	1.54% (d)	2.26%	19%	$10
(0.14)	$5.69	5.58%	1.56%	1.56% (d)	2.61%	8%	$269
(0.15)	$5.53	3.36%	1.57%	1.57% (d)	2.78%	9%	$437
(0.18)	$5.50	7.21%	1.58%	1.58% (d)	3.04%	12%	$775
(0.16)	$5.30	(3.22%)	1.58%	1.57% (d)	2.81%	14%	$1,207

(0.12)	$5.50	(0.95%)	1.54%	1.54% (d)	2.24%	19%	$73,206
(0.14)	$5.68	5.59%	1.56%	1.56% (d)	2.58%	8%	$70,213
(0.15)	$5.52	3.37%	1.57%	1.57% (d)	2.79%	9%	$50,570
(0.18)	$5.49	7.02%	1.58%	1.58% (d)	3.04%	12%	$42,153
(0.16)	$5.30	(3.05%)	1.58%	1.57% (d)	2.81%	14%	$39,820

(0.18)	$5.50	0.05%	0.54%	0.54% (d)	3.24%	19%	$4,228
(0.20)	$5.68	6.84%	0.56%	0.56% (d)	3.55%	8%	$5,156
(0.21)	$5.51	4.21%	0.57%	0.57% (d)	3.79%	9%	$861
(0.23)	$5.49	8.32%	0.59%	0.59% (d)	4.05%	12%	$247
(0.08)	$5.29	(4.02%)	0.57% (f)	0.57% (d),(f)	3.94% (f)	14%	$2

(0.18)	$5.49	0.03%	0.56%	0.56%	3.23%	19%	$1,155
(0.20)	$5.67	6.48%	0.55%	0.55%	3.55%	8%	$453
(0.21)	$5.52	4.42%	0.55%	0.55%	3.81%	9%	$10
(0.14)	$5.49	6.86%	0.54% (f)	0.54% (f)	4.07% (f)	12%	$10

(0.07)	$5.51	3.20%	0.53% (f)	0.53% (f)	3.17% (f)	19%	$10
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	25

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
7/31/2017	$5.68	0.18	(0.18)	0.00	(0.18)	(0.00) (c)
7/31/2016	$5.52	0.20	0.16	0.36	(0.20)	—
7/31/2015	$5.49	0.21	0.03	0.24	(0.21)	—
7/31/2014	$5.29	0.22	0.21	0.43	(0.22)	(0.01)
7/31/2013	$5.62	0.21	(0.32)	(0.11)	(0.21)	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Annualized.
(g)	Class R5 shares commenced operations on December 11, 2013. Per share data and total return reflect activity from that date.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.18)	$5.50	0.05%	0.55%	0.55% (d)	3.23%	19%	$107,860
(0.20)	$5.68	6.65%	0.56%	0.56% (d)	3.56%	8%	$26,415
(0.21)	$5.52	4.40%	0.57%	0.57% (d)	3.80%	9%	$8,291
(0.23)	$5.49	8.29%	0.59%	0.59% (d)	4.05%	12%	$3,357
(0.22)	$5.29	(2.09%)	0.58%	0.57% (d)	3.82%	14%	$2,282
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	27

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Minnesota Tax-Exempt Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
28	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
July 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.46% of the Fund’s average daily net assets.
30	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $2,239.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
July 31, 2017
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Class B	0.06
Class C	0.06
Class R4	0.06
Class R5	0.066
Class Y	0.025 (a)
Class Z	0.06

(a)	Annualized.
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At July 31, 2017, the Fund’s total potential future obligation over the life of the Guaranty is $17,877. The liability remaining at July 31, 2017 for non-recurring charges associated with the lease amounted to $13,390 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $107,000 and $400,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	484,096
Class C	12,168
32	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	0.87	0.86
Class B	1.62	1.61
Class C	1.62	1.61
Class R4	0.62	0.61
Class R5	0.63	0.62
Class Y	0.58*	—
Class Z	0.62	0.61
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for tax straddles, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
653	—	(653)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	33

Notes to Financial Statements  (continued)
July 31, 2017
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2017				Year Ended July 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
133,878	17,037,208	184,221	17,355,307	100,294	16,499,400	—	16,599,694
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,479,765	—	20,943,774
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
587,282,394	22,628,695	(1,684,921)	20,943,774
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $150,250,397 and $106,890,340, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
34	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects. Because the Fund invests significantly in municipal securities issued by the State of and its political sub-divisions, the Fund will be particularly affected by any such changes in or otherwise impacting New York and its political sub-divisions.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 75.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
July 31, 2017
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Minnesota Tax-Exempt Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Minnesota Tax Exempt Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	37

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$1,556,407	99.22%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
38	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
40	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	41

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
42	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	43

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Minnesota Tax-Exempt Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
44	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	45

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
46	Columbia Minnesota Tax-Exempt Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Minnesota Tax-Exempt Fund | Annual Report 2017	47

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Columbia Minnesota Tax-Exempt Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN199_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Strategic Municipal Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
The current outlook for financial markets is clouded by two primary concerns: the high valuation of equities and the direction of interest rates. Following the U.S. presidential election, U.S. equities rallied based on the assumption that the new administration’s policies would stimulate growth quickly. Unfortunately it’s unclear whether those measures will get passed, much less passed quickly. In fixed income, uncertainty stems from the possibility that interest rates won’t rise as rapidly as expected if the administration’s proposed growth policies are not implemented.
Given this uncertainty, investors value a consistent approach more than ever. Investors want strong, repeatable risk-adjusted returns. Consistency — not surprises. As a leading global asset manager, we believe our consistent, collaborative investment approach enables us to deliver the dependable experience your portfolio demands. So, how do we strive to deliver a consistent investment experience?
Better insights
Your portfolio benefits from the investment insights uncovered by our talented investment teams around the world.
Better decisions
Our collaborative, interactive environment enables our investment teams to construct portfolios that take advantage of the best investment ideas.
Better outcomes
We aim to deliver a consistent experience, which means fewer surprises, dependable insights, and products designed to do the thing you want.
Whether you’re trying to save money to help your children go to college or for your own retirement, it’s the consistency of the return that is most essential. People who chase higher returns are usually also the first to sell when that investment goes through a bad patch. We try to combat this behavioral tendency by offering strategies that aim for a more consistent return. Our goal is for investors to panic less during periods of volatility, which can have a significant effect on their long-term results.
Nothing is more important to us than making sure those who have entrusted us to protect and grow their assets can do what matters most to them: build a nest egg, leave a legacy, and live confidently — now and throughout retirement. It’s why our talented professionals around the world work together to uncover uncommon opportunities and why our process encourages challenge and debate around our most compelling ideas to ensure better informed investment decisions, which hopefully lead to better outcomes for you.
Your success is our priority. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for consistent, sustainable outcomes, no matter the market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Strategic Municipal Income Fund   |  Annual Report 2017

Columbia Strategic Municipal Income Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Strategic Municipal Income Fund (the Fund) seeks total return, with a focus on income exempt from federal income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead manager
Managed Fund since 2007
Chad Farrington, CFA
Co-manager
Managed Fund since 2016
Average annual total returns (%) (for the period ended July 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/24/76	-0.09	3.81	4.89
	Including sales charges		-3.11	3.16	4.56
Class B	Excluding sales charges	03/20/95	-0.59	3.08	4.13
	Including sales charges		-5.41	2.73	4.13
Class C	Excluding sales charges	06/26/00	-0.59	3.08	4.10
	Including sales charges		-1.56	3.08	4.10
Class R4*		03/19/13	0.16	4.08	5.03
Class R5*		12/11/13	0.41	4.05	5.01
Class T*	Excluding sales charges	04/03/17	0.15	3.86	4.91
	Including sales charges		-2.42	3.36	4.64
Class Y*		03/01/17	0.26	3.88	4.93
Class Z*		09/27/10	0.40	4.12	5.07
Bloomberg Barclays Municipal Bond Index			0.26	3.10	4.60
Bloomberg Barclays High Yield Municipal Bond Index			1.22	4.88	4.49
Returns for Class A are shown with and without the maximum initial sales charge of 3.00%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund no longer accepts investments by new or existing investors in Class B shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares without a CDSC. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed without a CDSC. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment-grade and non-rated US dollar-denominated, fixed-rate, tax-exempt bond market within the 50 United States and four other qualifying regions (Washington DC, Puerto Rico, Guam and the Virgin Islands).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Strategic Municipal Income Fund | Annual Report 2017

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (July 31, 2007 — July 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at July 31, 2017)
Not rated	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at July 31, 2017)
Illinois	17.9
California	9.7
Pennsylvania	8.8
Texas	7.9
New York	5.6
Michigan	4.5
Wisconsin	3.8
Missouri	3.3
Colorado	3.3
Minnesota	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia Strategic Municipal Income Fund | Annual Report 2017	3

Manager Discussion of Fund Performance
For the 12-month period that ended July 31, 2017, the Fund’s Class A shares returned -0.09% excluding sales charges. Class Z shares of the Fund returned 0.40% for the same time period. During the same time period, the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, representing the broad municipal bond market, returned 0.26%. The high-yield municipal bond market, represented by the Bloomberg Barclays High Yield Municipal Bond Index, returned 1.22% for the same time period. Sector allocation, security selection and credit quality positioning overall were the primary drivers of performance relative to the benchmark, while yield curve positioning detracted.
Tax-exempt bond market posted modest gains
The tax-exempt fixed-income market overall posted modest gains during the period amid mixed macro influences. The first major factor to impact the tax-exempt bond market during the period was the implementation of money market reforms in October 2016, which sent daily and weekly municipal yields higher by more than 40 basis points, more than doubling in the process. (A basis point is 1/100th of a percentage point.) Demand for municipal bonds remained consistently strong, with mutual fund industry inflows reaching 54 consecutive weeks. The U.S. municipal bond market also continued to draw the interest of non-U.S. buyers, some driven by negative yields in their own countries’ markets. The defining event of the period was likely the U.S. presidential election. The market euphoria following the surprise results, driven by overnight reevaluations around regulation, fiscal spending, inflation and pro-economic growth policies regarding health care, infrastructure spending and tax reform, sent equities higher and bond prices lower. Municipal bond yields were already under pressure from record new issue supply when the post-election sell-off in November 2016 sent the market into its worst month of total return since 2008. However, as often happens, financial markets got a little ahead of themselves and conditions started to reverse in December 2016. The Federal Reserve (the Fed) raised the targeted federal funds rate near the end of 2016, and markets barely blinked. This relative calm, along with Washington D.C. gridlock and an ongoing search for yield, produced all but one month of positive total returns within the municipal bond market from December 2016 through July 2017, even as the Fed raised interest rates twice more — in March and June 2017. The municipal bond market was aided during these months by subdued supply in the first seven months of 2017, down approximately 18% on a year-over-year basis, and by steady demand from investors, as evidenced by about $14 billion of mutual fund inflows. Despite unfunded liabilities and budgetary stress in some notable credits, municipal bond market fundamentals also remained sound, as the U.S. economy remained in a phase of steady, albeit gradual, improvement.
Overall, AAA-rated municipal bond yields rose across all maturities during the period, but increased more significantly on securities with maturities of 15 years or longer. In turn, the yield curve steepened, meaning the differential between longer term and shorter term yields widened. Lower quality municipal bonds generally outperformed their higher quality counterparts. During the period, municipal bonds significantly outperformed U.S. Treasuries.
Credit quality positioning and sector positioning overall aided results
As lower quality securities overall outperformed higher quality securities during the period, having an underweighted allocation to bonds rated AAA, overweighted allocations to lower investment-grade bonds and exposure to non-rated securities added value. Issue selection among bonds rated BBB further supported relative results.
From a sector perspective, having overweight allocations to the hospital and tobacco sectors, which were each among the top performers in the benchmark during the period, contributed positively to the Fund’s relative results. Having an overweight to Illinois credits also helped, as the performance of these credits improved when it appeared as though a budget would get passed when Governor Rauner called a special session of the state legislature in hopes of enacting the state’s first budget since 2015. Illinois credits rallied significantly after the legislature passed a budget, the governor’s veto on that budget was overruled and the two-year impasse ended. Security selection among local general obligation securities, including those of Chicago, and amongst California and transportation credits proved effective as well. Security selection amongst pre-refunded bonds also contributed positively. Nearly 5% of the Fund’s securities were pre-refunded during the period. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.)
4	Columbia Strategic Municipal Income Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
Yield curve positioning and tobacco security selection dampened returns
Having an underweight to bonds with maturities of 10 years and less and an overweight to bonds with maturities of 15 years and longer detracted, as yields rose more significantly overall on longer maturity bonds than on shorter maturity bonds during the period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices fall when yields increase and vice versa.) Further, security selection within the tobacco sector hampered the Fund’s relative results. Finally, the Fund had exposure to the 4% coupon structure, which generally underperformed higher coupon, more defensive securities during the period.
Duration positioning had a rather neutral effect on the Fund’s results during the period, given our tactical use of U.S. Treasury futures to hedge duration against rising interest rates.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted, ending the annual period relatively neutral to that of the benchmark. Heading into the October 2016 money market reform, we had increased the Fund’s cash position as we sought to take advantage of certain dislocations in the markets. We then used the post-election sell-off in the market to put that cash to work in higher yielding securities, extending duration via those purchases. We subsequently reduced the Fund’s duration ahead of tax season using U.S. Treasury futures and then covered the position near the end of the period as positive technicals, or supply/demand factors, appeared to support positive market performance.
We reduced the Fund’s exposure to hospital bonds. We also decreased the Fund’s allocation to Illinois and California state general obligation bonds. We increased the Fund’s allocations to alternative minimum tax (AMT) airport and turnpike/bridge/toll facilities bonds and continuing care retirement communities (CCRC) bonds due to the incremental yields such bonds provide and for the potential price pick-up if the AMT is repealed through tax reform. We also increased the Fund’s allocation to local general obligation bonds, with the exception of those issued by Chicago, which we reduced but which remained a significant exposure within the Fund.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Strategic Municipal Income Fund | Annual Report 2017	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,038.60	1,020.68	4.20	4.16	0.83
Class B	1,000.00	1,000.00	1,037.30	1,016.96	7.98	7.90	1.58
Class C	1,000.00	1,000.00	1,037.30	1,016.96	7.98	7.90	1.58
Class R4	1,000.00	1,000.00	1,042.60	1,021.92	2.94	2.91	0.58
Class R5	1,000.00	1,000.00	1,042.50	1,021.87	2.99	2.96	0.59
Class T	1,000.00	1,000.00	1,029.40 (a)	1,020.73	2.69 (a)	4.11	0.82 (a)
Class Y	1,000.00	1,000.00	1,036.60 (b)	1,022.07	2.32 (b)	2.76	0.55 (b)
Class Z	1,000.00	1,000.00	1,042.60	1,021.92	2.94	2.91	0.58
(a)	Based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Floating Rate Notes 3.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Colorado 0.3%
City & County of Denver(a),(b)
Refunding Certificate of Participation
VRDN Series 2008A-3 (JPMorgan Chase Bank)
12/01/2031	0.720%	2,895,000	2,895,000
Massachusetts 0.8%
Massachusetts Health & Educational Facilities Authority(a),(b)
Revenue Bonds
Baystate Medical Center
VRDN Series 2012G (Wells Fargo Bank NA)
07/01/2026	0.720%	1,825,000	1,825,000
Tufts University
VRDN Series 2012G (Wells Fargo Bank)
02/15/2026	0.690%	4,125,000	4,125,000
VRDN Series 2012N-2 (Wells Fargo Bank)
08/15/2034	0.690%	1,500,000	1,500,000
Total			7,450,000
New Hampshire 0.4%
New Hampshire Health & Education Facilities Authority Act(a),(b)
Revenue Bonds
University of New Hampshire
VRDN Series 2012B-2 (Wells Fargo Bank)
07/01/2033	0.710%	4,210,000	4,210,000
New York 1.3%
City of New York(a),(b)
General Obligation Unlimited Notes
VRDN Subordinated Series 2013-D3 (JPMorgan Chase Bank)
08/01/2038	0.760%	4,200,000	4,200,000
New York City Transitional Finance Authority Future Tax Secured(a),(b)
Revenue Bonds
Future Tax
VRDN Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	0.760%	4,000,000	4,000,000
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
VRDN Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	0.770%	5,000,000	5,000,000
Total			13,200,000
Utah 0.4%
City of Murray(a),(b)
Revenue Bonds
IHC Health Services, Inc.
VRDN Series 2005A (JPMorgan Chase Bank NA)
05/15/2037	0.720%	3,830,000	3,830,000
Total Floating Rate Notes (Cost $31,585,000)			31,585,000

Municipal Bonds 94.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Alabama 1.6%
Alabama Special Care Facilities Financing Authority
Refunding Revenue Bonds
Children’s Hospital of Alabama
Series 2015
06/01/2034	5.000%	4,000,000	4,545,640
County of Jefferson
Revenue Bonds
Series 2004A
01/01/2023	5.250%	1,500,000	1,502,610
Lower Alabama Gas District (The)
Revenue Bonds
Series 2016A
09/01/2046	5.000%	8,000,000	10,025,520
Total			16,073,770
Alaska 0.6%
City of Koyukuk
Prerefunded 10/01/19 Revenue Bonds
Tanana Chiefs Conference Health Care
Series 2011
10/01/2032	7.500%	3,665,000	4,163,623
10/01/2041	7.750%	2,000,000	2,282,780
Total			6,446,403
Arizona 1.6%
Arizona Health Facilities Authority
Prerefunded 01/01/18 Revenue Bonds
Banner Health
Series 2008D
01/01/2032	5.375%	1,900,000	1,935,663
Industrial Development Authority of the County of Pima (The)(c)
Refunding Revenue Bonds
American Leadership Academy
Series 2015
06/15/2045	5.625%	820,000	834,276
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2046	5.000%	6,500,000	6,798,545
Maricopa County Industrial Development Authority(c)
Revenue Bonds
Christian Care Surprise, Inc.
Series 2016
01/01/2036	5.750%	1,600,000	1,573,168
Christian Care Surprise, Inc. Project
Series 2016
01/01/2048	6.000%	1,250,000	1,248,538

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Maricopa County Pollution Control Corp.
Refunding Revenue Bonds
Southern California Edison Co.
Series 2000B
06/01/2035	5.000%	2,225,000	2,417,173
University Medical Center Corp.
Prerefunded 07/01/19 Revenue Bonds
Series 2009
07/01/2039	6.500%	1,000,000	1,103,740
Total			15,911,103
California 9.5%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2012
07/01/2047	5.000%	4,100,000	4,400,366
California Health Facilities Financing Authority
Refunding Revenue Bonds
Adventist Health System West
Series 2016
03/01/2039	4.000%	2,200,000	2,280,894
Sutter Health
Series 2017A
11/15/2048	4.000%	5,000,000	5,190,400
Revenue Bonds
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	4,280,000	4,481,588
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2017A
02/01/2042	4.000%	3,000,000	3,086,100
02/01/2042	5.000%	1,500,000	1,690,860
California Municipal Finance Authority(c)
Revenue Bonds
California Baptist University
Series 2016A
11/01/2046	5.000%	1,000,000	1,035,810
California Municipal Finance Authority(c),(d)
Revenue Bonds
Julian Charter School Project
Series 2015A
03/01/2045	5.625%	4,000,000	4,055,200
California Pollution Control Financing Authority(c)
Revenue Bonds
Waste Management Project
Series 2017 AMT
07/01/2031	1.600%	5,000,000	5,001,050
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California School Finance Authority(c)
Revenue Bonds
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	3,000,000	3,135,180
07/01/2046	6.375%	415,000	433,700
California State Public Works Board
Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,000,000	5,664,000
Various Capital Projects
Series 2012A
04/01/2037	5.000%	650,000	729,976
California Statewide Communities Development Authority
Revenue Bonds
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	3,000,000	3,293,370
California Statewide Communities Development Authority(c)
Revenue Bonds
Loma Linda University Medical Center
Series 2016A
12/01/2046	5.000%	500,000	538,800
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Junior Lien
Series 2014C
01/15/2033	6.250%	1,155,000	1,362,288
Series 2014A
01/15/2046	5.750%	4,250,000	4,884,695
Glendale Unified School District(e)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2032	0.000%	1,000,000	562,100
09/01/2033	0.000%	1,100,000	582,131
Norman Y Mineta San Jose International Airport(d)
Refunding Revenue Bonds
Series 2017A AMT
03/01/2041	5.000%	2,000,000	2,302,180
Riverside County Transportation Commission(e)
Revenue Bonds
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	1,532,450
Rowland Water District
Prerefunded 12/01/18 Certificate of Participation
Recycled Water Project
Series 2008
12/01/2039	6.250%	1,500,000	1,607,460

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Public Facilities Financing Authority Sewer
Prerefunded 05/15/19 Revenue Bonds
Senior Series 2009A
05/15/2034	5.250%	1,500,000	1,615,650
San Francisco City & County Redevelopment Agency
Prerefunded 08/01/19 Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2009D
08/01/2031	6.500%	500,000	555,215
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2041	7.000%	2,000,000	2,405,580
State of California
Prerefunded 12/01/17 Unlimited General Obligation Bonds
Various Purpose
Series 2007
12/01/2037	5.000%	2,165,000	2,195,137
12/01/2037	5.000%	775,000	785,788
Unlimited General Obligation Bonds
Various Purpose
Series 2009
04/01/2031	5.750%	15,000,000	16,178,550
Series 2010
03/01/2030	5.250%	1,000,000	1,105,270
03/01/2033	6.000%	5,625,000	6,326,887
Series 2012
04/01/2035	5.250%	4,500,000	5,251,095
Unlimited General Obligation Refunding Bonds
Series 2007
08/01/2030	4.500%	60,000	60,141
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,007
Various Purpose
Series 2007
12/01/2037	5.000%	60,000	60,764
West Covina Community Development Commission
Refunding Special Tax Bonds
Fashion Plaza
Series 1996
09/01/2017	6.000%	855,000	857,682
Total			95,250,364
Colorado 2.9%
Colorado Educational & Cultural Facilities Authority(c)
Improvement Refunding Revenue Bonds
Skyview Charter School
Series 2014
07/01/2044	5.375%	750,000	768,270
07/01/2049	5.500%	700,000	717,178
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Colorado Health Facilities Authority
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2015
12/01/2035	5.000%	850,000	926,321
NCMC, Inc. Project
Series 2016
05/15/2031	4.000%	5,000,000	5,395,650
Revenue Bonds
Senior Living - Ralston Creek at Arvada
Series 2017
11/01/2052	6.000%	890,000	890,579
Senior Living Ralston Creek Arvada
Series 2017
11/01/2047	5.750%	6,000,000	5,923,140
Unrefunded Revenue Bonds
Health Facilities Evangelical Lutheran
Series 2005
06/01/2023	5.250%	65,000	65,197
Colorado High Performance Transportation Enterprise
Revenue Bonds
C-470 Express Lanes
Series 2017
12/31/2056	5.000%	1,700,000	1,859,290
E-470 Public Highway Authority
Revenue Bonds
Series 2010C
09/01/2026	5.375%	10,325,000	11,240,414
North Range Metropolitan District No. 2
Prerefunded 12/15/17 Limited Tax General Obligation Bonds
Series 2007
12/15/2027	5.500%	735,000	747,532
12/15/2037	5.500%	820,000	833,981
Total			29,367,552
District of Columbia 0.4%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2044	5.000%	2,910,000	3,283,819
Revenue Bonds
KIPP Charter School
Series 2013
07/01/2048	6.000%	300,000	346,692
Total			3,630,511

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida 2.9%
Capital Trust Agency, Inc.(c)
Revenue Bonds
1st Mortgage Tallahassee Tapestry Senior Housing Project
Series 2015
12/01/2045	7.000%	1,335,000	1,343,264
County of Miami-Dade
Refunding Revenue Bonds
Series 2016B
04/01/2032	4.000%	5,000,000	5,308,250
Florida Development Finance Corp.(c)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2034	5.875%	415,000	412,552
Renaissance Charter School
Series 2015
06/15/2046	6.125%	980,000	1,006,097
Southwest Charter Foundation, Inc. Project
Series 2017A
06/15/2037	6.000%	2,150,000	2,183,411
Florida Municipal Loan Council(e)
Revenue Bonds
Capital Appreciation
Series 2000A (NPFGC)
04/01/2020	0.000%	2,525,000	2,378,449
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Series 2015A
10/01/2044	5.000%	2,220,000	2,456,030
Miami-Dade County Health Facilities Authority
Refunding Revenue Bonds
Nicklaus Childrens Hospital
Series 2017
08/01/2047	4.000%	2,250,000	2,305,665
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015C
10/01/2040	5.000%	1,000,000	1,112,460
Orange County Health Facilities Authority
Refunding Revenue Bonds
Mayflower Retirement Center
Series 2012
06/01/2036	5.000%	250,000	265,175
Revenue Bonds
Presbyterian Retirement Communities
Series 2016
08/01/2036	5.000%	2,000,000	2,191,460
08/01/2041	5.000%	2,000,000	2,177,820
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Palm Beach County Health Facilities Authority
Prerefunded 11/15/20 Revenue Bonds
ACTS Retirement-Life Communities
Series 2010
11/15/2033	5.500%	5,000,000	5,709,050
Total			28,849,683
Georgia 2.2%
Cherokee County Water & Sewer Authority
Unrefunded Revenue Bonds
Series 1995 (NPFGC)
08/01/2025	5.200%	2,665,000	3,146,885
DeKalb County Hospital Authority
Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2040	6.125%	6,250,000	6,807,438
Fulton County Development Authority(f)
Revenue Bonds
RAC Series 2017
04/01/2042	5.000%	1,000,000	1,132,530
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy
Series 2017
03/01/2052	5.125%	500,000	527,275
Gainesville & Hall County Hospital Authority
Prerefunded 02/15/20 Revenue Bonds
Northeast Georgia Health System
Series 2010A
02/15/2045	5.500%	3,670,000	4,077,590
Refunding Revenue Bonds
Northeast Georgia Health System Project
Series 2017
02/15/2037	5.000%	4,280,000	4,833,832
Unrefunded Revenue Bonds
Northeast Georgia Health System
Series 2010A
02/15/2045	5.500%	1,330,000	1,439,845
Total			21,965,395
Hawaii 0.4%
Hawaii Pacific Health
Revenue Bonds
Series 2010A
07/01/2040	5.500%	1,500,000	1,631,085
Series 2010B
07/01/2030	5.625%	280,000	306,653
07/01/2040	5.750%	370,000	405,035

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State of Hawaii Department of Budget & Finance
Refunding Revenue Bonds
Special Purpose - Kahala Nui
Series 2012
11/15/2037	5.250%	705,000	773,336
Revenue Bonds
Hawaii Pacific University
Series 2013A
07/01/2033	6.625%	655,000	704,826
Total			3,820,935
Idaho 0.6%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2044	8.000%	4,365,000	4,693,423
10/01/2049	8.125%	1,635,000	1,763,723
Total			6,457,146
Illinois 17.7%
Chicago Board of Education(c)
Unlimited General Obligation Bonds
Dedicated
Series 2017A
12/01/2046	7.000%	2,115,000	2,169,419
Chicago Board of Education
Unlimited General Obligation Bonds
Project
Series 2015C
12/01/2039	5.250%	2,000,000	1,745,580
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2013B
01/01/2035	5.250%	3,000,000	3,366,960
Series 2014B
01/01/2035	5.000%	5,000,000	5,629,350
Chicago O’Hare International Airport
Prerefunded 01/01/21 Revenue Bonds
General 3rd Lien
Series 2011
01/01/2039	5.750%	1,525,000	1,761,024
Revenue Bonds
Customer Facility Charge Senior Lien
Series 2013
01/01/2043	5.750%	2,285,000	2,661,499
General Senior Lien
Series 2017D AMT
01/01/2052	5.000%	8,030,000	8,906,715
Series 2015D
01/01/2046	5.000%	4,390,000	4,966,714
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unrefunded Revenue Bonds
General Third Lien
Series 2011
01/01/2039	5.750%	295,000	334,595
Chicago O’Hare International Airport(d)
Revenue Bonds
Senior Lien
Series 2017G AMT
01/01/2042	5.000%	1,500,000	1,685,535
01/01/2047	5.000%	1,000,000	1,118,570
Series 2017J AMT
01/01/2037	5.000%	2,000,000	2,264,580
Chicago Park District
Limited General Obligation Bonds
Series 2016A
01/01/2040	5.000%	1,650,000	1,808,862
City of Chicago
Refunding Revenue Bonds
Series 2002
01/01/2033	5.000%	5,245,000	5,533,790
01/01/2034	5.000%	1,000,000	1,052,450
Revenue Bonds
Asphalt Operating Services - Recovery Zone Facility
Series 2010
12/01/2018	6.125%	355,000	359,125
Unlimited General Obligation Bonds
Project
Series 2011A
01/01/2035	5.250%	4,500,000	4,548,780
01/01/2040	5.000%	6,020,000	6,019,759
Series 2012A
01/01/2033	5.000%	5,000,000	5,017,450
Series 2009C
01/01/2040	5.000%	3,500,000	3,499,860
Series 2015A
01/01/2033	5.500%	1,350,000	1,403,204
Series 2017A
01/01/2038	6.000%	4,185,000	4,489,542
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2035	5.000%	1,000,000	1,002,680
01/01/2036	5.000%	11,745,000	11,763,675
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
2nd Lien
Series 2015C
01/01/2039	5.000%	530,000	575,034

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
2nd Lien
Series 2012
01/01/2025	5.000%	5,000,000	5,486,600
01/01/2042	5.000%	5,000,000	5,266,650
Series 2014
01/01/2034	5.000%	1,000,000	1,082,520
01/01/2039	5.000%	2,000,000	2,153,160
City of Chicago Waterworks
Revenue Bonds
2nd Lien
Series 2012
11/01/2031	5.000%	2,000,000	2,143,620
Series 2014
11/01/2044	5.000%	650,000	701,552
Series 2016
11/01/2028	5.000%	860,000	979,592
City of Springfield Electric
Refunding Revenue Bonds
Senior Lien
Series 2015 (AGM)
03/01/2040	4.000%	5,000,000	5,158,400
Illinois Finance Authority
Prerefunded 02/15/20 Revenue Bonds
Swedish Covenant
Series 2010A
08/15/2038	6.000%	2,475,000	2,779,474
Prerefunded 05/01/19 Revenue Bonds
Rush University Medical Center
Series 2009C
11/01/2039	6.625%	2,150,000	2,359,173
Prerefunded 08/01/17 Revenue Bonds
Sherman Health System
Series 2007A
08/01/2037	5.500%	2,000,000	2,000,000
Prerefunded 08/15/19 Revenue Bonds
Silver Cross & Medical Centers
Series 2009
08/15/2038	6.875%	10,700,000	11,949,974
Prerefunded 11/15/19 Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	605,000	675,991
Refunding Revenue Bonds
Rush University Medical Center
Series 2015B
11/15/2039	5.000%	1,810,000	2,002,711
Silver Cross Hospital & Medical Centers
Series 2015C
08/15/2035	5.000%	1,500,000	1,644,345
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Northwestern Memorial Hospital
Series 2009A
08/15/2030	5.750%	3,000,000	3,270,210
Unrefunded Revenue Bonds
Riverside Health System
Series 2009
11/15/2035	6.250%	395,000	431,431
Illinois Finance Authority(e)
Subordinated Revenue Bonds
Regency
Series 1990-RMK Escrowed to Maturity
04/15/2020	0.000%	13,745,000	13,268,323
Metropolitan Pier & Exposition Authority
Refunding Revenue Bonds
McCormick Place Project
Series 2010B-2
06/15/2050	5.000%	5,000,000	5,016,950
Metropolitan Pier & Exposition Authority(e)
Revenue Bonds
Capital Appreciation
Series 1993A Escrowed to Maturity (FGIC)
06/15/2021	0.000%	1,870,000	1,773,321
Metropolitan Water Reclamation District of Greater Chicago
Unlimited General Obligation Refunding Bonds
Series 2016A
12/01/2027	5.000%	5,000,000	6,042,350
Northern Illinois Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
12/01/2035	4.000%	3,000,000	3,103,920
Railsplitter Tobacco Settlement Authority
Revenue Bonds
Series 2010
06/01/2028	6.000%	5,000,000	5,696,750
State of Illinois
Unlimited General Obligation Bonds
Series 2013
07/01/2026	5.500%	1,955,000	2,149,112
07/01/2033	5.500%	5,000,000	5,345,300
07/01/2038	5.500%	875,000	929,303
Total			177,095,484
Indiana 0.6%
Hospital Authority of Vigo County(c)
Prerefunded 09/01/17 Revenue Bonds
Union Hospital, Inc.
Series 2007
09/01/2037	5.700%	1,050,000	1,054,221

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Finance Authority
Refunding Revenue Bonds
Sisters of St. Francis Health
Series 2008
11/01/2032	5.375%	1,000,000	1,048,310
Revenue Bonds
BHI Senior Living
Series 2016A
11/15/2046	5.250%	2,500,000	2,720,075
Parkview Health System
Series 2009A
05/01/2031	5.750%	1,000,000	1,071,130
Total			5,893,736
Iowa 0.9%
Iowa Finance Authority
Refunding Revenue Bonds
Sunrise Retirement Community
Series 2012
09/01/2027	5.000%	1,000,000	1,006,490
09/01/2032	5.500%	1,500,000	1,521,810
09/01/2043	5.750%	830,000	844,567
Revenue Bonds
Genesis Health System
Series 2013
07/01/2033	5.000%	5,000,000	5,671,650
Total			9,044,517
Kansas 0.4%
University of Kansas Hospital Authority
Improvement Refunding Revenue Bonds
Kansas University Health System
Series 2015
09/01/2045	5.000%	3,725,000	4,196,324
Kentucky 1.1%
Kentucky Economic Development Finance Authority
Prerefunded 06/01/20 Revenue Bonds
Owensboro Medical Health System
Series 2010A
03/01/2045	6.500%	2,950,000	3,391,645
Series 2010B
03/01/2040	6.375%	1,700,000	1,948,591
Refunding Revenue Bonds
Owensboro Health System
Series 2017A
06/01/2037	5.000%	1,200,000	1,323,396
Revenue Bonds
Baptist Healthcare System
Series 2009A
08/15/2027	5.625%	1,000,000	1,039,650
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Louisville Arena
Subordinated Series 2008A-1 (AGM)
12/01/2033	6.000%	800,000	817,504
Louisville/Jefferson County Metropolitan Government
Refunding Revenue Bonds
Norton Healthcare, Inc.
Series 2016
10/01/2034	4.000%	2,500,000	2,601,175
Total			11,121,961
Louisiana 2.1%
Ascension Parish Industrial Development Board, Inc.
Revenue Bonds
Impala Warehousing LLC
Series 2011
07/01/2036	6.000%	4,000,000	4,305,880
Louisiana Local Government Environmental Facilities & Community Development Authority
Revenue Bonds
Westlake Chemical Corp.
Series 2010A-2
11/01/2035	6.500%	1,750,000	1,987,125
Louisiana Public Facilities Authority
Refunding Revenue Bonds
19th Judicial District Court
Series 2015 (AGM)
06/01/2036	5.000%	1,000,000	1,114,270
Ochsner Clinic Foundation
Series 2016
05/15/2036	4.000%	5,000,000	5,145,500
Ochsner Clinic Foundation Project
Series 2017
05/15/2042	5.000%	2,000,000	2,253,800
New Orleans Aviation Board
Revenue Bonds
Consolidated Rental Car
Series 2009A
01/01/2040	6.500%	4,600,000	4,900,334
General Airport-North Terminal
Series 2017B AMT
01/01/2048	5.000%	1,275,000	1,445,863
Total			21,152,772
Maryland 0.1%
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2040	5.000%	1,200,000	1,320,000

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	13

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts 1.0%
Commonwealth of Massachusetts
Refunding Revenue Bonds
Series 2005 (NPFGC)
01/01/2027	5.500%	500,000	636,220
Massachusetts Development Finance Agency
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2041	5.000%	2,000,000	2,192,320
Massachusetts Educational Financing Authority
Refunding Revenue Bonds
Issue K
Senior Series 2017A AMT
07/01/2026	5.000%	1,650,000	1,953,996
Subordinated Series 2017B AMT
07/01/2046	4.250%	3,000,000	3,019,860
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2037	5.000%	2,200,000	2,204,664
Total			10,007,060
Michigan 4.5%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2039	5.250%	1,700,000	1,889,210
City of Detroit Water Supply System
Revenue Bonds
Senior Lien
Series 2011A
07/01/2041	5.250%	1,500,000	1,629,000
Grand Traverse County Hospital Finance Authority
Revenue Bonds
Munson Healthcare
Series 2014A
07/01/2047	5.000%	505,000	555,071
Great Lakes Water Authority Water Supply System
Revenue Bonds
2nd Lien
Series 2016B
07/01/2046	5.000%	6,615,000	7,321,151
Michigan Finance Authority
Refunding Revenue Bonds
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	430,000	481,639
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015
11/15/2045	5.000%	1,220,000	1,359,592
Revenue Bonds
Beaumont Health Credit Group
Series 2016S
11/01/2044	5.000%	7,500,000	8,408,175
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2034	5.000%	1,000,000	1,104,360
07/01/2035	5.000%	5,000,000	5,510,900
Michigan State Housing Development Authority
Revenue Bonds
U.S. Department of Housing and Urban Development
Series 2017A
10/01/2042	3.750%	4,060,000	4,046,724
10/01/2047	3.850%	5,000,000	5,011,300
Wayne County Airport Authority
Revenue Bonds
Series 2015D
12/01/2045	5.000%	6,455,000	7,238,508
Total			44,555,630
Minnesota 3.0%
City of Blaine
Refunding Revenue Bonds
Crest View Senior Community Project
Series 2015
07/01/2050	6.125%	3,000,000	3,112,050
City of Bloomington
Refunding Revenue Bonds
Gideon Pond Commons LLC
Senior Series 2010
12/01/2026	5.750%	2,000,000	2,014,700
City of Brooklyn Center
Revenue Bonds
Sanctuary Brooklyn Center Project
Series 2016
11/01/2035	5.500%	1,000,000	1,001,220
City of Minneapolis
Prerefunded 11/15/18 Revenue Bonds
Fairview Health Services
Series 2008A
11/15/2023	6.375%	1,000,000	1,069,310
11/15/2032	6.750%	1,000,000	1,073,970
City of North Oaks
Prerefunded 10/01/17 Revenue Bonds
Presbyterian Homes
Series 2007
10/01/2047	6.500%	5,000,000	5,046,300

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Waverly Gardens Project
Series 2016
10/01/2047	5.000%	4,000,000	4,130,400
City of St. Louis Park
Prerefunded 07/01/18 Revenue Bonds
Park Nicollet Health Services
Series 2008C
07/01/2030	5.750%	800,000	835,784
Prerefunded 07/01/19 Revenue Bonds
Park Nicollet Health Services
Series 2009
07/01/2039	5.750%	2,350,000	2,562,299
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
HealthEast Care System Project
Series 2015
11/15/2040	5.000%	400,000	431,472
Minneapolis-St. Paul Metropolitan Airports Commission(d)
Refunding Revenue Bonds
Subordinated Series 2016D AMT
01/01/2041	5.000%	750,000	848,565
Minnesota Higher Education Facilities Authority
Revenue Bonds
Augsburg College
Series 2016A
05/01/2046	5.000%	610,000	662,600
Hamline University
7th Series 2011K2
10/01/2040	6.000%	2,250,000	2,515,230
Perham Hospital District
Revenue Bonds
Perham Memorial Hospital & Home
Series 2010
03/01/2035	6.350%	1,000,000	1,051,320
03/01/2040	6.500%	700,000	737,590
St. Cloud Housing & Redevelopment Authority
Revenue Bonds
Sanctuary St. Cloud Project
Series 2016A
08/01/2036	5.250%	2,850,000	2,708,697
Total			29,801,507
Mississippi 0.1%
Mississippi Business Finance Corp.
Revenue Bonds
Series 2009A
05/01/2024	4.700%	925,000	971,370
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri 3.3%
Arnold Retail Corridor Transportation Development District
Revenue Bonds
Series 2010
05/01/2038	6.650%	5,000,000	5,143,950
City of Manchester
Refunding Tax Allocation Bonds
Highway 141/Manchester Road Project
Series 2010
11/01/2025	6.000%	335,000	341,466
City of St. Louis Airport
Revenue Bonds
Lambert-St. Louis International Airport
Series 2009A-1
07/01/2034	6.625%	5,000,000	5,487,300
Health & Educational Facilities Authority of the State of Missouri
Revenue Bonds
Lutheran Senior Services
Series 2011
02/01/2041	6.000%	650,000	715,468
Series 2014
02/01/2044	5.000%	2,275,000	2,422,852
Medical Research Lutheran Services
Series 2016A
02/01/2036	5.000%	1,000,000	1,102,510
Kirkwood Industrial Development Authority
Prerefunded 05/15/20 Revenue Bonds
Aberdeen Heights
Series 2010A
05/15/2039	8.250%	3,000,000	3,577,860
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2042	5.250%	1,260,000	1,325,911
05/15/2050	5.250%	500,000	523,740
Missouri Development Finance Board
Revenue Bonds
St. Joseph Sewage System Improvements
Series 2011
05/01/2031	5.250%	500,000	544,100
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Series 2016A
12/01/2041	4.000%	5,000,000	5,211,550
St. Louis County Industrial Development Authority
Refunding & Improvement Revenue Bonds
Ranken-Jordan Project
Series 2016
11/15/2036	4.000%	1,000,000	922,560

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	15

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2035	5.000%	1,500,000	1,519,275
Revenue Bonds
Friendship Village Sunset Hills
Series 2012
09/01/2032	5.000%	1,120,000	1,209,488
09/01/2042	5.000%	2,000,000	2,129,900
Series 2013A
09/01/2023	5.000%	690,000	780,914
Total			32,958,844
Montana 0.1%
City of Kalispell
Refunding Revenue Bonds
Immanuel Lutheran Corp. Project
Series 2017
05/15/2052	5.250%	520,000	539,292
Nebraska 1.2%
Douglas County Hospital Authority No. 2
Revenue Bonds
Madonna Rehabilitation Hospital
Series 2014
05/15/2044	5.000%	4,350,000	4,670,291
Unrefunded Revenue Bonds
Health Facilities-Children’s Hospital Medical Center
Series 2008
08/15/2031	6.125%	1,275,000	1,279,284
Douglas County Hospital Authority No. 3
Refunding Revenue Bonds
Health Facilities - Nebraska Methodist Health System
Series 2015
11/01/2036	4.125%	2,000,000	2,085,160
Madison County Hospital Authority No. 1
Revenue Bonds
Faith Regional Health Services Project
Series 2008A-1
07/01/2033	6.000%	3,500,000	3,680,985
Total			11,715,720
Nevada 0.8%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2033	5.000%	2,600,000	2,801,448
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Clark Department of Aviation
Revenue Bonds
Las Vegas-McCarran International Airport
Series 2010A
07/01/2034	5.125%	4,250,000	4,631,225
State of Nevada Department of Business & Industry(c)
Revenue Bonds
Somerset Academy
Series 2015A
12/15/2035	5.000%	570,000	581,691
Total			8,014,364
New Hampshire 0.3%
New Hampshire Health & Education Facilities Authority Act
Refunding Revenue Bonds
Elliot Hospital
Series 2016
10/01/2038	5.000%	850,000	943,577
New Hampshire Health and Education Facilities Authority Act
Revenue Bonds
Hillside Village Entrance Fee
Series 2017
07/01/2022	3.500%	2,000,000	2,007,340
Total			2,950,917
New Jersey 1.5%
City of Atlantic City
Unlimited General Obligation Refunding Bonds
Build America Mutual Assurance Co. Tax Appeal
Series 2017A
03/01/2042	5.000%	1,000,000	1,119,480
New Jersey Economic Development Authority
Refunding Revenue Bonds
Series 2015XX
06/15/2024	5.000%	2,000,000	2,173,080
Revenue Bonds
MSU Student Housing Project-Provident
Series 2010
06/01/2031	5.750%	1,500,000	1,622,220
Provident Group-Kean Properties
Series 2017
07/01/2047	5.000%	500,000	536,865
Provident Group-Rowan Properties LLC
Series 2015
01/01/2048	5.000%	1,200,000	1,280,280
Series 2015WW
06/15/2040	5.250%	375,000	397,020
New Jersey Housing & Mortgage Finance Agency(d)
Refunding Revenue Bonds
Series 2017D AMT
11/01/2037	4.250%	1,525,000	1,563,033

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Jersey Transportation Trust Fund Authority
Revenue Bonds
Transportation Program
Series 2015AA
06/15/2041	5.250%	5,000,000	5,303,850
New Jersey Turnpike Authority(f)
Refunding Revenue Bonds
Series 2017B
01/01/2040	5.000%	1,000,000	1,171,820
Total			15,167,648
New Mexico 0.2%
New Mexico Hospital Equipment Loan Council
Prerefunded 08/01/18 Revenue Bonds
Presbyterian Healthcare Services
Series 2008
08/01/2032	6.375%	1,480,000	1,559,165
08/01/2032	6.375%	685,000	721,641
Total			2,280,806
New York 3.5%
Brooklyn Arena Local Development Corp.
Prerefunded 01/15/20 Revenue Bonds
Barclays Center Project
Series 2009
07/15/2030	6.000%	1,500,000	1,684,140
Refunding Revenue Bonds
Barclays Center Project
Series 2016A
07/15/2042	5.000%	450,000	505,476
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2036	5.000%	5,000,000	5,783,550
Glen Cove Local Economic Assistance Corp.(b)
Revenue Bonds
Garvies Point
Series 2016 CABS
01/01/2055	0.000%	2,500,000	1,839,075
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2042	5.000%	5,000,000	5,837,700
Metropolitan Transportation Authority(e)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,605,000	1,621,743
New York State Dormitory Authority
Revenue Bonds
Consolidated City University System 2nd Generation
Series 1993A
07/01/2018	5.750%	1,235,000	1,288,611
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Transportation Development Corp.(d)
Revenue Bonds
LaGuardia Airport Terminal B Redevelopment
Series 2016 AMT
07/01/2041	4.000%	5,925,000	5,879,733
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2042	6.000%	5,000,000	5,605,550
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2017-203
10/01/2041	3.500%	3,730,000	3,749,322
Westchester County Healthcare Corp.
Prerefunded 11/01/20 Revenue Bonds
Senior Lien
Series 2010C
11/01/2037	6.125%	580,000	673,258
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	70,000	77,316
Total			34,545,474
North Carolina 0.3%
North Carolina Medical Care Commission
Refunding Revenue Bonds
Southminster, Inc.
Series 2016
10/01/2037	5.000%	1,800,000	1,872,378
North Carolina Turnpike Authority(e)
Revenue Bonds
Series 2017C
07/01/2032	0.000%	2,000,000	1,032,680
Total			2,905,058
Ohio 2.0%
Buckeye Tobacco Settlement Financing Authority
Asset-Backed Senior Turbo Revenue Bonds
Series 2007A-2
06/01/2047	5.875%	12,500,000	11,775,250
City of Middleburg Heights
Revenue Bonds
Southwest General Facilities
Series 2011
08/01/2036	5.250%	1,870,000	2,029,698
County of Lucas
Prerefunded 11/01/20 Improvement Revenue Bonds
Lutheran Homes
Series 2010A
11/01/2035	6.625%	5,000,000	5,855,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	17

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Miami University
Refunding Revenue Bonds
Series 2017
09/01/2034	5.000%	675,000	791,586
Total			20,452,334
Oklahoma 0.2%
Tulsa County Industrial Authority
Refunding Revenue Bonds
Montereau, Inc. Project
Series 2017
11/15/2037	5.250%	1,250,000	1,381,912
11/15/2045	5.250%	750,000	819,098
Total			2,201,010
Oregon 0.5%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2044	5.400%	525,000	562,973
Oregon Health & Science University
Prerefunded 06/01/19 Revenue Bonds
Series 2009A
07/01/2039	5.750%	1,500,000	1,635,810
Oregon State Facilities Authority
Refunding Revenue Bonds
Samaritan Health Services Project
Series 2016S
10/01/2032	5.000%	1,800,000	2,043,324
Port of Portland Airport(d)
Revenue Bonds
Series 2017-24B AMT
07/01/2042	5.000%	1,000,000	1,147,080
Total			5,389,187
Pennsylvania 8.7%
Allegheny County Hospital Development Authority(e)
Refunding Revenue Bonds
Capital Appreciation Magee-Women’s Hospital Project
Series 1992 Escrowed to Maturity (NPFGC / FGIC)
10/01/2017	0.000%	5,115,000	5,108,350
Commonwealth Financing Authority
Revenue Bonds
Series 2015A
06/01/2035	5.000%	1,950,000	2,208,745
Commonwealth of Pennsylvania
Unlimited General Obligation Bonds
2nd Lien
Series 2016
09/15/2034	4.000%	5,000,000	5,265,550
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2038	5.000%	1,630,000	1,765,192
East Hempfield Township Industrial Development Authority
Revenue Bonds
Student Service, Inc. Student Housing Project
Series 2014
07/01/2046	5.000%	1,000,000	1,051,230
Geisinger Authority
Refunding Revenue Bonds
Geisinger Health System
Series 2017
02/15/2047	4.000%	5,000,000	5,119,550
Lancaster County Hospital Authority
Refunding Revenue Bonds
Masonic Villages of the Grand Lodge of Pennsylvania
Series 2015
11/01/2035	5.000%	700,000	784,315
Montgomery County Industrial Development Authority
Refunding Revenue Bonds
Albert Einstein HealthCare Network
Series 2015
01/15/2045	5.250%	1,850,000	1,989,139
Northampton County General Purpose Authority
Prerefunded 08/15/18 Revenue Bonds
Saint Luke’s Hospital Project
Series 2008A
08/15/2028	5.375%	1,000,000	1,045,630
Pennsylvania Economic Development Financing Authority(d)
Revenue Bonds
PA Bridges Finco LP
Series 2015 AMT
12/31/2038	5.000%	4,125,000	4,608,697
06/30/2042	5.000%	10,000,000	11,107,800
Pennsylvania Higher Educational Facilities Authority
Revenue Bonds
Shippensburg University
Series 2011
10/01/2031	6.000%	2,000,000	2,199,500
Pennsylvania Housing Finance Agency
Refunding Revenue Bonds
Series 2016-120
10/01/2046	3.500%	2,590,000	2,739,754
Pennsylvania Turnpike Commission
Refunding Revenue Bonds
Subordinated Series 2016A
12/01/2036	5.000%	5,000,000	5,652,050

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Subordinated Revenue Bonds
Mass Transit Projects
Series 2016A-1
12/01/2041	5.000%	4,800,000	5,330,976
Revenue Bonds
Series 2014C
12/01/2044	5.000%	2,500,000	2,798,900
Series 2015B
12/01/2040	5.000%	2,500,000	2,780,375
Series 2016A-1
12/01/2041	5.000%	5,000,000	5,630,150
Subordinated Series 2017B-1
06/01/2042	5.000%	3,000,000	3,371,520
Philadelphia Authority for Industrial Development
Refunding Revenue Bonds
Thomas Jefferson University
Series 2017
09/01/2042	5.000%	1,500,000	1,704,045
Revenue Bonds
First Philadelphia Preparatory Charter School
Series 2014
06/15/2043	7.250%	750,000	872,153
Philadelphia Municipal Authority
Prerefunded 04/01/19 Revenue Bonds
Lease
Series 2009
04/01/2034	6.500%	700,000	763,833
Pocono Mountains Industrial Park Authority
Revenue Bonds
St. Luke’s Hospital-Monroe Project
Series 2015
08/15/2040	5.000%	1,450,000	1,583,966
Quakertown General Authority
Refunding Revenue Bonds
USDA Loan Anticipation Notes
Series 2017
07/01/2021	3.125%	2,500,000	2,500,425
State Public School Building Authority
Refunding Revenue Bonds
Philadelphia School District
Series 2016
06/01/2034	5.000%	8,000,000	8,728,320
Total			86,710,165
South Carolina 0.7%
Piedmont Municipal Power Agency
Refunding Revenue Bonds
Electric
Series 1991 (NPFGC)
01/01/2021	6.250%	1,000,000	1,160,420
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Carolina Jobs-Economic Development Authority
Revenue Bonds
York Preparatory Academy Project
Series 2014A
11/01/2045	7.250%	1,315,000	1,467,553
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2016B
12/01/2056	5.000%	2,500,000	2,749,700
Revenue Bonds
Series 2015E
12/01/2055	5.250%	1,085,000	1,213,301
Total			6,590,974
South Dakota 0.2%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2045	5.000%	1,580,000	1,772,539
Tennessee 1.0%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2035	5.000%	355,000	385,949
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board
Refunding Revenue Bonds
Lipscomb University Project
Series 2016A
10/01/2041	5.000%	3,370,000	3,774,535
Revenue Bonds
Vanderbilt University Medical Center
Series 2016
07/01/2046	5.000%	1,200,000	1,346,580
Series 2017A
07/01/2048	5.000%	835,000	942,347
Tennessee Housing Development Agency
Revenue Bonds
Series 2017-2B
07/01/2036	3.700%	3,850,000	3,917,914
Total			10,367,325
Texas 7.8%
Bexar County Health Facilities Development Corp.
Prerefunded 07/01/20 Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	155,000	176,233

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	19

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Army Retirement Residence Project
Series 2010
07/01/2045	6.200%	1,100,000	1,260,919
Refunding Revenue Bonds
Army Retirement Residence Foundation
Series 2016
07/15/2031	4.000%	2,000,000	2,077,840
07/15/2036	4.000%	3,000,000	3,061,140
Unrefunded Revenue Bonds
Army Retirement Residence
Series 2010
07/01/2030	5.875%	30,000	32,667
Capital Area Cultural Education Facilities Finance Corp.
Revenue Bonds
Roman Catholic Diocese
Series 2005B
04/01/2045	6.125%	550,000	606,496
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2041	6.000%	5,580,000	6,477,989
Refunding Revenue Bonds
Series 2016
01/01/2040	5.000%	2,500,000	2,841,525
Revenue Bonds
Senior Lien
Series 2015A
01/01/2040	5.000%	2,000,000	2,258,900
Central Texas Turnpike System(e)
Refunding Revenue Bonds
Series 2015B
08/15/2037	0.000%	2,000,000	862,260
Central Texas Turnpike System
Refunding Revenue Bonds
Subordinated Series 2015C
08/15/2042	5.000%	2,500,000	2,781,575
City of Austin Airport System(d)
Revenue Bonds
Series 2017B AMT
11/15/2041	5.000%	1,000,000	1,135,860
11/15/2046	5.000%	1,000,000	1,130,730
City of Austin Electric Utility
Prerefunded 11/15/18 Revenue Bonds
Series 2008A
11/15/2035	5.250%	2,000,000	2,111,400
Clifton Higher Education Finance Corp.
Revenue Bonds
Idea Public Schools
Series 2011
08/15/2031	5.500%	1,750,000	1,899,275
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2012
08/15/2032	5.000%	580,000	616,830
08/15/2042	5.000%	1,500,000	1,574,805
Series 2013
08/15/2033	6.000%	260,000	299,684
International Leadership
Series 2015
08/15/2038	5.750%	2,015,000	2,120,787
Series 2015A
12/01/2045	5.000%	400,000	428,876
Dallas Love Field(d)
Revenue Bonds
Series 2017 AMT
11/01/2033	5.000%	1,000,000	1,156,960
11/01/2036	5.000%	1,000,000	1,146,540
Harris County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
YMCA Greater Houston Area
Series 2013A
06/01/2038	5.000%	1,500,000	1,612,800
Harris County Health Facilities Development Corp.
Prerefunded 12/01/18 Revenue Bonds
Memorial Hermann Healthcare System
Series 2008B
12/01/2035	7.250%	2,200,000	2,384,228
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	270,000	323,239
05/15/2031	6.500%	230,000	274,312
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
4-K Housing, Inc. Stoney Brook Project
Series 2017
07/01/2042	4.500%	1,000,000	1,023,280
07/01/2047	5.000%	1,000,000	1,065,140
07/01/2052	4.750%	1,500,000	1,556,445
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.250%	1,500,000	1,533,495
07/01/2046	5.000%	2,850,000	3,061,897
07/01/2051	4.750%	1,210,000	1,262,696
Collegiate Housing Corpus Christi
Series 2016
04/01/2031	5.000%	335,000	368,326
04/01/2036	5.000%	355,000	384,280
Collegiate Housing Tarleton State University
Series 2015
04/01/2047	5.000%	2,465,000	2,617,879

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
MRC Senior Living-Langford Project
Series 2016
11/15/2036	5.375%	500,000	480,240
11/15/2046	5.500%	750,000	713,850
NCCD-College Station Properties LLC
Series 2015A
07/01/2047	5.000%	8,500,000	9,021,305
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2037	5.000%	530,000	532,682
North Texas Tollway Authority
Refunding Revenue Bonds
2nd Tier
Series 2015A
01/01/2038	5.000%	1,730,000	1,967,131
Series 2016A
01/01/2039	4.000%	435,000	452,339
Pottsboro Higher Education Finance Corp.
Revenue Bonds
Series 2016A
08/15/2036	5.000%	385,000	391,433
Red River Health Facilities Development Corp.
Revenue Bonds
MRC Crossings Project
Series 2014A
11/15/2044	7.750%	500,000	568,710
San Juan Higher Education Finance Authority
Prerefunded 08/15/20 Revenue Bonds
Idea Public Schools
Series 2010A
08/15/2040	6.700%	800,000	933,512
Tarrant County Cultural Education Facilities Finance Corp.
Refunding Revenue Bonds
Baylor Scott & White Health
Series 2016
11/15/2036	4.000%	1,000,000	1,040,580
Trinity Terrace Project
Series 2014
10/01/2049	5.000%	750,000	791,093
Revenue Bonds
Buckner Senior Living Ventana Project
Series 2017
11/15/2047	6.750%	1,835,000	1,960,771
Texas Municipal Gas Acquisition & Supply Corp. III
Revenue Bonds
Series 2012
12/15/2032	5.000%	1,250,000	1,373,150
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Texas Private Activity Bond Surface Transportation Corp.(d)
Revenue Bonds
Senior Lien - Blueridge Transportation
Series 2016 AMT
12/31/2055	5.000%	3,515,000	3,826,324
Uptown Development Authority
Prerefunded 09/01/19 Tax Allocation Bonds
Infrastructure Improvement Facilities
Series 2009
09/01/2029	5.500%	500,000	545,980
Total			78,126,408
Utah 0.3%
Salt Lake City Corp. Airport(d)
Revenue Bonds
Series 2017A AMT
07/01/2042	5.000%	3,000,000	3,450,180
Virginia 1.7%
Chesapeake Bay Bridge & Tunnel District
Revenue Bonds
1st Tier General Resolution
Series 2016
07/01/2046	5.000%	3,000,000	3,378,750
07/01/2051	5.000%	1,800,000	2,016,918
City of Chesapeake Expressway Toll Road
Revenue Bonds
Transportation System
Senior Series 2012A
07/15/2047	5.000%	3,250,000	3,532,912
Virginia Small Business Financing Authority
Revenue Bonds
Senior Lien-95 Express Lane
Series 2017 AMT
01/01/2040	5.000%	7,500,000	8,090,550
Total			17,019,130
Washington 2.3%
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2035	6.000%	1,000,000	987,110
Port of Seattle(f)
Refunding Revenue Bonds
Intermediate Lien
Series 2017 AMT
05/01/2037	5.000%	6,000,000	6,936,900
Washington Health Care Facilities Authority
Revenue Bonds
Overlake Hospital Medical Center
Series 2010
07/01/2030	5.500%	3,000,000	3,288,420

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	21

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Washington Higher Education Facilities Authority
Prerefunded 10/01/19 Revenue Bonds
Whitworth University Project
Series 2009
10/01/2040	5.625%	1,050,000	1,151,546
Washington State Housing Finance Commission(c)
Refunding Revenue Bonds
Bayview Manor Homes
Series 2016A
07/01/2046	5.000%	1,625,000	1,660,116
Presbyterian Retirement Co.
Series 2016
01/01/2046	5.000%	4,000,000	4,145,760
Skyline 1st Hill Project
Series 2015
01/01/2035	5.750%	425,000	424,282
01/01/2045	6.000%	595,000	593,774
Washington State Housing Finance Commission
Refunding Revenue Bonds
Nonprofit Housing-Mirabella
Series 2012
10/01/2047	6.750%	3,000,000	3,279,690
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2045	7.000%	200,000	198,528
Total			22,666,126
West Virginia 0.1%
West Virginia Economic Development Authority
Refunding Revenue Bonds
Appalachian Power Co.-Amos Project
Series 2010A
12/01/2038	5.375%	900,000	987,273
Wisconsin 3.8%
Public Finance Authority(d)
Refunding Revenue Bonds
Celanese Project
Series 2016C AMT
11/01/2030	4.300%	2,000,000	2,079,800
Public Finance Authority
Refunding Revenue Bonds
Celanese Project
Series 2016D
11/01/2030	4.050%	1,000,000	1,036,520
Revenue Bonds
FFAH NC & MO Portfolio
Series 2015
12/01/2045	5.000%	2,000,000	2,099,920
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rose Villa Project
Series 2014A
11/15/2049	6.000%	1,645,000	1,771,484
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2042	5.250%	410,000	439,471
05/15/2047	5.250%	220,000	234,909
State of Wisconsin
Prerefunded 05/01/19 Revenue Bonds
Series 2009
05/01/2033	5.750%	285,000	308,701
Series 2009A
05/01/2033	5.750%	2,715,000	2,940,779
Wisconsin Health & Educational Facilities Authority
Prerefunded 02/15/19 Revenue Bonds
ProHealth Care, Inc. Obligation Group
Series 2009
02/15/2039	6.625%	5,300,000	5,757,125
Prerefunded 04/01/18 Revenue Bonds
Riverview Hospital Association
Series 2008
04/01/2038	5.750%	3,000,000	3,095,940
Prerefunded 09/01/22 Revenue Bonds
Watertown Regional Medical Center
Series 2012
09/01/2042	5.000%	2,270,000	2,678,963
Prerefunded 12/03/18 Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	3,260,000	3,444,940
Refunding Revenue Bonds
Ascension Health Credit Group
Series 2016
11/15/2036	4.000%	5,000,000	5,179,850
Saint John’s Communities, Inc.
Series 2015B
09/15/2045	5.000%	1,000,000	1,048,220
Revenue Bonds
Aurora Health Care, Inc.
Series 2010A
04/15/2039	5.625%	1,400,000	1,511,412
Beaver Dam Community Hospitals
Series 2013A
08/15/2028	5.125%	3,375,000	3,643,785
Unrefunded Revenue Bonds
Medical College of Wisconsin
Series 2008A
12/01/2035	5.250%	340,000	356,371
Total			37,628,190

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic Municipal Income Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wyoming 0.1%
County of Laramie
Revenue Bonds
Cheyenne Regional Medical Center Project
Series 2012
05/01/2032	5.000%	1,000,000	1,090,420
Total Municipal Bonds (Cost $904,542,560)			948,462,607

Municipal Short Term 0.7%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.7%
Board of Cooperative Educational Services of Second Supervisory District
Revenue Notes
RAN Series 2017
06/29/2018	1.310%	7,000,000	7,059,220
Total Municipal Short Term (Cost $7,054,584)			7,059,220
Money Market Funds 0.4%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 0.580%(g)	4,004,950	4,004,950
Total Money Market Funds (Cost $4,004,950)		4,004,950
Total Investments (Cost $947,187,094)		991,111,777
Other Assets & Liabilities, Net		9,044,946
Net Assets		$1,000,156,723

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Variable rate security.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $36,122,819, which represents 3.60% of net assets.
(d)	Income from this security may be subject to alternative minimum tax.
(e)	Zero coupon bond.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at July 31, 2017.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMT	Alternative Minimum Tax
FGIC	Financial Guaranty Insurance Corporation
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	23

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Floating Rate Notes	—	31,585,000	—	31,585,000
Municipal Bonds	—	948,462,607	—	948,462,607
Municipal Short Term	—	7,059,220	—	7,059,220
Money Market Funds	4,004,950	—	—	4,004,950
Total Investments	4,004,950	987,106,827	—	991,111,777
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic Municipal Income Fund | Annual Report 2017

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Investments, at value
Unaffiliated issuers, at value	$991,111,777
Total investments, at value	991,111,777
Cash	8,486,920
Receivable for:
Capital shares sold	5,161,149
Interest	9,482,523
Prepaid expenses	6,321
Other assets	18,397
Total assets	1,014,267,087
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	9,199,700
Capital shares purchased	1,762,405
Distributions to shareholders	2,931,032
Management services fees	39,136
Distribution and/or service fees	17,026
Transfer agent fees	47,670
Compensation of board members	60,952
Other expenses	52,443
Total liabilities	14,110,364
Net assets applicable to outstanding capital stock	$1,000,156,723
Represented by
Paid in capital	956,638,996
Undistributed net investment income	1,760,217
Accumulated net realized loss	(2,167,173)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	43,924,683
Total - representing net assets applicable to outstanding capital stock	$1,000,156,723
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	25

Statement of Assets and Liabilities  (continued)
July 31, 2017
Class A
Net assets	$636,646,867
Shares outstanding	158,190,899
Net asset value per share	$4.02
Maximum offering price per share(a)	$4.14
Class B
Net assets	$10,022
Shares outstanding	2,488
Net asset value per share	$4.03
Class C
Net assets	$48,398,203
Shares outstanding	12,019,278
Net asset value per share	$4.03
Class R4
Net assets	$12,765,311
Shares outstanding	3,176,398
Net asset value per share	$4.02
Class R5
Net assets	$9,596,700
Shares outstanding	2,388,550
Net asset value per share	$4.02
Class T
Net assets	$10,176
Shares outstanding	2,532
Net asset value per share	$4.02
Maximum offering price per share(b)	$4.12
Class Y
Net assets	$65,010
Shares outstanding	16,151
Net asset value per share	$4.03
Class Z
Net assets	$292,664,434
Shares outstanding	72,866,531
Net asset value per share	$4.02

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 3.00% for Class A.
(b)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 2.50% for Class T.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic Municipal Income Fund | Annual Report 2017

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$4,956
Interest	39,884,255
Total income	39,889,211
Expenses:
Management services fees	4,331,040
Distribution and/or service fees
Class A	1,638,897
Class B	1,725
Class C	405,916
Class T(a)	9
Transfer agent fees
Class A	422,685
Class B	115
Class C	25,865
Class R4	7,030
Class R5	4,539
Class T(a)	1
Class Y(b)	3
Class Z	120,835
Compensation of board members	29,755
Custodian fees	8,789
Printing and postage fees	54,576
Registration fees	170,904
Audit fees	40,218
Legal fees	14,104
Interest expense	36,944
Compensation of chief compliance officer	169
Other	39,449
Total expenses	7,353,568
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(92,295)
Expense reduction	(20)
Total net expenses	7,261,253
Net investment income	32,627,958
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(689,575)
Futures contracts	628,628
Net realized loss	(60,947)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(31,756,700)
Futures contracts	649,659
Net change in unrealized appreciation (depreciation)	(31,107,041)
Net realized and unrealized loss	(31,167,988)
Net increase in net assets resulting from operations	$1,459,970

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	27

Statement of Changes in Net Assets
	Year Ended July 31, 2017 (a),(b)	Year Ended July 31, 2016
Operations
Net investment income	$32,627,958	$26,361,099
Net realized gain (loss)	(60,947)	3,354,368
Net change in unrealized appreciation (depreciation)	(31,107,041)	25,783,857
Net increase in net assets resulting from operations	1,459,970	55,499,324
Distributions to shareholders
Net investment income
Class A	(23,231,476)	(23,579,061)
Class B	(4,785)	(12,067)
Class C	(1,136,145)	(642,563)
Class R4	(418,915)	(109,938)
Class R5	(293,815)	(141,955)
Class T	(116)	—
Class Y	(466)	—
Class Z	(7,314,961)	(2,162,695)
Net realized gains
Class A	(1,625,869)	(1,768,491)
Class B	(478)	(1,234)
Class C	(94,057)	(54,766)
Class R4	(27,952)	(4,902)
Class R5	(19,104)	(3,850)
Class Z	(363,782)	(100,965)
Total distributions to shareholders	(34,531,921)	(28,582,487)
Increase in net assets from capital stock activity	214,395,889	177,497,024
Total increase in net assets	181,323,938	204,413,861
Net assets at beginning of year	818,832,785	614,418,924
Net assets at end of year	$1,000,156,723	$818,832,785
Undistributed net investment income	$1,760,217	$1,555,390

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Strategic Municipal Income Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017 (a),(b)		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (c),(d)	50,627,169	203,578,559	27,539,259	112,998,005
Distributions reinvested	5,806,192	23,223,127	5,210,601	21,300,569
Redemptions	(54,792,652)	(217,361,230)	(18,234,838)	(74,636,948)
Net increase	1,640,709	9,440,456	14,515,022	59,661,626
Class B
Distributions reinvested	1,150	4,609	2,878	11,730
Redemptions (c),(d)	(66,309)	(267,397)	(56,855)	(231,946)
Net decrease	(65,159)	(262,788)	(53,977)	(220,216)
Class C
Subscriptions	7,077,584	28,566,841	3,172,090	13,071,773
Distributions reinvested	284,484	1,137,254	163,519	669,396
Redemptions	(2,249,595)	(8,951,240)	(565,353)	(2,317,633)
Net increase	5,112,473	20,752,855	2,770,256	11,423,536
Class R4
Subscriptions	2,181,791	8,823,151	1,916,192	7,921,193
Distributions reinvested	111,684	445,936	27,777	114,305
Redemptions	(1,234,589)	(4,926,861)	(96,553)	(395,496)
Net increase	1,058,886	4,342,226	1,847,416	7,640,002
Class R5
Subscriptions	2,141,967	8,563,946	1,347,228	5,491,475
Distributions reinvested	78,247	312,477	35,337	145,213
Redemptions	(1,299,734)	(5,118,473)	(50,975)	(209,087)
Net increase	920,480	3,757,950	1,331,590	5,427,601
Class T
Subscriptions	2,532	10,000	—	—
Net increase	2,532	10,000	—	—
Class Y
Subscriptions	22,381	89,475	—	—
Distributions reinvested	75	304	—	—
Redemptions	(6,305)	(25,344)	—	—
Net increase	16,151	64,435	—	—
Class Z
Subscriptions	72,852,097	290,165,640	25,230,258	103,770,392
Distributions reinvested	1,669,548	6,661,384	421,523	1,730,216
Redemptions	(30,420,456)	(120,536,269)	(2,911,784)	(11,936,133)
Net increase	44,101,189	176,290,755	22,739,997	93,564,475
Total net increase	52,787,261	214,395,889	43,150,304	177,497,024

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(c)	Includes conversions of Class B shares to Class A shares, if any.
(d)	Effective July 17, 2017, Class B shares were automatically converted to Class A shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic Municipal Income Fund | Annual Report 2017	29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
7/31/2017	$4.18	0.14	(0.15)	(0.01)	(0.14)	(0.01)
7/31/2016	$4.02	0.16	0.17	0.33	(0.16)	(0.01)
7/31/2015	$4.00	0.17	0.02	0.19	(0.17)	—
7/31/2014	$3.83	0.17	0.17	0.34	(0.17)	—
7/31/2013	$4.09	0.16	(0.26)	(0.10)	(0.16)	—
Class B
7/31/2017	$4.18	0.11	(0.14)	(0.03)	(0.11)	(0.01)
7/31/2016	$4.02	0.13	0.17	0.30	(0.13)	(0.01)
7/31/2015	$4.00	0.14	0.01	0.15	(0.13)	—
7/31/2014	$3.83	0.14	0.17	0.31	(0.14)	—
7/31/2013	$4.09	0.13	(0.26)	(0.13)	(0.13)	—
Class C
7/31/2017	$4.18	0.11	(0.14)	(0.03)	(0.11)	(0.01)
7/31/2016	$4.02	0.13	0.17	0.30	(0.13)	(0.01)
7/31/2015	$4.00	0.14	0.02	0.16	(0.14)	—
7/31/2014	$3.83	0.14	0.17	0.31	(0.14)	—
7/31/2013	$4.09	0.13	(0.26)	(0.13)	(0.13)	—
Class R4
7/31/2017	$4.18	0.15	(0.15)	0.00 (f)	(0.15)	(0.01)
7/31/2016	$4.01	0.17	0.18	0.35	(0.17)	(0.01)
7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—
7/31/2014	$3.83	0.18	0.16	0.34	(0.18)	—
7/31/2013 (g)	$4.08	0.06	(0.25)	(0.19)	(0.06)	—
Class R5
7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)
7/31/2016	$4.02	0.17	0.16	0.33	(0.17)	(0.01)
7/31/2015	$3.99	0.18	0.03	0.21	(0.18)	—
7/31/2014 (i)	$3.80	0.12	0.18	0.30	(0.11)	—
Class T
7/31/2017 (j)	$3.95	0.05	0.07	0.12	(0.05)	—
Class Y
7/31/2017 (k)	$3.95	0.06	0.08	0.14	(0.06)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Strategic Municipal Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.15)	$4.02	(0.09%)	0.83% (c)	0.82% (c),(d)	3.57%	27%	$636,647
(0.17)	$4.18	8.45%	0.84% (c)	0.80% (c),(d)	3.89%	11%	$654,691
(0.17)	$4.02	4.67%	0.84% (c)	0.81% (c)	4.10%	16%	$571,464
(0.17)	$4.00	9.02%	0.85% (c)	0.81% (c)	4.35%	22%	$542,530
(0.16)	$3.83	(2.51%)	0.84% (e)	0.81% (e)	4.02%	16%	$572,179

(0.12)	$4.03	(0.59%)	1.58% (c)	1.57% (c),(d)	2.80%	27%	$10
(0.14)	$4.18	7.64%	1.59% (c)	1.55% (c),(d)	3.16%	11%	$283
(0.13)	$4.02	3.88%	1.59% (c)	1.56% (c)	3.35%	16%	$489
(0.14)	$4.00	8.21%	1.60% (c)	1.56% (c)	3.59%	22%	$1,062
(0.13)	$3.83	(3.23%)	1.59% (e)	1.56% (e)	3.27%	16%	$1,791

(0.12)	$4.03	(0.59%)	1.58% (c)	1.58% (c),(d)	2.82%	27%	$48,398
(0.14)	$4.18	7.64%	1.59% (c)	1.55% (c),(d)	3.12%	11%	$28,896
(0.14)	$4.02	3.89%	1.59% (c)	1.56% (c)	3.35%	16%	$16,649
(0.14)	$4.00	8.21%	1.60% (c)	1.56% (c)	3.59%	22%	$14,086
(0.13)	$3.83	(3.23%)	1.59% (e)	1.56% (e)	3.27%	16%	$15,017

(0.16)	$4.02	0.16%	0.59% (c)	0.57% (c),(d)	3.83%	27%	$12,765
(0.18)	$4.18	8.99%	0.60% (c)	0.55% (c),(d)	4.07%	11%	$8,841
(0.18)	$4.01	4.93%	0.60% (c)	0.56% (c)	4.38%	16%	$1,084
(0.18)	$3.99	9.02%	0.60% (c)	0.56% (c)	4.60%	22%	$405
(0.06)	$3.83	(4.65%)	0.58% (e),(h)	0.57% (e),(h)	4.38% (h)	16%	$51

(0.16)	$4.02	0.41%	0.58% (c)	0.58% (c)	3.82%	27%	$9,597
(0.18)	$4.17	8.45%	0.57% (c)	0.56% (c)	4.08%	11%	$6,129
(0.18)	$4.02	5.18%	0.57% (c)	0.56% (c)	4.35%	16%	$548
(0.11)	$3.99	8.07%	0.58% (c),(h)	0.55% (c),(h)	4.62% (h)	22%	$91

(0.05)	$4.02	2.94%	0.82% (e),(h)	0.82% (d),(e),(h)	3.56% (h)	27%	$10

(0.06)	$4.03	3.66%	0.57% (e),(h)	0.55% (e),(h)	3.94% (h)	27%	$65
Columbia Strategic Municipal Income Fund | Annual Report 2017	31

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
7/31/2017	$4.17	0.15	(0.14)	0.01	(0.15)	(0.01)
7/31/2016	$4.01	0.17	0.17	0.34	(0.17)	(0.01)
7/31/2015	$3.99	0.18	0.02	0.20	(0.18)	—
7/31/2014	$3.82	0.18	0.17	0.35	(0.18)	—
7/31/2013	$4.08	0.17	(0.26)	(0.09)	(0.17)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest and fee expense related to the participation in certain inverse floater programs which is less than 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include interest and fee expense related to the participation in certain inverse floater programs. If interest and fee expense related to the participation in certain inverse floater programs had been excluded, expenses would have been lower by 0.01%. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income
(f)	Rounds to zero.
(g)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(h)	Annualized.
(i)	Class R5 shares commenced operations on December 11, 2013. Per share data and total return reflect activity from that date.
(j)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
(k)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Strategic Municipal Income Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.16)	$4.02	0.40%	0.59% (c)	0.58% (c),(d)	3.84%	27%	$292,664
(0.18)	$4.17	8.73%	0.60% (c)	0.55% (c),(d)	4.09%	11%	$119,993
(0.18)	$4.01	4.93%	0.59% (c)	0.56% (c)	4.36%	16%	$24,184
(0.18)	$3.99	9.30%	0.60% (c)	0.56% (c)	4.63%	22%	$10,739
(0.17)	$3.82	(2.28%)	0.59% (e)	0.56% (e)	4.26%	16%	$2,336
Columbia Strategic Municipal Income Fund | Annual Report 2017	33

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Strategic Municipal Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
When available, Class B shares were subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, as of July 31, 2017 the Fund’s Class B investors, having held their shares for the requisite time period, were no longer subject to a CDSC upon redemption of their shares. Effective July 17, 2017, Class B shares were automatically converted to Class A shares, and the Fund no longer accepts investments by new or existing investors in Class B shares. On August 4, 2017, the capital owned by Columbia Management Investment Advisers, LLC in Class B shares was redeemed.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Class T shares commenced operations on April 3, 2017.
Class Y shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
34	Columbia Strategic Municipal Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Columbia Strategic Municipal Income Fund | Annual Report 2017	35

Notes to Financial Statements  (continued)
July 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts [to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions]. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
36	Columbia Strategic Municipal Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended July 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	628,628
Total	628,628

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	649,659
The following table is a summary of the average outstanding volume by derivative instrument for the year ended July 31, 2017:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	24,887,281*

*	Based on the ending quarterly outstanding amounts for the year ended July 31, 2017.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Inverse floater program transactions
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (i) to cause the holders of the short-term floating rate notes to tender their notes at par, and (ii) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts, if any, remain in the Fund’s investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption “Short-term floating rate notes outstanding” in the Statement of Assets and Liabilities. The liability approximates the fair market value of the short-term notes. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed
Columbia Strategic Municipal Income Fund | Annual Report 2017	37

Notes to Financial Statements  (continued)
July 31, 2017
coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trusts, if any, at July 31, 2017 are presented in the Portfolio of Investments. Interest and fee expense related to the short-term floating rate notes, which is accrued daily, is presented in the Statement of Operations and corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the year ended July 31, 2017, the average value of short-term floating rate notes outstanding was $2,538,462 and the average interest rate and fees related to these short-term floating rate notes were 0.72% and 0.52%, respectively.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
38	Columbia Strategic Municipal Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended July 31, 2017 was 0.48% of the Fund’s average daily net assets.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $2,727.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Strategic Municipal Income Fund | Annual Report 2017	39

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective August 1, 2017, total transfer agency fees for Class R5 and Class Y shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. From January 1, 2017 to July 31, 2017, these limitations were 0.075% for Class R5 shares and 0.025% for Class Y shares; and prior to January 1, 2017, the limitation was 0.05% for Class R5 shares.
For the year ended July 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.06
Class B	0.07
Class C	0.06
Class R4	0.06
Class R5	0.059
Class T	0.05 (a)
Class Y	0.025 (a)
Class Z	0.06

(a)	Annualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended July 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
40	Columbia Strategic Municipal Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class T shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $239,000 and $210,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of June 30, 2017, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended July 31, 2017, if any, are listed below:
Amount ($)
Class A	594,587
Class C	12,119
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	December 1, 2016 through November 30, 2017	Prior to December 1, 2016
Class A	0.83%	0.80%
Class B	1.58	1.55
Class C	1.58	1.55
Class R4	0.58	0.55
Class R5	0.59	0.56
Class T	0.83*	—
Class Y	0.54**	—
Class Z	0.58	0.55
*Expense cap rate is contractual from April 3, 2017 (the commencement of operations of Class T shares) through November 30, 2017.
**Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through November 30, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Strategic Municipal Income Fund | Annual Report 2017	41

Notes to Financial Statements  (continued)
July 31, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for principal and/or interest from fixed income securities, tax straddles, trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(22,452)	22,454	(2)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended July 31, 2017				Year Ended July 31, 2016
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
1,279,078	32,085,578	1,167,265	34,531,921	346,332	26,301,947	1,934,208	28,582,487
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	4,562,835	1,339,246	—	43,848,451
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
947,263,326	47,772,064	(3,923,613)	43,848,451
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $428,134,898 and $237,101,333, respectively, for the year ended July 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
42	Columbia Strategic Municipal Income Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 7. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 63.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 and Note 3 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Columbia Strategic Municipal Income Fund | Annual Report 2017	43

Notes to Financial Statements  (continued)
July 31, 2017
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
44	Columbia Strategic Municipal Income Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Strategic Municipal Income Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Municipal Income Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Strategic Municipal Income Fund | Annual Report 2017	45

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended July 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Capital gain dividend	Exempt- interest dividends
$1,558,408	98.96%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
46	Columbia Strategic Municipal Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Columbia Strategic Municipal Income Fund | Annual Report 2017	47

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
48	Columbia Strategic Municipal Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Columbia Strategic Municipal Income Fund | Annual Report 2017	49

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
50	Columbia Strategic Municipal Income Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund Officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Strategic Municipal Income Fund | Annual Report 2017	51

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Strategic Municipal Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
52	Columbia Strategic Municipal Income Fund | Annual Report 2017

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Strategic Municipal Income Fund | Annual Report 2017	53

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
54	Columbia Strategic Municipal Income Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Strategic Municipal Income Fund | Annual Report 2017	55

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Strategic Municipal Income Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN118_07_G01_(09/17)

Columbia Strategic Municipal Income Fund

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
ANN118_07_G01_(09/17)

Annual Report
July 31, 2017
Columbia Short-Term Cash Fund
Shares of the Fund are issued solely in private placement transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the 1933 Act). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the 1933 Act.
Not FDIC Insured • No bank guarantee • May lose value

Columbia Short-Term Cash Fund  |  Annual Report 2017

Fund at a Glance
Portfolio management
Leonard Aplet, CFA
John McColley
Portfolio breakdown (%) (at July 31, 2017)
Asset-Backed Commercial Paper	3.1
Asset-Backed Securities — Non-Agency(a)	2.8
Certificates of Deposit	19.7
Commercial Paper	36.8
Repurchase Agreements	1.8
U.S. Government & Agency Obligations	32.8
U.S. Treasury Obligations	3.0
Total	100.0

(a)	Category comprised of short-term asset-backed securities.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Columbia Short-Term Cash Fund | Annual Report 2017	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
February 1, 2017 — July 31, 2017
Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,004.40	1,024.79	0.00	0.00	0.00
Expenses paid during the period are equal to the annualized expense ratio as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
4	Columbia Short-Term Cash Fund | Annual Report 2017

Portfolio of Investments
July 31, 2017
(Percentages represent value of investments compared to net assets)
Asset-Backed Commercial Paper 3.0%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
MetLife Short Term Funding LLC(a)
08/01/2017	1.100%	25,000,000	24,999,250
08/09/2017	1.170%	50,000,000	49,985,550
08/14/2017	1.170%	25,000,000	24,988,775
08/24/2017	1.240%	30,000,000	29,975,580
08/28/2017	1.240%	25,000,000	24,976,250
09/11/2017	1.310%	21,000,000	20,968,500
09/19/2017	1.310%	50,000,000	49,910,700
09/20/2017	1.310%	18,300,000	18,266,657
09/21/2017	1.310%	45,000,000	44,916,390
09/25/2017	1.310%	30,000,000	29,939,970
09/26/2017	1.310%	58,000,000	57,881,912
10/13/2017	1.270%	25,000,000	24,935,575
Total Asset-Backed Commercial Paper (Cost $401,786,915)			401,745,109

Asset-Backed Securities — Non-Agency 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ally Auto Receivables Trust
Series 2017-2 Class A1
04/16/2018	1.050%	20,216,973	20,215,179
AmeriCredit Automobile Receivables Trust
Series 2017-1 Class A1
02/20/2018	0.920%	3,378,367	3,378,029
ARI Fleet Lease Trust(a)
Series 2017-A Class A1
06/15/2018	1.250%	48,896,137	48,894,787
BMW Vehicle Lease Trust
Series 2017-1 Class A1
03/20/2018	1.000%	19,034,244	19,032,136
CCG Receivables Trust(a)
Series 2017-1 Class A1
06/14/2018	1.350%	17,232,950	17,232,539
CNH Equipment Trust
Series 2017-A Class A1
04/13/2018	1.000%	29,649,327	29,623,891
Dell Equipment Finance Trust(a)
Series 2017-1 Class A1
05/22/2018	1.350%	42,755,930	42,752,295
Enterprise Fleet Financing LLC(a)
Series 2017-1 Class A1
02/20/2018	1.050%	26,490,197	26,473,350
Series 2017-2 Class A1
07/20/2018	1.500%	44,393,863	44,401,002
GM Financial Automobile Leasing Trust
Series 2017-1 Class A1
03/20/2018	1.000%	17,096,175	17,091,234
MMAF Equipment Finance LLC(a)
Series 2017-AA Class A1
05/16/2018	1.170%	26,467,111	26,465,044
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nissan Auto Receivables Owner Trust
Series 2017-A Class A1
04/16/2018	1.000%	24,346,420	24,338,113
Securitized Term Auto Receivables Trust(a)
Series 2017-1A Class A1
02/26/2018	0.880%	977,186	976,947
Volvo Financial Equipment LLC(a)
Series 2017-1A Class A1
03/15/2018	0.900%	29,356,325	29,337,810
World Omni Auto Receivables Trust
Series 2017-A Class A1
04/16/2018	1.100%	14,385,899	14,383,969
Total Asset-Backed Securities — Non-Agency (Cost $364,677,104)			364,596,325

Certificates of Deposit 19.3%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Australia & New Zealand Banking Group Ltd.
08/01/2017	1.160%	400,000,000	400,000,000
Bank of Montreal
08/07/2017	1.170%	30,000,000	29,999,550
09/05/2017	1.240%	100,000,000	99,986,100
09/08/2017	1.250%	25,000,000	24,998,900
10/02/2017	1.280%	30,000,000	30,001,710
10/10/2017	1.290%	100,000,000	100,002,500
10/17/2017	1.310%	40,000,000	40,000,240
10/19/2017	1.350%	75,000,000	74,993,775
BB&T Corp.
08/16/2017	1.210%	100,000,000	99,995,900
08/18/2017	1.210%	100,000,000	99,995,200
09/11/2017	1.250%	100,000,000	99,990,100
09/25/2017	1.270%	100,000,000	99,985,100
BNP Paribas SA
08/01/2017	1.070%	400,000,000	400,000,000
Canadian Imperial Bank of Commerce
08/01/2017	1.070%	375,000,000	375,000,000
Royal Bank of Canada(b)
09/20/2017	1.410%	57,000,000	57,015,162
Toronto-Dominion Bank (The)
09/12/2017	1.250%	70,000,000	69,997,970
09/13/2017	1.250%	50,000,000	49,998,650
09/14/2017	1.250%	50,000,000	49,996,550
09/21/2017	1.250%	50,000,000	49,996,350
Wells Fargo Bank NA(b)
08/29/2017	1.400%	50,000,000	50,008,450

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2017	5

Portfolio of Investments  (continued)
July 31, 2017
Certificates of Deposit (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Wells Fargo Bank NA
09/01/2017	1.240%	100,000,000	99,998,000
09/06/2017	1.240%	75,000,000	74,998,200
10/03/2017	1.290%	100,000,000	99,997,000
Total Certificates of Deposit (Cost $2,577,000,000)			2,576,955,407

Commercial Paper 36.1%

Banking 5.4%
Bank of New York Mellon Corp. (The)
10/18/2017	1.210%	50,000,000	49,869,050
10/20/2017	1.210%	50,000,000	49,865,750
Bank of Nova Scotia(a)
09/15/2017	1.140%	70,000,000	69,899,550
10/12/2017	1.320%	133,000,000	132,649,811
Scotiabanc, Inc.(a)
09/07/2017	1.230%	98,900,000	98,773,111
Toronto Dominion Holdings USA, Inc.(a)
08/21/2017	1.180%	30,000,000	29,979,630
Toronto-Dominion Bank (The)(a)
09/12/2017	1.220%	50,000,000	49,928,100
09/29/2017	1.310%	50,000,000	49,892,800
10/16/2017	1.340%	50,000,000	49,859,000
Westpac Banking Corp.(a)
08/04/2017	1.240%	36,000,000	35,995,104
08/21/2017	1.240%	100,000,000	99,928,600
Total			716,640,506
Consumer Products 0.5%
Procter & Gamble Co. (The)(a)
08/23/2017	1.170%	44,925,000	44,891,890
08/30/2017	1.170%	15,000,000	14,985,585
Total			59,877,475
Diversified Manufacturing 1.1%
General Electric Co.
09/14/2017	1.310%	75,000,000	74,879,400
09/28/2017	1.140%	75,000,000	74,861,925
Total			149,741,325
Finance Companies 1.9%
GE Capital Treasury LLC
10/13/2017	1.340%	50,000,000	49,864,500
10/17/2017	1.340%	50,000,000	49,857,200
11/07/2017	1.380%	50,000,000	49,813,750
11/13/2017	1.380%	50,000,000	49,802,450
11/15/2017	1.380%	50,000,000	49,798,700
Total			249,136,600
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Integrated Energy 4.3%
Chevron Corp.(a)
08/15/2017	1.170%	25,000,000	24,987,975
08/22/2017	1.140%	50,000,000	49,965,700
08/24/2017	1.240%	50,000,000	49,959,300
08/29/2017	1.240%	51,000,000	50,949,816
Exxon Mobil Corp.
08/22/2017	1.130%	100,000,000	99,932,000
08/24/2017	1.130%	100,000,000	99,925,800
08/25/2017	1.130%	100,000,000	99,922,700
08/28/2017	1.130%	100,000,000	99,913,400
Total			575,556,691
Life Insurance 2.8%
New York Life Capital Corp.(a)
08/01/2017	1.200%	59,175,000	59,173,047
08/02/2017	1.100%	22,630,000	22,628,642
08/15/2017	1.170%	22,500,000	22,489,178
09/18/2017	1.310%	21,000,000	20,963,229
09/19/2017	1.310%	36,441,000	36,375,916
09/28/2017	1.310%	30,027,000	29,963,703
10/04/2017	1.340%	30,052,000	29,980,476
10/05/2017	1.340%	23,000,000	22,944,409
10/11/2017	1.270%	74,743,000	74,555,545
Pricoa Short Term Funding LLC(a)
09/07/2017	1.310%	55,000,000	54,925,310
Total			373,999,455
Pharmaceuticals 10.0%
Johnson & Johnson(a)
08/22/2017	1.120%	50,000,000	49,966,300
10/06/2017	1.140%	100,000,000	99,791,000
10/24/2017	1.210%	75,000,000	74,788,650
Novartis Finance Corp.(a)
08/01/2017	1.100%	50,000,000	49,998,500
08/02/2017	1.100%	25,000,000	24,998,500
08/08/2017	1.170%	75,000,000	74,980,725
08/15/2017	1.170%	40,000,000	39,980,760
08/29/2017	1.190%	25,000,000	24,976,375
08/30/2017	1.190%	25,000,000	24,975,550
08/31/2017	1.180%	25,000,000	24,974,950
09/06/2017	1.180%	90,000,000	89,892,360
09/08/2017	1.180%	40,000,000	39,949,600
09/14/2017	1.160%	25,000,000	24,964,375
Roche Holdings, Inc.(a)
08/15/2017	1.170%	50,000,000	49,975,950
09/18/2017	1.310%	66,150,000	66,034,172
09/19/2017	1.310%	125,000,000	124,776,750
09/21/2017	1.310%	50,000,000	49,907,100

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Short-Term Cash Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Commercial Paper (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Sanofi Aventis(a)
09/15/2017	1.240%	100,000,000	99,843,600
09/22/2017	1.250%	144,250,000	143,988,042
09/29/2017	1.250%	160,000,000	159,671,040
Total			1,338,434,299
Retailers 0.9%
Wal-Mart Stores, Inc.(a)
08/14/2017	1.170%	125,000,000	124,943,875
Technology 9.1%
Apple, Inc.(a)
08/14/2017	1.170%	50,000,000	49,977,550
09/26/2017	1.190%	30,000,000	29,944,260
10/02/2017	1.190%	231,900,000	231,423,909
10/05/2017	1.210%	100,000,000	99,781,200
Cisco Systems, Inc.(a)
08/23/2017	1.030%	142,400,000	142,307,867
09/06/2017	1.230%	34,000,000	33,957,602
09/13/2017	1.270%	87,242,000	87,108,258
10/04/2017	1.240%	59,000,000	58,869,669
10/18/2017	1.240%	59,325,000	59,165,713
10/25/2017	1.240%	30,000,000	29,912,310
International Business Machines Co.(a)
09/27/2017	1.190%	98,900,000	98,712,980
09/28/2017	1.190%	75,000,000	74,855,775
Microsoft Corp.(a)
08/01/2017	1.060%	75,000,000	74,997,825
09/26/2017	1.270%	49,500,000	49,401,743
10/04/2017	1.270%	100,000,000	99,773,600
Total			1,220,190,261
Transportation Services 0.1%
NetJets, Inc.(a)
08/01/2017	1.065%	13,600,000	13,600,000
Total Commercial Paper (Cost $4,822,601,495)			4,822,120,487

Repurchase Agreements 1.7%

Tri-party Federal Reserve
dated 07/31/2017, matures 08/01/2017,
repurchase price $35,000,972 (collateralized by U.S. Treasury Securities, Total Market Value $35,001,019)
	1.000%	35,000,000	35,000,000
Tri-party RBC Capital Markets LLC
dated 07/31/2017, matures 08/01/2017,
repurchase price $150,004,250 (collateralized by U.S. Treasury Securities, Total Market Value $153,000,098)
	1.020%	150,000,000	150,000,000
Repurchase Agreements (continued)
Issuer	Effective Yield	Principal Amount ($)	Value ($)
Tri-party TD Securities (USA) LLC
dated 07/31/2017, matures 08/01/2017,
repurchase price $50,001,431 (collateralized by U.S. Government Agencies, Total Market Value $51,000,093)
	1.030%	50,000,000	50,000,000
Total Repurchase Agreements (Cost $235,000,000)			235,000,000

U.S. Government & Agency Obligations 32.1%

Federal Home Loan Banks(b)
01/25/2018	1.080%	100,000,000	99,975,900
Federal Home Loan Banks Discount Notes
08/01/2017	0.510%	200,000,000	199,997,200
08/02/2017	1.020%	177,500,000	177,490,060
08/03/2017	0.730%	195,000,000	194,988,300
08/04/2017	1.030%	222,750,000	222,724,829
08/07/2017	1.040%	200,000,000	199,960,000
08/08/2017	1.040%	125,000,000	124,971,625
08/09/2017	1.040%	150,000,000	149,961,600
08/10/2017	1.040%	210,000,000	209,940,150
08/11/2017	0.730%	203,100,000	203,055,318
08/16/2017	1.040%	200,000,000	199,909,200
08/17/2017	1.040%	199,000,000	198,903,684
08/18/2017	1.050%	100,000,000	99,948,400
08/21/2017	0.880%	100,000,000	99,949,200
08/23/2017	1.040%	100,000,000	99,934,700
08/28/2017	1.040%	100,000,000	99,920,000
08/29/2017	1.080%	75,000,000	74,935,725
08/30/2017	1.040%	100,000,000	99,914,400
08/31/2017	1.050%	90,000,000	89,919,990
09/01/2017	1.060%	100,000,000	99,907,200
09/05/2017	1.040%	100,000,000	99,898,000
09/07/2017	1.060%	100,000,000	99,889,700
09/08/2017	1.040%	198,700,000	198,479,245
09/11/2017	1.040%	75,000,000	74,910,300
09/12/2017	1.050%	125,000,000	124,846,625
09/13/2017	1.050%	100,000,000	99,873,600
09/18/2017	1.060%	100,000,000	99,857,800
09/20/2017	1.060%	150,000,000	149,778,900
09/21/2017	1.050%	50,000,000	49,925,450
09/22/2017	1.060%	121,000,000	120,813,539
09/25/2017	1.060%	75,000,000	74,878,650
09/26/2017	1.060%	75,000,000	74,876,325
09/27/2017	1.210%	75,000,000	74,945,625
Total U.S. Government & Agency Obligations (Cost $4,289,474,111)			4,289,281,240

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2017	7

Portfolio of Investments  (continued)
July 31, 2017
U.S. Treasury Obligations 3.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury(b)
10/31/2017	1.352%	100,000,000	100,046,900
01/31/2018	1.456%	100,000,000	100,162,919
04/30/2018	1.374%	200,000,000	200,345,512
Total U.S. Treasury Obligations (Cost $400,010,566)			400,555,331
Total Investments (Cost: $13,090,550,191)	13,090,253,899
Other Assets & Liabilities, Net	275,886,995
Net Assets	13,366,140,894

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At July 31, 2017, the value of these securities amounted to $4,562,092,745, which represents 34.13% of net assets.
(b)	Variable rate security.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at July 31, 2017:
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Short-Term Cash Fund | Annual Report 2017

Portfolio of Investments  (continued)
July 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Asset-Backed Commercial Paper	—	401,745,109	—	401,745,109
Asset-Backed Securities — Non-Agency	—	364,596,325	—	364,596,325
Certificates of Deposit	—	2,576,955,407	—	2,576,955,407
Commercial Paper	—	4,822,120,487	—	4,822,120,487
Repurchase Agreements	—	235,000,000	—	235,000,000
U.S. Government & Agency Obligations	—	4,289,281,240	—	4,289,281,240
U.S. Treasury Obligations	400,555,331	—	—	400,555,331
Total Investments	400,555,331	12,689,698,568	—	13,090,253,899
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between Levels 2 and 3 during the period.
Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being valued using amortized cost as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table(s) shows transfers between levels of the fair value hierarchy:
Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
400,010,497	—	—	400,010,497
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2017	9

Statement of Assets and Liabilities
July 31, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$12,855,550,191
Repurchase agreements, at cost	235,000,000
Total investments, at cost	13,090,550,191
Investments, at value
Unaffiliated issuers, at value	12,855,253,899
Repurchase agreements, at value	235,000,000
Total investments, at value	13,090,253,899
Cash	286,543,110
Receivable for:
Interest	2,204,860
Prepaid expenses	51,943
Total assets	13,379,053,812
Liabilities
Payable for:
Distributions to shareholders	12,604,409
Compensation of board members	214,552
Other expenses	93,957
Total liabilities	12,912,918
Net assets applicable to outstanding capital stock	$13,366,140,894
Represented by
Paid in capital	13,366,635,953
Excess of distributions over net investment income	(162,192)
Accumulated net realized loss	(36,575)
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(296,292)
Total - representing net assets applicable to outstanding capital stock	$13,366,140,894
Shares outstanding	13,366,665,075
Net asset value per share	1.0000
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Short-Term Cash Fund | Annual Report 2017

Statement of Operations
Year Ended July 31, 2017
Net investment income
Income:
Interest	$86,371,518
Total income	86,371,518
Expenses:
Compensation of board members	198,157
Custodian fees	93,257
Shareholder reports and communication	17,573
Audit fees	27,290
Legal fees	107,357
Fidelity and surety fees	50,976
Miscellaneous expenses	45,112
Commitment fees for bank credit facility	81,690
Compensation of chief compliance officer	2,478
Total expenses	623,890
Net investment income	85,747,628
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	24,039
Net realized gain	24,039
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(296,292)
Net change in unrealized appreciation (depreciation)	(296,292)
Net realized and unrealized loss	(272,253)
Net increase in net assets resulting from operations	$85,475,375
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2017	11

Statement of Changes in Net Assets
	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$85,747,628	$34,748,505
Net realized gain (loss)	24,039	(25,074)
Net change in unrealized appreciation (depreciation)	(296,292)	—
Net increase in net assets resulting from operations	85,475,375	34,723,431
Distributions to shareholders
Net investment income	(85,815,240)	(34,827,144)
Total distributions to shareholders	(85,815,240)	(34,827,144)
Increase in net assets from capital stock activity	1,293,426,212	733,197,124
Total increase in net assets	1,293,086,347	733,093,411
Net assets at beginning of year	12,073,054,547	11,339,961,136
Net assets at end of year	$13,366,140,894	$12,073,054,547
Excess of distributions over net investment income	$(162,192)	$(94,580)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Short-Term Cash Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	July 31, 2017		July 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	65,657,886,303	65,657,269,651	16,218,711,699	16,218,711,699
Distributions reinvested	4,314,239	4,314,239	35,112,790	35,112,791
Redemptions	(64,368,753,982)	(64,368,157,678)	(15,520,627,365)	(15,520,627,366)
Total net increase	1,293,446,560	1,293,426,212	733,197,124	733,197,124
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Short-Term Cash Fund | Annual Report 2017	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Total return assumes reinvestment of all dividends and distributions, if any. Total return is not annualized for periods of less than one year.
	Year Ended July 31,
	2017	2016	2015	2014	2013
Per share data
Net asset value, beginning of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.0069	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Net realized and unrealized gain (loss)	(0.0001)	(0.00) (a)	0.00 (a)	0.00 (a)	0.00 (a)
Total from investment operations	0.0068	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)
Less distributions to shareholders from:
Net investment income	(0.0068)	(0.00) (a)	(0.00) (a)	(0.00) (a)	(0.00) (a)
Total distributions to shareholders	(0.0068)	(0.00) (a)	(0.00) (a)	(0.00) (a)	(0.00) (a)
Net asset value, end of period	$1.0000	$1.00	$1.00	$1.00	$1.00
Total return	0.68%	0.32%	0.11%	0.09%	0.14%
Ratios to average net assets
Total gross expenses	0.01%	0.00% (a)	0.00% (a)	0.00% (a)	0.00% (a)
Total net expenses	0.01%	0.00% (a)	0.00% (a)	0.00% (a)	0.00% (a)
Net investment income	0.69%	0.32%	0.11%	0.09%	0.14%
Supplemental data
Net assets, end of period (in thousands)	$13,366,141	$12,073,055	$11,339,961	$9,518,211	$7,594,075

Notes to Financial Highlights
(a)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Short-Term Cash Fund | Annual Report 2017

Notes to Financial Statements
July 31, 2017
Note 1. Organization
Columbia Short-Term Cash Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Trust may issue an unlimited number of shares (without par value). Investments in the Fund may be made only by investment companies, common or commingled trust funds, or similar organizations or persons that are accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
The Fund calculates its net asset value to four decimals (e.g., $1.0000) using market-based pricing and operates with a floating net asset value. Although the Fund is a money market fund, the net asset value of the Fund will fluctuate with changes in the values of the Fund’s portfolio securities. As a result, the Fund’s net asset value may be above or below $1.0000. Prior to October 1, 2016, the Fund maintained a stable net asset value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Repurchase agreements
The Fund may invest in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or
Columbia Short-Term Cash Fund | Annual Report 2017	15

Notes to Financial Statements  (continued)
July 31, 2017
insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of July 31, 2017:
	Federal Reserve ($)	RBC Capital Markets ($)	TD Securities ($)	Total ($)
Assets
Repurchase agreements	35,000,000	150,000,000	50,000,000	235,000,000
Total financial and derivative net assets	35,000,000	150,000,000	50,000,000	235,000,000
Total collateral received (pledged)(a)	35,000,000	150,000,000	50,000,000	235,000,000
Net amount(b)	—	—	—	—

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income, including amortization of premium and discount, is recognized daily.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains) and capital gains, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
16	Columbia Short-Term Cash Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncement
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective for periods on or after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund’s financial statements and related disclosures.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, subject to the policies set by the Board of Trustees, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Fund does not pay a management fee for the investment advisory or administrative services provided to the Fund, but it may pay taxes, brokerage commissions and nonadvisory expenses.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company that prior to dissolution on August 25, 2017, provided limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended July 31, 2017, other expenses paid by the Fund to this company were $21,045.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
Columbia Short-Term Cash Fund | Annual Report 2017	17

Notes to Financial Statements  (continued)
July 31, 2017
the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
The Fund has a Transfer and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, under which the Fund does not pay an annual fee to the Transfer Agent.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At July 31, 2017, these differences are primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
—	8,785	(8,785)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
July 31, 2017			July 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
85,815,240	—	85,815,240	34,827,144	—	34,827,144
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At July 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
12,646,538	—	(36,575)	(296,292)
18	Columbia Short-Term Cash Fund | Annual Report 2017

Notes to Financial Statements  (continued)
July 31, 2017
At July 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
13,090,550,191	607,491	(903,783)	(296,292)
The following capital loss carryforwards, determined at July 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended July 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	36,575	—	36,575	24,039	8,785	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is disclosed as Commitment fees for bank credit facility in the Statement of Operations.
The Fund had no borrowings during the year ended July 31, 2017.
Note 6. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Columbia Short-Term Cash Fund | Annual Report 2017	19

Notes to Financial Statements  (continued)
July 31, 2017
Money market fund risk
At times of (i) significant redemption activity by shareholders, including, for example, when a single investor or a few large investors make a significant redemption of Fund shares, (ii) insufficient levels of cash in the Fund’s portfolio to satisfy redemption activity, and (iii) disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities, the Fund could be forced to sell portfolio securities at unfavorable prices in order to generate sufficient cash to pay redeeming shareholders. Sales of portfolio securities at such times could result in losses to the Fund. In addition, neither the Investment Manager nor any of its affiliates has a legal obligation to provide financial support to the Fund, and you should not expect that they or any person will provide financial support to the Fund at any time. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
If, at any time, the Fund’s weekly liquid assets fall below 30% of its total assets and the Board of Trustees determines it is in the best interests of the Fund, the Fund may, as early as the same day and at any time during the day, impose a fee of up to 2% of the value of all shares redeemed and/or temporarily suspend redemptions (sometimes referred to as imposing redemption gates) for up to 10 business days. If, at the end of any business day, the Fund’s weekly liquid assets fall below 10% of its total assets, the Fund must impose a fee, as of the beginning of the next business day, of 1% of the value of all shares redeemed, unless the Board of Trustees determines that imposing such a fee is not in the best interests of the Fund or the Board of Trustees determines that a lower or higher fee (not to exceed 2% of the value of all shares redeemed) would be in the best interests of the Fund. These determinations may affect the composition of the investment portfolio, performance and operating expenses of the Fund.
Shareholder concentration risk
At July 31, 2017, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 7. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 8. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
20	Columbia Short-Term Cash Fund | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Short-Term Cash Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Short-Term Cash Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of July 31, 2017 by correspondence with the custodian, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
September 21, 2017
Columbia Short-Term Cash Fund | Annual Report 2017	21

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	120	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	122	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	120	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
22	Columbia Short-Term Cash Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	122	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	122	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	122	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	122	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Short-Term Cash Fund | Annual Report 2017	23

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	122	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	122	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	120	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	122	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
24	Columbia Short-Term Cash Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	120	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	179	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
Nations Funds refer to the Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of Columbia Funds Series Trust. RiverSource Funds refer to the Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of Columbia Funds Series Trust II.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.
Columbia Short-Term Cash Fund | Annual Report 2017	25

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
26	Columbia Short-Term Cash Fund | Annual Report 2017

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Short-Term Cash Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March, April and June 2017, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 19-21, 2017 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as their history, reputation, expertise, resources and capabilities, and the qualifications of their personnel.
The Board specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, and the various technological enhancements that had been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2016 in the performance of administrative services, and noted the various enhancements anticipated for 2017. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.
Columbia Short-Term Cash Fund | Annual Report 2017	27

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board observed that the Fund, commonly referred to as a “cash pool fund,” was established for the exclusive use of managing the cash positions of other funds managed by Columbia Threadneedle and, because Columbia Threadneedle collects management fees on funds that invest in the Fund, the Fund does not pay management fees. The Board also noted that the Fund does not pay transfer agency or distribution fees.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account the reports of its independent fee consultant, JDL Consultants, LLC (JDL) and JDL’s conclusion that 2016 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2016 the Board had concluded that 2015 profitability was reasonable and that Columbia Threadneedle generated 2016 profitability that declined slightly from 2015 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
Given that the Fund does not pay management fees, the Board determined not to accord weight to the lack of any material economies of scale associated to the growth of the Fund.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 21, 2017, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Short-Term Cash Fund | Annual Report 2017

Additional information
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Short-Term Cash Fund | Annual Report 2017	29

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Columbia Short-Term Cash Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
ANN224_07_G01_(09/17)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the twelve series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$353,700	$295,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$11,300	$4,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2017 also includes agreed-upon procedures related to the issuance of consents for Form N-1A.

During the fiscal years ended July 31, 2017 and July 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$46,600	$50,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2017 and 2016 include Tax fees for foreign tax filings.

During the fiscal years ended July 31, 2017 and July 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$225,000	$225,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates July be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee July delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor July not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and July add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2017 and July 31, 2016 are approximately as follows:

2017	2016
$282,900	$280,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders July recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	September 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	September 21, 2017